                           ________________________
                               The Brinson Funds


                           Brinson U.S. Balanced Fund
                            Brinson U.S. Equity Fund
                 Brinson U.S. Large Capitalization Equity Fund
                 Brinson U.S. Large Capitalization Growth Fund
                 Brinson U.S. Small Capitalization Growth Fund
                             Brinson U.S. Bond Fund
                            Brinson High Yield Fund

                                 Annual Report

                                 June 30, 1999


                         Institutional Asset Management

                        [LOGO OF BRINSON APPEARS HERE]

                     _____________________________________

Trustees and Officers

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------
Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

David E. Floyd, CPA
Assistant Secretary

Mark F. Kemper
Assistant Secretary

================================================================================

                 The Funds' Advisor -- Brinson Partners, Inc.

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------

Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, no-load, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios--balancing considerations for both risk and return.

Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBSAG.

================================================================================
2

                               Table of Contents

                        [LOGO OF BRINSON APPEARS HERE]

------------------------------------------------------------------------------



Shareholder Letter..........................................  4

U.S. Economic and Market Highlights.........................  5

U.S. Balanced Fund..........................................  6
     Schedule of Investments................................ 10
     Financial Statements................................... 13
     Financial Highlights................................... 16

U.S. Equity Fund............................................ 18
     Schedule of Investments................................ 22
     Financial Statements................................... 23
     Financial Highlights................................... 26

U.S. Large Capitalization Equity Fund....................... 28
     Schedule of Investments................................ 32
     Financial Statements................................... 33
     Financial Highlights................................... 36

U.S. Large Capitalization Growth Fund....................... 38
     Schedule of Investments................................ 42
     Financial Statements................................... 43
     Financial Highlights................................... 46

U.S. Small Capitalization Growth Fund....................... 48
     Schedule of Investments................................ 52
     Financial Statements................................... 54
     Financial Highlights................................... 57

U.S. Bond Fund.............................................. 59
     Schedule of Investments................................ 63
     Financial Statements................................... 66
     Financial Highlights................................... 69

High Yield Fund............................................. 71
     Schedule of Investments................................ 75
     Financial Statements................................... 78
     Financial Highlights................................... 81

The Brinson Funds--Notes to Financial Statements............ 83

Report of Independent Auditors.............................. 90

================================================================================
                                                                               3

                              Shareholder Letter

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------

July 26, 1999

Dear Shareholder:

We are pleased to present the Annual Report for The Brinson Funds covering the year ended June 30, 1999. This report focuses on the current economic outlook as well as our current strategies and performance updates for our seven Domestic
Funds: U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund.

During the second quarter of 1999, momentum shifted away from growth stocks. Growth-oriented stocks had outperformed value for much of the last two years, leading to what we believe to be significant overvaluation among many of the largest capitalization issues. Several factors contributed to this shift, including improving expectations for global growth (bottoming in Asia and Latin America), firming in key industrial commodity prices (notably oil) and expectations for stronger corporate profits. Steeper yield curves and higher interest rates also contributed to this rotation. An improving economic picture, coupled with increased profitability for value stocks, suggests that there is scope for continued outperformance relative to growth stocks in the coming months. Our work continues to indicate that many large-capitalization growth stocks remain overvalued and are likely to underperform.

Our current strategies for U.S. fixed income portfolios indicate that current U.S. market interest rates provide positive excess returns. Market expectations of higher inflation and Fed tightening (the Fed did raise rates by 25 basis points on June 30) have driven bond yields in the U.S. to levels above our estimates of fair value. The prevailing credit spreads provide more than adequate compensation for risk, given our assumptions about the economy and the probabilities we assign to different scenarios for default rates.

The U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund are all actively managed funds that provide integrated asset management across and within the U.S. security markets. Each of our Funds employ the same value-oriented investment philosophy of applied growth across the U.S. spectrum. Each Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. The reports that follow highlight the investment characteristics and the performance of the respective Funds.

We appreciate your continued trust and the confidence you have placed in The Brinson Funds, and look forward to a long lasting, quality relationship.

Sincerely,

/s/Gary P. Brinson

Gary P. Brinson
Chairman and Chief Investment Officer
Brinson Partners, Inc.

================================================================================
4

                      U.S. Economic and Market Highlights

                        [LOGO OF BRINSON APPEARS HERE]

________________________________________________________________________________

The U.S. economy continued to expand at a rapid pace in the second quarter of 1999, with weakness in the housing sector being largely compensated by rebounding activity in manufacturing. With no signs of a recession in sight, the current business cycle will break the record for longevity established by the business expansion of the 1960s. Despite the strong momentum in economic growth, price pressures, as measured by consumer prices excluding food and energy, have remained moderate. Largely as a result of higher energy prices, headline inflation has moved back above 2%.

Strong momentum in domestic demand, sluggish demand for U.S. products in Asia, Europe and Latin America and higher oil prices all contributed to a massive widening in the nation's trade deficit in May. Large net capital imports --which reflects global investors' confidence in the U.S. economy -- and a strong U.S. dollar are the flip side of the current account deficit.

By increasing the federal funds rate on June 30, the Federal Reserve has partly reversed some of the rate cuts adopted during the Asia/Russia/LTCM crisis last year. The move reflects growing doubts about a permanent surge in productivity growth. Despite this tightening, the FOMC's policy stance continues to be expansionary with money supply expanding at rates inconsistent with long-run price stability.

  U.S. Environment

                           [BAR CHARTS APPEAR HERE]

Major Markets
Year to date June 30, 1999
Total Return
U.S. Cash Equivalents                              2.17
U.S. Bonds                                        -1.39
U.S. Equities                                     11.87


Salomon U.S. Treasury Benchmark Returns
Year to date June 30, 1999
Maturity (Years)                           Total Return
1                                                  2.25
2                                                  0.52
5                                                 -2.35
10                                                 -6.5
30                                               -10.54


Top Ten Industry Returns Relative to S&P 500
Year to date June 30, 1999
Aerospace                                         24.93
For. Petroleum Res.                               22.84
Dom. Petroleum Res.                               21.83
Electronics                                        21.4
Oil Service                                       19.41
Forest Products                                   14.54
Aluminum                                          12.91
Producer Goods                                    11.72
Media                                             11.08
Telephone, Telegraph                              10.66
Source: BARRA


Bottom Ten Industry Returns Relative to S&P 500
Year to date June 30, 1999
Miscellaneous                                     -9.61
Containers                                        -9.69
Health (Non-Drug)                                 -9.78
Drugs, Medicine                                  -11.03
Electric Utilities                               -16.05
Beverages                                        -17.05
Trucking, Freight                                -22.07
Precious Metals                                  -24.55
Water Transport                                  -26.82
Tobacco                                          -30.91
Source: BARRA

================================================================================

                              U.S. Balanced Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

We actively manage the U.S. Balanced Fund in all of its aspects. We seek out price/value discrepancies across capital markets (at the asset class level), and within capital markets (through sector, sub-sector and individual security selection). The Fund is monitored on an ongoing basis, and rebalanced with both risk and return considerations in mind. Our value estimates and investment decisions are based on comprehensive analysis of forward-looking investment fundamentals, drawing on the collective judgement of our seasoned investment teams.

Since its performance inception on December 31, 1994, the Brinson U.S. Balanced Fund Class I has produced an annualized rate of return of 13.32% compared to the 20.78% return of its benchmark, the U.S. Balanced Mutual Fund Index. This performance record was obtained with significantly less risk or volatility than the benchmark, 5.45% versus 9.66%, respectively. The lower risk level implies that the Fund has generated a much more constant return stream over time, protecting its investors from abrupt fluctuations in the overall Fund's value. For the first six months of 1999, the Fund returned 0.96% versus 7.13% for the benchmark.

The key reason for the Fund's underperformance is its relative underweight to the U.S. equity market, which we believe has reached historic levels of overvaluation. Today a record 76% of U.S. fund managers believe that Wall Street is overvalued. Based on our analysis, the U.S. equity market is now approximately 50% overvalued, a level higher than that seen prior to the market's "crash" in 1987. The Fund currently holds only 20% of its assets in equities versus 65% for the benchmark, which is the maximum underweight position.

In 1998 and the first half of this year, the U.S. equity market was fueled by the desire to not miss out on market momentum. These feelings appear to have overshadowed concerns about the fundamentals of stock valuation, and the market has been driven to extremes. Infatuations with technology (especially internet-related) companies and a few other sectors were the key drivers of this phenomenon. The market had experienced an incredible lack of breadth leading into the second quarter of 1999, and was forced higher by an ever-smaller number of "in-vogue" stocks.

Momentum shifted away from U.S growth stocks in the second quarter of 1999 after a long period of outperformance relative to value stocks. Factors contributing to this shift include higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. This is a significant change from the momentum in growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain. The market on the whole remains overvalued, with growth stocks at the extreme.

With risk considerations uppermost in mind, overweight positions relative to the benchmark are held in conventional U.S. bonds at +25%, and in Treasury Inflation Protected Securities (TIPS) at +20%. TIPS are bonds linked to the Consumer Price Index whose future cash flows are regularly adjusted according to prevailing inflation. While it is likely that future average inflation will be moderate, it is also likely that it will be more pronounced than currently expected by market participants. In this type of environment, TIPS provide unusual upside potential.

================================================================================
6

                              U.S. Balanced Fund

________________________________________________________________________________

Total Return

                                                      6 months      1 year        3 years       12/31/94*
                                                       ended        ended          ended           to
                                                      6/30/99      6/30/99        6/30/99        6/30/99
----------------------------------------------------------------------------------------------------------
Brinson U.S. Balanced Fund Class I                      0.96%        4.74%         10.72%         13.32%
----------------------------------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**                       7.13        14.27          19.40          20.78
----------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                    11.87        19.59          25.84          27.64
----------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad
 Investment Grade (BIG) Bond Index                     -1.39         3.12           7.24           8.51
----------------------------------------------------------------------------------------------------------

*  Performance inception date of the Brinson U.S. Balanced Fund Class I.

** An un-managed index compiled by the Advisor, constructed as follows: 65%
   Wilshire 5000 Index and 35% Salomon Smith Barney Broad Investment Grade Bond Index.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Balanced Fund Class I, the U.S. Balanced Mutual Fund Index, the Wilshire 5000 Index and the Salomon Smith Barney BIG Bond Index if you had invested $1,000,000 on December 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Balanced Fund Class I vs. U.S. Balanced Mutual Fund Index, Wilshire 5000 Index and Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested


                           [BAR CHART APPEARS HERE]

          Brinson U.S. Balanced        U.S. Balanced Mutual        Wilshire 5000        Salomon Smith Barney
                   Fund Class I                  Fund Index                Index              BIG Bond Index
12/31/94              1,000,000                   1,000,000            1,000,000                   1,000,000
 1/31/95              1,019,000                   1,020,459            1,021,610                   1,020,700
 2/28/95              1,050,000                   1,054,246            1,062,301                   1,044,584
 3/31/95              1,064,000                   1,074,390            1,090,303                   1,050,643
 4/30/95              1,080,000                   1,096,416            1,117,397                   1,065,037
 5/31/95              1,120,000                   1,133,880            1,155,243                   1,107,319
 6/30/95              1,139,086                   1,160,041            1,192,095                   1,115,070
 7/31/95              1,154,301                   1,190,257            1,241,150                   1,112,840
 8/31/95              1,170,530                   1,202,592            1,253,251                   1,125,637
 9/30/95              1,192,845                   1,236,362            1,301,050                   1,136,219
10/31/95              1,199,945                   1,234,092            1,287,988                   1,151,444
11/30/95              1,236,461                   1,274,817            1,342,560                   1,169,406
12/31/95              1,254,813                   1,294,523            1,364,511                   1,185,544
 1/31/96              1,278,797                   1,320,146            1,401,066                   1,193,606
 2/29/96              1,273,346                   1,327,345            1,425,571                   1,173,434
 3/31/96              1,276,616                   1,333,439            1,441,166                   1,164,985
 4/30/96              1,279,887                   1,351,402            1,476,778                   1,156,364
 5/31/96              1,284,248                   1,375,182            1,517,153                   1,155,786
 6/30/96              1,293,124                   1,374,034            1,504,667                   1,170,696
 7/31/96              1,273,247                   1,327,149            1,423,490                   1,173,857
 8/31/96              1,287,603                   1,354,048            1,469,027                   1,172,096
 9/30/96              1,324,045                   1,409,152            1,547,238                   1,192,490
10/31/96              1,354,965                   1,433,054            1,568,869                   1,219,321
11/30/96              1,405,762                   1,503,041            1,672,806                   1,239,440
12/31/96              1,396,859                   1,487,401            1,653,954                   1,228,533
 1/31/97              1,414,616                   1,541,133            1,742,490                   1,233,201
 2/28/97              1,419,351                   1,541,265            1,741,688                   1,234,558
 3/31/97              1,394,492                   1,491,506            1,664,653                   1,222,089
 4/30/97              1,418,167                   1,541,250            1,737,249                   1,239,565
 5/31/97              1,459,599                   1,617,300            1,860,333                   1,251,217
 6/30/97              1,493,510                   1,672,330            1,945,797                   1,266,106
 7/31/97              1,555,541                   1,771,762            2,095,390                   1,300,418
 8/31/97              1,530,490                   1,723,138            2,016,624                   1,289,234
 9/30/97              1,563,891                   1,798,097            2,135,625                   1,308,186
10/31/97              1,548,383                   1,768,165            2,064,487                   1,326,893
11/30/97              1,559,120                   1,808,702            2,132,078                   1,333,129
12/31/97              1,581,464                   1,836,885            2,171,479                   1,346,727
 1/31/98              1,597,411                   1,851,662            2,183,270                   1,364,100
 2/28/98              1,638,609                   1,938,829            2,342,213                   1,363,145
 3/31/98              1,670,504                   2,004,551            2,459,440                   1,368,461
 4/30/98              1,666,517                   2,023,665            2,488,634                   1,375,577
 5/31/98              1,670,504                   1,995,462            2,422,411                   1,388,783
 6/30/98              1,675,623                   2,046,664            2,507,341                   1,400,171
 7/31/98              1,661,933                   2,019,021            2,452,405                   1,403,111
 8/31/98              1,614,019                   1,825,458            2,070,492                   1,424,579
 9/30/98              1,672,885                   1,918,042            2,205,737                   1,458,199
10/31/98              1,705,740                   2,007,777            2,369,843                   1,451,637
11/30/98              1,726,275                   2,093,822            2,519,072                   1,459,621
12/31/98              1,738,302                   2,183,183            2,680,268                   1,464,146
 1/31/99              1,734,600                   2,241,002            2,778,795                   1,474,981
 2/28/99              1,693,873                   2,174,472            2,678,063                   1,449,168
 3/31/99              1,712,385                   2,233,354            2,781,410                   1,457,429
 4/30/99              1,762,368                   2,305,512            2,914,723                   1,462,238
 5/31/99              1,753,112                   2,265,285            2,850,919                   1,448,786
 6/30/99              1,755,023                   2,338,817            2,998,512                   1,443,860

12/31/94 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                              U.S. Balanced Fund

________________________________________________________________________________

  Total Return

                                                    6 months     1 year     6/30/97*
                                                      ended       ended       to
                                                     6/30/99     6/30/99    6/30/99
------------------------------------------------------------------------------------
Brinson U.S. Balanced Fund Class N                    0.53%        4.17%      8.09%
------------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**                     7.13        14.27      18.26
------------------------------------------------------------------------------------
Wilshire 5000 Index                                  11.87        19.59      24.14
------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade (BIG)
 Bond Index                                          -1.39         3.12       6.79
------------------------------------------------------------------------------------

*   Inception date of the Brinson U.S. Balanced Fund Class N.
** An un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Smith Barney Broad Investment Grade Bond Index.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Balanced Fund Class N, the U.S. Balanced Mutual Fund Index, the Wilshire 5000 Index and the Salomon Smith Barney BIG Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Balanced Fund Class N vs. U.S. Balanced Mutual Fund Index, Wilshire 5000 Index and Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested


                           [BAR CHART APPEARS HERE]

         Brinson U.S. Balanced        U.S. Balanced Mutual        Wilshire 5000        Salomon Smith Barney
                  Fund Class N                  Fund Index                Index              BIG Bond Index
 6/30/97            $1,000,000                  $1,000,000           $1,000,000                  $1,000,000
 7/31/97            $1,041,534                  $1,059,457           $1,076,880                  $1,027,100
 8/31/97            $1,023,962                  $1,030,382           $1,036,400                  $1,018,267
 9/30/97            $1,046,326                  $1,075,205           $1,097,558                  $1,033,235
10/31/97            $1,035,144                  $1,057,307           $1,060,998                  $1,048,011
11/30/97            $1,042,332                  $1,081,546           $1,095,735                  $1,052,936
12/31/97            $1,057,159                  $1,098,399           $1,115,985                  $1,063,676
 1/31/98            $1,067,820                  $1,107,235           $1,122,044                  $1,077,398
 2/28/98            $1,095,359                  $1,159,358           $1,203,729                  $1,076,644
 3/31/98            $1,117,569                  $1,198,658           $1,263,976                  $1,080,842
 4/30/98            $1,114,903                  $1,210,087           $1,278,979                  $1,086,463
 5/31/98            $1,117,569                  $1,193,223           $1,244,946                  $1,096,893
 6/30/98            $1,121,533                  $1,223,840           $1,288,593                  $1,105,887
 7/31/98            $1,112,392                  $1,207,310           $1,260,360                  $1,108,210
 8/31/98            $1,080,401                  $1,091,566           $1,064,084                  $1,125,165
 9/30/98            $1,118,791                  $1,146,928           $1,133,590                  $1,151,719
10/31/98            $1,140,728                  $1,200,587           $1,217,930                  $1,146,537
11/30/98            $1,154,438                  $1,252,039           $1,294,623                  $1,152,843
12/31/98            $1,162,059                  $1,305,474           $1,337,466                  $1,156,416
 1/31/99            $1,159,592                  $1,340,048           $1,428,101                  $1,164,974
 2/28/99            $1,128,752                  $1,300,265           $1,376,333                  $1,144,587
 3/31/99            $1,139,854                  $1,335,474           $1,429,445                  $1,151,111
 4/30/99            $1,173,162                  $1,378,623           $1,497,958                  $1,154,910
 5/31/99            $1,168,227                  $1,354,568           $1,465,168                  $1,144,284
 6/30/99            $1,168,251                  $1,398,538           $1,541,020                  $1,140,394

6/30/97 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                              U.S. Balanced Fund

                        [LOGO OF BRINSON APPEARS HERE]

________________________________________________________________________________


  Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITIES
Energy....................................   0.27%
Capital Investment
 Capital Goods............................   4.71
 Technology...............................   6.10
                                           ------
                                            10.81
Basic Industries
 Chemicals................................   1.82
 Housing/Paper............................   3.13
 Metals...................................   1.18
                                           ------
                                             6.13
Consumer
 Non-Durables.............................   1.39
 Retail/Apparel...........................   2.43
 Autos/Durables...........................   1.71
 Health: Drugs............................   1.93
 Health: Non-Drugs........................   2.25
                                           ------
                                             9.71
Financial
 Banks....................................   4.71
 Non-Banks................................   3.48
                                           ------
                                             8.19
Utilities
 Electric.................................   1.75
 Telephone................................   0.71
                                           ------
                                             2.46

Transportation............................   3.78%
Services/Misc.............................   2.61
                                           ------
    Total U.S. Equities...................  43.96*
U.S. BONDS
Corporate Bonds
 Asset-Backed.............................   0.99
 CMO......................................   0.46
 Consumer.................................   1.05
 Financial Services.......................   1.06
 Industrial Components....................   0.59
 Services/Miscellaneous...................   0.91
 Utilities................................   2.43
                                           ------
    Total U.S. Corporate Bonds............   7.49
International Dollar Bonds................   3.10
Mortgage-Backed Securities................   5.13
U.S. Government Agencies..................  12.14
U.S. Government Obligations...............  24.97
                                           ------
    Total U.S. Bonds......................  52.83*
SHORT-TERM INVESTMENTS....................   2.17*
                                           ------
    TOTAL INVESTMENTS.....................  98.96
CASH AND OTHER ASSETS,
 LESS LIABILITIES.........................   1.04
                                           ------
NET ASSETS................................ 100.00%
                                           ======

--------------------------------------------------------------------------------

*The Fund held a long position in U.S. Treasury futures on June 30, 1999 which increased U.S. bond exposure from 52.83% to 77.27%. The Fund also held a short position in stock index futures which reduced U.S. equity exposure from 43.96% to 18.53%. These two adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 2.17% to 3.16%.

  Asset Allocation

As of June 30, 1999
                                    Current
                      Benchmark    Strategy
--------------------------------------------
U.S. Equity              65%          20%
U.S. Bonds               35           80
--------------------------------------------
                        100%         100%


 Top Ten U.S. Equity Holdings

As of June 30, 1999
                                  Percent of
                                  Net Assets
--------------------------------------------
1. Xerox Corp.                         2.46%
2. FDX Corp.                           1.68%
3. Burlington Northern Santa Fe
   Corp.                               1.57%
4. Raytheon Co., Class B               1.45%
5. Electronic Data Systems Corp.       1.42%
6. Corning, Inc.                       1.39%
7. Aetna, Inc.                         1.34%
8. Lockheed Martin Corp.               1.19%
9. CIGNA Corp.                         1.08%
10. General Instrument Corp.           1.08%
--------------------------------------------

================================================================================

                 U.S. Balanced Fund -- Schedule of Investments

June 30, 1999
------------------------------------------------------------------------

                                                Shares       Value
                                                ------       -----
U.S. Equities -- 43.96%
Advanced Micro Devices, Inc. (b).............       8,900 $   160,756
Aetna, Inc...................................       5,900     527,681
Allergan, Inc................................       1,900     210,900
Alza Corp. (b)...............................       7,700     391,737
American Standard Companies, Inc. (b)........       4,100     196,800
Aon Corp.....................................      10,050     414,562
Armstrong World Industries, Inc..............       1,100      63,594
BankBoston Corp..............................       2,200     112,475
Baxter International, Inc....................       4,400     266,750
Burlington Northern Santa Fe Corp............      19,900     616,900
Champion Enterprises, Inc. (b)...............       3,500      65,188
Champion International Corp..................       1,200      57,450
Chase Manhattan Corp.........................       3,400     294,525
CIGNA Corp...................................       4,800     427,200
Circuit City Stores-Circuit City Group.......       3,700     344,100
CMS Energy Corp..............................       3,700     154,937
CommScope, Inc. (b)..........................       3,166      97,355
Compaq Computer Corp.........................       1,100      26,056
Computer Sciences Corp. (b)..................       1,900     131,456
Compuware Corp. (b)..........................       3,200     101,800
Comverse Technology, Inc. (b)................       1,230      92,865
Consolidated Stores Corp. (b)................       5,100     137,700
Corning, Inc.................................       7,800     546,975
Covance, Inc. (b)............................       3,075      73,608
Delphi Automotive Systems Corp...............       7,200     133,650
Dial Corp....................................       2,100      78,094
Dominion Resources, Inc......................         600      25,988
Eastman Chemical Co..........................       2,200     113,850
Electronic Data Systems Corp.................       9,900     559,969
Eli Lilly and Company........................       2,200     157,575
Entergy Corp.................................      10,400     325,000
FDX Corp. (b)................................      12,200     661,850
Federal-Mogul Corp...........................       2,000     104,000
First American Corp. of Tennessee............       1,000      41,563
First Data Corp..............................       7,958     389,445
First Security Corp..........................       1,925      52,456
First Union Corp.............................       3,300     155,100
Fleet Financial Group, Inc...................       5,000     221,875
Fleetwood Enterprises, Inc...................       2,200      58,163
Food Lion Inc., Class A......................      11,600     137,750
Fort James Corp..............................       7,000     265,125
General Instrument Corp. (b).................      10,000     425,000
Genzyme Corp. (b)............................       1,600      77,600
Genzyme Surgical Products Division (b).......         286       1,262
Geon Co......................................       1,000      32,250
GreenPoint Financial Corp....................       6,400     210,000
Hibernia Corp., Class A......................       4,700      73,731
Household International, Inc.................       6,400     303,200
Illinois Tool Works, Inc.....................       1,300     106,600
IMC Global, Inc..............................       7,200     126,900
Johnson Controls, Inc........................       1,900     131,694
Kimberly-Clark Corp..........................       3,600     205,200
Lafarge Corp.................................       2,200      77,963
Lear Corp. (b)...............................       4,800     238,800
Lockheed Martin Corp.........................      12,542     467,189
Lyondell Chemical Company....................       5,700     117,563
Martin Marietta Materials, Inc...............       1,136      67,024
Masco Corp...................................      12,400 $   358,050
Mattel, Inc..................................       5,600     148,050
MCN Energy Group, Inc........................         800      16,600
Nabisco Holdings Corp., Class A..............       1,100      47,575
National Service Industries, Inc.............       2,000      72,000
New York Times Co............................       2,100      77,306
Newell Rubbermaid, Inc.......................       4,100     190,650
Nextel Communications, Inc. (b)..............       5,600     281,050
Norfolk Southern Corp........................       7,000     210,875
Peco Energy Co...............................       4,400     184,250
Pentair, Inc.................................       2,100      96,075
Philip Morris Companies, Inc.................       6,400     257,200
PNC Bank Corp................................       3,200     184,400
Praxair, Inc.................................       3,400     166,387
Raytheon Co., Class B........................       8,100     570,037
Regions Financial Corp.......................       1,000      38,438
Southdown, Inc...............................       2,316     148,803
St. Jude Medical, Inc. (b)...................       5,600     199,500
Tyson Foods, Inc., Class A...................       7,400     166,500
U.S. Bancorp.................................       5,059     172,006
Ultramar Diamond Shamrock Corp...............       4,090      89,213
United Healthcare Corp.......................       4,000     250,500
USG Corp.....................................       2,100     117,600
Vencor, Inc. (b).............................       4,200         630
Ventas, Inc..................................       2,800      15,050
Viad Corp....................................       3,900     120,656
W.W. Grainger, Inc...........................       1,200      64,575
Wells Fargo and Co...........................       7,000     299,250
Westvaco Corp................................       1,400      40,600
Xerox Corp...................................      16,400     968,625
York International Corp......................       2,500     107,031
                                                          -----------
Total U.S. Equities (Cost $14,121,165).......              17,316,281
                                                          -----------
                                                   Face
                                                   Amount
                                                   ------
Bonds -- 52.83%
U.S. Corporate Bonds -- 7.49%
Archer Daniels 6.950%, due 12/15/69.......... $   250,000     232,287
Donaldson Lufkin & Jenrette, FRN
6.700%, due 06/30/00.........................     415,000     417,222
Heller Financial Commercial Mortgage
Assets, 99-PH1, Class A1 6.500%,
due 05/15/61.................................     184,130     182,451
MBNA Global Capital Securities,
FRN 5.795%, due 02/01/27.....................     215,000     186,425
Noram Energy Corp. 6.375%, due 11/01/03......     200,000     195,519
PanAmSat Corp. 6.000%, due 01/15/03..........     335,000     327,904
Peco Energy Transition Trust 6.130%,
due 03/01/09.................................     215,000     203,857
Rite Aid Corp., 144A 6.125%, due 12/15/08....     140,000     126,805
Sprint Capital Corp. 6.875%, due 11/15/28....     200,000     182,106
TCI Communications,  Inc. 8.750%,
due 08/01/15.................................     220,000     249,899
Time Warner, Inc. 7.570%, due 02/01/24.......     290,000     288,806
U.S.A. Waste Services 6.500%, due 12/15/02...     360,000     356,994
                                                          -----------
                                                            2,950,275
                                                          -----------

===============================================================================
10

                 U.S. Balanced Fund -- Schedule of Investments

June 30, 1999
-------------------------------------------------------------------------------

                                                                 Face
                                                                Amount           Value
                                                                ------           -----
International Dollar Bonds -- 3.10%
Abbey National PLC, Resettable Perpetual
Preferred 6.700%, due 06/29/49............................       250,000     $   231,861
British Sky Broadcasting Group plc
6.875%, due 02/23/09......................................       125,000         113,989
Credit Suisse-London, 144A, Resettable
Perpetual Preferred 7.900%, due 05/01/07..................       270,000         262,863
Empresa Nacional de Electricidad S.A.
8.125%, due 02/01/97......................................       200,000         155,920
Ras Laffan Liquified Natural Gas Co., Ltd.,
144A, 8.294%, due 03/15/14................................       235,000         216,865
Tyco International Group, S.A.
5.875%, due 11/01/04......................................       250,000         241,254
                                                                             -----------
                                                                               1,222,752
                                                                             -----------
Mortgage-Backed Securities -- 5.13%
LB Commercial Conduit Mortgage Trust,
99-C1, Class A1, 6.410%, due 10/15/30.....................        90,000          88,809
Prudential Home Mortgage Securities, 93-43,
Class A9 6.750%, due 10/25/23.............................       711,829         695,607
Residential Asset Securitization Trust 97-A10,
Class A1, 7.250%, due 12/25/27............................       432,331         434,501
97-A11, Class A2, 7.000%, due 01/25/28....................        93,689          93,927
UCFC Home Equity Loan 97-C, Class A8,
FRN 5.069%, due 09/15/27..................................       710,969         709,256
                                                                             -----------
                                                                               2,022,100
                                                                             -----------
U.S. Government Agencies -- 12.14%
Federal Home Loan Mortgage Corp. Gold
8.000%, due 05/01/23......................................       386,445         398,293
9.000%, due 03/01/24......................................       178,064         189,558
Federal Home Loan Mortgage Corp.
9.000%, due 01/01/29......................................       164,979         174,620
Federal National Mortgage Assoc.
5.250%, due 01/15/09......................................       440,000         401,812
7.500%, due 07/01/10......................................       277,137         281,711
7.500%, due 12/01/27......................................       228,125         230,712
Federal National Mortgage Assoc. Series
97-72 Class EG 0.000%, due 09/25/22.......................       263,539         234,686
FNCI 8.000%, due 02/01/13.................................       327,222         337,170
Government National Mortgage Association
7.000%, due 12/15/23......................................       651,117         645,402
7.500%, due 06/15/24......................................       478,831         485,108
8.000%, due 08/15/22......................................       506,068         521,774
Jordan Aid 8.750%, due 09/01/19...........................       775,765         881,285
                                                                             -----------
                                                                               4,782,131
                                                                             -----------

U.S. Government Obligations -- 24.97%
U.S. Treasury Bond 8.000%, due 11/15/21...................   $ 1,535,000     $ 1,846,797
U.S. Treasury Inflation Indexed Note
3.625%, due 01/15/08......................................     5,140,000       5,137,858
3.625%, due 04/15/28......................................     2,940,000       2,852,343
                                                                             -----------
                                                                               9,836,998
                                                                             -----------

Total U.S. Bonds (Cost $21,149,598).......................                    20,814,256
                                                                             -----------
Short-Term Investments -- 2.17%
U.S. Treasury Bills -- 1.57%
U.S. Treasury Bill 4.46%, due 08/05/99....................       620,000         617,348
                                                                             -----------
Investment Companies -- 0.60%.............................      Shares
                                                                ------
Brinson Supplementary Trust U.S. Cash
Management Prime Fund.....................................       236,079         236,079
                                                                             -----------
Total Short-Term Investments
(Cost $853,397)...........................................                       853,427
                                                                             -----------
Total Investments
(Cost $36,124,160) -- 98.96% (a)..........................                    38,983,964
Cash and other assets,
less liabilities -- 1.04%.................................                       409,130
                                                                             -----------
Net Assets -- 100%........................................                   $39,393,094
                                                                             ===========

              See accompanying notes to Schedule of Investments.

================================================================================

                 U.S. Balanced Fund -- Schedule of Investments

June 30, 1999
-----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $36,124,160; and net unrealized appreciation consisted of:
      Gross unrealized appreciation.....................         $ 3,895,161
      Gross unrealized depreciation.....................          (1,035,357)
                                                                 -----------
          Net unrealized appreciation...................         $ 2,859,804
                                                                 ===========

(b) Non-income producing security
FRN: Floating rate note--The rate disclosed is that in effect at June 30, 1999. 144A:Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $606,533, or 1.54% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FUTURES CONTRACTS

The U.S. Balanced Fund had the following open futures contracts as of June 30, 1999:

                                                            Settlement         Cost/      Current      Unrealized
                                                               Date          Proceeds      Value         Loss
                                                            --------------  ----------  -----------  ------------
      Interest Rate Futures Buy Contracts
      5 Year U.S. Treasury Note, 57 contracts..........     September 1999  $6,256,594  $ 6,213,000  $ (43,594)
      10 Year U.S. Treasury Note, 14 contracts.........     September 1999   1,574,551    1,556,625    (17,926)
      30 Year U.S. Treasury Bond, 16 contracts.........     September 1999   1,881,096    1,854,500    (26,596)

      Index Futures Sale Contracts
      Standard & Poor's 500, 29 contracts..............     September 1999   9,569,072   10,017,325   (448,254)
                                                                                                     ---------
          Total........................................                                              $(536,370)
                                                                                                     =========


The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1999 were $83,300 and $617,348, respectively.


                See accompanying notes to financial statements.

================================================================================
12

                  U.S. Balanced Fund -- Financial Statements

-----------------------------------------------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
   Unaffiliated issuers (Cost $35,888,081)...........................................................      $38,747,885
   Affiliated issuers (Cost $236,079)................................................................          236,079
 Cash................................................................................................           69,398
 Receivables:
   Investment securities sold........................................................................          334,340
   Dividends.........................................................................................           21,037
   Interest..........................................................................................          273,042
   Fund shares sold..................................................................................           87,121
 Other assets........................................................................................            1,621
                                                                                                           -----------
     TOTAL ASSETS....................................................................................       39,770,523
                                                                                                           -----------
LIABILITIES:
 Payables:
   Investment securities purchased...................................................................           67,513
   Fund shares redeemed..............................................................................          120,328
   Investment advisory fees..........................................................................           15,906
   Variation margin..................................................................................          111,813
   Accrued expenses..................................................................................           61,869
                                                                                                           -----------
     TOTAL LIABILITIES...............................................................................          377,429
                                                                                                           -----------
NET ASSETS...........................................................................................      $39,393,094
                                                                                                           ===========
NET ASSETS CONSIST OF:
 Paid in capital.....................................................................................      $36,848,035
 Accumulated undistributed net investment income.....................................................          200,223
 Accumulated net realized gain.......................................................................           21,402
 Net unrealized appreciation.........................................................................        2,323,434
                                                                                                           -----------
     NET ASSETS......................................................................................      $39,393,094
                                                                                                           ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
   Net asset value, offering price and redemption price per share (Based on net assets of
    $37,603,028 and 4,010,404 shares issued and outstanding).........................................      $      9.38
                                                                                                           ===========
 Brinson Class N:
   Net asset value, offering price and redemption price per share (Based on net assets of
    $1,266 and 135 shares issued and outstanding)....................................................      $      9.38
                                                                                                           ===========
 UBS Investment Funds Class:
   Net asset value, offering price and redemption price per share (Based on net assets of
    $1,788,800 and 191,943 shares issued and outstanding)............................................      $      9.32
                                                                                                           ===========

                See accompanying notes to financial statements.

================================================================================

                  U.S. Balanced Fund -- Financial Statements

------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
INVESTMENT INCOME:
 Interest..................................................................................    $ 1,648,958
 Dividends.................................................................................        315,958
                                                                                               -----------
     TOTAL INCOME..........................................................................      1,964,916
                                                                                               -----------
EXPENSES:
 Advisory..................................................................................        347,297
 Professional..............................................................................         43,123
 Registration..............................................................................         36,449
 Printing..................................................................................         27,654
 Distribution..............................................................................          9,774
 Other.....................................................................................         21,483
                                                                                               -----------
     TOTAL EXPENSES........................................................................        485,780
     Expenses waived by Advisor............................................................        (79,286)
                                                                                               -----------
     NET EXPENSES..........................................................................        406,494
                                                                                               -----------
     NET INVESTMENT INCOME.................................................................      1,558,422
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments..............................................................................      4,805,976
  Futures contracts........................................................................       (548,763)
                                                                                               -----------
     Net realized gain.....................................................................      4,257,213
                                                                                               -----------
 Change in net unrealized appreciation or depreciation on:
  Investments..............................................................................     (4,679,394)
  Futures contracts........................................................................       (482,951)
                                                                                               -----------
     Change in net unrealized appreciation or depreciation.................................     (5,162,345)
                                                                                               -----------
 Net realized and unrealized loss..........................................................       (905,132)
                                                                                               -----------
 Net increase in net assets resulting from operations......................................    $   653,290
                                                                                               ===========

                See accompanying notes to financial statements.

==============================================================================
14

                  U.S. Balanced Fund -- Financial Statements

------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      Year                  Year
                                                                                     Ended                 Ended
                                                                                 June 30, 1999         June 30, 1998
                                                                                 -------------         -------------
OPERATIONS:
 Net investment income.......................................................     $  1,558,422        $   9,285,597
 Net realized gain...........................................................        4,257,213           43,393,817
 Change in net unrealized appreciation or depreciation.......................       (5,162,345)         (19,387,830)
                                                                                  ------------        -------------
 Net increase in net assets resulting from operations........................          653,290           33,291,584
                                                                                  ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
  Brinson Class I............................................................       (2,554,055)         (11,202,072)
  Brinson Class N............................................................              (68)                 (62)
  UBS Investment Funds Class.................................................         (123,921)             (96,209)
Distributions from net realized gain:
  Brinson Class I............................................................       (9,074,452)         (20,202,719)
  Brinson Class N............................................................             (243)                 (75)
  UBS Investment Funds Class.................................................         (483,100)            (121,168)
                                                                                  ------------        -------------
Total distributions to shareholders..........................................      (12,235,839)         (31,622,305)
                                                                                  ------------        -------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.................................................................       14,184,340           58,797,856
 Shares issued on reinvestment of distributions..............................       12,036,064           31,535,417
 Shares redeemed.............................................................      (57,681,932)        (294,075,195)
                                                                                  ------------        -------------
 Net decrease in net assets resulting from capital share transactions........      (31,461,528)        (203,741,922)
                                                                                  ------------        -------------
     TOTAL DECREASE IN NET ASSETS............................................      (43,044,077)        (202,072,643)
                                                                                  ------------        -------------
NET ASSETS:
 Beginning of period.........................................................       82,437,171          284,509,814
                                                                                  ------------        -------------
 End of period (including accumulated undistributed net investment
  income of $200,223 and $1,337,239, respectively)...........................     $ 39,393,094        $  82,437,171
                                                                                  ============        =============


                See accompanying notes to financial statements.

===============================================================================

                  U.S. Balanced Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                December 30, 1994*
                                                            Year Ended June 30,                      Through
                                                 -----------------------------------------------
Brinson Class I                                     1999         1998         1997        1996    June 30, 1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $   12.24    $   12.53    $   11.71   $   11.23    $   10.00
  Income from investment operations:..........   ---------    ---------    ---------   ---------    ---------
   Net investment income......................        0.34**       0.49**       0.47        0.44         0.23
   Net realized and unrealized gain...........        0.18         0.93         1.29        1.04         1.16
                                                 ---------    ---------    ---------   ---------    ---------
      Total income from investment operations.        0.52         1.42         1.76        1.48         1.39
                                                 ---------    ---------    ---------   ---------    ---------
  Less distributions:
   Distributions from net investment income...       (0.73)       (0.77)       (0.40)      (0.43)       (0.16)
   Distributions from net realized gain.......       (2.65)       (0.94)       (0.54)      (0.57)          --
                                                 ---------    ---------    ---------   ---------    ---------
      Total distributions.....................       (3.38)       (1.71)       (0.94)      (1.00)       (0.16)
                                                 ---------    ---------    ---------   ---------    ---------
Net asset value, end of period................   $    9.38    $   12.24    $   12.53   $   11.71    $   11.23
                                                 =========    =========    =========   =========    =========
Total return (non-annualized).................        4.74%       12.19%       15.50%      13.52%       13.91%
Ratios/Supplemental data:
  Net assets, end of period (in 000s).........   $  37,603    $  80,556    $ 282,860   $ 227,829    $ 157,724
  Ratio of expenses to average net assets:
   Before expense reimbursement...............        0.96%        0.81%        0.88%       1.01%        1.06%***
   After expense reimbursement................        0.80%        0.80%        0.80%       0.80%        0.80%***
  Ratio of net investment income to average
   net assets:
   Before expense reimbursement...............        3.00%        3.88%        3.78%       3.76%        4.36%***
   After expense reimbursement................        3.16%        3.89%        3.86%       3.97%        4.63%***
  Portfolio turnover rate.....................         113%         194%         329%        240%         196%

 *  Commencement of investment operations
** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized

                See accompanying notes to financial statements.

================================================================================
16

                  U.S. Balanced Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                Year             Year
                                                               Ended            Ended
Brinson Class N                                            June 30, 1999    June 30, 1998
-----------------------------------------------------------------------------------------
Net asset value, beginning of period...................      $    12.27      $    12.53
                                                             ----------      ----------

 Income from investment operations:
  Net investment income................................            0.29*           0.47*
  Net realized and unrealized gain.....................            0.18            0.94
                                                             ----------      ----------
     Total income from investment operations...........            0.47            1.41
                                                             ----------      ----------
 Less distributions:
  Distributions from net investment income.............           (0.71)          (0.73)
  Distributions from net realized gain.................           (2.65)          (0.94)
                                                             ----------      ----------
     Total distributions...............................           (3.36)          (1.67)
                                                             ----------      ----------
Net asset value, end of period.........................      $     9.38      $    12.27
                                                             ==========      ==========

Total return...........................................            4.17%          12.15%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)...................      $        1      $        1
 Ratio of expenses to average net assets:
  Before expense reimbursement.........................            1.21%           1.06%
  After expense reimbursement..........................            1.05%           1.05%
 Ratio of net investment income to average net assets:
  Before expense reimbursement.........................            2.75%           3.63%
  After expense reimbursement..........................            2.91%           3.64%
 Portfolio turnover rate...............................             113%            194%

*The net investment income per share data was determined by using average shares outstanding throughout the period.

                See accompanying notes to financial statements.

================================================================================

                               U.S. Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------

The investment strategies implemented in the U.S. Equity Fund are designed to enhance returns, while controlling risk. Our investment strategies emphasize stock selection with attention to avoiding unintended concentrations in particular industry and other common characteristic exposures. The Fund is typically 70% invested in large capitalization stocks with the remaining 30% in intermediate and small capitalization stocks. Industry exposures are normally maintained within 10% of the benchmark weightings.

Since its performance inception on February 28, 1994, the Brinson U.S. Equity Fund Class I has produced an annualized return of 21.60%, compared to the 22.66% return of its benchmark, the Wilshire 5000 Equity Index. These results have been achieved with a risk level or volatility very similar to that of the benchmark:
14.02% versus 14.10%, respectively. For the last six months, the Fund has underperformed the benchmark, returning 10.45% compared to the benchmark return of 11.87%.

Stock selection has provided the largest positive contribution to the Fund's returns over the last six months. Positions in Circuit City, First Data Corp. and FDX Corp. were some of the best performers. The Fund's underperformance on a year-to-date basis results mainly from our protective industry and common characteristic exposures which we feel are appropriate given the current environment of increasing volatility and stratification of equity returns across market segments.

The equity market continued to favor a small group of fashionable large capitalization growth and technology (especially internet-related) stocks in the first quarter of 1999. These types of stocks represent, in our opinion, the most overvalued segments of the U.S. equity market. They have been driven to extremes by investors' unwillingness to miss out on the market's momentum. Demand for this niche group of stocks alone drove the entire market higher in the first quarter.

Momentum, however, shifted away from U.S. growth stocks in the second quarter of 1999 after a long period of outperformance relative to "value" stocks. Factors contributing to this shift include higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. That shift helped the Fund regain nearly 400 basis points relative to the benchmark during the second quarter, with the Fund holding a pronounced overweight in stocks with "value" style affiliations. This is a significant change from the momentum in growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain, and growth stocks are likely to underperform.

In addition to the value overweight, common characteristic exposures include underweights to size, momentum and earnings variability--chief characteristics of the "growth" segment of the market. While these underweights have hampered performance on a year-to-date basis, they were beneficial in the second quarter, and we believe the Fund is well positioned for the coming months.

================================================================================
18

                               U.S. Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

Total Return

                                               6 months   1 year   3 years   5 years   2/28/94*
                                                ended     ended     ended     ended      to
                                               6/30/99   6/30/99   6/30/99   6/30/99   6/30/99
-------------------------------------------------------------------------------------------------
Brinson U.S. Equity Fund Class I                10.45%    15.22%    22.67%    23.95%    21.60%
-------------------------------------------------------------------------------------------------
Wilshire 5000 Equity Index                      11.87     19.59     25.84     25.69     22.66
-------------------------------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Equity Fund Class I and the Wilshire 5000 Equity Index if you had invested $1,000,000 on February 28, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Equity Fund Class I
vs. Wilshire 5000 Equity Index
Wealth Value with Dividends Reinvested


                           [BAR CHART APPEARS HERE]

               Brinson U.S. Equity Fund        Wilshire 5000 Equity
                                Class I                       Index
 2/28/94                      1,000,000                   1,000,000
 3/31/94                        942,943                     954,720
 4/30/94                        964,965                     963,876
 5/31/94                        984,985                     973,322
 6/30/94                        970,003                     947,285
                                992,118                     975,401
                              1,055,444                   1,018,484
 9/30/94                      1,019,258                     998,766
                              1,014,232                   1,015,076
                                979,050                     977,904
12/31/94                        983,676                     991,086
                              1,004,021                   1,012,504
                              1,049,797                   1,052,832
 3/31/95                      1,076,245                   1,080,584
 4/30/95                      1,099,642                   1,107,437
 5/31/95                      1,140,332                   1,144,946
 6/30/95                      1,178,023                   1,181,470
                              1,219,913                   1,230,087
                              1,242,391                   1,242,080
 9/30/95                      1,289,389                   1,289,453
                              1,285,302                   1,276,507
                              1,358,865                   1,330,593
12/31/95                      1,382,877                   1,352,348
                              1,439,578                   1,388,577
                              1,462,678                   1,412,864
 3/31/96                      1,489,979                   1,428,320
                              1,518,329                   1,463,614
                              1,542,480                   1,503,629
 6/30/96                      1,538,200                   1,491,254
                              1,464,400                   1,410,801
                              1,520,277                   1,455,933
 9/30/96                      1,588,806                   1,533,447
                              1,622,543                   1,554,884
                              1,735,351                   1,657,895
12/31/96                      1,737,594                   1,639,211
                              1,800,717                   1,726,958
                              1,811,046                   1,726,163
 3/31/97                      1,751,366                   1,649,815
                              1,805,308                   1,721,764
                              1,937,291                   1,843,751
 6/30/97                      2,028,487                   1,928,453
                              2,183,729                   2,076,712
                              2,098,633                   1,998,648
 9/30/97                      2,192,928                   2,116,589
                              2,076,785                   2,046,085
                              2,118,182                   2,113,074
12/31/97                      2,167,878                   2,152,123
                              2,182,676                   2,163,809
                              2,372,581                   2,321,335
 3/31/98                      2,509,461                   2,437,518
                              2,484,798                   2,466,451
                              2,449,037                   2,400,819
 6/30/98                      2,464,186                   2,484,991
                              2,402,303                   2,430,545
                              2,059,471                   2,052,036
 9/30/98                      2,209,228                   2,186,075
                              2,377,550                   2,348,719
                              2,476,563                   2,496,618
12/31/98                      2,570,544                   2,656,377
 1/31/99                      2,553,433                   2,754,025
 2/28/99                      2,459,983                   2,654,192
 3/31/99                      2,540,271                   2,756,617
 4/30/99                      2,769,291                   2,888,742
 5/31/99                      2,735,069                   2,825,507
 6/30/99                      2,839,240                   2,971,784

2/28/94 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                                U.S.Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

Total Return

                                            6 months   1 year    6/30/97*
                                             ended      ended      to
                                            6/30/99    6/30/99   6/30/99
-------------------------------------------------------------------------
Brinson U.S. Equity Fund Class N             10.34%     14.75%    17.88%
-------------------------------------------------------------------------
Wilshire 5000 Equity Index                   11.87      19.59     24.14
-------------------------------------------------------------------------

*Inception date of the Brinson U.S. Equity Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Equity Fund Class N and the Wilshire 5000 Equity Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Equity Fund Class N
vs. Wilshire 5000 Equity Index
Wealth Value with Dividends Reinvested

            Brinson U.S. Equity Fund       Wilshire 5000 Equity
                            Class N                       Index
 6/30/97                  1,000,000                   1,000,000
 7/31/97                  1,076,531                   1,076,880
 8/31/97                  1,034,580                   1,036,400
 9/30/97                  1,080,499                   1,097,558
10/31/97                  1,023,243                   1,060,998
11/30/97                  1,043,084                   1,095,735
12/31/97                  1,067,291                   1,115,985
 1/31/98                  1,074,577                   1,122,044
 2/28/98                  1,168,071                   1,203,729
 3/31/98                  1,234,245                   1,263,976
 4/30/98                  1,222,103                   1,278,979
 5/31/98                  1,203,890                   1,244,946
 6/30/98                  1,210,968                   1,288,593
 7/31/98                  1,179,902                   1,260,360
 8/31/98                  1,011,779                   1,064,084
 9/30/98                  1,083,049                   1,133,590
10/31/98                  1,165,282                   1,217,930
11/30/98                  1,214,013                   1,294,623
12/31/98                  1,259,349                   1,377,466
 1/31/99                  1,250,932                   1,428,101
 2/28/99                  1,204,961                   1,376,333
 3/31/99                  1,243,810                   1,429,445
 4/30/99                  1,355,824                   1,497,958
 5/31/99                  1,338,342                   1,465,168
 6/30/99                  1,389,546                   1,541,020

6/30/97 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================
20

                               U.S. Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
------------------------------------------------------------------
U.S. EQUITIES
Energy...............................................         0.69%
Capital Investment
   Capital Goods.....................................        10.54
   Technology........................................        13.90
                                                            ------
                                                             24.44
Basic Industries
   Chemicals.........................................         4.00
   Housing/Paper.....................................         7.07
   Metals............................................         2.61
                                                            ------
                                                             13.68
Consumer
   Non-Durables......................................         2.93
   Retail/Apparel....................................         5.42
   Autos/Durables....................................         3.81
   Health: Drugs.....................................         4.32
   Health: Non-Drugs.................................         5.02
                                                            ------
                                                             21.50

Financial
   Banks.............................................        10.62%
   Non-Banks.........................................         7.81
                                                            ------
                                                             18.43
Utilities
   Electric..........................................         3.91
   Telephone.........................................         1.58
                                                            ------
                                                              5.49
Transportation.......................................         8.60
Services/Misc........................................         5.89
                                                            ------
            Total U.S. Equities......................        98.72

SHORT-TERM INVESTMENTS...............................         4.77
                                                            ------
            TOTAL INVESTMENTS........................       103.49
LIABILITIES, LESS CASH AND
   OTHER ASSETS......................................        (3.49)
                                                            ------
NET ASSETS...........................................       100.00%
                                                            ======


--------------------------------------------------------------------------------

 Top Ten U.S. Equity Holdings

As of June 30, 1999
                                                 Percent of
                                                 Net Assets
-----------------------------------------------------------
 1. Xerox Corp.                                     5.51%
 2. FDX Corp.                                       3.75
 3. Burlington Northern Santa Fe Corp.              3.51
 4. Raytheon Co., Class B                           3.22
 5. Electronic Data Systems Corp.                   3.18
 6. Corning, Inc.                                   3.11
 7. Aetna, Inc.                                     3.01
 8. Lockheed Martin Corp.                           2.66
 9. CIGNA Corp.                                     2.44
10. General Instrument Corp.                        2.44
-----------------------------------------------------------

================================================================================

                  U.S. Equity Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                          Shares       Value
                                                        ---------  ------------
U.S. Equities -- 98.72%
Advanced Micro Devices, Inc. (b).....................    400,500   $  7,234,031
Aetna, Inc...........................................    265,800     23,772,487
Allergan, Inc........................................     84,600      9,390,600
Alza Corp. (b).......................................    349,150     17,763,006
American Standard Companies, Inc. (b)................    183,900      8,827,200
Aon Corp.............................................    451,950     18,642,937
Armstrong World Industries, Inc......................     48,200      2,786,563
BankBoston Corp......................................     97,200      4,969,350
Baxter International, Inc............................    195,400     11,846,125
Burlington Northern Santa Fe Corp....................    894,000     27,714,000
Champion Enterprises, Inc. (b).......................    157,000      2,924,125
Champion International Corp..........................     55,500      2,657,063
Chase Manhattan Corp.................................    154,700     13,400,887
CIGNA Corp...........................................    216,950     19,308,550
Circuit City Stores-Circuit City Group...............    164,000     15,252,000
CMS Energy Corp......................................    164,850      6,903,094
CommScope, Inc. (b)..................................    140,999      4,335,719
Compaq Computer Corp.................................     50,100      1,186,744
Computer Sciences Corp. (b)..........................     94,100      6,510,544
Compuware Corp. (b)..................................    184,600      5,872,588
Comverse Technology, Inc. (b)........................     51,847      3,914,449
Consolidated Stores Corp. (b)........................    221,100      5,969,700
Corning, Inc.........................................    350,200     24,557,775
Covance, Inc. (b)....................................    140,050      3,352,447
Delphi Automotive Systems Corp.......................    323,700      6,008,681
Dial Corp............................................     92,400      3,436,125
Dominion Resources, Inc..............................     43,300      1,875,431
Eastman Chemical Co..................................     98,450      5,094,788
Electronic Data Systems Corp.........................    443,600     25,091,125
Eli Lilly and Co.....................................     97,000      6,947,625
Entergy Corp.........................................    467,800     14,618,750
FDX Corp. (b)........................................    545,800     29,609,650
Federal-Mogul Corp...................................     89,900      4,674,800
First American Corp. of Tennessee....................     46,700      1,940,969
First Data Corp......................................    358,430     17,540,668
First Security Corp..................................     88,300      2,406,175
First Union Corp.....................................    148,400      6,974,800
Fleet Financial Group, Inc...........................    223,900      9,935,562
Fleetwood Enterprises, Inc...........................    107,900      2,852,606
Food Lion Inc., Class A..............................    528,600      6,277,125
Fort James Corp......................................    320,100     12,123,787
GATX Corp............................................     30,200      1,149,488
General Instrument Corp. (b).........................    454,250     19,305,625
Genzyme Corp. (b)....................................     72,150      3,499,275
Genzyme Surgical Products Division (b)...............     12,916         56,909
Geon Co..............................................     24,550        791,738
GreenPoint Financial Corp............................    288,000      9,450,000
Hibernia Corp........................................    226,750      3,557,141
Household International, Inc.........................    289,200     13,700,850
Illinois Tool Works, Inc.............................     54,600      4,477,200
IMC Global, Inc......................................    323,700      5,705,213
Johnson Controls, Inc................................     84,500      5,856,906
Kimberly-Clark Corp..................................    180,650     10,297,050
Lafarge Corp.........................................     96,700      3,426,806
Lear Corp. (b).......................................    214,050     10,648,987
Lockheed Martin Corp.................................    565,052     21,048,187
Lyondell Chemical Company............................    257,250      5,305,781
Martin Marietta Materials, Inc.......................     52,307      3,086,113
Masco Corp...........................................    557,500     16,097,812
Mattel, Inc..........................................    258,700      6,839,381
MCN Energy Group, Inc................................     66,900      1,388,175
Nabisco Holdings Corp................................     20,300   $    877,975
National Service Industries, Inc.....................     88,000      3,168,000
New York Times Co....................................    105,100      3,868,994
Newell Rubbermaid, Inc...............................    183,200      8,518,800
Nextel Communications, Inc., Class A (b).............    249,450     12,519,272
Norfolk Southern Corp................................    314,600      9,477,325
Peco Energy Co.......................................    179,600      7,520,750
Pentair, Inc.........................................     94,500      4,323,375
Philip Morris Companies, Inc.........................    283,450     11,391,147
PNC Bank Corp........................................    145,500      8,384,438
Praxair, Inc.........................................    153,400      7,507,013
Raytheon Co., Class B................................    361,950     25,472,232
Regions Financial Corp...............................     45,900      1,764,281
Southdown, Inc.......................................    102,840      6,607,470
St. Jude Medical, Inc. (b)...........................    253,100      9,016,687
Tyson Foods, Inc.....................................    332,350      7,477,875
U.S. Bancorp.........................................    229,141      7,790,794
Ultramar Diamond Shamrock Corp.......................    184,218      4,018,255
United Healthcare Corp...............................    178,700     11,191,087
USG Corp.............................................     71,600      4,009,600
Vencor, Inc. (b).....................................    169,000         25,350
Ventas, Inc..........................................    119,700        643,388
Viad Corp............................................    175,650      5,434,172
W.W. Grainger, Inc...................................     54,400      2,927,400
Wells Fargo and Co...................................    311,900     13,333,725
Westvaco Corp........................................     72,800      2,111,200
Xerox Corp...........................................    737,900     43,582,219
York International Corp..............................    111,300      4,765,031
                                                                   ------------
Total U.S. Equities (Cost $611,467,321)..............               779,917,143
                                                                   ------------
Short-Term Investments -- 4.77%
Investment Companies -- 4.77%
Brinson Supplementary Trust U.S.
    Cash Management
    Prime Fund (Cost $37,684,984).................... 37,684,984     37,684,984
                                                                   ------------
Total Investments
    (Cost $649,152,305) -- 103.49% (a)...............               817,602,127
Liabilities, less cash and other assets -- (3.49%)                  (27,551,605)
                                                                   ------------
Net Assets -- 100%...................................              $790,050,522
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $649,152,305; and net unrealized appreciation consisted of:

 Gross unrealized appreciation                                     $191,506,645
 Gross unrealized depreciation                                      (23,056,823)
                                                                   ------------
  Net unrealized appreciation                                      $168,449,822
                                                                   ============

(b) Non-income producing security

See accompanying notes to financial statements.

================================================================================
22

                   U.S. Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $611,467,321)........................   $779,917,143
  Affiliated issuers (Cost $37,684,984)...........................     37,684,984
 Cash.............................................................            939
 Receivables:
  Investment securities sold......................................      4,034,378
  Dividends.......................................................        935,568
  Interest........................................................        163,922
  Fund shares sold................................................      1,589,198
 Other assets.....................................................            914
                                                                     ------------
     TOTAL ASSETS.................................................    824,327,046
                                                                     ------------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      4,197,075
  Fund shares redeemed............................................     29,582,170
  Investment advisory fees........................................        462,359
  Accrued expenses................................................         34,920
                                                                     ------------
     TOTAL LIABILITIES............................................     34,276,524
                                                                     ------------
NET ASSETS........................................................   $790,050,522
                                                                     ============

NET ASSETS CONSIST OF:
 Paid in capital..................................................   $577,012,442
 Accumulated undistributed net investment income..................      1,363,158
 Accumulated net realized gain....................................     43,225,100
 Net unrealized appreciation......................................    168,449,822
                                                                     ------------
     NET ASSETS...................................................   $790,050,522
                                                                     ============

OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $713,320,572 and 33,205,246 shares
    issued and outstanding).......................................   $      21.48
                                                                     ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $7,563,160 and 353,550 shares
    issued and outstanding).......................................   $      21.39
                                                                     ============
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $69,166,790 and 3,233,960 shares
    issued and outstanding).......................................   $      21.39
                                                                     ============

                See accompanying notes to financial statements.

================================================================================

                   U.S. Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends..................................................  $ 10,840,069
 Interest...................................................       860,262
                                                              ------------
   TOTAL INCOME.............................................    11,700,331
                                                              ------------
EXPENSES:
 Advisory...................................................     5,047,492
 Distribution...............................................       363,195
 Administration.............................................       267,455
 Other......................................................       459,718
                                                              ------------
   TOTAL EXPENSES...........................................     6,137,860
                                                              ------------
   NET INVESTMENT INCOME....................................     5,562,471
                                                              ------------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain on:
  Investments...............................................    52,263,712
  Futures contracts.........................................     1,685,319
                                                              ------------
   Net realized gain........................................    53,949,031
                                                              ------------

 Change in net unrealized appreciation or depreciation on:
  Investments...............................................    51,764,886
  Futures contracts.........................................       (96,948)
                                                              ------------
   Change in net unrealized appreciation or depreciation....    51,667,938
                                                              ------------
 Net realized and unrealized gain...........................   105,616,969
                                                              ------------
 Net increase in net assets resulting from operations.......  $111,179,440
                                                              ============

                See accompanying notes to financial statements.

===============================================================================
24

                   U.S. Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year            Year
                                                                                      Ended           Ended
                                                                                  June 30, 1999   June 30, 1998
                                                                                  -------------   -------------
OPERATIONS:
 Net investment income..........................................................  $   5,562,471   $   5,791,742
 Net realized gain..............................................................     53,949,031      44,131,079
 Change in net unrealized appreciation or depreciation..........................     51,667,938      58,277,883
                                                                                  -------------   -------------
 Net increase in net assets resulting from operations...........................    111,179,440     108,200,704
                                                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I...............................................................     (5,223,351)     (4,978,081)
  Brinson Class N...............................................................        (28,171)           (832)
  UBS Investment Funds Class....................................................       (190,578)       (249,586)
 Distributions from net realized gain:
  Brinson Class I...............................................................    (36,404,562)    (28,383,478)
  Brinson Class N...............................................................       (234,496)            (64)
  UBS Investment Funds Class....................................................     (3,937,537)     (2,678,143)
                                                                                  -------------   -------------
 Total distributions to shareholders............................................    (46,018,695)    (36,290,184)
                                                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold....................................................................    283,730,686     346,081,960
 Shares issued in connection with the acquisition of the UBS Value Equity Fund..     23,269,419              --
 Shares issued on reinvestment of distributions.................................     42,645,369      33,981,329
 Shares redeemed................................................................   (285,854,547)   (163,864,419)
                                                                                  -------------   -------------
 Net increase in net assets resulting from capital share transactions...........     63,790,927     216,198,870
                                                                                  -------------   -------------
     TOTAL INCREASE IN NET ASSETS...............................................    128,951,672     288,109,390
                                                                                  -------------   -------------
NET ASSETS:
 Beginning of period............................................................    661,098,850     372,989,460
                                                                                  -------------   -------------
 End of period (including accumulated undistributed net investment income of
 $1,363,158 and $1,242,787, respectively).......................................  $ 790,050,522   $ 661,098,850
                                                                                  =============   =============

                See accompanying notes to financial statements.

================================================================================

                   U.S. Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                Year Ended June 30,
                                                  ------------------------------------------------
Brinson Class I                                   1999      1998       1997       1996      1995
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period........   $  19.91   $  17.64   $  14.59   $  11.53   $  9.65
                                               --------   --------   --------   --------   -------
  Income from investment operations:
   Net investment income....................       0.17*      0.19       0.15       0.17      0.16
   Net realized and unrealized gain.........       2.67       3.39       4.27       3.31      1.89
                                               --------   --------   --------   --------   -------
      Total income from investment
  operations................................       2.84       3.58       4.42       3.48      2.05
                                               --------   --------   --------   --------   -------
  Less distributions:
   Distributions from net investment income.      (0.15)     (0.18)     (0.14)     (0.17)    (0.14)
   Distributions from net realized gain.....      (1.12)     (1.13)     (1.23)     (0.25)    (0.03)
                                               --------   --------   --------   --------   -------
      Total distributions...................      (1.27)     (1.31)     (1.37)     (0.42)    (0.17)
                                               --------   --------   --------   --------   -------
Net asset value, end of period..............   $  21.48   $  19.91   $  17.64   $  14.59   $ 11.53
                                               ========   ========   ========   ========   =======
Total return................................      15.22%     21.48%     31.87%     30.57%    21.45%
Ratios/Supplemental data:
  Net assets, end of period (in 000s).......   $713,321   $605,768   $337,949   $126,342   $42,573
  Ratio of expenses to average net assets:
   Before expense reimbursement.............       0.80%      0.80%      0.89%      1.14%     1.70%
   After expense reimbursement..............        N/A        N/A       0.80%      0.80%     0.80%
  Ratio of net investment income to average
  net assets:
   Before expense reimbursement.............       0.82%      1.12%      1.06%      1.13%     1.09%
   After expense reimbursement..............        N/A        N/A       1.15%      1.47%     1.99%
  Portfolio turnover rate...................         48%        42%        43%        36%       33%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
N/A = Not applicable

                See accompanying notes to financial statements.

================================================================================
26

                   U.S. Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                           Year Ended      Year Ended
                    Brinson Class N                      June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------
Net asset value, beginning of period.......................     $19.88          $17.64
                                                                ------          ------
 Income from investment operations:
   Net investment income...................................       0.08*           0.15
   Net realized and unrealized gain........................       2.67            3.37
                                                                ------          ------
     Total income from investment operations...............       2.75            3.52
                                                                ------          ------

 Less distributions:
   Distributions from net investment income................      (0.12)          (0.15)
   Distributions from net realized gain....................      (1.12)          (1.13)
                                                                ------          ------
     Total distributions...................................      (1.24)          (1.28)
                                                                ------          ------
Net asset value, end of period.............................     $21.39          $19.88
                                                                ======          ======

Total return...............................................      14.75%          21.10%
Ratios/Supplemental data:
 Net assets, end of period (in 000s).......................     $7,563          $  268
 Ratio of expenses to average net assets...................       1.05%           1.05%
 Ratio of net investment income to average net assets......       0.57%           0.87%
 Portfolio turnover rate...................................         48%             42%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.

                See accompanying notes to financial statements.

================================================================================

                     U.S. Large Capitalization Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]
--------------------------------------------------------------------------------
The investment strategies implemented in the U.S. Large Capitalization Equity Fund are designed to enhance returns, while controlling risk. Our investment strategies emphasize stock selection with attention directed to avoiding unintended concentrations in particular industry and other common characteristic exposures. Issues are selected from a universe of less than 300 of the largest capitalization domestic stocks, collectively comprising approximately 65% of the value of the U.S. equity market.

Since its performance inception on April 30, 1998, the Brinson U.S. Large Capitalization Equity Fund Class I has produced an annualized return of 12.21%, compared to the 21.53% return of its benchmark, the S&P 500 Equity Index. These results have been achieved with a risk level or volatility somewhat lower than that of the benchmark: 19.90% versus 21.14% respectively. For the last six months, the Fund has underperformed the benchmark, returning 8.04% compared to the benchmark return of 12.38%.

In 1998 and the first quarter of this year, the U.S. equity market has been fueled by the desire to not miss out on market momentum. The very largest stocks and stocks characterized as growth stocks have outperformed the broader market by historic margins, driving the market to extremes. Based on current prices, the market is extrapolating super-normal earnings growth for a small group of "in vogue" stocks far into the future, making the realization of such projections increasingly unattainable. For the year-to-date period, this momentum has created a difficult environment for the U.S. Large Capitalization Equity Fund. We believe that many of the largest, most successful companies (in terms of recent price appreciation) are currently among the most overvalued. However, market momentum has continued to carry them higher.

The largest 25 stocks by market capitalization in the S&P 500 were up 6.59% in the first quarter of the year compared to an increase of 3.79% for the bottom 475 stocks. The largest four stocks alone accounted for 33% of the S&P 500 return for the quarter. Some of the best performing stocks for the quarter were again found in the computer, electronics, and telecommunications industries. While many of the companies driving the market are characterized as "good companies," their future prospects simply cannot support current prices.

Momentum did, in fact, shift away from growth stocks in the second quarter of 1999 to the benefit of value stocks, and our Fund. The Fund outperformed the benchmark in the second quarter by more than 100 basis points due to this value shift. Contributing factors included higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. This is a significant change from the momentum driving growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain. Based on our analysis, growth stocks are likely to underperform the broader market by a wide margin in the coming months. Such conditions should benefit the Fund which maintains underweight positions in common characteristics such as size, momentum and earnings variability and overweights to more traditional value measures.

================================================================================
28

                     U.S. Large Capitalization Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

  Total Return

                                                                                              6 months   1 year    4/30/98*
                                                                                                ended     ended       to
                                                                                               6/30/99   6/30/99   6/30/99
---------------------------------------------------------------------------------------------------------------------------------
Brinson U.S. Large Capitalization Equity Fund Class I                                             8.04%    14.54%    12.21%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Equity Index                                                                             12.38     22.76     21.53
---------------------------------------------------------------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Large Capitalization Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Equity Fund Class I and the S&P 500 Equity Index if you had invested $1,000,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Large Capitalization Equity Fund Class I vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]

                      Brinson U.S. Large Capitalization
                      Equity Fund Class I                    S&P 500 Equity Index
              4/30/98                       1,000,000                   1,000,000
              5/31/98                         983,723                     982,810
              6/30/98                         998,652                   1,022,732
              7/31/98                         980,310                   1,011,840
              8/31/98                         850,893                     865,548
              9/30/98                         917,130                     920,995
             10/31/98                         984,386                     995,909
             11/30/98                       1,026,166                   1,056,263
             12/31/98                       1,058,703                   1,117,132
              1/31/99                       1,065,884                   1,163,846
              2/28/99                       1,032,030                   1,127,676
              3/31/99                       1,057,677                   1,172,792
              4/30/99                       1,147,954                   1,218,210
              5/31/99                       1,114,100                   1,189,470
              6/30/99                       1,143,860                   1,255,482

4/30/98 = $1,000,000                                       Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                     U.S. Large Capitalization Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

 Total Return

                                                                                              6 months   1 year    4/30/98*
                                                                                                ended     ended       to
                                                                                               6/30/99   6/30/99   6/30/99
--------------------------------------------------------------------------------------------------------------------------------
Brinson U.S. Large Capitalization Equity Fund Class N                                             7.95%    14.40%    11.86%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Equity Index                                                                             12.38     22.76     21.53
--------------------------------------------------------------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Large Capitalization Equity Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

 Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Equity Fund Class N and the S&P 500 Equity Index if you had invested $1,000,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Large Capitalization Equity Fund Class N vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]

                    Brinson U.S. Large Capitalization             S&P 500 Equity
                    Equity Fund Class N                           Index
            4/30/98                                     1,000,000       1,000,000
            5/31/98                                       983,723         982,810
            6/30/98                                       996,297       1,022,732
            7/31/98                                       977,960       1,011,840
            8/31/98                                       848,584         865,548
            9/30/98                                       914,800         920,995
           10/31/98                                       981,016         995,909
           11/30/98                                     1,023,802       1,056,263
           12/31/98                                     1,055,758       1,117,132
            1/31/99                                     1,062,927       1,163,846
            2/28/99                                     1,029,134       1,127,676
            3/31/99                                     1,054,734       1,172,792
            4/30/99                                     1,143,824       1,218,210
            5/31/99                                     1,110,031       1,189,470
            6/30/99                                     1,139,728       1,255,482

4/30/98 = $1,000,000                                      Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================
30

                     U.S. Large Capitalization Equity Fund

                        [LOGO OF BRINSON APPEARS HERE]
--------------------------------------------------------------------------------
Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITIES
Capital Investment
   Capital Goods.....................................................   13.52%
   Technology........................................................   15.47
                                                                       ------
                                                                        28.99
Basic Industries
   Chemicals.........................................................    1.41
   Housing/Paper.....................................................    1.79
   Metals............................................................    3.90
                                                                       ------
                                                                         7.10
Consumer
   Non-Durables......................................................    2.17
   Retail/Apparel....................................................    2.88
   Autos/Durables....................................................    0.88
   Health: Drugs.....................................................    1.30
   Health: Non-Drugs.................................................    4.96
                                                                       ------
                                                                        12.19

Financial
   Banks.............................................................   12.24%
   Non-Banks.........................................................   11.76
                                                                       ------
                                                                        24.00
Utilities
   Electric..........................................................    3.11

Transportation.......................................................   12.68
Services/Miscellaneous...............................................    5.95
                                                                       ------
            Total U.S. Equities......................................   94.02

SHORT-TERM INVESTMENTS...............................................    5.80
                                                                       ------
            TOTAL INVESTMENTS........................................   99.82
CASH AND OTHER ASSETS,
   LESS LIABILITIES..................................................    0.18
                                                                       ------
NET ASSETS...........................................................  100.00%
                                                                       ======

--------------------------------------------------------------------------------

 Top 10 U.S. Equity Holdings

As of June 30, 1999
                                                                     Percent of
                                                                     Net Assets
--------------------------------------------------------------------------------
 1. Xerox Corp.                                                          8.29%
 2. FDX Corp.                                                            5.64
 3. Burlington Northern Santa Fe Corp.                                   5.28
 4. Raytheon Co., Class B                                                4.85
 5. Electronic Data Systems Corp.                                        4.77
 6. Corning, Inc.                                                        4.67
 7. Aetna, Inc.                                                          4.53
 8. Lockheed Martin Corp.                                                4.02
 9. CIGNA Corp.                                                          3.67
10. Aon Corp.                                                            3.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       U.S. Large Capitalization Equity Fund -- Schedule of Investments

June 30, 1999
-------------------------------------------------------------------------------

                                                           Shares      Value
                                                           ------   -----------
U.S. Equities -- 94.02%
Aetna, Inc..........................................       13,400   $ 1,198,462
Aon Corp............................................       22,750       938,437
BankBoston Corp.....................................        4,800       245,400
Baxter International, Inc...........................        9,800       594,125
Burlington Northern Santa Fe Corp...................       45,000     1,395,000
Chase Manhattan Corp................................        7,800       675,675
CIGNA Corp..........................................       10,900       970,100
Compaq Computer Corp................................        2,500        59,219
Computer Sciences Corp. (b).........................        4,400       304,425
Compuware Corp. (b).................................        8,600       273,588
Corning, Inc........................................       17,600     1,234,200
Covance, Inc. (b)...................................        6,900       165,169
Delphi Automotive Systems Corp......................       12,500       232,031
Dominion Resources, Inc.............................        2,000        86,625
Electronic Data Systems Corp........................       22,300     1,261,344
Eli Lilly and Company...............................        4,800       343,800
Entergy Corp........................................       23,500       734,375
FDX Corp. (b).......................................       27,500     1,491,875
First Data Corp.....................................       18,000       880,875
First Union Corp....................................        7,300       343,100
Fleet Financial Group, Inc..........................       11,100       492,562
Household International, Inc........................       14,600       691,675
Illinois Tool Works, Inc............................        2,700       221,400
Kimberly-Clark Corp.................................        8,300       473,100
Lockheed Martin Corp................................       28,500     1,061,625
Masco Corp..........................................       28,000       808,500
Mattel, Inc.........................................       12,800       338,400

                                                           Shares      Value
                                                           ------   -----------
Newell Rubbermaid, Inc..............................        9,100   $   423,150
Norfolk Southern Corp...............................       15,400       463,925
Philip Morris Companies, Inc........................       14,300       574,681
PNC Bank Corp.......................................        7,200       414,900
Praxair, Inc........................................        7,600       371,925
Raytheon Co., Class B...............................       18,200     1,280,825
U.S. Bancorp........................................       11,500       391,000
United Healthcare Corp..............................        8,800       551,100
Wells Fargo and Co..................................       15,700       671,175
Xerox Corp..........................................       37,100     2,191,219
                                                                     ----------

Total U.S. Equities (Cost $22,653,111)..............                 24,848,987
                                                                     ----------

Investment Companies -- 5.80%
Brinson Supplementary Trust U.S. Cash
Management Prime Fund
(Cost $1,533,005)...................................    1,533,005     1,533,005
                                                                     ----------
Total Investments
(Cost $24,186,116) -- 99.82% (a)....................                 26,381,992
Cash and other assets,
less liabilities -- 0.18%...........................                     47,712
                                                                    -----------
Net Assets -- 100%..................................                $26,429,704
                                                                    ===========

See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $24,186,116; and net unrealized appreciation consisted of:

      Gross unrealized appreciation.............       $2,715,404
      Gross unrealized depreciation                      (519,528)
         Net unrealized appreciation                   $2,195,876

(b) Non-income producing security

                See accompanying notes to financial statements.

================================================================================
32

         U.S. Large Capitalization Equity Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $22,653,111)........................................................   $24,848,987
  Affiliated issuers (Cost $1,533,005)...........................................................     1,533,005
 Receivables:
  Investment securities sold.....................................................................        68,635
  Dividends......................................................................................        40,400
  Interest.......................................................................................         5,840
  Fund shares sold...............................................................................        75,369
                                                                                                     ----------
     TOTAL ASSETS................................................................................    26,572,236
LIABILITIES:.....................................................................................    ----------
 Payables:
  Investment securities purchased................................................................        83,692
  Fund shares redeemed...........................................................................        22,374
  Investment advisory fees.......................................................................         7,436
  Accrued expenses...............................................................................        29,030
     TOTAL LIABILITIES...........................................................................       142,532
                                                                                                    -----------
NET ASSETS.......................................................................................   $26,429,704
                                                                                                    ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................................................   $23,882,590
 Accumulated undistributed net investment income.................................................        81,256
 Accumulated net realized gain...................................................................       269,982
 Net unrealized appreciation.....................................................................     2,195,876
                                                                                                    -----------
     NET ASSETS..................................................................................   $26,429,704
                                                                                                    ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $22,668,003 and 2,036,524 shares issued and outstanding).......................................   $     11.13
                                                                                                    ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $3,755,814 and 337,580 shares issued and outstanding)..........................................   $     11.13
                                                                                                    ===========
 UBSInvestment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $5,887 and 532 shares issued and outstanding)..................................................   $     11.07
                                                                                                    ===========

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Equity Fund -- Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
INVESTMENT INCOME:
 Dividends........................................................   $  315,848
 Interest.........................................................       52,331
                                                                     ----------
     TOTAL INCOME.................................................      368,179
                                                                     ----------
EXPENSES:
 Advisory.........................................................      137,200
 Professional.....................................................       35,054
 Distribution.....................................................       24,699
 Other............................................................       82,697
                                                                     ----------
     TOTAL EXPENSES...............................................      279,650
     Expenses waived by Advisor...................................      (97,158)
                                                                     ----------
     NET EXPENSES.................................................      182,492
                                                                     ----------
     NET INVESTMENT INCOME........................................      185,687
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on:
  Investments.....................................................      233,080
  Futures contracts...............................................      106,203
     Net realized gain............................................      339,283
 Change in net unrealized appreciation or depreciation on:
  Investments.....................................................    2,383,598
  Futures contracts...............................................       (9,036)
                                                                     ----------
 Change in net unrealized appreciation or depreciation............    2,374,562
                                                                     ----------
 Net realized and unrealized gain.................................    2,713,845
                                                                     ----------
 Net increase in net assets resulting from operations.............   $2,899,532
                                                                     ==========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34

         U.S. Large Capitalization Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                              Year       April 6, 1998*
                                                                             Ended          Through
                                                                         June 30, 1999   June 30, 1998
                                                                         -------------   -------------
OPERATIONS:
 Net investment income.................................................   $    185,687     $    32,434
 Net realized gain (loss)..............................................        339,283         (69,301)
 Change in net unrealized appreciation or depreciation.................      2,374,562        (178,686)
                                                                          ------------     -----------
 Net increase (decrease) in net assets resulting from operations.......      2,899,532        (215,553)
                                                                          ------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I......................................................        (87,626)           (191)
  Brinson Class N......................................................        (69,880)        (20,605)
  UBS Investment Funds Class...........................................            (12)             (1)
                                                                          ------------     -----------
 Total distributions to shareholders...................................       (157,518)        (20,797)
                                                                          ------------     -----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold...........................................................     24,853,429      16,922,491
 Shares issued on reinvestment of distributions........................        147,324          20,775
 Shares redeemed.......................................................    (17,500,436)       (519,553)
                                                                          ------------     -----------
 Net increase in net assets resulting from capital share transactions..      7,500,317      16,423,713
                                                                          ------------     -----------
     TOTAL INCREASE IN NET ASSETS......................................     10,242,331      16,187,363
                                                                          ------------     -----------
NET ASSETS:
 Beginning of period...................................................     16,187,373              10
                                                                          ------------     -----------
 End of period (including accumulated undistributed net investment
  income of $81,256 and $11,637, respectively).........................   $ 26,429,704     $16,187,373
                                                                          ============     ===========

 *Commencement of investment operations

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.



                                                                                              Year        April 6, 1998*
                                                                                              Ended          Through
Brinson Class I                                                                           June 30, 1999   June 30, 1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....................................................     $  9.80       $   10.00
                                                                                              -------       ---------

 Income from investment operations:
  Net investment income..................................................................        0.11**          0.02
  Net realized and unrealized gain (loss)................................................        1.31           (0.20)
                                                                                              -------       ---------

     Total income (loss) from investment operations......................................        1.42           (0.18)
                                                                                              -------       ---------
 Less distributions:
  Distributions from net investment income...............................................       (0.09)          (0.02)
                                                                                              -------       ---------
     Total distributions.................................................................       (0.09)          (0.02)
                                                                                              -------       ---------
Net asset value, end of period...........................................................     $ 11.13       $    9.80
                                                                                              =======       =========

Total return (non-annualized)............................................................       14.54%          (1.83)%
Ratios/Supplemental data:
 Net assets, end of period (in 000s).....................................................     $22,668       $     154
 Ratio of expenses to average net assets:
  Before expense reimbursement...........................................................        1.29%           1.59%***
  After expense reimbursement............................................................        0.80%           0.80%***
 Ratio of net investment income to average net assets:
  Before expense reimbursement...........................................................        0.57%           0.52%***
  After expense reimbursement............................................................        1.06%           1.31%***
 Portfolio turnover rate.................................................................          88%             12%

   *Commencement of investment operations
  **The net investment income per share data was determined by using average shares outstanding throughout the period.
 ***Annualized

                See accompanying notes to financial statements.

================================================================================
36

         U.S. Large Capitalization Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                               Year       April 6, 1998*
                                                                                               Ended          Through
Brinson Class N                                                                            June 30, 1999   June 30, 1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................................................    $  9.78       $   10.00
                                                                                              -------       ---------
 Income from investment operations:
  Net investment income...................................................................       0.09**          0.02
  Net realized and unrealized gain (loss).................................................       1.31           (0.23)
                                                                                              -------       ---------
     Total income (loss) from investment operations.......................................       1.40           (0.21)
                                                                                              -------       ---------
 Less distributions:
  Distributions from net investment income................................................      (0.05)          (0.01)
                                                                                              -------       ---------
     Total distributions..................................................................      (0.05)          (0.01)
                                                                                              -------       ---------
Net asset value, end of period............................................................    $ 11.13       $    9.78
                                                                                              =======       =========

Total return (non-annualized).............................................................      14.40%          (2.02)%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)......................................................    $ 3,756       $  16,033
 Ratio of expenses to average net assets:
  Before expense reimbursement............................................................       1.54%           1.84%***
  After expense reimbursement.............................................................       1.05%           1.05%***
 Ratio of net investment income to average net assets:
  Before expense reimbursement............................................................       0.32%           0.27%***
  After expense reimbursement.............................................................       0.81%           1.06%***
 Portfolio turnover rate..................................................................         88%             12%

   *Commencement of investment operations
  **The net investment income per share data was determined by using average shares outstanding throughout the period.
 ***Annualized

                See accompanying notes to financial statements.

================================================================================

                     U.S. Large Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

-----------------------------------------------------------------------------

The investment strategies implemented in the U.S. Large Capitalization Growth Fund are designed to enhance returns while controlling risk. We invest in large companies with market capitalizations of $3 billion and larger that we believe possess a unique competitive advantage that will allow them to achieve high returns through above average sales and profit growth. We employ quantitative and qualitative analysis to identify companies that are undervalued relative to current market prices, and construct portfolios with attention to both risk and return.

Since its performance inception on October 31, 1997, the Brinson U.S. Large Capitalization Growth Fund Class I has returned 28.87% compared to 29.46% for its benchmark, the S&P 500 Equity Index. Over the most recent six-month period, the Fund has returned 17.48% versus the index return of 12.38%. While large growth stocks have outperformed the broader market over this period, the Fund's success on a year-to-date basis is not a result of its large growth style affiliation. The Fund also outperformed the Russell 1000 Growth Index (an index of the market's largest 1000 growth companies) by a wide margin. The Russell 1000 Growth Index posted a return of 10.45% for the six months ending June 30, more than 700 basis points lower than the Fund.

In our December 31, 1998 report, we discussed our expectations of improving earnings for cyclical companies in 1999, and the consequences of those expectations for the growth segment of the market. At that time, our solution was to look for growth companies that were hurt by global economic woes, and which we expected to perform well in this emerging environment. We consciously underweighted the major companies in most sectors unless we were extremely confident of the underlying fundamentals. In the second quarter of 1999 we did in fact experience a shift in favor of cyclicals. The Fund was well-positioned for that occurrence.

The strongest positive contribution to performance came from issue selection, while the remainder came from our industry allocation decisions. The strongest performing stocks for the Fund were Qualcomm (up more than 450%), Texas Instruments (up nearly 70%), and Sun Microsytems (up approximately 60%). Other positives for the Fund were holdings in Immunex and Liberty Media, while positions in Compaq computer and Becton Dickinson caused a slight on performance. With respect to industry weightings, the largest positive contributors to performance were overweights in electronics, media and oil services. On the opposing side, negative contributions came from our underweight of producer goods and our overweight of the business machines industry.

As we enter the remainder of the year, the Fund is positioned to take advantage of a continuation in the trends that helped performance in the first half of 1999. The largest overweights relative to the S&P 500 Equity Index are held in the consumer staples, healthcare and technology sectors. The largest relative industry underweight is maintained to financials.

================================================================================
 38

                     U.S. Large Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

Total Return

                                                                                              6 months   1 year    10/31/97*
                                                                                               ended      ended       to
                                                                                              6/30/99    6/30/99    6/30/99
---------------------------------------------------------------------------------------------------------------------------------
Brinson U.S. Large Capitalization Growth Fund Class I                                            17.48%    29.70%     28.87%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Equity Index                                                                             12.38     22.76      29.46
---------------------------------------------------------------------------------------------------------------------------------

* Performance inception date of the Brinson U.S. Large Capitalization Growth Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Growth Fund Class I and the S&P 500 Equity Index if you had invested $1,000,000 on October 31, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Large Capitalization Growth Fund Class I vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]

               Brinson U.S. Large Capitalization
               Growth Fund Class I                          S&P 500 Equity Index
      10/31/97                           1,000,000                     1,000,000
      11/30/97                           1,018,495                     1,046,290
      12/31/97                           1,039,140                     1,064,255
       1/31/98                           1,031,495                     1,076,025
       2/28/98                           1,091,715                     1,153,628
       3/31/98                           1,134,655                     1,212,706
       4/30/98                           1,156,858                     1,224,906
       5/31/98                           1,131,408                     1,203,849
       6/30/98                           1,175,605                     1,252,750
       7/31/98                           1,171,311                     1,239,408
       8/31/98                             973,788                     1,060,214
       9/30/98                           1,026,697                     1,128,132
      10/31/98                           1,129,126                     1,219,894
      11/30/98                           1,210,713                     1,293,822
      12/31/98                           1,297,885                     1,368,381
       1/31/99                           1,380,099                     1,425,601
       2/28/99                           1,319,808                     1,381,297
       3/31/99                           1,384,483                     1,436,559
       4/30/99                           1,436,004                     1,492,192
       5/31/99                           1,418,465                     1,456,988
       6/30/99                           1,524,795                     1,537,847

10/31/97 = $1,000,000                                       Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                     U.S. Large Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

  Total Return

                                                                12/31/98*
                                                                   to
                                                                 6/30/99
--------------------------------------------------------------------------------
Brinson U.S. Large Capitalization Growth Fund Class N            17.23%
--------------------------------------------------------------------------------
S&P 500 Equity Index                                             12.38
--------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Large Capitalization Growth Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Capitalization Growth Fund Class N and the S&P 500 Equity Index if you had invested $1,000,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Large Capitalization Growth Fund Class N vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]

               Brinson U.S. Large Capitalization
               Growth Fund Class N                     S&P 500 Equity Index
      12/31/98                          $1,000,000               $1,000,000
       1/31/99                          $1,062,500               $1,041,816
       2/28/99                          $1,016,047               $1,009,439
       3/31/99                          $1,065,034               $1,049,824
       4/30/99                          $1,104,730               $1,090,480
       5/31/99                          $1,091,216               $1,064,753
       6/30/99                          $1,172,297               $1,123,844

12/31/98 = $1,000,000                                  Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================
40

                     U.S. Large Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------


Industry Diversification
As a Percent of Net Assets
As of June 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITIES
Energy.....................................................      3.52%
Basic Industries
   Chemicals...............................................      1.35
   Housing/Paper...........................................      1.68
                                                               ------
                                                                 3.03
Capital Investment
   Capital Goods...........................................      2.04
   Technology..............................................     19.26
                                                               ------
                                                                21.30
Consumer
   Non-Durables............................................      4.40
   Retail/Apparel..........................................      7.21
   Autos/Durables..........................................      1.23
   Health: Drugs...........................................      9.49
   Health: Non-Drugs.......................................      8.05
                                                               ------
                                                                30.38

Financial
   Banks...................................................      1.72%
   Non-Banks...............................................      6.45
                                                               ------
                                                                 8.17
Utilities
   Telephone...............................................     13.46
Transportation.............................................      1.58
Services/Miscellaneous.....................................     13.74
                                                               ------
            Total U.S. Equities............................     95.18
                                                               ------
            TOTAL INVESTMENTS..............................     95.18
CASH AND OTHER ASSETS,
   LESS LIABILITIES........................................      4.82
                                                               ------
NET ASSETS.................................................    100.00%
                                                               ======

--------------------------------------------------------------------------------


Top 10 U.S. Equity Holdings

As of June 30, 1999
                                                    Percent of
                                                    Net Assets
--------------------------------------------------------------
 1. International Business Machines Corp.             3.36%
 2. General Electric Co.                              3.35
 3. Texas Instruments, Inc.                           3.23
 4. Oracle Corp.                                      2.50
 5. Dayton-Hudson Corp.                               2.41
 6. Waste Management, Inc.                            2.39
 7. Qualcomm, Inc.                                    2.31
 8. SBC Communications, Inc.                          2.22
 9. Wal-Mart Stores, Inc.                             2.21
10. Sun Microsystems, Inc.                            2.13
--------------------------------------------------------------

================================================================================

       U.S. Large Capitalization Growth Fund -- Schedule of Investments


June 30, 1999
-------------------------------------------------------------------------------

                                             Shares             Value
                                             ------           --------
U.S. Equities -- 95.18%
Abbott Laboratories.......................    2,000           $ 91,000
AFLAC, Inc................................    3,300            157,987
Albertson's, Inc..........................    2,000            103,125
American Express, Co......................    1,100            143,137
American International Group, Inc.........      700             81,944
AT&T Corp.................................    2,950            164,647
AT&T Corp. - Liberty Media Goup, Inc. (b).    4,156            152,733
Autozone, Inc.............................    3,300             99,413
Avon Products, Inc........................    2,000            111,000
Bank of America Corp......................    1,900            139,294
Becton Dickinson & Co.....................    2,300             69,000
Bell Atlantic Corp........................    1,200             78,450
BMC Software, Inc. (b)....................    2,100            113,400
Boeing Co.................................    2,900            128,144
Boston Scientific Corp. (b)...............    1,800             79,088
Bristol-Myers Squibb Co...................    2,200            154,962
CBS Corp. (b).............................    2,600            112,937
Citigroup, Inc............................    1,900             90,250
Dayton Hudson Corp........................    3,000            195,000
E.I. du Pont de Nemours & Co..............    1,600            109,300
Electronic Data Systems Corp..............    2,100            118,781
Exxon Corp................................      900             69,413
Federal Home Loan Association Co..........    1,900            110,200
General Electric Co.......................    2,400            271,200
Gillette Co...............................    1,500             61,500
Halliburton Co............................    1,800             81,450
Hewlett-Packard Co........................    1,200            120,600
Immunex Corp. (b).........................      800            101,950
Intel Corp................................    1,700            101,150
International Business Machines Corp......    2,100            271,425
Johnson & Johnson Co......................    1,300            127,400
Lilly (Eli) & Co..........................    1,500            107,438
Loral Space & Communications Ltd. (b).....    5,900            106,200
Lowe's Companies, Inc.....................    2,400            136,050
Lucent Technologies, Inc..................    1,700            114,644
Medtronic, Inc............................    2,000            155,750
Merck & Co., Inc..........................    1,800            133,200
Merrill Lynch & Co........................    1,200             95,925
Microsoft, Inc. (b).......................    1,400            126,262
Motorola, Inc.............................    1,000             94,750
Nortel Networks, Inc......................    1,200            104,175
Oracle Corp. (b)..........................    5,450            202,331
Pepsi Bottling Group, Inc.................    5,200            119,925
Philip Morris Companies, Inc..............    3,300            132,619
Proctor & Gamble Co.......................    1,100             98,175
QUALCOMM, Inc. (b)........................    1,300            186,550
Raytheon Co., Class A.....................    2,400            165,300
                                             Shares             Value
                                             ------          ---------
SBC Communications, Inc...................    3,100           $179,800
Schering Plough Corp......................    3,100            164,300
Schlumberger Ltd..........................    2,100            133,744
Sun Microsystems, Inc. (b)................    2,500            172,187
Texas Instruments, Inc....................    1,800            261,000
Time Warner, Inc..........................    2,300            169,050
Tyco International Co.....................      900             85,275
Wal-Mart Stores, Inc......................    3,700            178,525
Walt Disney Co............................    2,700             83,194
Waste Management, Inc.....................    3,600            193,500
Watson Pharmaceutical Co..................      400             14,025
Xerox Corp................................    2,900            171,281
                                                            ----------
Total Equities (Cost $6,642,892)..........                   7,695,055
                                                            ----------
Total Investments
(Cost $6,642,892) -- 95.18% (a)...........                   7,695,055
                                                            ----------
Cash and other assets,
less liabilities -- 4.82%.................                     389,844
                                                            ----------
Net Assets -- 100%........................                  $8,084,899
                                                            ==========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $6,642,892; and net unrealized appreciation consisted of:

                Gross unrealized appreciation..      $1,141,787
                Gross unrealized depreciation..         (89,624)
                                                     ----------
                    Net unrealized appreciation      $1,052,163
                                                     ==========

(b) Non-income producing security


                See accompanying notes to financial statements.

================================================================================
42

         U.S. Large Capitalization Growth Fund -- Financial Statements


--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $6,642,892).........................................    $7,695,055
 Cash............................................................................       409,188
 Receivables:
  Due from Advisor...............................................................        23,548
  Dividends......................................................................         5,334
  Investment securities sold.....................................................        73,230
  Fund shares sold...............................................................        30,752
  Other assets...................................................................        18,639
                                                                                     ----------
     TOTAL ASSETS................................................................     8,255,746
                                                                                     ----------
LIABILITIES:
 Payables:
  Investment securities purchased................................................       126,965
  Accrued expenses...............................................................        43,882
                                                                                     ----------
     TOTAL LIABILITIES...........................................................       170,847
                                                                                     ----------
NET ASSETS.......................................................................    $8,084,899
                                                                                     ----------
NET ASSETS CONSIST OF:
  Paid in capital................................................................    $6,447,525
  Accumulated net realized gain..................................................       585,211
  Net unrealized appreciation....................................................     1,052,163
                                                                                     ----------
     NET ASSETS..................................................................    $8,084,899
                                                                                     ==========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net
   assets of $2,947,293 and 211,874 shares issued and outstanding)...............     $   13.91
                                                                                      =========
  Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net
   assets of $1,166 and 84 shares issued and outstanding)........................     $   13.88
                                                                                      =========
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net
   assets of $5,136,440 and 370,958 shares issued and outstanding)...............     $   13.85
                                                                                      =========

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Growth Fund -- Financial Statements


-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
INVESTMENT INCOME:
 Dividends.......................................................................     $ 20,814
 Interest........................................................................        9,130
                                                                                      --------
    TOTAL INCOME.................................................................       29,944
                                                                                      --------
EXPENSES:
 Registration....................................................................       23,053
 Advisory........................................................................       18,582
 Professional....................................................................       17,394
 Distribution....................................................................        8,837
 Other...........................................................................        4,337
                                                                                      --------
    TOTAL EXPENSES...............................................................       72,203
    Expenses waived and reimbursed by Advisor....................................      (42,136)
                                                                                      --------
    NET EXPENSES.................................................................       30,067
                                                                                      --------
    NET INVESTMENT LOSS..........................................................         (123)
                                                                                      --------
NET REALIZED AND UNREALIZED GAIN:
 Net realized gain on investments................................................      408,525
 Change in net unrealized appreciation or depreciation on investments............      463,877
                                                                                      --------
 Net realized and unrealized gain................................................      872,402
                                                                                      --------
 Net increase in net assets resulting from operations............................     $872,279
                                                                                      ========

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Growth Fund -- Financial Statements


-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Period Ended       Year Ended
                                                                                      June 30, 1999    December 31, 1998
                                                                                      -------------    -----------------
OPERATIONS:
 Net investment income (loss).....................................................      $      (123)         $    20,269
 Net realized gain................................................................          408,525              438,421
 Change in net unrealized appreciation or depreciation............................          463,877              554,465
                                                                                        -----------          -----------
 Net increase in net assets resulting from operations.............................          872,279            1,013,155
                                                                                        -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I.................................................................               --              (19,205)
 Distributions from net realized gain:
  Brinson Class I.................................................................               --             (151,936)
                                                                                        -----------          -----------
 Total distributions to shareholders..............................................               --             (171,141)
                                                                                        -----------          -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold......................................................................        5,233,678            4,973,380
 Shares issued on reinvestment of distributions...................................               --              170,881
 Shares redeemed..................................................................       (2,169,846)          (5,974,601)
                                                                                        -----------          -----------
 Net increase (decrease) in net assets resulting from capital share transactions..        3,063,832             (830,340)
                                                                                        -----------          -----------
     TOTAL INCREASE IN NET ASSETS.................................................        3,936,111               11,674
                                                                                        -----------          -----------
NET ASSETS:
 Beginning of period..............................................................        4,148,788            4,137,114
                                                                                        -----------          -----------
 End of period....................................................................      $ 8,084,899          $ 4,148,788
                                                                                        ===========          ===========

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Growth Fund -- Financial Highlights


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                        October 14, 1997*
                                                                  Period Ended        Year Ended             Through
Brinson Class I                                                  June 30, 1999   December 31, 1998**   December 31, 1998**
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................   $ 11.84            $  9.92              $  10.00
                                                                    -------            -------              --------
 Income from investment operations:
   Net investment income.........................................      0.02               0.06                  0.02
   Net realized and unrealized gain (loss).......................      2.05               2.38                 (0.08)
                                                                    -------            -------              --------
     Total income from investment operations.....................      2.07               2.44                 (0.06)
                                                                    -------            -------              --------
 Less distributions:
   Distributions from net investment income......................        --              (0.06)                (0.02)
   Distributions from net realized gain..........................        --              (0.46)                   --
                                                                    -------            -------              --------
     Total distributions.........................................        --              (0.52)                (0.02)
                                                                    -------            -------              --------
Net asset value, end of period...................................   $ 13.91            $ 11.84              $   9.92
                                                                    =======            =======              ========

Total return (non-annualized)....................................     17.48%             24.90%                (0.55)%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s).............................   $ 2,947            $ 4,147              $  4,137
 Ratio of expenses to average net assets:
   Before expense reimbursement..................................      2.38%***           2.76%                 8.54%***
   After expense reimbursement...................................      0.80%***           0.99%                 1.00%***
 Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement..................................     (1.26)%***         (1.40)%               (6.19)%***
   After expense reimbursement...................................      0.32%***           0.37%                 1.35%***
 Portfolio turnover rate.........................................        51%               N/A                   N/A

    *  Commencement of investment operations
   **  Reflects 10 for 1 share split effective December 9, 1998.
  ***  Annualized
N/A = Information is not available for periods prior to reorganization, as described in notes to financial statements.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
46

         U.S. Large Capitalization Growth Fund -- Financial Highlights

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                               Period Ended
Brinson Class N                                                                                               June 30, 1999*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................................................................  $       11.84
                                                                                                              -------------

 Income from investment operations:
   Net investment loss......................................................................................          (0.01)
   Net realized and unrealized gain.........................................................................           2.05
                                                                                                              -------------

     Total income from investment operations................................................................           2.04
                                                                                                              -------------

Net asset value, end of period..............................................................................  $       13.88
                                                                                                              =============

Total return (non-annualized)...............................................................................          17.23%
Ratios/Supplemental Data:
 Net assets, end of period (in 000s)........................................................................  $           1
 Ratio of expenses to average net assets:
   Before expense reimbursement.............................................................................           2.63%**
   After expense reimbursement..............................................................................           1.05%**
 Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement.............................................................................          (1.51)%**
   After expense reimbursement..............................................................................           0.07%**
 Portfolio turnover rate....................................................................................             51%

    *  Commencement of Brinson Class N was December 31, 1998.
   **  Annualized

                See accompanying notes to financial statements.

================================================================================

                     U.S. Small Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------
The investment strategies implemented in the U.S. Small Capitalization Growth Fund are designed to enhance returns while controlling risk. We invest in smaller companies with market capitalizations less than $1 billion that we believe possess a unique competitive advantage that will allow them to achieve high returns through above average sales and profit growth. We employ quantitative and qualitative analysis to identify companies that are undervalued relative to current market prices, and construct portfolios with attention to both risk and return.

Since its inception on September 30, 1997, the Brinson U.S. Small Capitalization Growth Fund Class I has returned - 4.74% compared to 1.67% for its benchmark, the Russell 2000 Index. Over the most recent six-month period, the Fund has returned 4.32% versus the index return of 9.28%. Small stocks have dramatically underperformed large stocks over the period since the Fund's inception making the environment difficult for small capitalization equity managers. The market has been driven to extremes. Valuation imbalances between large and small stocks reached a historical peak during this period. Additionally, the market has experienced an incredible lack of breadth, with a small number of fashionable stocks driving index returns.

Our positions relative to the benchmark in some broad common characteristics were the biggest detractors from relative performance for the year-to-date period. Our underweight of the "variability in market" characteristic had the worst effect, costing us more than 100 basis points of relative performance. This was largely due to our underweight of the high-flying internet sector, which has notoriously high variability in returns. Our overweight to the "labor intensity" factor was also a negative for the year-to-date period, resulting from poor performance of some of the stocks we owned in the services sector.

Stock selection was negative for the first half of the year, while our active industry positions relative to the index added value. These two factors combined for a negligible effect on overall performance. The Fund was helped by its overweight to electronics and oil services, but hurt by underweights to producer goods and telephones.

While the Fund's underperformance over the period is uncomfortable, it has come during a unique period in the market's history, and should not be indicative of our future performance. As a result of both a recent broadening of the market, and steps that we have taken to reposition the Fund, we have experienced a strong uptick in recent performance. For the month of June, the Fund returned 6.87%, beating the benchmark's return of 4.52% by 235 basis points. We remain committed to uncovering price/value discrepancies in the small capitalization segment of the market. We are confident that our sound investment philosophy and consistent, long-term approach can create value for our clients.

================================================================================
48

                     U.S. Small Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------

Total Return

                                                                                   6 months    1 year
                                                                                     ended      ended         9/30/97*
                                                                                   6/30/99     6/30/99     to 6/30/99
----------------------------------------------------------------------------------------------------------------------------
Brinson U.S. Small Capitalization Growth Fund Class I                                 4.32%    -5.41%         -4.74%
----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                    9.28      1.50           1.67
----------------------------------------------------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Small Capitalization Growth Fund Class I.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year represent average annualized returns.


  Illustration of an Assumed Investment of $1,000,000


This chart shows the growth in the value of an investment in the Brinson U.S. Small Capitalization Growth Fund Class I and the Russell 2000 Index if you had invested $1,000,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Small Capitalization Growth Fund Class I vs. Russell 2000 Index
Wealth Value with Dividends Reinvested


                           [BAR CHART APPEARS HERE]

               Brinson U.S. Small Capitalization Growth
               Growth Fund Class I                            Russell 2000 Index

                                              1,000,000                 1,000,000
   10/31/97                                     953,600                    956071
                                                936,600                   949,887
   12/31/97                                     943,800                   996,513
                                                932,700                   951,260
    2/28/98                                   1,007,600                 1,021,599
                                              1,049,900                 1,063,732
    4/30/98                                   1,047,200                 1,069,618
                                                990,700                 1,012,012
    6/30/98                                     971,100                 1,014,141
                                                887,800                   932,042
    8/31/98                                     700,200                   751,059
                                                739,372                   809,835
   10/31/98                                     788,803                   842,863
                                                807,515                   887,022
   12/31/98                                     880,562                   941,913
                                                881,563                   954,430
    2/28/99                                     807,515                   877,126
                                                825,527                   890,820
    4/30/99                                     823,526                   970,644
                                                859,549                   984,822
    6/30/99                                     918,586                 1,029,355

9/30/97 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

===============================================================================

                     U.S. Small Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

  Total Return


                                                                   12/31/98*
                                                                      to
                                                                    6/30/99
--------------------------------------------------------------------------------
Brinson U.S. Small Capitalization Growth Fund Class N                4.09
--------------------------------------------------------------------------------
Russell 2000 Index                                                   9.28
--------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Small Capitalization Growth Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Small Capitalization Growth Fund Class N and the Russell 2000 Index if you had invested $1,000,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Small Capitalization Growth Fund Class N vs. Russell 2000 Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]


               Brinson U.S. Small Capitalization
               Growth Fund Class N                  Russell 2000 Index
     12/31/98                        1,000,000              1,000,000
      1/31/99                        1,000,000              1,013,289
      2/28/99                          915,909                931,218
      3/31/99                          935,227                945,756
      4/30/99                          932,955              1,030,503
      5/31/99                          973,864              1,045,555
      6/30/99                        1,040,909              1,092,835

12/31/98 = $1,000,000
Data through 6/30/99


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

===============================================================================
50

                     U.S. Small Capitalization Growth Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------
Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
--------------------------------------------------------------------------------
U.S. EQUITIES
Capital Investment
   Capital Goods.....................................................     2.76%
   Technology........................................................    17.19
                                                                        ------
                                                                         19.95
Basic Industries
   Chemicals.........................................................     1.23
   Housing/Paper.....................................................     0.70
                                                                        ------
                                                                          1.93
Consumer
   Non-Durables......................................................     6.29
   Retail/Apparel....................................................     7.99
   Autos/Durables....................................................    10.97
   Health: Drugs.....................................................     1.37
   Health: Non-Drugs.................................................     6.65
                                                                        ------
                                                                         33.27

Financial
   Banks.............................................................     7.79%
   Non-Banks.........................................................     8.38
                                                                        ------
                                                                         16.17
Utilities
   Telephone.........................................................     1.29
Transportation.......................................................     5.05
Services/Miscellaneous...............................................    13.31
                                                                         -----
            Total U.S. Equities......................................    90.97

SHORT-TERM INVESTMENTS...............................................     5.95
                                                                        ------
            TOTAL INVESTMENTS........................................    96.92
CASH AND OTHER ASSETS,
   LESS LIABILITIES..................................................     3.08
                                                                        ------
NET ASSETS...........................................................   100.00%
                                                                        ======

--------------------------------------------------------------------------------

Top 10 U.S. Equity Holdings

As of June 30, 1999
                                                                     Percent of
                                                                     Net Assets
--------------------------------------------------------------------------------
 1. Waters Corp.                                                          2.86%
 2. Foodmaker, Inc.                                                       2.81
 3. U.S. Trust Corp.                                                      2.79
 4. U.S. Foodservice, Inc.                                                2.37
 5. Protective Life Corp.                                                 2.24
 6. Swift Transportation Co., Inc.                                        2.06
 7. North Fork Bancorporation, Inc.                                       1.99
 8. Expeditors International of Washington, Inc.                          1.97
 9. Smith International, Inc.                                             1.87
10. Investors Financial Services Corp.                                    1.82
--------------------------------------------------------------------------------

================================================================================

       U.S. Small Capitalization Growth Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                                          Shares             Value
                                                                          ------             -----
U.S. Equities -- 90.97%
Aeroflex, Inc. (b)...............................................         29,800          $   588,550
AFC Cable Systems, Inc. (b)......................................          8,400              296,625
Airborne Freight Corp. ..........................................          5,700              157,819
American Italian Pasta Co., Class A (b)..........................         13,100              397,912
Ariba, Inc. (b)..................................................          2,000              194,500
Ask Jeeves, Inc. (b).............................................          2,500               35,000
Astec Industries, Inc. (b).......................................         12,100              493,075
AVT Corp. (b)....................................................         14,900              564,337
Bally Total Fitness Holdings, Inc. (b)...........................         14,100              400,087
Bindley Western Industries, Inc. ................................         21,066              485,849
Casey's General Stores, Inc. ....................................         30,000              450,000
Comfort Systems USA, Inc. (b)....................................         14,000              252,000
Commercial Federal Corp. ........................................         11,000              255,063
Consolidated Graphics, Inc. (b)..................................          7,100              355,000
Copper Mountain Networks, Inc. (b)...............................          2,300              177,675
Cost Plus, Inc. (b)..............................................         11,400              518,700
Critical Path, Inc. (b)..........................................            600               33,188
CTS Corp. .......................................................          2,000              140,000
Dendrite International, Inc. (b).................................         15,800              570,775
DII Group, Inc. (b)..............................................         14,300              533,569
DLJdirect (b)....................................................          2,700               79,650
Eclipsys Corp. (b)...............................................          6,100              146,019
Elcor Corp. .....................................................         12,600              550,462
Emmis Communications Corp. (b)...................................          6,800              335,750
Ethan Allen Interiors, Inc. .....................................         10,450              394,487
eToys Inc. (b)...................................................          2,100               85,575
Expeditors International of Washington, Inc. ....................         25,900              705,775
Finova Group, Inc. ..............................................         10,700              563,087
Foodmaker, Inc. (b)..............................................         35,500            1,007,312
FPIC Insurance Group, Inc. (b)...................................          9,300              451,050
H.B. Fuller Co. .................................................          6,400              437,600
Haverty Furniture Cos., Inc. ....................................          5,000              175,938
Hooper Holmes, Inc. .............................................         21,200              431,950
Horace Mann Educators Corp. .....................................          6,100              165,844
Insight Enterprises, Inc. (b)....................................         15,500              383,625
Investors Financial Services Corp. ..............................         16,300              652,000
Juniper Networks, Inc. (b).......................................          1,400              208,600
Kellstrom Industries, Inc. (b)...................................         18,200              332,150
Kenneth Cole Productions, Inc. (b)...............................         13,800              384,675
Kronos, Inc. (b).................................................          3,400              154,700
Labor Ready, Inc. (b)............................................         11,000              357,500
Level One Communications, Inc. (b)...............................          7,300              357,244
Manitowoc Co., Inc. .............................................          5,500              228,938
MapQuest.com, Inc. (b)...........................................            900               14,681
Marimba, Inc. (b)................................................          1,800               94,838
Media Metrix, Inc. (b)...........................................            900               47,925
MedQuist, Inc. (b)...............................................         11,900              520,625
Mercury Computer Systems, Inc. (b)...............................         14,500              467,625
Mercury Interactive Corp. (b)....................................         12,700              449,262
Mesaba Holdings, Inc. (b)........................................         16,400              209,100
Metro Information Services, Inc. (b).............................         14,000              232,750
Monaco Coach Corp. (b)...........................................         13,400              566,987
MotivePower Industries, Inc. (b).................................         17,850              321,300
North Fork Bancorporation, Inc. .................................         33,500              713,969
Ocular Sciences, Inc. (b)........................................         10,700              185,913
Orthodontic Centers of America, Inc. (b).........................         17,900              252,838
Pacific Sunwear of California, Inc. (b)..........................         16,650              405,844
Pantry, Inc. (b).................................................         19,900              320,887
Patterson Dental Co. ............................................         17,900              622,025
Peoples Heritage Financial Group, Inc. ..........................         30,400              571,900
Peregrine Systems, Inc. (b)......................................         20,400              524,025
Personnel Group of America, Inc. (b).............................         11,700              117,000
Phone.com, Inc. (b)..............................................          1,200               67,200
Prime Group Realty Trust.........................................         18,100              311,094
Protective Life Corp. ...........................................         24,300              801,900
QRS Corp. (b)....................................................          5,500              429,000
ResMed, Inc. (b).................................................          7,700              255,544
Sanmina Corp. (b)................................................          7,800              591,825
Scient Corp. (b).................................................          4,600              218,788
Smith Int'l, Inc. (b)............................................         15,400              668,937
Sonic Automotive, Inc. (b).......................................         18,400              253,000
StarMedia Network, Inc. (b)......................................          1,900              121,838
Sunrise Assisted Living, Inc. (b)................................         13,500              470,812
Swift Transportation Co., Inc. (b)...............................         33,600              739,200
Sykes Enterprises, Inc. (b)......................................         15,100              503,962
Tetra Tech, Inc. (b).............................................         15,750              259,875
TheStreet.com, Inc. (b)..........................................          1,800               64,800
TMP Worldwide, Inc. (b)..........................................          7,800              495,300
Tower Automotive, Inc. (b).......................................         10,900              277,269
U.S. Foodservice (b).............................................         19,900              848,237
U.S. Trust Corp. ................................................         10,800              999,000
United Stationers, Inc. (b)......................................          8,400              184,800
Vignette Corp. (b)...............................................            800               60,000
Waters Corp. (b).................................................         19,300            1,025,312
Zebra Technologies Corp., Class A (b)............................         15,200              584,250
Zions Bancorporation.............................................          4,000              254,000
                                                                                          -----------
Total U.S. Equities (Cost $28,475,224)...........................                          32,615,092
                                                                                          -----------

Investment Companies -- 5.95%
Brinson Supplementary Trust U.S.
  Cash Management Prime Fund
  (Cost $2,134,217)..............................................      2,134,217            2,134,217
                                                                                          -----------
Total Investments
  (Cost $30,609,441) -- 96.92% (a)...............................                          34,749,309
Cash and other assets,
  less liabilities -- 3.08%......................................                           1,102,657
                                                                                          -----------
Net Assets -- 100%...............................................                         $35,851,966
                                                                                          ===========


              See accompanying notes to schedule of investments.

================================================================================
52

       U.S. Small Capitalization Growth Fund -- Schedule of Investments


June 30, 1999

-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $30,609,441; and net unrealized appreciation consisted of:
            Gross unrealized appreciation........   $  5,312,470
            Gross unrealized depreciation........     (1,172,602)
                                                    ------------
               Net unrealized appreciation.......   $  4,139,868
                                                    ============

(b)  Non-income producing security



                See accompanying notes to financial statements.

================================================================================

         U.S. Small Capitalization Growth Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $28,475,224)............................................................    $32,615,092
  Affiliated issuers (Cost $2,134,217)...............................................................      2,134,217
 Cash................................................................................................        142,822
 Receivables:
  Investment securities sold.........................................................................        719,015
  Dividends..........................................................................................          9,768
  Interest...........................................................................................          9,943
  Fund shares sold...................................................................................        553,305
 Other assets........................................................................................         18,639
                                                                                                         -----------
     TOTAL ASSETS....................................................................................     36,202,801
                                                                                                         -----------

LIABILITIES:
 Payables:
  Investment securities purchased....................................................................        257,629
  Investment advisory fees...........................................................................         17,969
  Fund shares purchased..............................................................................         31,580
  Accrued expenses...................................................................................         43,657
                                                                                                         -----------
     TOTAL LIABILITIES...............................................................................        350,835
                                                                                                         -----------
NET ASSETS...........................................................................................    $35,851,966
                                                                                                         ===========

NET ASSETS CONSIST OF:
 Paid in capital.....................................................................................    $35,967,096
 Accumulated net realized loss.......................................................................     (4,254,998)
 Net unrealized appreciation.........................................................................      4,139,868
                                                                                                         -----------
     NET ASSETS......................................................................................    $35,851,966
                                                                                                         ===========

OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $35,211,394 and 3,836,230 shares issued and outstanding)...........................................    $      9.18
                                                                                                         ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $1,044 and 114 shares issued and outstanding)......................................................    $      9.16
                                                                                                         ===========
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $639,528 and 69,990 shares issued and outstanding).................................................    $      9.14
                                                                                                         ===========

                See accompanying notes to financial statements.

================================================================================
54

         U.S. Small Capitalization Growth Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends.....................................................................................     $   57,456
 Interest......................................................................................         47,194
                                                                                                    ----------
     TOTAL INCOME..............................................................................        104,650
                                                                                                    ----------
EXPENSES:
 Advisory......................................................................................        148,873
 Registration..................................................................................         22,283
 Professional..................................................................................         15,150
 Other.........................................................................................         12,307
                                                                                                    ----------
     TOTAL EXPENSES............................................................................        198,613
     Expenses waived by Advisor................................................................        (25,786)
                                                                                                    ----------
     NET EXPENSES..............................................................................        172,827
                                                                                                    ----------
     NET INVESTMENT LOSS.......................................................................        (68,177)
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized loss on investments..............................................................       (633,451)
 Change in net unrealized appreciation or depreciation on investments..........................      1,970,811
                                                                                                    ----------
 Net realized and unrealized gain..............................................................      1,337,360
                                                                                                    ----------
 Net increase in net assets resulting from operations..........................................     $1,269,183
                                                                                                    ==========

                See accompanying notes to financial statements.

================================================================================

         U.S. Small Capitalization Growth Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Period Ended        Year Ended
                                                                                          June 30, 1999     December 31, 1998
                                                                                          -------------     -----------------
OPERATIONS:
 Net investment loss...................................................................    $    (68,177)        $   (49,900)
 Net realized loss.....................................................................        (633,451)         (3,615,782)
 Change in net unrealized appreciation or depreciation.................................       1,970,811           2,695,815
                                                                                          -------------     ---------------
 Net increase (decrease) in net assets resulting from operations.......................       1,269,183            (969,867)
                                                                                          -------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized gain:
  Brinson Class I......................................................................              --             (10,014)
                                                                                          -------------     ---------------
 Total distributions to shareholders...................................................              --             (10,014)
                                                                                          -------------     ---------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold...........................................................................      23,560,273          18,352,730
 Shares issued on reinvestment of distributions........................................              --               9,859
 Shares redeemed.......................................................................     (11,586,801)         (6,727,395)
                                                                                          -------------     ---------------
 Net increase in net assets resulting from capital share transactions..................      11,973,472          11,635,194
                                                                                          -------------     ---------------
    TOTAL INCREASE IN NET ASSETS.......................................................      13,242,655          10,655,313
                                                                                          -------------     ---------------

NET ASSETS:
 Beginning of period...................................................................      22,609,311          11,953,998
                                                                                          -------------     ---------------
 End of period.........................................................................    $ 35,851,966         $22,609,311
                                                                                          =============     ===============

                See accompanying notes to financial statements.

================================================================================
56

         U.S. Small Capitalization Growth Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                     Period              Year          September 30, 1997*
                                                                     Ended              Ended                Through
Brinson Class I                                                  June 30, 1999   December 31, 1998**   December 31, 1997**
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............................   $   8.80         $   9.44              $  10.00
                                                                     --------         --------              --------
 Income from investment operations:
   Net investment loss............................................      (0.02)           (0.02)                   --
   Net realized and unrealized gain (loss)........................       0.40            (0.57)                (0.56)
                                                                     --------         --------              --------
     Total income (loss) from investment operations...............       0.38            (0.59)                (0.56)
                                                                     --------         --------              --------
 Less distributions:
   Distributions from net realized gain...........................         --            (0.05)                   --
                                                                     --------         --------              --------
     Total distributions..........................................         --            (0.05)                   --
                                                                     --------         --------              --------
Net asset value, end of period....................................   $   9.18         $   8.80              $   9.44
                                                                     ========         ========              ========

Total return (non-annualized).....................................       4.32%           (6.70)%               (5.62)%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)..............................   $ 35,211         $ 22,607              $ 11,954
 Ratio of expenses to average net assets:
   Before expense reimbursement...................................       1.32%***         1.69%                 3.63%***
   After expense reimbursement....................................       1.15%***         1.20%                 1.20%***
 Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement...................................      (0.62)%***       (0.76)%               (2.53)%***
   After expense reimbursement....................................      (0.45)%***       (0.27)%               (0.10)%***
 Portfolio turnover rate..........................................         71%             N/A                   N/A

    *  Commencement of investment operations
   **  Reflects 10 for 1 share split effective December 9, 1998.
  ***  Annualized
N/A = Information is not available for periods prior to reorganization, as described in notes to financial statements.

                See accompanying notes to financial statements.

================================================================================

         U.S. Small Capitalization Growth Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                 Period Ended
Brinson Class N                                                                                 June 30, 1999*
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................................................           $ 8.80
                                                                                                       ------
 Income from investment operations:
   Net investment loss......................................................................            (0.04)
   Net realized and unrealized gain.........................................................             0.40
                                                                                                       ------
     Total income from investment operations................................................             0.36
                                                                                                       ------
Net asset value, end of period..............................................................           $ 9.16
                                                                                                       ======

Total return (non-annualized)...............................................................             4.09%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)........................................................           $    1
 Ratio of expenses to average net assets:
   Before expense reimbursement.............................................................             1.57%**
   After expense reimbursement..............................................................             1.40%**
 Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement.............................................................            (0.87)%**
   After expense reimbursement..............................................................             0.70%**
 Portfolio turnover rate....................................................................               71%

    *  Commencement of Brinson Class N was December 31, 1998.
   **  Annualized

                See accompanying notes to financial statements.

================================================================================
58

                                U.S. Bond Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

In selecting issues for the U.S. Bond Fund, we incorporate our analysis of interest rate sensitivity, maturity mix and sector valuation, as well as security specific research compiled by our fixed income and equity research teams. We invest the Fund's assets in investment grade (high quality) securities.

Since its inception on August 31, 1995, the Brinson U.S. Bond Fund Class I has produced an annualized return of 6.64%, compared to the 6.71% return of its benchmark, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index. The annualized volatility of the Fund was similar to that of the benchmark at 4.01% and 3.54% respectively. During the first half of 1999, the Fund was down 1.40% while the benchmark was down similarly by 1.39%.

U.S. bond markets were characterized by a high level of volatility in the first quarter of 1999. After a fairly stable January, February turned in the worst one-month performance record for U.S. Treasury securities in 18 years. The largest changes took place among securities with longer terms to maturity, while shorter-term treasury bills were relatively stable.

This volatility was spurred somewhat by Federal Reserve (Fed) chairman Alan Greenspan's testimony to Congress in February. He stated that the Fed expects stronger growth and higher inflation in the U.S. than was originally called for in the fall of 1998. Even though these adjustments were modest, they were sufficient enough to disappoint investors.

During this period of volatility, corporate bonds and other spread sectors (bonds that have credit risk because they are not backed by the U.S. Government) performed well, retracing some of the weakness caused by a general flight-to-quality that rounded out 1998.

We trimmed our corporate bond weighting on the heels of this strong showing, but maintained a meaningful overweight to corporate bonds and, to a lesser extent, mortgages throughout the first half of the year.

U.S. bond yields in the second quarter were driven well above our estimates of fair value by market expectations of higher inflation and anticipation of the 25 basis point rate hike by the Federal Reserve which occurred on June 30. As a result we have set representative duration strategies longer than the benchmark- -at 1.05 times the benchmark.

From a sector standpoint, we believe that prevailing credit spreads provide more than adequate compensation for risk--given our assumptions about the economy and the probabilities we assign to different scenarios for default rates. While credit fundamentals have modestly deteriorated in recent months, this has already been accounted for in our sector modeling. As a consequence, exposure to corporate bonds remains one of the largest active portfolio positions relative to the index. Overweights are also maintained in the mortgage and asset-backed sectors.

================================================================================

                                U.S. Bond Fund

                        [LOGO  OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------
  Total Return

                                                                6 months   1 year    3 years   Annualized
                                                                 ended      ended     ended    8/31/95* to
                                                                6/30/99    6/30/99   6/30/99     6/30/99
----------------------------------------------------------------------------------------------------------
Brinson U.S. Bond Fund Class I                                    -1.40%     2.97%     7.29%      6.64%
----------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade (BIG) Bond Index      -1.39      3.12      7.24       6.71
----------------------------------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Bond Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Bond Fund Class I and the Salomon Smith Barney BIG Bond Index if you had invested $1,000,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Bond Fund Class I
vs. Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested

                             [CHART APPEARS HERE]


               Brinson U.S. Bond         Salomon Smith Barney
               Fund Class I              BIG Bond Index
          8/31/95       1,000,000                      1,000,000
                        1,009,000                      1,009,400
                        1,024,000                      1,022,926
                        1,040,000                      1,038,884
         12/31/95       1,054,932                      1,053,220
                        1,061,071                      1,060,382
                        1,038,561                      1,042,462
                        1,031,398                      1,034,956
                        1,023,213                      1,027,297
                        1,020,143                      1,026,784
          6/30/96       1,035,997                      1,040,029
                        1,039,127                      1,042,837
                        1,032,867                      1,041,273
                        1,054,776                      1,059,391
                        1,081,902                      1,083,227
                        1,109,028                      1,101,101
         12/31/96       1,092,169                      1,091,411
                        1,094,338                      1,095,558
                        1,096,507                      1,096,763
                        1,081,323                      1,085,686
                        1,098,676                      1,101,211
                        1,109,522                      1,111,563
          6/30/97       1,123,558                      1,124,790
                        1,158,669                      1,155,272
                        1,148,794                      1,145,337
                        1,164,156                      1,162,173
                        1,180,614                      1,178,792
                        1,183,906                      1,184,333
         12/31/97       1,197,458                      1,196,413
                        1,211,341                      1,211,847
                        1,211,341                      1,210,998
                        1,214,812                      1,215,721
                        1,220,597                      1,222,043
                        1,232,167                      1,233,775
          6/30/98       1,242,614                      1,243,892
                        1,243,789                      1,246,504
                        1,264,930                      1,265,575
                        1,287,245                      1,295,443
                        1,282,547                      1,289,613
                        1,291,943                      1,296,706
         12/31/98       1,297,674                      1,300,726
                        1,308,672                      1,310,351
                        1,286,677                      1,287,420
                        1,295,231                      1,294,759
                        1,298,896                      1,299,031
                        1,285,455                      1,287,080
          6/30/99       1,279,528                      1,282,704

8/31/95 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================
60

                                U.S. Bond Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------
  Total Return

                                                                 6 months   1 year    6/30/97*
                                                                  ended      ended      to
                                                                 6/30/99    6/30/99   6/30/99
----------------------------------------------------------------------------------------------
Brinson U.S. Bond Fund Class N                                     -1.58%     2.88%     6.53%
----------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade (BIG) Bond Index       -1.39      3.12      6.79
----------------------------------------------------------------------------------------------

* Inception date of the Brinson U.S. Bond Fund Class N.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Bond Fund Class N and the Salomon Smith Barney BIG Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson U.S. Bond Fund Class N
vs. Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested

                             [CHART APPEARS HERE]

               Brinson U.S. Bond         Salomon Smith Barney
               Fund Class N              BIG Bond Index
          6/30/97       1,000,000                      1,000,000
                        1,031,250                      1,027,100
                        1,021,484                      1,018,267
          9/30/97       1,035,156                      1,033,235
                        1,049,805                      1,048,011
                        1,052,734                      1,052,936
         12/31/97       1,065,178                      1,063,676
                        1,077,516                      1,077,398
                        1,076,488                      1,076,644
          3/31/98       1,079,573                      1,080,842
                        1,084,714                      1,086,463
                        1,094,995                      1,096,893
          6/30/98       1,103,029                      1,105,887
                        1,104,072                      1,108,210
                        1,121,795                      1,125,165
          9/30/98       1,141,604                      1,151,719
                        1,140,561                      1,146,537
                        1,148,902                      1,152,843
         12/31/98       1,153,031                      1,156,416
                        1,162,774                      1,164,974
                        1,142,204                      1,144,587
                        1,149,783                      1,151,111
                        1,153,031                      1,154,910
                        1,140,039                      1,144,284
          6/30/99       1,134,778                      1,140,394

6/30/97 = $1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                                 US Bond Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

 Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
------------------------------------------------------------------------------------
U.S. BONDS
Corporate Bonds
 Airlines...............................................................     0.07%
 Asset-Backed...........................................................     7.08
 Banks..................................................................     0.98
 CMO....................................................................     4.98
 Consumer...............................................................     2.40
 Energy.................................................................     0.27
 Financial Services.....................................................     4.78
 Industrial Components..................................................     0.45
 Services/Miscellaneous.................................................     2.43
 Utilities..............................................................     3.50
                                                                           ------
    Total U.S. Corporate Bonds..........................................    26.94

International Dollar Bonds..............................................     9.14
Mortgage-Backed Securities..............................................     8.72
U.S. Government Agencies................................................    32.62
U.S. Government Obligations.............................................    16.46
                                                                           ------
    Total U.S. Bonds....................................................    93.88
SHORT-TERM INVESTMENTS..................................................     5.61
                                                                           ------
    TOTAL INVESTMENTS...................................................    99.49
CASH AND OTHER ASSETS, LESS LIABILITIES.................................     0.51
                                                                           ------
NET ASSETS..............................................................   100.00%
                                                                           ======

================================================================================
62

                   U.S. Bond Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                             Face
                                                            Amount        Value
                                                          ----------    -----------
Bonds -- 93.88%
U.S. Corporate Bonds -- 26.94%
ABN Amro Mortgage Corp., 99-2 IA2,
  6.300%, due 04/25/29................................... $2,100,000    $ 2,040,612
ABN Amro Mortgage Corp., 99-3, Class A2,
  6.300%, due 05/25/29...................................  1,000,000        972,050
Cendant Corp., 7.750%, due 12/01/03......................  1,060,000      1,070,622
Centaur Funding Corp., 144A, (b)
  0.000%, due 04/21/20...................................      1,355        209,348
  9.080%, due 04/21/20...................................        715        767,284
Chase Mortgage Finance Corp., 93-J1,
  Class 1A5, 6.625%, due 08/25/09........................     60,423         58,912
Ches Pot Tel MD, 8.000%, due 10/15/29....................     87,000         95,466
Chrysler Financial Corp.,
  7.400%, due 08/01/97...................................    100,000         97,942
Continental Airlines, Inc., 98-1B,
  6.748%, due 09/15/18...................................     71,387         67,966
Countrywide Funding Corp. FRN,
  5.420%, due 12/01/03...................................    250,000        237,500
Farmers Exchange Capital, 144A,
  7.050%, due 07/15/28...................................  1,090,000        985,126
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03..........................    980,000        982,852
General Motors Acceptance Corp.,
  9.625%, due 12/15/01...................................    294,000        315,322
Heller Financial Commercial Mortgage Assets,
  99-PH1 A1, 6.500%, due 05/15/61........................  1,244,122      1,232,775
Illinois Power Special Purpose Trust, 98-1,
  5.650%, due 12/25/10...................................  1,565,000      1,445,590
LB Commercial Conduit Mortgage Trust,
  99-C1 A1, 6.410%, due 10/15/30.........................    705,000        695,673
Lehman Brothers, Inc., Senior Note
  7.250%, due 04/15/03...................................    225,000        225,783
MBNA Global Capital Securities FRN,
  5.795%, due 02/01/27...................................     90,000         78,038
Merrill Lynch & Co., Inc.,
  6.000%, due 02/17/09...................................  1,000,000        921,990
Mid-America Energy,
  6.375%, due 06/15/06...................................    275,000        261,566
Monsanto Co., 144A,
  6.600%, due 12/01/28...................................  1,250,000      1,110,850
Morgan Stanley Dean Witter, MTN,
  5.625%, due 01/20/04...................................  1,000,000        960,268
News America Holdings,
  7.750%, due 12/01/45...................................    358,000        339,350
Norwest Asset Securities Corp., 98-25,
  Class A5, 6.000%, due 12/25/28.........................  2,400,000      2,306,280
PanAmSat Corp.,
  6.000%, due 01/15/03...................................    375,000        367,057
  6.375%, due 01/15/08...................................    500,000        472,114
Peco Energy Transition Trust,
  6.130%, due 03/01/09...................................  1,135,000      1,076,173
Premier Auto Trust 96-4A, Class A4,
  6.400%, due 10/06/01...................................    350,000        351,421
Rite Aid Corp., 144A,
  6.125%, due 12/15/08................................... $  890,000    $   806,115
Salomon, Inc., 6.750%, due 02/15/03......................    300,000        300,693
Service Corp., International,
  6.000%, due 12/15/05...................................    750,000        689,197
Sprint Capital Corp.,
  6.875%, due 11/15/28...................................  1,000,000        910,531
Tele-Communications, Inc,
  9.800%, due 02/01/12...................................    950,000      1,160,336
Texas Utilities, 5.940%, due 10/15/11....................    420,000        416,947
Thrift Financial Corp.,
  11.250%, due 01/01/16..................................     34,157         35,681
Time Warner Entertainment, Inc.,
  Debenture 8.375%, due 03/15/23
  Pool #298198...........................................     94,000        101,723
Time Warner, Inc., 7.570%, due 02/01/24..................    340,000        338,600
U.S.A. Waste Services,
  6.500%, due 12/15/02...................................    400,000        396,660
Vendee Mortgage Trust, 92-1, Class 2Z,
  7.750%, due 05/15/22...................................    532,364        548,565
Westdeutsche Landesbank NY,
  6.050%, due 01/15/09...................................  1,035,000        957,835
                                                                        -----------
                                                                         26,408,813
                                                                        -----------

Mortgage-Backed Securities -- 8.72%
Chemical Mortgage Securities Inc. 93-1
  Class A5, 7.450%, due 02/25/23.........................    327,646        329,661
Citicorp Mortgage Securities, Inc. 94-9
  Class A8, 5.750%, due 06/25/09.........................  1,069,783      1,000,065
GE Capital Mortgage Services, Inc., 97-HE4,
  Class A7, 6.735%, due 12/25/28.........................    410,000        408,930
GreenTree Financial Corp., 94-5, Class A5,
  8.300%, due 11/15/19...................................    320,000        335,797
PNC Mortgage Securities Corp., 94-3,
  Class A8, 7.500%, due 07/25/24.........................    215,000        212,766
Prudential Home Mortgage Securities, 93-43,
  Class A9, 6.750%, due 10/25/23.........................    275,025        268,757
Prudential Home Mortgage Securities, 94-3,
  Class A10, 97-HE4 A76.500%,
  due 02/25/24...........................................    170,000        164,492
Residential Accredit Loans,  Inc., 96-QS4,
  Class Al10, 7.900%, due 08/25/26.......................    275,000        279,570
Residential Accredit Loans, Inc., 98-QS4,
  Class AI5, 7.000%, due 03/25/28........................  2,850,000      2,842,296
Residential Asset Securitization Trust, 97-A10,
  Class A1, 7.250%, due 12/25/27.........................    490,952        493,417
Residential Funding Mortgage, Series 95-S6,
  Class A7, 7.500%, due 11/25/25.........................    955,358        961,730
SASCO LLC., 98-RF1, Class A, 7.900%,
  144A, due 10/15/28.....................................    517,811        530,109
Structured Asset Securities Corp., 98-RF1,
  Class A, 8.712%, due 03/15/27..........................    434,456        455,093
Structured Asset Securities Corp., 98-RF2,
  8.582%, due 07/15/27...................................    152,810        159,687

================================================================================

                   U.S. Bond Fund -- Schedule of Investments

--------------------------------------------------------------------------------

June 30, 1999

                                                                 Face
                                                                Amount          Value
                                                              ----------      ----------
Mortgage-Backed Securities -- (Continued)
UCFC Home Equity Loan 97-C, Class A8,
  FRN, 5.069%, due 09/15/27.................................  $  106,786      $   106,529
                                                                              -----------
                                                                                8,548,899
                                                                              -----------
International Dollar Bonds -- 9.14%
Banco Santiago S.A., 7.000%,
  due 07/18/07..............................................     380,000          333,217
Banque Paribas, Sub. Notes,
  6.875%, due 03/01/09......................................     700,000          675,146
British Sky Broadcasting Group plc,
  6.875%, due 02/23/09......................................     820,000          747,771
Credit Suisse-London, 144A,
  Resettable Perpetual Preferred,
  7.90%, due 05/01/07.......................................     500,000          486,783
Empresa Nacional de Electricidad S.A.,
  7.875%, due 02/01/27......................................     594,000          502,946
Interamer Development Bank, 6.80%,
  due 10/15/25..............................................     100,000          100,188
Korea Development Bank, 7.125%,
  due 09/17/01..............................................     500,000          498,573
Pemex Finance Ltd., 2A-B1, 8.450%,
  due 02/15/07, 144A........................................     940,000          942,406
Petroliam Nasional Berhad,  144A,
  7.625%, due 10/15/26......................................     430,000          344,523
Ras Laffan Liquified Natural Gas Co., Ltd.,
  144A, 8.294%, due 03/15/14................................     450,000          415,274
Repsol International Finance,
  7.000%, due 08/01/05......................................     200,000          198,779
Republic of South Africa,
  9.625%, due 12/15/99......................................      71,000           71,710
Royal Bank of Scotland, Resettable
  Perpetual Preferred, 7.375%,
  due 04/29/49..............................................      80,000           77,767
Skandinaviska Enskilda Banken, 144A,
  6.625%, due 03/29/49......................................     960,000          949,317
Skandinaviska Enskilda Banken, 144A,
  Resettable Perpetual Preferred,
  6.500%, due 12/29/49......................................     305,000          290,079
Southern Investments UK, 6.800%,
  due 12/01/06..............................................   1,345,000        1,296,974
Tyco International Group, S.A.,
  5.875%, due 11/01/04......................................     595,000          574,186
  7.000%, due 06/15/28......................................     500,000          463,137
                                                                              -----------
                                                                                8,968,776
                                                                              -----------

U.S. Government Agencies -- 32.62%
Aid-Israel, Series 10-Z, 0.000%,
  due 02/15/03 (b)..........................................     805,000          650,286
Fannie Mae Whole Loan, Series 95-W3,
  Class A, 9.000%, due 04/25/25.............................     138,477          144,700
Federal Home Loan Mortgage Corp.,
  7.000%, due 10/15/13......................................  $  492,125       $  486,244
  7.238%, due 05/01/26......................................      15,110           15,224
Federal Home Loan Mortgage Corp. Gold,
  8.000%, due 11/01/22......................................      99,552          102,604
  9.000%, due 03/01/24......................................      76,257           81,179
Federal National Mortgage Association
  5.625%, due 03/15/01......................................   5,080,000        5,068,458
  6.500%, due 03/01/19......................................     488,377          475,426
  6.000%, due 03/01/28......................................     689,567          649,320
  6.000%, due 01/01/29......................................   1,624,551        1,528,964
  6.000%, due 02/01/29......................................   3,480,663        3,277,511
  6.500%, due 06/01/28......................................     750,168          726,093
  6.500%, due 09/01/28......................................     241,593          233,840
  6.500%, due 11/01/28......................................   1,965,912        1,901,493
  6.500%, due 11/01/28......................................   3,407,597        3,298,235
  6.500%, due 02/01/29......................................     512,629          495,832
  7.000%, due 12/01/24......................................   2,790,375        2,762,223
  7.000%, due 03/01/29......................................      47,731           47,275
  7.500%, due 12/01/23......................................     523,038          528,969
  7.500%, due 01/01/28......................................     285,300          288,975
  8.000%, due 08/01/08......................................     637,337          656,714
  8.000%, due 12/18/11......................................     100,000          104,443
  8.000%, due 05/25/21......................................   2,260,000        2,301,753
  8.500%, due 07/01/22......................................      11,754           12,362
  8.500%, due 07/15/21......................................      61,292           63,438
  9.500%, due 08/01/22......................................      72,528           77,376
Federal National Mortgage Assoc.,
  Series 97-72, Class EG, 0.000%,
  due 09/25/22..............................................     344,151          306,473
Federal National Mortgage Assoc. Strips,
  8.000%, due 08/01/23......................................     333,287           85,297
  0.000%, due 02/01/28 (b)..................................     239,536          168,071
Federal National Mortgage Assoc. TBA
  N12L8, 0.000%.............................................   1,090,000        1,025,281
Federal National Mortgage Association,
  FNCI, 8.000%, due 02/01/13................................     200,460          206,555
Freddie Mac, 5.750%, due 06/15/01...........................   1,000,000          998,241
Government National Mortgage Association
  Class L SEQ, 7.000%, due 02/16/24.........................     150,000          149,410
Government National Mortgage Association,
  7.000%, due 07/15/25......................................      91,342           90,490
  7.500%, due 12/15/22......................................     226,748          229,914
  7.500%, due 12/15/23......................................     949,000          962,014
  7.500%, due 01/15/24......................................      64,928           65,779
  7.500%, due 06/15/25......................................      79,422           80,486
  8.000%, due 08/15/22......................................      45,546           46,960
  9.000%, due 11/15/04......................................       7,671            8,079
  9.000%, due 11/15/04......................................       3,126            3,292
  9.000%, due 12/15/17......................................      32,630           34,783
  10.000%, due 09/15/00.....................................       1,306            1,392
  10.000%, due 05/15/01.....................................       1,527            1,628
Jordan Aid, 8.750%, due 09/01/19............................   1,357,589        1,542,248
                                                                              -----------
                                                                               31,985,330
                                                                              -----------

================================================================================
64

                   U.S. Bond Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                       Face
                                                      Amount       Value
                                                    ----------  ------------
U.S. Government Obligations -- 16.46%
U.S. Treasury Bond,
  8.000%, due 11/15/21..........................    $7,985,000  $  9,606,953
U.S. Treasury Inflation Indexed Note,
  3.625%, due 04/15/28..........................     1,770,000     1,717,227
U.S. Treasury Note,
  5.000%, due 04/30/01..........................     3,400,000     3,370,250
  5.625%, due 05/15/08..........................     1,470,000     1,439,681
                                                                ------------
                                                                  16,134,111
                                                                ------------
Total Bonds (Cost $94,549,344)..................                  92,045,929
                                                                ------------

                                                      Shares
                                                    ----------
Short-Term Investments -- 5.61%
Investment Companies -- 5.61%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund
  (Cost $5,504,377).............................     5,504,377     5,504,377
                                                                ------------
Total Investments
  (Cost $100,053,721) -- 99.49% (a).............                  97,550,306
Cash and other assets, less
  liabilities -- 0.51%..........................                     495,277
                                                                ------------
Net Assets -- 100%..............................                $ 98,045,583
                                                                ============


NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $100,053,721; and net unrealized depreciation consisted of:

                       Gross unrealized appreciation..............  $   342,432
                       Gross unrealized depreciation..............   (2,845,847)
                                                                    -----------
                          Net unrealized depreciation.............  $(2,503,415)
                                                                    ===========

FRN: Floating rate note --The rate disclosed is that in effect at June 30, 1999.

TBA:   Security is subject to delayed delivery.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $7,837,214, or 7.99% of net assets.

       Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

                See accompanying notes to financial statements.

================================================================================

                    U.S. Bond Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $94,549,344).................................................  $ 92,045,929
  Affiliated issuers (Cost $5,504,377)....................................................     5,504,377
 Receivables:
  Investment securities sold..............................................................           299
  Fund shares sold........................................................................       757,363
  Interest................................................................................       930,662
 Other assets.............................................................................         3,248
                                                                                            ------------
     TOTAL ASSETS.........................................................................    99,241,878
                                                                                            ------------

LIABILITIES:
 Payables:
  Investment securities purchased.........................................................     1,022,193
  Fund shares redeemed....................................................................       102,892
  Investment advisory fees................................................................        39,926
  Accrued expenses........................................................................        31,284
                                                                                            ------------
     TOTAL LIABILITIES....................................................................     1,196,295
                                                                                            ------------
NET ASSETS................................................................................  $ 98,045,583
                                                                                            ============

NET ASSETS CONSIST OF:
 Paid in capital..........................................................................  $100,639,632
 Accumulated undistributed net investment income..........................................       961,121
 Distributions in excess of net realized gain.............................................    (1,051,755)
 Net unrealized depreciation..............................................................    (2,503,415)
                                                                                            ------------
     NET ASSETS...........................................................................  $ 98,045,583
                                                                                            ============

OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
 $92,029,678 and 8,955,888 shares issued and outstanding).................................  $     $10.28
                                                                                            ============

 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
 $1,133 and 110 shares issued and outstanding)............................................  $     $10.30
                                                                                            ============

 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
 $6,014,772 and 587,717 shares issued and outstanding)....................................  $      10.23
                                                                                            ============

                See accompanying notes to financial statements.

================================================================================
66

                    U.S. Bond Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends................................................................................     $    29,756
 Interest.................................................................................       5,014,331
                                                                                               -----------
     TOTAL INCOME.........................................................................       5,044,087
                                                                                               -----------

EXPENSES:
 Advisory.................................................................................         418,445
 Registration.............................................................................          36,405
 Professional.............................................................................          27,870
 Distribution.............................................................................          25,254
 Other....................................................................................          30,338
                                                                                               -----------
     TOTAL EXPENSES.......................................................................         538,312
     Expenses waived by Advisor...........................................................         (11,372)
                                                                                               -----------
     NET EXPENSES.........................................................................         526,940
                                                                                               -----------
     NET INVESTMENT INCOME................................................................       4,517,147

                                                                                               -----------
NET REALIZED AND UNREALIZED LOSS:.........................................................
 Net realized loss........................................................................        (338,906)
 Change in net unrealized appreciation or depreciation....................................      (3,036,340)
                                                                                               -----------
 Net realized and unrealized loss.........................................................      (3,375,246)
                                                                                               -----------
 Net increase in net assets resulting from operations.....................................     $ 1,141,901
                                                                                               ===========

                See accompanying notes to financial statements.

================================================================================

                    U.S. Bond Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Year            Year
                                                                                    Ended           Ended
                                                                                June 30, 1999   June 30, 1998
                                                                                -------------   -------------
OPERATIONS:
 Net investment income........................................................  $   4,517,147     $ 1,638,048
 Net realized gain (loss).....................................................       (338,906)        801,133
 Change in net unrealized appreciation or depreciation........................     (3,036,340)        335,673
                                                                                -------------   -------------
 Net increase in net assets resulting from operations.........................      1,141,901       2,774,854
                                                                                -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income.....................................     (3,812,376)     (1,629,719)
 Distributions from net realized gain.........................................        (55,782)       (361,568)
 Distributions in excess of net realized gain.................................     (1,051,755)             --
                                                                                -------------   -------------
 Total distributions to shareholders*.........................................     (4,919,913)     (1,991,287)
                                                                                -------------   -------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold..................................................................    156,386,946      21,794,978
 Shares issued in connection with the acquisition of UBS Bond Fund............     15,177,263              --
 Shares issued on reinvestment of distributions...............................      4,271,987       1,174,894
 Shares redeemed..............................................................   (115,331,025)     (6,255,720)
                                                                                -------------   -------------
 Net increase in net assets resulting from capital share transactions.........     60,505,171      16,714,152
                                                                                -------------   -------------
   TOTAL INCREASE IN NET ASSETS...............................................     56,727,159      17,497,719
                                                                                -------------   -------------

NET ASSETS:
 Beginning of period..........................................................     41,318,424      23,820,705
                                                                                -------------   -------------
 End of period (including accumulated undistributed net investment income of
 $961,121 and $300,973, respectively).........................................  $  98,045,583     $41,318,424
                                                                                =============   =============

*DISTRIBUTIONS BY CLASS:
 Distributions from net investment income:
  Brinson Class I.............................................................     (3,583,162)     (1,526,152)
  Brinson Class N.............................................................            (46)            (54)
  UBS Investment Funds Class..................................................       (229,168)       (103,513)
 Distributions from and in excess of net realized gain:
  Brinson Class I.............................................................     (1,038,553)       (335,742)
  Brinson Class N.............................................................            (16)            (14)
  UBS Investment Funds Class..................................................        (68,968)        (25,812)
                                                                                -------------   -------------
 Total distributions to shareholders..........................................     (4,919,913)     (1,991,287)
                                                                                -------------   -------------

                See accompanying notes to financial statements.

================================================================================
68

                    U.S. Bond Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                             August 31, 1995*
                                                            Year Ended June 30,                  Through
                                                  ----------------------------------------
Brinson Class I                                     1999            1998            1997      June 30, 1996
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............  $ 10.58          $ 10.24        $  9.93         $   10.00
                                                  -------          -------        -------         ---------
 Income from investment operations:
  Net investment income.........................     0.58**           0.53           0.51**            0.50
  Net realized and unrealized gain (loss).......    (0.26)            0.53           0.32             (0.14)
                                                  -------          -------        -------         ---------
     Total income from investment operations....     0.32             1.06           0.83              0.36
                                                  -------          -------        -------         ---------
 Less distributions:
  Distributions from net investment income......    (0.47)           (0.58)         (0.52)            (0.40)
  Distributions in excess of net realized gain..    (0.15)           (0.14)            --             (0.03)
                                                  -------          -------        -------         ---------
     Total distributions........................    (0.62)           (0.72)         (0.52)            (0.43)
                                                  -------          -------        -------         ---------
Net asset value, end of period..................  $ 10.28          $ 10.58        $ 10.24         $    9.93
                                                  =======          =======        =======         =========

Total return (non-annualized)...................     2.97%           10.60%          8.45%             3.60%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)............  $92,030          $38,874        $22,421         $   9,047
 Ratio of expenses to average net assets:
  Before expense reimbursement..................     0.61%            0.84%          1.65%             3.63%***
  After expense reimbursement...................     0.60%            0.60%          0.60%             0.60%***
 Ratio of net investment income to average
 net assets:
  Before expense reimbursement..................     5.42%            5.61%          5.14%             3.00%***
  After expense reimbursement...................     5.43%            5.85%          6.19%             6.03%***
 Portfolio turnover rate........................      260%             198%           410%              363%

  *  Commencement of investment operations
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized

                See accompanying notes to financial statements.

================================================================================

                    U.S. Bond Fund -- Financial Highlights


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                                  Year Ended      Year Ended
Brinson Class N                                                                 June 30, 1999   June 30, 1998
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................................   $10.58          $10.24
                                                                                    ------          ------
 Income from investment operations:
   Net investment income.........................................................     0.57*           0.61
   Net realized and unrealized gain (loss).......................................    (0.26)           0.42
                                                                                    ------          ------
     Total income from investment operations.....................................     0.31            1.03
                                                                                    ------          ------
 Less distributions:
   Distributions from net investment income......................................    (0.44)          (0.55)
   Distributions from net realized gain..........................................    (0.15)          (0.14)
                                                                                    ------          ------
     Total distributions.........................................................    (0.59)          (0.69)
                                                                                    ------          ------
Net asset value, end of period...................................................   $10.30          $10.58
                                                                                    ======          ======

Total return.....................................................................     2.88%          10.30%
Ratios/Supplemental data:
 Net assets, end of period (in 000s).............................................   $    1          $    1
 Ratio of expenses to average net assets:
   Before expense reimbursement..................................................     0.86%           1.09%
   After expense reimbursement...................................................     0.85%           0.85%
 Ratio of net investment income to average net assets:
   Before expense reimbursement..................................................     5.17%           5.36%
   After expense reimbursement...................................................     5.18%           5.60%
 Portfolio turnover rate.........................................................      260%            198%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
70

                                High Yield Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

In selecting issues for the High Yield Fund, we incorporate our analysis of interest rate sensitivity, maturity mix, sector valuation, as well as security specific research compiled by our fixed income and equity research teams. Successful high yield fixed income investing involves capturing the market's high total return potential while minimizing losses due to credit deterioration or default. We believe that many high yield managers sacrifice safety while reaching for high current income. In contrast, at the forefront of our philosophy is a focus on asset coverage and preservation of principal. Our disciplined process avoids taking large risks solely for the sake of a high indicated yield.

Our investment process consists of four stages:

 .  Identify high quality issuers with substantial asset coverage.

 . Identify issuers generating free cash flow with a focus on deleveraging their balance sheet.

 . Consider relative value: does expected return from the investment adequately compensate for risk?

 .  Diversify holdings by issuer and industry.

Since its inception on September 30, 1997, the Brinson High Yield Fund Class I has returned 7.50% compared to 4.61% for its benchmark, the Merrill Lynch High Yield Master Index. Over the most recent six-month period, the Fund has returned 2.91% versus the index return of 1.76%. Volatility of the Fund since its inception has been slightly higher than that of the benchmark at 7.00% versus 5.53%.

Rising U.S. Treasury yields, above-trend GDP growth and a more benign global economic outlook resulted in tighter high yield bond spreads in the first half of 1999. Prices of high yield bonds increased relative to U.S. treasuries, bringing forward-looking "risky" bond yields closer to those of "riskless" government-backed treasury bonds. Spreads over treasuries tightened significantly from 5.55% at December 31, 1998 to 4.51% at June 30, 1999. Lower rated high yield bonds have generally outperformed their higher quality counterparts thus far in 1999, as investors have, to some degree, reversed the flight-to-quality which occurred during the second half of 1998. We continue to believe that additional spread tightening is warranted at current levels.

Our valuation model indicates that the high yield bond market is expected to generate an annualized total return of approximately 10.5% over the course of the next 3 years. We continue to believe that issue selection remains paramount in generating solid returns from a high yield portfolio, and our focus remains on single-B rated companies that we expect will demonstrate improving credit quality over a 12 to 18 month horizon. Specifically, we have reduced our underweight in cyclical industries which performed well during the first half of the year, including paper and energy, and modestly reduced our overweight in cable television and broadcasting.

================================================================================

                                High Yield Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

 Total Return
                                                           6 months   1 year       9/30/97*
                                                             ended      ended        to
                                                           6/30/99    6/30/99      6/30/99
----------------------------------------------------------------------------------------------
Brinson High Yield Fund Class I                               2.91%      4.90%      7.50%
----------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index                         1.76       0.94       4.61
----------------------------------------------------------------------------------------------

* Inception date of the Brinson High Yield Fund Class I.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $1,000,000


This chart shows the growth in the value of an investment in the Brinson High Yield Fund Class I and the Merrill Lynch High Yield Master Index if you had invested $1,000,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson High Yield Fund Class I
vs. Merrill Lynch High Yield Master Index
Wealth Value with Dividends Reinvested


                           [BAR CHART APPEARS HERE]



              Brinson High Yield    Merrill Lynch High
Date           Fund Class I          Yield Master Index

           9/30/97       1,000,000              1,000,000
          10/31/97         995,405              1,006,640
          11/30/97       1,005,534              1,016,173
          12/31/97       1,023,434              1,025,816
           1/31/98       1,047,259              1,041,091
           2/28/98       1,054,152              1,045,391
           3/31/98       1,066,777              1,054,402
           4/30/98       1,068,387              1,059,410
           5/31/98       1,070,928              1,066,784
           6/30/98       1,081,780              1,072,064
           7/31/98       1,098,343              1,078,175
           8/31/98       1,042,275              1,031,652
           9/30/98       1,057,065              1,033,715
          10/31/98       1,049,791              1,016,742
          11/30/98       1,109,624              1,063,035
          12/31/98       1,102,713              1,063,388
           1/31/99       1,129,231              1,073,905
           2/28/99       1,134,755              1,065,711
           3/31/99       1,146,909              1,074,897
           4/30/99       1,163,483              1,091,709
           5/31/99       1,140,280              1,084,132
           6/30/99       1,134,755              1,082,094

     9/30/97 = $1,000,000
Data through 6/30/99



Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

==============================================================================
72

                                High Yield Fund

                        [LOGO OF BRINSON APPEARS HERE]

-------------------------------------------------------------------------------

  Total Return

                                                                 12/31/98*
                                                                    to
                                                                  6/30/99
-------------------------------------------------------------------------------
Brinson High Yield Fund Class N                                    2.71%
-------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index                              1.76
-------------------------------------------------------------------------------

* Inception date of the Brinson High Yield Fund Class N.
Total return includes reinvestment of all capital gain and income distributions.


  Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson High Yield Fund Class N and the Merrill Lynch High Yield Master Index if you had invested $1,000,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson High Yield Fund Class N
vs. Merrill Lynch High Yield Master Index
Wealth Value with Dividends Reinvested

                           [BAR CHART APPEARS HERE]


                Brinson High Yield       Merrill Lynch High
Date            Fund Class N             Yield Master Index
         12/31/98         1,000,000                  1,000,000
          1/31/99         1,024,048                  1,009,890
          2/28/99         1,028,056                  1,002,184
          3/31/99         1,039,078                  1,010,823
          4/30/99         1,054,108                  1,026,633
          5/31/99         1,032,064                  1,019,508
          6/30/99         1,027,054                  1,017,591

12/31/98 = $1,000,000
Data through 6/30/99


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

===============================================================================

High Yield Fund

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------
Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
U.S. BONDS
Corporate Bonds
 Auto.....................................    2.51%
 Business & Public Service................    3.29
 Chemicals................................    3.23
 Construction.............................    2.19
 Consumer.................................    3.59
 Electronics and Electric Components......    1.10
 Energy...................................    0.68
 Financial Services.......................    1.13
 Food & House Products....................    5.83
 Health...................................    6.39
 Industrial...............................    0.41
 Multi-Industry...........................    0.59
 Radio Broadcasting.......................    3.75
 Real Estate..............................    0.76
 Recreation...............................    8.53
 Retail...................................    4.81
 Services/Miscellaneous...................   19.24
 Telecommunications.......................   12.22%
 Television Broadcasting..................   13.21
                                            ------
    Total U.S. Corporate Bonds............   93.46

International Dollar Bonds................    1.69
                                            ------
    Total U.S. Bonds......................   95.15

SHORT-TERM INVESTMENTS....................    3.39
    TOTAL INVESTMENTS.....................   98.54
CASH AND OTHER ASSETS,
 LESS LIABILITIES.........................    1.46
                                            ------
NET ASSETS................................  100.00%
                                            ======

-------------------------------------------------------------------------------

Top Ten U.S. Bond Holdings

As of June 30, 1999

                                        Percent of
                                        Net Assets
---------------------------------------------------
 1. Phoenix Color Corp.                       1.48%
 2. Mediacomm LLC.                            1.42
 3. Mail Well Corp.                           1.32
 4. Waterford Gaming LLC.                     1.27
 5. Outdoor Communications, Inc.              1.27
 6. Scotts Co.                                1.26
 7. Group Maintenance America                 1.26
 8. Dobson/Sygnet Communications              1.25
 9. Eagle Family Foods, Inc.                  1.20
10. Cumulus Media, Inc.                       1.20
---------------------------------------------------

================================================================================
74

                  High Yield Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                                    Face
                                                                   Amount      Value
                                                                 ----------   --------
U.S. Bonds -- 95.15%
U.S. Corporate Bonds -- 93.46%
Ackerley Group, Inc. Series B,
  9.000%, due 01/15/09........................................   $  675,000   $666,562
Adams Outdoor Advertising,
  10.750%, due 03/15/06.......................................      550,000    585,750
Allbritton Communications Co.,Series B,
  8.875%, due 02/01/08........................................      550,000    529,375
Alliance Laundry Systems,144A,
  9.625%, due 05/01/08........................................      425,000    389,938
American Plumbing & Mechanic, Inc., 144A,
  11.625%, due 11/15/08.......................................      650,000    627,250
Aurora Foods, Inc., Series B,
  9.875%, due 02/15/07........................................      700,000    724,500
Avalon Cable Holdings, 144A,
  9.375%, due 12/01/08........................................      600,000    609,750
Bally Total Fitness Corp., Series B,
  9.875%, due 10/15/07........................................      750,000    727,500
BGF Industries, Inc. 144A,
  10.250%, due 01/15/09.......................................      300,000    273,000
Big City Radio, Inc., (c)
  0.000%, due 03/15/05........................................    1,100,000    781,000
Big Flower Holdings, Inc.,
  8.625%, due 12/01/08........................................      800,000    736,000
Bresnan Communications Group, 144A, (d)
  0.000%, due 02/01/09........................................      500,000    325,000
Budget Group, Inc.,
  9.125%, due 04/01/06........................................      500,000    465,000
Capstar Broadcasting Partners, Inc., (e)
  0.000%, due 02/01/09........................................      500,000    422,500
CB Richard Ellis Services, Inc.,
  8.875%, due 06/01/06........................................      525,000    506,625
Centennial Cellular, 144A,
 10.750%, due 12/15/08........................................      750,000    774,375
Century Communications Corp.,
  0.000%, due 01/15/08........................................      425,000    189,125
Century Communications Corp.,
  8.375%, due 11/15/17........................................      300,000    276,375
Collins & Alkman Corp.,
  11.500%, due 04/15/06.......................................      700,000    703,500
CSC Holdings, Inc.,
  7.625%, due 07/15/18........................................      600,000    555,750
Cumulus Media, Inc.,
 10.375%, due 07/01/08........................................      750,000    795,000
Dan River, Inc., Snr-Sub-Nts,
  10.125%, due 12/15/03.......................................      500,000    510,000
Diamond Triumph Autoglass, Inc., 144A,
  9.250%, due 04/01/08,.......................................      700,000    679,000
Digital Television Services, Series B,
  12.500%, due 08/01/07.......................................      550,000    604,312
Dobson Sygnet Communications, Inc.,
  12.250%, due 12/15/08.......................................      800,000    832,000
Eagle Family Foods, Series B,
  8.750%, due 01/15/08........................................      890,000    796,550
Echostar DBS Corp. 144A,
  9.375%, due 02/01/09........................................   $  250,000   $254,375
Exodus Communications, Inc., 144A,
  11.250%, due 07/01/08.......................................      500,000    525,000
Exodus Communications, Inc.,
  11.250%, due 07/01/08.......................................      250,000    262,500
Falcon Holding Group, Series B, (f)
  0.000%, due 04/15/10........................................      750,000    525,000
Fedders North America,
  9.375%, due 08/15/07........................................      500,000    505,000
Federal-Mogul Corp. 144A,
  7.500%, due 01/15/09........................................      500,000    460,813
Florida Panthers Corp.,
  9.875%, due 04/15/09........................................      750,000    701,250
Fox/Liberty Networks, Step,
  0.000%, due 08/15/07........................................      500,000    390,000
Global Imaging Systems, Inc. 144A,
  10.750%, due 02/15/07.......................................      500,000    490,000
Golden Sky DBS, Inc., 144A, (g)
  0.000%, due 03/01/07........................................      375,000    223,125
Golden Sky Systems, Inc., Series B, (h)
  12.375%, due 08/01/06.......................................      700,000    784,000
Granite Broadcasting, Corp.,
  10.375%, due 05/15/05.......................................      400,000    404,000
Group Maintenance America Corp., 144A,
  9.750%, due 01/15/09........................................      850,000    834,062
Harvey Casinos Resorts,
  10.625%, due 06/01/06.......................................      450,000    468,000
Hollinger International Publishing Corp.,
  9.250%, due 02/01/06........................................      750,000    765,937
ICG Holdings, Inc., (i)
  0.000%, due 05/01/06........................................      750,000    585,000
Integrated Electrical Services, Inc., 144A,
  9.375%, due 02/01/09........................................      750,000    738,750
Interep National Radio Sales, Series B,
  10.000%, due 07/01/08.......................................      650,000    664,625
Intermedia Communications, Series B, (j)
  8.600%, due 06/01/08........................................      250,000    230,000
Intermedia Communications, Inc.,
  Series B, 0.000%, due 07/15/07..............................      550,000    391,875
Iron Mountain, Inc.,
  10.125%, due 10/01/06.......................................      200,000    207,000
Iron Mountain, Inc.,
  8.750%, due 09/30/09........................................      500,000    485,000
Isle of Capri Casinos, Inc., 144A,
  8.750%, due 04/15/09........................................      500,000    468,750
ISP Holdings Inc., Series B,
  9.000%, due 10/15/03........................................      415,000    412,925
J.H. Heafner Co., 144A,
  10.000%, due 05/15/08.......................................      425,000    422,875
J.H. Heafner Co., Inc.,
  10.000%, due 05/15/08.......................................      100,000     99,500
JCAC, Inc.,
  10.125%, due 06/15/06.......................................      450,000    487,688

================================================================================

                  High Yield Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                                      Face
                                                                     Amount     Value
                                                                   ----------  --------
Level 3 Communications, Inc., (k)
  0.000%, due 12/01/08..........................................   $1,250,000  $768,750
Liberty Group Operating,
  9.375%, due 02/01/08..........................................      800,000   752,000
Lifepoint Hospitals Holdings, 144A,
  10.750%, due 05/15/09.........................................      650,000   661,375
LIN Holdings Corp., Step, (l)
  0.000%, due 03/01/08..........................................    1,000,000   660,000
Lyondell Chemical Co.,144A,
  9.875%, due 05/01/07..........................................      750,000   766,875
Mail Well Corp.,
  8.750%, due 12/15/08..........................................      900,000   873,000
Mediacom LLC.,  Series B,
  8.500%, due 04/15/08..........................................    1,000,000   940,000
Mohegan Tribal Gaming Authority,
  8.750%, due 01/01/09..........................................      600,000   594,000
MTS, Inc.,
  9.375%, due 05/01/05..........................................      750,000   570,000
NationsRent, Inc.,
  10.375%, due 12/15/08.........................................      675,000   668,250
NBTY, Inc., Series B,
  8.625%, due 09/15/07..........................................      550,000   473,000
New World Pasta Co., 144A,
  9.250%, due 02/15/09..........................................      795,000   773,137
Newpark Resources, Inc., Series B,
  8.625%, due 12/15/07..........................................      500,000   482,500
Nextel Communications, Inc., (n)
  0.000%, due 02/15/08..........................................      250,000   171,250
Nextel Communications, Inc.,
  Step, 144A, (o) 0.000%, due 09/15/07..........................      800,000   582,000
Nortek, Inc, 144A,
  8.875%, due 08/01/08..........................................      375,000   367,500
Nortex, Inc.,
  9.875%, due 03/01/04.........................................       450,000   454,500
NTL Communications Corp., Series B,
  Step, (p) 0.000%, due 10/01/08................................      900,000   614,250
Outdoor Communications, Inc.,
  Snr-Sub-Nts, 9.250%, due 08/15/07.............................      800,000   842,000
Packaging Corp. of America, 144A,
  9.625%, due 04/01/09..........................................      500,000   507,500
Paxson Communications Corp., (b)
  0.000%, due 10/31/06..........................................          750   684,375
Pegasus Communications Corp., Series B,
  9.625%, due 10/15/05..........................................      750,000   735,000
Pegasus Communications Corp., Series B,
  9.750%, due 12/01/06..........................................      150,000   150,000
Supreme International Corp., 144A,
  12.250%, due 04/01/06.........................................      650,000   656,500
Phoenix Color, Inc.,
  10.375%, due 02/01/09.........................................    1,000,000   980,000
Pilgrim's Pride Corp., Snr-Sub-Nts,
  10.875%, due 08/01/03.........................................   $  200,000  $204,000
Premier Parks, Inc., Step, (q)
  0.000%, due 04/01/08..........................................    1,100,000   731,500
Protection One Alarm, Inc., (r)
  13.625%, due 06/30/05.........................................      250,000   279,688
PSINet Inc.,
  11.500%, due 11/01/08.........................................      700,000   738,500
Quest Diagnostic, 144A,
  9.875%, due 07/01/09..........................................      500,000   506,250
Qwest Communications International, Inc.,
  (s) 0.000%, due 10/15/07......................................      500,000   390,000
R. H. Donnelly, Inc.,
  9.125%, due 06/01/08..........................................      750,000   751,875
Range Resources Corp.,
  8.750%, due 01/15/07..........................................      500,000   450,000
Rayovac Corp., Series B,
  10.250%, due 11/01/06.........................................      500,000   535,000
RCN Corp., Step, (t)
  0.000%, due 10/15/07..........................................      450,000   302,625
Revlon Consumer Products,
  8.625%, due 02/01/08..........................................      650,000   607,750
Scotts Co., 144A,
  8.625%, due 01/15/09..........................................      850,000   837,250
SFX Entertainment, Inc., Series B,
  9.125%, due 02/01/08..........................................      800,000   784,000
Simmons Co., 144A,
  10.250%, due 03/15/09.........................................      700,000   710,500
Sinclair Broadcast Group,
  10.000%, due 09/30/05.........................................      250,000   255,625
Sinclair Broadcast Group,
  8.750%, due 12/15/07..........................................      425,000   412,250
Sleepmaster Corp., 144A,
  11.000%, due 05/15/09.........................................      650,000   661,375
Speedway Motorsports, Inc.,
  8.500%, due 08/15/07..........................................      600,000   606,000
Speedway Motorsports, Inc., 144A,
  8.500%, due 08/15/07..........................................      250,000   252,500
T/SF Communications Corp., Series B,
  10.375%, due 11/01/07.........................................      550,000   550,000
Telecorp PCS Inc., 144A, (u)
  0.000%, due 04/15/09..........................................      500,000   276,250
TeleWest Communications PLC,144A,
  0.000%, due 04/15/09..........................................      500,000   333,125
Tenet Healthcare Corp.,
  8.625%, due 01/15/07..........................................      750,000   738,750
Trans-Resources, Inc., Series B, (v)
  0.000%, due 03/15/08..........................................      650,000   328,250
TransWestern Publishing Co.,
  9.625%, due 11/15/07..........................................      625,000   614,844

================================================================================
76

                  High Yield Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                            Face
                                                           Amount       Value
                                                         ----------  -----------
Triton PCS, Inc., (w)
  0.000%, due 05/01/08.................................  $1,000,000  $   642,500
Twin Labs, Inc.,
  10.250%, due 05/15/06................................     500,000      525,000
Unisys Corp.,
  11.750%, due 10/15/04................................     450,000      499,500
United Artists Theatre Circuit, Inc.,
  Series B, 9.750%, due 04/15/08.......................     150,000      106,500
United Artists Theatre Circuit, Inc.,
  Series B, Snr-Sub-Nts, 9.375%,
  due 10/15/07.........................................     125,000       98,750
United Industries Corp., 144A,
  9.875%, due 04/01/09.................................     700,000      637,000
United Rentals, Inc., Series B,
  9.500%, due 06/01/08.................................     625,000      628,125
United Rentals, Inc., Series B,
  9.250%, due 01/15/09.................................     250,000      246,250
Verio Inc.,
  13.500%, due 06/15/04................................     550,000      616,000
Waterford Gaming, 144A,
  9.500%, due 03/15/10.................................     850,000      843,625
Wesco Distribution, Inc., Series B,
  9.125%, due 06/01/08.................................     250,000      241,875
Young Broadcasting, Inc., Series B,
  8.750%, due 06/15/07.................................     475,000      460,750
                                                                     -----------
                                                                      62,004,331
                                                                     -----------

International Dollar Bonds -- 1.69%
Energis plc, Series 144A,
  9.750%, due 06/15/09.................................     250,000      253,125
Imax, Corp.,
  7.875%, due 12/01/05.................................     500,000      470,625
Microcell Telecommunications, Inc.,
  Series B, (m) 0.000%, due 06/01/06...................     490,000      395,675
                                                                     -----------
                                                                       1,119,425
                                                                     -----------
Total U.S. Bonds (Cost $65,268,225)....................               63,123,756
                                                                     -----------

                                                           Shares
                                                         ----------
Short-Term Investments -- 3.39%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund,
  (Cost $2,246,149)....................................   2,246,149    2,246,149
                                                                     -----------
Total Investments
  (Cost $67,514,374) -- 98.54% (a).....................               65,369,905
                                                                     -----------
Cash and other assets,
  less liabilities -- 1.46%............................                  967,242
                                                                     -----------
Net Assets -- 100%.....................................              $66,337,147
                                                                     ===========


NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $67,514,374; and net unrealized depreciation consisted of:

      Gross unrealized appreciation                $   239,974
      Gross unrealized depreciation                 (2,384,443)
                                                   -----------
      Net unrealized depreciation                  $(2,144,469)
                                                   ===========

(b)  Non-income producing security
(c)  Interest rate 0.000% until 03/15/01, then 11.125% to maturity
(d)  Interest rate 0.000% until 02/01/04, then 9.25% to maturity
(e)  Interest rate 0.000% until 02/01/02, then 12.750% to maturity
(f)  Interest rate 0.000% until 04/15/03, then 9.285% to maturity
(g)  Interest rate 0.000% until 03/01/04, then 13.50% to maturity
(h)  Interest rate 12.875% until 03/22/99, then 12.375% to maturity
(i)  Interest rate 0.000% until 05/01/01, then 12.50% to maturity
(j)  Interest rate 0.000% until 07/15/02, then 11.250% to maturity
(k)  Interest rate 0.000% until 12/01/03, then 10.50% to maturity
(l)  Interest rate 0.000% until 03/01/03, then 10.00% to maturity
(m)  Interest rate 0.000% until 12/01/01, then 14.00% to maturity
(n)  Interest rate 0.000% until 10/01/03, then 12.375% to maturity
(o)  Interest rate 0.000% until 10/15/02, then 11.125% to maturity
(p)  Interest rate 0.000% until 10/01/03, then 12.375% to maturity
(q)  Interest rate 0.000% until 04/01/03, then 10.000% to maturity
(r)  Interest rate 0.000% until 06/30/98, then 13.625% to maturity
(s)  Interest rate 0.000% until 10/15/02, then 9.47% to maturity
(t)  Interest rate 0.000% until 10/15/02, then 11.125% to maturity
(u)  Interest rate 0.000% until 04/15/01, then 11.625% to maturity
(v)  Interest rate 0.000% until 03/15/08, then 12.00% to maturity
(w)  Interest rate 0.000% until 05/01/03, then 11.00% to maturity

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $17,139,950 or 25.84% of net assets.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    High Yield Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $65,268,225).................................................  $63,123,756
  Affiliated issuers (Cost $2,246,149)....................................................    2,246,149
 Cash.....................................................................................          170
 Receivables:
  Investment securities sold..............................................................       77,562
  Interest................................................................................    1,328,077
  Fund shares sold........................................................................      496,649
 Other assets.............................................................................       18,638
                                                                                            -----------
     TOTAL ASSETS.........................................................................   67,291,001
                                                                                            -----------

LIABILITIES:
 Payables:
  Fund shares redeemed....................................................................        5,281
  Investment securities purchased.........................................................      893,623
  Investment advisory fees................................................................        8,858
  Accrued expenses........................................................................       46,092
                                                                                            -----------
     TOTAL LIABILITIES....................................................................      953,854
                                                                                            -----------
NET ASSETS................................................................................  $66,337,147
                                                                                            ===========

NET ASSETS CONSIST OF:
 Paid in capital..........................................................................  $67,513,756
 Accumulated undistributed net investment income..........................................      611,744
 Accumulated net realized gain............................................................      356,116
 Net unrealized depreciation..............................................................   (2,144,469)
                                                                                            -----------
NET ASSETS................................................................................  $66,337,147
                                                                                            ===========

OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $60,043,677 and 6,029,168 shares issued and outstanding)................................        $9.96
                                                                                            ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $1,025 and 103 shares issued and outstanding)...........................................        $9.95
                                                                                            ===========
 UBSInvestment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $6,292,445 and 632,435 shares issued and outstanding)...................................        $9.95
                                                                                            ===========

                See accompanying notes to financial statements.

================================================================================
78

                    High Yield Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Interest............................................................ $ 2,705,081
                                                                      -----------
     TOTAL INCOME....................................................   2,705,081
                                                                      -----------

EXPENSES:
 Advisory............................................................     173,302
 Professional........................................................      27,506
 Registration........................................................      22,303
 Distribution........................................................      15,676
 Other...............................................................      15,372
                                                                      -----------
     TOTAL EXPENSES..................................................     254,159
     Expenses waived by Advisor......................................     (36,263)
                                                                      -----------
     NET EXPENSES....................................................     217,896
                                                                      -----------
     NET INVESTMENT INCOME...........................................   2,487,185
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on investments....................................     420,129
 Change in net unrealized appreciation or depreciation...............  (1,916,114)
                                                                      -----------
 Net realized and unrealized loss....................................  (1,495,985)
                                                                      -----------
 Net increase in net assets resulting from operations................ $   991,200
                                                                      ===========

                See accompanying notes to financial statements.

================================================================================

                    High Yield Fund -- Financial Statements

                        [LOGO OF BRINSON APPEARS HERE]

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Period Ended       Year Ended
                                                                         June 30, 1999   December 31, 1998
                                                                         -------------   -----------------
OPERATIONS:
 Net investment income................................................... $  2,487,185         $ 1,385,364
 Net realized gain.......................................................      420,129             261,744
 Change in net unrealized appreciation or depreciation...................   (1,916,114)           (260,233)
                                                                          ------------         -----------
 Net increase in net assets resulting from operations....................      991,200           1,386,875
                                                                          ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
 Brinson Class I.........................................................   (1,845,754)         (1,395,944)
  Brinson Class N........................................................          (30)                 --
  UBS Investment Funds Class.............................................     (167,575)                 --
 Distributions from net realized gain:
 Brinson Class I.........................................................           --            (196,916)
                                                                          ------------         -----------
 Total distributions to shareholders.....................................   (2,013,359)         (1,592,860)
                                                                          ------------         -----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold.............................................................   52,695,849          29,258,184
 Shares issued on reinvestment of distributions..........................    1,797,826           1,381,731
 Shares redeemed.........................................................  (22,036,291)         (3,393,269)
                                                                          ------------         -----------
 Net increase in net assets resulting from capital share transactions....   32,457,384          27,246,646
                                                                          ------------         -----------
    TOTAL INCREASE IN NET ASSETS.........................................   31,435,225          27,040,661
                                                                          ------------         -----------

NET ASSETS:
 Beginning of period.....................................................   34,901,922           7,861,261
                                                                          ------------         -----------
 End of period (including accumulated undistributed net investment
 income of $611,744 and $0, respectively)................................ $ 66,337,147         $34,901,922
                                                                          ============         ===========

                See accompanying notes to financial statements.

================================================================================
80

                    High Yield Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                               September  30, 1997*
                                                           Period Ended                Year Ended                    through
Brinson Class I                                            June 30, 1999           December 31, 1998**          December 31, 1997**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....................  $        9.98           $           10.05           $          10.00
                                                           -------------           -----------------           ----------------

Income from investment operations:
  Net investment income..................................           0.44***                     7.30                       0.18
  Net realized and unrealized gain (loss)................          (0.15)                       0.02                       0.05
                                                           -------------           -----------------           ----------------
   Total income from investment operations...............           0.29                        7.32                       0.23
                                                           -------------           -----------------           ----------------

 Less distributions:
  Distributions from net investment income...............          (0.31)                      (7.33)                     (0.18)
  Distributions from net realized gain...................             --                       (0.06)                        --
                                                           -------------           -----------------           ----------------
   Total distributions...................................          (0.31)                      (7.39)                     (0.18)
                                                           -------------           -----------------           ----------------
Net asset value, end of period...........................           9.96           $            9.98           $          10.05
                                                           =============           =================           ================
Total return (non-annualized)............................           2.91%                       7.75%                      2.34%

Ratios/Supplemental Data:
 Net assets, end of period (in 000s).....................  $      60,044           $          34,900           $          7,861
 Ratio of expenses to average net assets:
  Before expense reimbursement...........................           0.83%****                   1.59%                      4.98%****
  After expense reimbursement............................           0.70%****                   0.89%                      0.90%****
 Ratio of net investment income to average net assets:
  Before expense reimbursement...........................           8.54%****                   7.38%                      3.15%****
  After expense reimbursement............................           8.67%****                   8.08%                      7.23%****
 Portfolio turnover rate.................................             77%                        N/A                        N/A

   *  Commencement of investment operations
  **  Reflects 10 for 1 share split effective December 9, 1998
 *** The net investment income per share data was determined by using average shares outstanding throughout the period.
****  Annualized
N/A = Information is not available for periods prior to reorganization, as described in notes to financial statements.


                See accompanying notes to financial statements.

================================================================================

                    High Yield Fund -- Financial Highlights

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                                   Period Ended
Brinson Class N                                                                                                   June 30, 1999*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................................................                             $        9.98
                                                                                                                   -------------

 Income from investment operations:
   Net investment income..............................................................                                      0.42**
   Net realized and unrealized loss...................................................                                     (0.15)
                                                                                                                   -------------
     Total income from investment operations..........................................                                      0.27
                                                                                                                   -------------

 Less distributions:
   Distributions from net investment income...........................................                                     (0.30)
   Distributions from net realized gain...............................................                                        --
                                                                                                                   -------------
     Total distributions..............................................................                                     (0.30)
                                                                                                                   -------------
Net asset value, end of period........................................................                             $        9.95
                                                                                                                   =============
Total return (non-annualized).........................................................                                      2.71%

Ratios/Supplemental Data:
 Net assets, end of period (in 000s)..................................................                             $           1
 Ratio of expenses to average net assets:
   Before expense reimbursement.......................................................                                      1.08%***
   After expense reimbursement........................................................                                      0.95%***
 Ratio of net investment income to average net assets:
   Before expense reimbursement.......................................................                                      8.29%***
   After expense reimbursement........................................................                                      8.42%***
 Portfolio turnover rate..............................................................                                        77%

  *  Commencement of Brinson Class N was December 31, 1998
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized

                See accompanying notes to financial statements.

================================================================================
82

              The Brinson Funds -- Notes To Financial Statements

-------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBSInvestment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the UBS Investment Funds Class are presented separately.

Prior to December 19, 1998, the U.S. Large Capitalization Growth Fund (formerly, UBS Large CapGrowth Fund), U.S. Small Capitalization Growth Fund (formerly, UBS Small CapFund), High Yield Fund (formerly, UBS High YieldBond Fund), UBS Value Equity Fund and UBSBond Fund sought to achieve their investment objectives by investing substantially all of their investable assets in a corresponding portfolio of UBS Investor Portfolios Trust (each a "Portfolio" and collectively, the "Portfolios"), an open-end management investment company that had the same investment objective. On October 20, 1998, the Board of Directors approved a tax-free plan of reorganization (the "Reorganization").

Pursuant to the Reorganization, the net assets of the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were withdrawn from their corresponding Portfolio and thereafter each began to operate, under its new name, as a separate Fund in the Trust.

In addition, pursuant to the Reorganization, the net assets of the UBSValue Equity Fund and UBSBond Fund were withdrawn from their corresponding Portfolio and acquired by the U.S. Equity Fund and U.S. Bond Fund, respectively, in a tax-free exchange solely for Brinson Class I shares of each Fund. The UBS Value Equity Fund and UBSBond Fund were then dissolved. Shares issued in exchange, net asset value and corresponding net unrealized appreciation at December 18, 1998, were as follows:

                                                               Net
                                                 Net          Unrealized
Fund                               Shares     Asset Value   Appreciation
----                               ------     -----------   ------------
UBS Value Equity Fund.........    1,233,797   $23,269,419       $774,047
UBS Bond Fund.................    1,429,121    15,177,263         27,192

The aggregate net assets of the U.S. Equity Fund and U.S. Bond Fund immediately before the mergers were $729,679,727 and $80,523,890, respectively.

The following is a summary of significant accounting policies consistently followed by the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund in the preparation of their financial statements. The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund have each changed its fiscal year-end from December 31 to June 30.

A. Investment Valuation: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Equity securities traded over-the-counter are valued at the most recent bid price. Securities for which the most recent bid price or market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. Investment Transactions: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

================================================================================

              The Brinson Funds -- Notes To Financial Statements

-----------------------------------------------------------------------------
C. Investment Income: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Federal Income Taxes: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 1999, therefore, no federal income tax provision was required.

E. Distributions to Shareholders: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.26%, 44.82%, 34.64%, and 0.49% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund , and U.S. Bond Fund, respectively. At June 30, 1999, the U.S. Small Capitalization Growth Fund had a capital loss carry forward for Federal income tax purposes of approximately $4,242,000 available to offset future net capital gains, of which $1,768,000 expires on December 31, 2006 and $2,474,000 expires on June 30, 2007.

F. Income and Expense Allocations: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

G. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 1999, were as follows:

                                                                                             UBS Investment
                                              Advisory   Brinson Class I   Brinson Class N    Funds Class     Advisory         Fees
                                                 Fee       Expense Cap       Expense Cap      Expense Cap       Fees          Waived
                                              --------   ---------------   ---------------   --------------   --------      --------

U.S. Balanced Fund......................      0.70%         0.80%             1.05%           1.30%          $  347,297      $79,286
U.S. Equity Fund........................      0.70          0.80              1.05            1.32            5,047,492           --
U.S. Large Capitalization Equity Fund...      0.70          0.80              1.05            1.32              137,200       97,158
U.S. Bond Fund..........................      0.50          0.60              0.85            1.07              418,445       11,372

Investment advisory fees and other transactions for the period ended June 30,
1999, were as follows:
                                                                                              UBS Investment             Fees Waived
                                              Advisory   Brinson Class I   Brinson Class N    Funds Class     Advisory      and/or
                                                Fee        Expense Cap       Expense Cap      Expense Cap       Fees      Reimbursed
                                              --------   ---------------   ---------------   ------------     ---------  -----------
U.S. Large Capitalization Growth Fund...      0.70%         0.80%             1.05%           1.57%          $   18,582      $42,136
U.S. Small Capitalization Growth Fund...      1.00          1.15              1.40            1.92              148,873       25,786
High Yield Fund.........................      0.60          0.70              0.95            1.55              173,302       36,263

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $7,665, $6,205, $3,665 and $4,015 for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively. For the six months ended June 30, 1999, Trustees' fees paid to unaffiliated trustees were $1,955, $1,877 and $1,949 for the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund, respectively.

================================================================================
84

              The Brinson Funds -- Notes To Financial Statements

-------------------------------------------------------------------------------
The following Funds invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at June 30, 1999 and for the period then ended, were as follows:

                                                                                                              % of
                                                                  Sales        Interest                       Net
Fund                                              Purchases      Proceeds      Income          Value         Assets
----                                              ---------      --------      ---------       -----         -------
U.S. Balanced Fund.........................       12,954,575    $ 12,718,496    $ 24,984    $    236,079       0.60%
U.S. Equity Fund...........................       49,752,656     112,067,672     496,321      37,684,984       4.77
U.S. Large Capitalization Equity Fund......       17,583,562      16,050,557      33,979       1,533,005       5.80
U.S. Large Capitalization Growth Fund......        3,645,460       3,777,151       7,359              --         --
U.S. Small Capitalization Growth Fund......       26,063,602      24,888,256      47,338       2,134,217       5.95
U.S. Bond Fund.............................      110,752,960     105,248,583     190,546       5,504,377       5.61
High Yield Fund                                   49,314,348      48,413,642      84,390       2,246,149       3.39

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                                 Proceeds
                                                               Purchases       From Sales
                                                               ------------   ------------
U.S. Balanced Fund.................................            $ 52,357,150   $ 87,129,265
U.S. Equity Fund...................................             344,235,845    337,180,719
U.S. Large Capitalization Equity Fund..............              23,604,030     16,716,289
U.S. Bond Fund.....................................             252,784,699    204,053,072

Investment transactions for the period ended June 30, 1999, excluding short-term investments, were as follows:
                                                                                 Proceeds
                                                                 Purchases      From Sales
                                                               ------------   ------------

U.S. Large Capitalization Growth Fund..............            $  5,470,029   $  2,638,632
U.S. Small Capitalization Growth Fund..............              29,120,655     19,843,223
High Yield Fund....................................              72,095,801     41,178,328

4.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

5.   DISTRIBUTION PLANS

The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBSInvestment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBSInvestment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of each of the Funds. Annual fees under the UBSInvestment Funds Plan, which include a 0.25% service fee, total 0.50%, 0.52%, 0.52%, 0.77%, 0.77%, 0.47%, and 0.85% of the average daily net assets of the UBSInvestment Funds Class of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund, respectively.

================================================================================

              The Brinson Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------
6.  LINE OF CREDIT

The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated based on the Federal Funds rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the period ended June 30, 1999, the Funds had no borrowings under the agreement.

7.  CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                                                    U.S. Balanced Fund
                                                     -----------------------------------------------------
                                                           Year Ended                     Year Ended
                                                         June 30, 1999                   June 30, 1998
                                                     ---------------------------   -----------------------
                                                       Shares           Value       Shares       Value
                                                     ----------      -----------   ---------  ------------
Sales:
 Brinson Class I..............................        1,174,303      $12,704,822   4,720,912  $ 58,173,143
 Brinson Class N..............................            1,652           15,306          --            --
 UBS Investment Funds Class...................          135,474        1,464,212      49,659       624,713
                                                      ---------      -----------   ---------  ------------
  Total Sales.................................        1,311,429      $14,184,340   4,770,571  $ 58,797,856
                                                      =========      ===========   =========  ============

Dividend Reinvestment:
 Brinson Class I..............................        1,235,079      $11,512,192   2,662,862  $ 31,359,575
 Brinson Class N..............................               33              311          11           136
 UBS Investment Funds Class...................           56,474          523,561      14,933       175,706
                                                      ---------      -----------   ---------  ------------
  Total Dividend Reinvestment.................        1,291,586      $12,036,064   2,677,806  $ 31,535,417
                                                      =========      ===========   =========  ============

Redemptions:
 Brinson Class I..............................        4,977,791      $56,107,946  23,388,425  $293,534,522
 Brinson Class N..............................            1,641           15,210          --            --
 UBS Investment Funds Class...................          154,266        1,558,776      42,682       540,673
                                                      ---------      -----------   ---------  ------------
  Total Redemptions...........................        5,133,698      $57,681,932  23,431,107  $294,075,195
                                                      =========      ===========   =========  ============

================================================================================
86

              The Brinson Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

                                                       U.S. Equity Fund
                                    --------------------------------------------------
                                           Year Ended                Year Ended
                                         June 30, 1999             June 30, 1998
                                   -------------------------  ------------------------
                                      Shares       Value        Shares       Value
                                   -----------  ------------  ----------  ------------
Sales:
  Brinson Class I*..............    14,157,093  $272,587,287  16,875,765  $314,205,812
  Brinson Class N...............       417,980     8,022,220      13,398       269,368
  UBS Investment Funds Class....     1,317,474    26,390,598   1,697,355    31,606,780
                                    ----------  ------------  ----------  ------------
     Total Sales................    15,892,547  $307,000,105  18,586,518  $346,081,960
                                    ==========  ============  ==========  ============

Dividend Reinvestment:
  Brinson Class I...............     2,164,601  $ 40,726,871   1,861,660  $ 32,092,717
  Brinson Class N...............        12,904       239,980          47           896
  UBS Investment Funds Class....        89,839     1,678,518     110,158     1,887,716
                                    ----------  ------------  ----------  ------------
     Total Dividend Reinvestment     2,267,344  $ 42,645,369   1,971,865  $ 33,981,329
                                    ==========  ============  ==========  ============

Redemptions:
  Brinson Class I...............    13,543,224  $265,910,621   7,470,182  $144,565,891
  Brinson Class N...............        90,831     1,768,705           5           100
  UBS Investment Funds Class....       950,265    18,175,221   1,023,014    19,298,428
                                    ----------  ------------  ----------  ------------
     Total Redemptions..........    14,584,320  $285,854,547   8,493,201  $163,864,419
                                    ==========  ============  ==========  ============

*Includes shares issued in connection with the acquisition of the UBS Value Equity Fund.

                                           U.S. Large Capitalization Equity Fund
                                   ----------------------------------------------------
                                          Year Ended             Period Ended
                                        June 30, 1999            June 30, 1998**
                                   -----------------------   --------------------------
                                     Shares       Value        Shares          Value
                                   --------    -----------   -----------    -----------
Sales:
  Brinson Class I...............    2,384,176  $24,164,112        16,662    $   163,328
  Brinson Class N...............       61,091      684,700     1,688,092     16,758,163
  UBS Investment Funds Class....          427        4,617           104          1,000
                                    ---------  -----------     ---------    -----------
     Total Sales................    2,445,694  $24,853,429     1,704,858    $16,922,491
                                    =========  ===========     =========    ===========

Dividend Reinvestment:
  Brinson Class I...............        7,506  $    77,433            18    $       168
  Brinson Class N...............        7,094       69,880         2,204         20,606
  UBS Investment Funds Class....            1           11            --              1
                                    ---------  -----------     ---------    -----------
     Total Dividend Reinvestment       14,601  $   147,324         2,222    $    20,775
                                    =========  ===========     =========    ===========

Redemptions:
  Brinson Class I...............      370,824  $ 3,862,037         1,015    $     9,875
  Brinson Class N...............    1,369,240   13,638,399        51,661        509,678
  UBS Investment Funds Class....           --           --            --             --
                                    ---------  -----------     ---------    -----------
     Total Redemptions..........    1,740,064  $17,500,436        52,676    $   519,553
                                    =========  ===========     =========    ===========

**The Fund commenced operations on April 6, 1998.

================================================================================

              The Brinson Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

                                        U.S. Large Capitalization Growth Fund
                                   ---------------------------------------------
                                        Year Ended             Year Ended
                                       June 30, 1999         December 31, 1998
                                   --------------------  -----------------------
                                    Shares     Value       Shares      Value
                                   --------  ----------  --------   ------------
Sales:
  Brinson Class I*...............    35,111  $  451,776    349,475  $4,971,380
  Brinson Class N................        --          --         84       1,000
  UBS Investment Funds Class.....   372,727   4,781,902         84       1,000
                                    -------  ----------    -------  ----------
      Total Sales................   407,838  $5,233,678    349,643  $4,973,380
                                    =======  ==========    =======  ==========

Dividend Reinvestment:
  Brinson Class I................        --          --     15,430  $  170,881
  Brinson Class N................        --          --         --          --
  UBS Investment Funds Class.....        --          --         --          --
                                    -------  ----------    -------  ----------
     Total Dividend Reinvestment.        --  $       --     15,430  $  170,881
                                    =======  ==========    =======  ==========

Redemptions:
  Brinson Class I................   173,449  $2,143,629     56,390  $5,974,601
  Brinson Class N................        --          --         --          --
  UBS Investment Funds Class.....     1,853      26,217         --          --
                                    -------  ----------    -------  ----------
     Total Redemptions...........   175,302  $2,169,846     56,390  $5,974,601
                                    =======  ==========    =======  ==========


*Includes 298,108 shares issued in 10 for 1 share split.

                                         U.S. Small Capitalization Growth Fund
                                   -----------------------------------------------
                                          Year Ended              Year Ended
                                        June 30, 1999         December 31, 1998
                                   -----------------------  ----------------------
                                     Shares       Value      Shares       Value
                                   ----------  -----------  ---------  -----------
Sales:
  Brinson Class I**...............  2,641,837  $22,702,120  2,571,818  $18,350,730
  Brinson Class N.................         --           --        114        1,000
  UBS Investment Funds Class......     99,579      858,153        114        1,000
                                    ---------  -----------  ---------  -----------
     Total Sales..................  2,741,416  $23,560,273  2,572,046  $18,352,730
                                    =========  ===========  =========  ===========

Dividend Reinvestment:
  Brinson Class I.................         --           --        132  $     9,859
  Brinson Class N.................         --           --         --           --
  UBS Investment Funds Class......         --           --         --           --
                                    ---------  -----------  ---------  -----------
     Total Dividend Reinvestment..         --  $        --        132  $     9,859
                                    =========  ===========  =========  ===========

Redemptions:
  Brinson Class I.................  1,375,470  $11,346,801    128,744  $ 6,727,395
  Brinson Class N.................         --           --         --           --
  UBS Investment Funds Class......     29,703      240,000         --           --
                                    ---------  -----------  ---------  -----------
     Total Redemptions............  1,405,173  $11,586,801    128,744  $ 6,727,395
                                    =========  ===========  ========== ===========

**Includes 2,227,053 shares issued in 10 for 1 share split.

===============================================================================
88

              The Brinson Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

                                                     U.S. Bond Fund
                                    ------------------------------------------------
                                            Year Ended             Year Ended
                                          June 30, 1999           June 30, 1998
                                    ------------------------  ----------------------
                                      Shares       Value       Shares       Value
                                    ----------  ------------  ---------  -----------
Sales:
  Brinson Class I*................. 15,463,879  $165,316,122  1,926,960  $20,378,131
  Brinson Class N..................      2,379        25,964         --           --
  UBS Investment Funds Class.......    582,475     6,222,123    134,362    1,416,847
                                    ----------  ------------  ---------  -----------
     Total Sales................... 16,048,733  $171,564,209  2,061,322  $21,794,978
                                    ==========  ============  =========  ===========

Dividend Reinvestment:
  Brinson Class I..................    386,462  $  4,042,561    107,565  $ 1,114,591
  Brinson Class N..................          6            62          6           68
  UBS Investment Funds Class.......     22,041       229,364      5,825       60,235
                                    ----------  ------------  ---------  -----------
     Total Dividend Reinvestment...    408,509  $  4,271,987    113,396  $ 1,174,894
                                    ==========  ============  =========  ===========

Redemptions:
  Brinson Class I.................. 10,568,875  $112,692,202    549,381  $ 5,780,080
  Brinson Class N..................      2,379        25,905         --           --
  UBS Investment Funds Class.......    248,522     2,612,918     45,413      475,640
                                    ----------  ------------  ---------  -----------
     Total Redemptions............. 10,819,776  $115,331,025    594,794  $ 6,255,720
                                    ==========  ============  =========  ===========

*Includes shares issued in connection with the acquisition of the UBS Bond Fund.

                                                     High Yield Fund
                                     ------------------------------------------------
                                          Year Ended                Year Ended
                                         June 30, 1999           December 31, 1998
                                    ------------------------  ----------------------
                                      Shares       Value       Shares       Value
                                    ----------  ------------  ---------  -----------
Sales:
  Brinson Class I**................  4,509,034  $ 46,327,741  3,412,082  $29,256,184
  Brinson Class N..................         --            --        100        1,000
  UBS Investment Funds Class.......    620,093     6,368,108        100        1,000
                                    ----------  ------------  ---------  -----------
     Total Sales...................  5,129,127  $ 52,695,849  3,412,282  $29,258,184
                                    ==========  ============  =========  ===========

Dividend Reinvestment:
  Brinson Class I..................    166,520  $  1,658,538     47,240  $ 1,381,731
  Brinson Class N..................          3            30         --           --
  UBS Investment Funds Class.......     13,996       139,258         --           --
                                    ----------  ------------  ---------  -----------
     Total Dividend Reinvestment...    180,519  $  1,797,826     47,240  $ 1,381,731
                                    ==========  ============  =========  ===========

Redemptions:
  Brinson Class I..................  2,144,630  $ 22,018,291     39,259  $ 3,393,269
  Brinson Class N..................         --            --         --           --
  UBS Investment Funds Class.......      1,754        18,000         --           --
                                    ----------  ------------  ---------  -----------
     Total Redemptions.............  2,146,384  $ 22,036,291     39,259  $ 3,393,269
                                    ==========  ============  =========  ===========

**Includes 2,898,051 shares issued in 10 for 1 share split.

================================================================================

                        Report of Independent Auditors


--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Brinson Funds --
 U.S. Balanced Fund
 U.S. Equity Fund
 U.S. Large Capitalization Equity Fund
 U.S. Large Capitalization Growth Fund
 U.S. Small Capitalization Growth Fund
 U.S. Bond Fund
 High Yield Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund as of June 30, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund for the period ended December 31, 1997, were audited by other auditors whose report dated February 17, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund at June 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                              Ernst & Young LLP

Chicago, Illinois
August 11, 1999

================================================================================
90

                                Distributed by:
                            Funds Distributor, Inc.
                                60 State Street
                               Boston, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

================================================================================

                        [LOGO OF BRINSON APPEARS HERE]

                [LETTERHEAD OF THE BRINSON FUNDS APPEARS HERE]

                           ________________________

                               The Brinson Funds






                              Brinson Global Fund
                          Brinson Global Equity Fund
                           Brinson Global Bond Fund


                                 Annual Report


                                 June 30, 1999



                               [LOGO OF BRINSON]



                        Institutional Asset Management
                           ________________________

TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

[LOGO OF BRINSON]

Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

David E. Floyd, CPA
Assistant Secretary

Mark F. Kemper
Assistant Secretary

================================================================================

THE FUNDS' ADVISOR -- BRINSON PARTNERS, INC.

--------------------------------------------------------------------------------

[LOGO OF BRINSON]

Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, no-load, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios--balancing considerations for both risk and return.

Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBS AG.

================================================================================
2


TABLE OF CONTENTS

--------------------------------------------------------------------------------

[LOGO OF BRINSON]

Shareholder Letter.............................................  4

Global Economic and Market Highlights..........................  5

Global Fund....................................................  6
      Schedule of Investments.................................. 11
      Financial Statements..................................... 18
      Financial Highlights..................................... 22

Global Equity Fund............................................. 24
      Schedule of Investments.................................. 29
      Financial Statements..................................... 33
      Financial Highlights..................................... 36

Global Bond Fund............................................... 38
      Schedule of Investments.................................. 42
      Financial Statements..................................... 45
      Financial Highlights..................................... 48

The Brinson Funds--Notes to Financial Statements............... 50

Report of Independent Auditors................................. 55

================================================================================

SHAREHOLDER LETTER

--------------------------------------------------------------------------------

[LOGO OF BRINSON]

July 26, 1999

Dear Shareholder:

We are pleased to present the Annual Report for The Brinson Funds covering the year ended June 30, 1999. This report focuses on the current global economic outlook as well as our current strategies and performance updates for our three Global Funds: Global Fund, Global Equity Fund and Global Bond Fund.

We would also like to take this opportunity to discuss a new theme that we will call, "The Industrial Evolution." Accelerating globalization of business enterprise and integration of capital markets is altering the equity investment environment. In prior decades, equity investing typically focused on a collection of separate country-defined markets with foreign countries considered as diversifying alternatives to an investor's domestic equity market. Within this framework, individuals and advisors typically structured their equity portfolios into separate domestic and foreign allocations. Today, investors confront a global equity market in which the country-level distinction is but one of several important determinants of equity returns. The home country of a company is declining in relative importance, and the industry classification is becoming increasingly important. Consequently, relative comparisons of stock prices within global industries should become a more prominent feature of active portfolio management. As such, individuals will likely reconsider the separation of their equity portfolios into domestic and foreign components.

Today, an allocation to Global Equity is likely to lead to a more efficient portfolio, maximizing the return/risk relationship, than separate allocations to domestic and foreign equities. We believe The Brinson Funds provide you with optimal access to the global capital markets and desirable configurations of global assets.

The Global Fund, the Global Equity Fund and the Global Bond Fund are all actively managed funds that provide integrated asset management across and within security markets. Each of our Funds employ the same value-oriented investment philosophy applied across the global spectrum. Each Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles.

Our independent team investment approach allows for rapid responses to market changes, while providing each investor with the benefit of our talent and the flexibility to deliver portfolios that produce returns appropriate to a client's risk tolerance. The reports that follow highlight the investment characteristics and the performance of the respective Funds.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds, and look forward to a long lasting, quality relationship.

Sincerely,

/s/ Garry P. Brinson

Gary P. Brinson
Chairman and Chief Investment Officer
Brinson Partners, Inc.

================================================================================
4

          GLOBAL ECONOMIC AND MARKET HIGHLIGHTS

--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Thanks to a weaker euro and better prospects for the world economy, growth in Euroland is picking up steam after having experienced a slowdown in the first half of 1999. Business confidence is supported by ever stronger commitments of the European governments to implement structural reforms. This should eventually create a better environment for the labor market, boost employment and lift consumers' confidence. Due to divergence of inflation and GDP growth rates, the ECB is still facing a very heterogeneous situation, ranging from above average growth and below average inflation (as in France) to below average growth and above average inflation (as in Italy). No signs of strain have emerged from this situation so far.

          In Japan, first quarter growth (at 7.9% QI/99 over QIV/98 annualized rate) caught market attention. The positive expectations shared by many market participants depend heavily on the government's massive injection of public funds rather than on increased productivity resulting from structural reforms undertaken in the private sector. Only the latter would allow the Japanese economy to move toward a sustainable long-term growth path. The Bank of Japan continues its policy of zero overnight call rates, which it sees as an alternative for full-fledged money supply targeting.

          Growing current account imbalances are emerging. A healthy American economy is attracting capital from all over the world, but at the same time private savings are falling in the U.S. (and this is only partly compensated by higher public savings). The result is a widening current account deficit. With growth picking up in the rest of the world, capital flows are likely to be rerouted. This should alleviate the current account problem and weaken the USD.

          Global Environment
                                                        6 months     1 year      3 years     5 years     8/31/92*
          Major Markets                                   ended       ended       ended       ended        to
          Total Return in U.S. Dollars                   6/30/99     6/30/99     6/30/99     6/30/99     6/30/99
          ------------------------------------------------------------------------------------------------------
          U.S. Equity                                      11.87%      19.59%      25.84%      25.69%      20.72%
          Global (Ex-U.S.) Equities (currency unhedged)     4.34        7.18        8.90        8.50       10.89
          Global (Ex-U.S.) Equities (currency hedged)      14.26        9.72       16.34       14.07       14.44
          U.S. Bonds                                       -1.39        3.12        7.24        7.82        6.77
          Global (Ex-U.S.) Bonds (currency unhedged)       -9.12        4.86        2.62        5.45        5.77
          Global (Ex-U.S.) Bonds (currency hedged)          1.20        7.06       10.62       10.96        9.67
          U.S. Cash Equivalents                             2.46        5.32        5.57        5.63        5.02
          ------------------------------------------------------------------------------------------------------

                                                        6 months     1 year      3 years     5 years     8/31/92*
          Major Currencies                                ended       ended       ended       ended        to
          Percent Change Relative to U.S. Dollars        6/30/99     6/30/99     6/30/99     6/30/99     6/30/99
          ------------------------------------------------------------------------------------------------------
          Yen                                              -6.81%      14.66%      -3.23%      -4.01%       0.27%
          Pound                                            -5.26       -5.53        0.48        0.42       -3.30
          Euro**                                          -12.18       -4.83       -7.07       -3.45       -4.28
          Canadian Dollar                                   3.78       -0.64       -2.65        1.37       -3.07
          ------------------------------------------------------------------------------------------------------

          *  Inception date of the Brinson Global Fund Class I

          ** Deutschemark prior to 1/1/99

          All total returns in excess of 1 year are average annualized returns.

================================================================================

          GLOBAL FUND

--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          The Global Fund provides investors with a single investment vehicle for comprehensive diversification across global markets and asset classes. It is a long-term, value-driven investment option designed to maximize total U.S. dollar return without assuming unnecessary risk. Its benchmark is the Global Securities Markets Mutual Fund Index.

          In selecting securities for the Global Fund, we seek out price/value discrepancies across capital markets at the asset class, country and currency levels and within capital markets through sector, sub-sector and individual security selection. The Fund is monitored on an ongoing basis, and rebalanced with both risk and return considerations in mind. Our value estimates and investment decisions are based on comprehensive analysis of forward-looking investment fundamentals, drawing on the collective judgment of our global investment teams.

          Since its inception on August 31, 1992, the Brinson Global Fund Class I has produced an annualized return of 10.43%, compared to the 13.52% return of its benchmark. This performance record was achieved with significantly less risk or volatility than the benchmark; 6.63% versus 8.56%, respectively. The lower risk level implies that the Fund has generated a much more constant return stream over time, protecting its investors from unwanted fluctuations in the Fund's value. For the year-to-date period, the Fund has returned 2.71% versus the benchmark return of 5.83%.

          The greatest reason for the Fund's underperformance relative to the benchmark is its underweight of what we consider to be overvalued global equity markets. Our analysis indicates that the current overvaluation of the U.S. market exceeds that seen prior to the "crash" in 1987. Other major equity markets throughout the world are significantly overvalued but not to the same extent as the U.S. However, these markets would be expected to suffer in the wake of a setback in the U.S., and as a consequence, equity allocation for the Fund is at its minimum limit.

          Offsetting the Fund's equity underweight is a general overweight to global bond markets. The largest of these overweights is to the U.S. market (+20%), of which 15.5% is in Treasury Inflation Protected Securities (TIPS). The next largest overweight in the Fund is to Australian bonds (+9.7%), which we believe are undervalued at current levels. Emerging market debt offers the best valuation among all asset classes. The returns from the still very high spreads to Treasuries outweigh the probabilities of loss due to default risk and the required risk premium that is related to the high volatility of these securities. As a result, the Fund holds a 3% overweight position in emerging market debt.

          The Fund's largest currency overweight positions are in the euro, Swedish krona and Australian dollars. The Australian dollar has benefited from slightly firmer commodities prices and robust domestic growth, but we estimate that it is still undervalued against the U.S. dollar. The krona has strengthened this year against the euro, and has appreciated to a level closer to fundamental value. Due to pessimism regarding economies and policy-setting within the EMU currency area, the euro was one of the weakest currencies over the last quarter. However, a cyclical strengthening seems to be underway, and we maintain our overweight position.

================================================================================
6

          GLOBAL FUND

--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Total Return
                                                        6 months     1 year      3 years     5 years    8/31/92*
                                                          ended       ended       ended       ended       to
                                                         6/30/99     6/30/99     6/30/99     6/30/99    6/30/99
          -----------------------------------------------------------------------------------------------------
          Brinson Global Fund Class I                       2.71%       4.76%      10.45%      12.03%     10.43%
          -----------------------------------------------------------------------------------------------------
          GSMI Mutual Fund Index**                          5.83       11.87       14.52       15.35      13.52
          -----------------------------------------------------------------------------------------------------
          MSCI World Equity (Free) Index                    8.57       15.87       18.53       17.09      16.15
          -----------------------------------------------------------------------------------------------------
          Salomon Smith Barney World Gov't. Bond Index     -7.17        4.13        4.11        6.11       6.03
          -----------------------------------------------------------------------------------------------------

          *  Inception date of the Brinson Global Fund Class I.

          ** An un-managed index compiled by the Advisor, constructed as follows: 40% Wilshire 5000 Index; 22% MSCI World ex USA (Free) Index; 21% Salomon Smith Barney BIGBond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JPMorgan EMBI+; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch High Yield Master Index.

          Total return includes reinvestment of all capital gain and income distributions.

          All total returns in excess of 1 year are average annualized returns.

          Illustration of an Assumed Investment of $1,000,000

          This chart shows the growth in the value of an investment in the Brinson Global Fund Class I, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Salomon Smith Barney World Gov't. Bond Index if you had invested $1,000,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

          Brinson Global Fund Class I vs. GSMI Mutual Fund Index, MSCI World Equity (Free) Index and Salomon Smith Barney World Gov't. Bond Index

          Wealth Value with Dividends Reinvested

          [GRAPH APPEARS HERE]

          Date        Brinson Global Fund Class I        GSMI Mutual Fund Index     MSCI World Equity (Free) Index       Solomon
          -------------------------------------------------------------------------------------------------------------------------
          8/31/92     $                 1,000,000        $            1,000,000     $                    1,000,000       $1,000,000
          9/30/92     $                 1,013,000        $            1,005,314     $                      991,423       $1,010,000
          10/31/92    $                 1,007,000        $              997,514     $                      964,679       $  982,528
          11/30/92    $                 1,022,000        $            1,017,428     $                      981,884       $  966,906
          12/31/92    $                 1,032,925        $            1,030,790     $                      990,218       $  972,746
          1/31/93     $                 1,048,115        $            1,042,387     $                      993,554       $  989,769
          2/28/93     $                 1,068,369        $            1,055,458     $                    1,017,111       $1,009,267
          3/31/93     $                 1,081,142        $            1,087,329     $                    1,075,990       $1,024,810
          4/30/93     $                 1,086,223        $            1,093,919     $                    1,125,787       $1,046,434
          5/31/93     $                 1,097,400        $            1,116,872     $                    1,151,607       $1,056,898
          6/30/93     $                 1,107,567        $            1,119,316     $                    1,141,994       $1,054,636
          7/31/93     $                 1,110,624        $            1,127,126     $                    1,165,369       $1,057,589
          8/31/93     $                 1,134,059        $            1,166,328     $                    1,219,770       $1,089,423
          9/30/93     $                 1,134,084        $            1,165,278     $                    1,197,452       $1,102,387
          10/31/93    $                 1,143,329        $            1,182,155     $                    1,230,667       $1,100,513
          11/30/93    $                 1,131,002        $            1,153,045     $                    1,160,612       $1,092,699
          12/31/93    $                 1,148,054        $            1,179,801     $                    1,216,971       $1,101,932
          1/31/94     $                 1,173,590        $            1,218,762     $                    1,297,252       $1,110,748
          2/28/94     $                 1,152,310        $            1,200,386     $                    1,280,212       $1,103,528
          3/31/94     $                 1,118,262        $            1,159,904     $                    1,225,058       $1,101,983
          4/30/94     $                 1,122,518        $            1,172,614     $                    1,263,624       $1,103,195
          5/31/94     $                 1,124,646        $            1,176,336     $                    1,267,367       $1,093,487
          6/30/94     $                 1,116,140        $            1,164,819     $                    1,263,654       $1,109,233
          7/31/94     $                 1,132,192        $            1,189,041     $                    1,287,845       $1,118,107
          8/31/94     $                 1,156,805        $            1,220,386     $                    1,326,765       $1,114,194
          9/30/94     $                 1,139,683        $            1,201,154     $                    1,291,736       $1,122,216
          10/31/94    $                 1,137,543        $            1,219,946     $                    1,328,899       $1,140,171
          11/30/94    $                 1,122,561        $            1,185,232     $                    1,271,624       $1,124,437
          12/31/94    $                 1,126,372        $            1,196,582     $                    1,283,697       $1,127,585
          1/31/95     $                 1,139,482        $            1,208,708     $                    1,264,853       $1,151,265
          2/28/95     $                 1,167,887        $            1,241,252     $                    1,283,629       $1,180,737
          3/31/95     $                 1,183,182        $            1,281,224     $                    1,345,557       $1,250,873
          4/30/95     $                 1,206,125        $            1,311,158     $                    1,392,627       $1,274,014
          5/31/95     $                 1,244,362        $            1,344,050     $                    1,405,194       $1,309,941
          6/30/95     $                 1,256,423        $            1,364,548     $                    1,404,730       $1,317,670
          7/31/95     $                 1,284,098        $            1,407,051     $                    1,475,061       $1,320,832
          8/31/95     $                 1,300,703        $            1,402,131     $                    1,442,139       $1,275,396
          9/30/95     $                 1,322,842        $            1,439,648     $                    1,484,738       $1,303,837
          10/31/95    $                 1,332,805        $            1,430,595     $                    1,461,673       $1,313,485
          11/30/95    $                 1,371,549        $            1,473,410     $                    1,512,618       $1,328,328
          12/31/95    $                 1,398,239        $            1,500,615     $                    1,557,008       $1,342,275
          1/31/96     $                 1,424,264        $            1,525,115     $                    1,586,118       $1,325,765
          2/29/96     $                 1,418,349        $            1,529,469     $                    1,595,765       $1,319,004
          3/31/96     $                 1,428,996        $            1,542,531     $                    1,622,258       $1,317,157
          4/30/96     $                 1,447,923        $            1,569,098     $                    1,660,371       $1,311,889
          5/31/96     $                 1,452,655        $            1,580,746     $                    1,661,700       $1,312,151
          6/30/96     $                 1,462,269        $            1,583,964     $                    1,670,556       $1,322,517
          7/31/96     $                 1,440,730        $            1,542,337     $                    1,611,517       $1,347,909
          8/31/96     $                 1,463,465        $            1,567,235     $                    1,630,575       $1,353,166
          9/30/96     $                 1,511,330        $            1,618,828     $                    1,694,511       $1,358,714
          10/31/96    $                 1,536,459        $            1,634,998     $                    1,706,176       $1,384,122
          11/30/96    $                 1,596,290        $            1,703,760     $                    1,802,360       $1,402,393
          12/31/96    $                 1,595,424        $            1,688,579     $                    1,773,715       $1,391,033
          1/31/97     $                 1,615,268        $            1,713,300     $                    1,795,458       $1,353,893
          2/28/97     $                 1,629,820        $            1,721,365     $                    1,815,922       $1,343,738
          3/31/97     $                 1,604,685        $            1,683,518     $                    1,779,579       $1,333,526
          4/30/97     $                 1,621,882        $            1,717,598     $                    1,837,956       $1,321,791
          5/31/97     $                 1,689,351        $            1,804,433     $                    1,951,687       $1,357,744
          6/30/97     $                 1,736,975        $            1,869,036     $                    2,048,777       $1,373,901
          7/31/97     $                 1,792,537        $            1,943,405     $                    2,143,340       $1,363,184
          8/31/97     $                 1,746,236        $            1,872,161     $                    1,998,281       $1,362,366
          9/30/97     $                 1,800,475        $            1,953,277     $                    2,106,924       $1,391,385
          10/31/97    $                 1,747,558        $            1,890,285     $                    1,996,326       $1,420,326
          11/30/97    $                 1,751,527        $            1,907,153     $                    2,031,241       $1,398,595
          12/31/97    $                 1,770,868        $            1,930,073     $                    2,056,062       $1,394,399
          1/31/98     $                 1,791,307        $            1,956,072     $                    2,113,744       $1,407,925
          2/28/98     $                 1,857,002        $            2,050,747     $                    2,256,714       $1,419,329
          3/31/98     $                 1,899,340        $            2,108,872     $                    2,351,694       $1,405,277
          4/30/98     $                 1,902,260        $            2,129,617     $                    2,374,688       $1,427,762
          5/31/98     $                 1,892,040        $            2,099,572     $                    2,345,875       $1,431,046
          6/30/98     $                 1,880,791        $            2,126,234     $                    2,400,742       $1,433,192
          7/31/98     $                 1,876,373        $            2,115,137     $                    2,397,120       $1,435,055
          8/31/98     $                 1,726,145        $            1,901,138     $                    2,077,601       $1,474,089
          9/30/98     $                 1,780,639        $            1,966,845     $                    2,114,573       $1,552,510
          10/31/98    $                 1,845,443        $            2,084,211     $                    2,306,041       $1,598,465
          11/30/98    $                 1,896,992        $            2,169,407     $                    2,443,383       $1,575,926
          12/31/98    $                 1,918,264        $            2,247,617     $                    2,562,162       $1,607,603
          1/31/99     $                 1,921,515        $            2,278,825     $                    2,618,459       $1,592,813
          2/28/99     $                 1,874,371        $            2,218,396     $                    2,548,880       $1,541,683
          3/31/99     $                 1,905,259        $            2,288,480     $                    2,654,612       $1,545,538
          4/30/99     $                 1,983,290        $            2,368,078     $                    2,759,702       $1,544,919
          5/31/99     $                 1,947,525        $            2,308,167     $                    2,658,037       $1,518,965
          6/30/99     $                 1,970,339        $            2,378,762     $                    2,781,681       $1,492,383

          8/31/92=$1,000,000                                Data through 6/30/99

          Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

===============================================================================

          GLOBAL FUND


--------------------------------------------------------------------------------

[LOGO OF BRINSON]

          Total Return

                                                                                6 months     1 year     6/30/97*
                                                                                  ended       ended       to
                                                                                 6/30/99     6/30/99    6/30/99
          -----------------------------------------------------------------------------------------------------
          Brinson Global Fund Class N                                               2.55%       4.47%      6.17%
          -----------------------------------------------------------------------------------------------------
          GSMI Mutual Fund Index**                                                  5.83       11.87      12.81
          -----------------------------------------------------------------------------------------------------
          MSCI World Equity (Free) Index                                            8.57       15.87      16.52
          -----------------------------------------------------------------------------------------------------
          Salomon Smith Barney World Gov't. Bond Index                             -7.17        4.13       4.22
          -----------------------------------------------------------------------------------------------------

          *  Inception date of the Brinson Global Fund Class N.

          ** An un-managed index compiled by the Advisor, constructed as follows: 40% Wilshire 5000 Index; 22% MSCI World ex USA (Free) Index; 21% Salomon Smith Barney BIGBond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JPMorgan EMBI+; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch High Yield Master Index.


          Total return includes reinvestment of all capital gain and income distributions.

          All total returns in excess of 1 year are average annualized returns.

          Illustration of an Assumed Investment of $1,000,000

          This chart shows the growth in the value of an investment in the Brinson Global Fund Class N, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Salomon Smith Barney World Gov't. Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

          Brinson Global Fund Class N vs. GSMI Mutual Fund Index, MSCIWorld Equity (Free) Index and Salomon Smith Barney World Gov't. Bond Index

          Wealth Value with Dividends Reinvested

          [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------

         Label                A                             B                          C                             D
                   Brinson Global Fund Class N   GSMI Mutual Fund Index  MSCI World Equity (Free) Index  Salomon Smith Barney World
          6/30/97                  $ 1,000,000              $ 1,000,000                     $ 1,000,000                 $ 1,000,000
                                   $ 1,031,226              $ 1,039,790                     $ 1,046,155                 $   992,200
                                   $ 1,003,808              $ 1,001,672                     $   975,353                 $   991,605
          9/30/97                  $ 1,035,796              $ 1,045,072                     $ 1,028,381                 $ 1,012,726
                                   $ 1,004,570              $ 1,011,369                     $   974,399                 $ 1,033,791
                                   $ 1,006,093              $ 1,020,394                     $   991,441                 $ 1,017,974
          12/31/97                 $ 1,017,857              $ 1,032,657                     $ 1,003,556                 $ 1,014,920
                                   $ 1,028,766              $ 1,046,567                     $ 1,031,710                 $ 1,024,764
                                   $ 1,066,526              $ 1,097,222                     $ 1,101,493                 $ 1,033,065
          3/31/98                  $ 1,090,861              $ 1,128,321                     $ 1,147,852                 $ 1,022,838
                                   $ 1,091,700              $ 1,139,420                     $ 1,159,076                 $ 1,039,203
                                   $ 1,085,826              $ 1,123,345                     $ 1,145,012                 $ 1,041,593
          6/30/98                  $ 1,079,019              $ 1,137,610                     $ 1,171,793                 $ 1,043,156
                                   $ 1,076,480              $ 1,131,673                     $ 1,170,024                 $ 1,044,512
                                   $   990,159              $ 1,017,176                     $ 1,014,069                 $ 1,072,922
          9/30/98                  $ 1,021,471              $ 1,052,331                     $ 1,032,115                 $ 1,130,002
                                   $ 1,057,862              $ 1,115,127                     $ 1,125,569                 $ 1,163,450
                                   $ 1,086,636              $ 1,160,709                     $ 1,192,605                 $ 1,147,045
          12/31/98                 $ 1,099,252              $ 1,202,555                     $ 1,250,581                 $ 1,170,101
                                   $ 1,101,119              $ 1,219,252                     $ 1,278,059                 $ 1,159,336
                                   $ 1,073,124              $ 1,186,920                     $ 1,244,098                 $ 1,122,121
          3/31/99                  $ 1,089,921              $ 1,224,418                     $ 1,295,705                 $ 1,124,927
                                   $ 1,134,712              $ 1,267,005                     $ 1,346,999                 $ 1,124,477
                                   $ 1,114,183              $ 1,234,951                     $ 1,297,377                 $ 1,105,585
          6/30/99                  $ 1,127,275              $ 1,272,722                     $ 1,357,727                 $ 1,086,238

          6/30/97=$1,000,000                               Data through 6/30/99

          Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================
8

          GLOBAL FUND

--------------------------------------------------------------------------------

[LOGO OF BRINSON]


         Asset Allocation

          As of June 30, 1999
                                                         Current
                                        Benchmark       Strategy
          --------------------------------------------------------
          U.S. Equities                   40.0%           17.0%
          Global (Ex-U.S.) Equities       22.0            15.0
          Emerging Markets Equities        3.0             3.0
          Dollar Bonds                    21.0            41.0
          High Yield Bonds                 3.0             3.0
          Global (Ex-U.S.) Bonds           9.0            16.0
          Emerging Markets Debt            2.0             5.0
          Cash Equivalents                 0.0             0.0
          --------------------------------------------------------
                                         100.0%          100.0%



          Top Ten U.S. Equity Holding

          As of June 30, 1999
                                                   Percent of
                                                   Net Assets
          --------------------------------------------------------
           1. Xerox Corp.                             1.39%
           2. FDX Corp.                               0.94
           3. Burlington Northern Santa Fe Corp.      0.88
           4. Raytheon Co., Class B                   0.81
           5. Electronic Data Systems Corp.           0.80
           6. Corning, Inc.                           0.78
           7. Aetna, Inc.                             0.76
           8. Lockheed Martin Corp.                   0.67
           9. CIGNA Corp.                             0.62
          10. General Instrument Corp.                0.61
          -------------------------------------------------------


          Currency Allocation

          As of June 30, 1999
                                                         Current
                                        Benchmark       Strategy
          --------------------------------------------------------
          U.S.                             66.0%          62.5%
          Japan                             7.8            0.0
          U.K.                              5.5            0.0
          Euro                             12.4           19.7
          Other Europe                      2.6            6.6
          Canada                            1.3            1.3
          Emerging Markets                  3.0            3.0
          Other                             1.4            6.9
          --------------------------------------------------------
                                          100.0%         100.0%


          Top Ten Global (Ex-U.S.) Equity Holdings

          As of June 30, 1999
                                                 Percent of
                                                 Net Assets
          --------------------------------------------------------
           1. BP Amoco PLC                          0.25%
           2. Veba AG                               0.24
           3. ING Groep NV                          0.22
           4. Lloyds TSB Group PLC                  0.20
           5. Nippon Telegraph & Telephone Corp.    0.19
           6. Nestle S.A. (Reg.)                    0.19
           7. General Electric Co. PLC              0.18
           8. Glaxo Wellcome PLC                    0.18
           9. Marks & Spencer PLC                   0.18
          10. Siemens AG                            0.17
          --------------------------------------------------------

================================================================================

          ----------------------------------------------------------------------
          GLOBAL FUND
          ----------------------------------------------------------------------


          ----------------------------------------------------------------------
          Industry Diversification
          ----------------------------------------------------------------------

          As a Percent of Net Assets
          As of June 30, 1999

          ----------------------------------------------------------------------
          U.S. EQUITIES
          Energy................................    0.17%
          Capital Investment
            Capital Goods.......................    2.41
            Technology..........................    3.50
                                                   -----
                                                    5.91
          Basic Industries
             Chemicals..........................    1.01
             Housing/Paper......................    1.93
             Metals.............................    0.75
                                                   -----
                                                    3.69
          Consumer
             Non-Durables.......................    0.74
             Retail/Apparel.....................    1.37
             Autos/Durables.....................    0.95
             Health: Drugs......................    1.09
             Health: Non-Drugs..................    1.26
                                                   -----
                                                    5.41
          Financial
             Banks..............................    2.37
             Non-Banks..........................    2.27
                                                   -----
                                                    4.64
          Utilities
             Electric...........................    0.99
             Telephone..........................    0.40
                                                   -----
                                                    1.39

          Transportation........................    2.15

          Services/Misc.........................    1.48

          Post Venture..........................    1.55
                                                   -----
                 Total U.S. Equities............   26.39*


          GLOBAL (EX-U.S.) EQUITIES
          Aerospace & Military..................    0.16
          Airlines..............................    0.12
          Appliances & Household................    0.20
          Autos/Durables........................    0.37
          Banking...............................    1.57

          Beverages & Tobacco...................    0.44
          Broadcasting & Publishing.............    0.67
          Building Materials....................    0.14
          Business & Public Service.............    0.63
          Chemicals.............................    0.61
          Construction..........................    0.10
          Data Processing.......................    0.21
          Electric Components...................    0.18
          Electronics...........................    0.84
          Energy................................    0.81
          Financial Services....................    0.36

          Food & House Products.................    0.57
          Forest Products.......................    0.17
          Health: Drugs.........................    0.93
          Industrial Components.................    0.35
          Insurance.............................    0.76%

          Leisure & Tourism.....................    0.05
          Machinery & Engineering...............    0.12
          Merchandising.........................    0.69
          Metals--Steel.........................    0.06
          Multi-Industry........................    0.23
          Non-Ferrous Metals....................    0.40
          Real Estate...........................    0.12
          Recreation............................    0.14
          Telecommunications....................    1.30
          Textiles & Apparel....................    0.03
          Transportation........................    0.23
          Utilities.............................    0.75

          Wholesale & International Trade.......    0.08
                                                   -----
                Total global (Ex-U.S.) Equities.   14.39

          EMERGING MARKETS EQUITIES.............    3.56
                                                   -----

          TOTAL EQUITIES........................   44.34

          U.S. BONDS
          Corporate Bonds
             Aerospace & Military...............    0.61
             Airlines...........................    0.03
             Asset-Backed.......................    0.72
             Banks..............................    0.03
             CMO................................    0.10
             Consumer...........................    0.44
             Energy.............................    0.32
             Financial Services.................    0.44
             Food and Housing Products..........    0.41
             Services and Miscellaneous.........    0.96
             Telecommunications.................    0.48
             Transportation.....................    0.31
                                                   -----
                                                    4.85

          International Dollar Bonds............    1.96
          Mortgage-Backed Securities............    1.86
          U.S. Government Agencies..............    5.08
          U.S. Government Obligations...........   15.43
                                                   -----
                Total U.S. Bonds................   29.18*

          HIGH YIELD BONDS......................    2.89


          GLOBAL (EX-U.S.) BONDS
          Foreign Financial Bonds...............    1.62
          Foreign Government Bonds..............   13.57
                                                   -----
                Total Global (Ex-U.S.) Bonds....   15.19

          EMERGING MARKETS DEBT.................    5.02
          SHORT-TERM INVESTMENTS................   25.10*
                                                   -----
                TOTAL INVESTMENTS...............  121.72
          LIABILITIES, LESS CASH AND
           OTHER ASSETS.........................  (21.72)
                                                  ------
                NET ASSETS......................  100.00%
                                                  ======
================================================================================

* The Fund held a long position in U.S. Treasury futures on June 30, 1999 which increased U.S. Bond exposure from 29.18% to 39.37%. * The Fund held a short position in stock index futures on June 30, 1999 which reduced U.S. Equity exposure from 26.39% to 16.44%. * These adjustments result in a net decrease in the Fund's exposure to Short-Term Investments from 25.10% to 24.86%.

================================================================================
10

                    Global Fund -- Schedule of Investments
June 30, 1999
--------------------------------------------------------------------------------


                                                        Shares        Value
                                                       --------     ----------
Equities -- 44.34%
U.S. Equities -- 26.39%
Advanced Micro Devices, Inc. (b).....................    62,700     $1,132,519
Aetna, Inc...........................................    41,700      3,729,544
Allergan, Inc........................................    13,300      1,476,300
Alza Corp. (b).......................................    55,100      2,803,212
American Standard Companies, Inc. (b)................    28,900      1,387,200
Aon Corp.............................................    70,947      2,926,564
Armstrong World Industries, Inc......................     7,700        445,156
BankBoston Corp......................................    15,300        782,213
Baxter International, Inc............................    30,700      1,861,187
Brinson Post-Venture Fund (b)........................   397,192      7,660,445
Burlington Northern Santa Fe Corp....................   140,400      4,352,400
Champion Enterprises, Inc. (b).......................    24,700        460,038
Champion International Corp..........................     8,700        416,513
Chase Manhattan Corp.................................    24,300      2,104,987
CIGNA Corp...........................................    34,100      3,034,900
Circuit City Stores-Circuit City Group...............    25,800      2,399,400
CMS Energy Corp......................................    25,900      1,084,562
CommScope, Inc. (b)..................................    22,133        680,590
Compaq Computer Corp.................................     7,800        184,763
Computer Sciences Corp. (b)..........................    14,600      1,010,137
Compuware Corp. (b)..................................    29,000        922,563
Comverse Technology, Inc. (b)........................     8,540        644,770
Consolidated Stores Corp. (b)........................    34,900        942,300
Corning, Inc.........................................    55,000      3,856,875
Covance, Inc. (b)....................................    22,072        528,349
Delphi Automotive Systems Corp.......................    50,600        939,262
Dial Corp............................................    14,500        539,219
Dominion Resources Inc...............................     7,000        303,188
Eastman Chemical Co..................................    15,500        802,125
Electronic Data Systems Corp.........................    69,700      3,942,406
Eli Lilly and Co.....................................    15,200      1,088,700
Entergy Corp.........................................    73,500      2,296,875
FDX Corp. (b)........................................    85,700      4,649,225
Federal-Mogul Corp...................................    14,100        733,200
First American Corp. of Tennessee....................     7,300        303,406
First Data Corp......................................    56,230      2,751,756
First Security Corp..................................    13,875        378,094
First Union Corp.....................................    23,300      1,095,100
Fleet Financial Group, Inc...........................    35,200      1,562,000
Fleetwood Enterprises, Inc...........................    16,300        430,931
Food Lion Inc., Class A..............................    82,700        982,062
Fort James Corp......................................    48,600      1,840,725
GATX Corp............................................     4,000        152,250
General Instrument Corp. (b).........................    71,200      3,026,000
Genzyme Corp. (b)....................................    11,300        548,050
Genzyme Surgical Products Division (b)...............     2,023          8,913
Geon Co..............................................     4,500        145,125
GreenPoint Financial Corp............................    45,400      1,489,687
Hibernia Corp........................................    34,800        545,925
Household International, Inc.........................    45,400      2,150,825
Illinois Tool Works, Inc.............................     8,300        680,600
IMC Global Inc.......................................    50,800        895,350
Johnson Controls, Inc................................    13,300        921,856
Kimberly-Clark Corp..................................    28,200      1,607,400
Lafarge Corp.........................................    15,200        538,650
Lear Corp. (b).......................................    33,600      1,671,600
Lockheed Martin Corp.................................    89,046      3,316,963
Lyondell Chemical Company............................    40,400        833,250
Martin Marietta Materials, Inc.......................     8,184     $  482,856
Masco Corp...........................................    87,600      2,529,450
Mattel, Inc..........................................    40,700      1,076,006
MCN Energy Group, Inc................................    10,700        222,025
Nabisco Holdings Corp................................     3,100        134,075
National Service Industries, Inc.....................    13,800        496,800
New York Times Co....................................    16,200        596,363
Newell Rubbermaid, Inc...............................    28,800      1,339,200
Nextel Communications, Inc...........................    39,200      1,967,350
Norfolk Southern Corp................................    48,100      1,449,012
Peco Energy Co.......................................    28,100      1,176,687
Pentair, Inc.........................................    14,896        681,492
Philip Morris Companies, Inc.........................    44,500      1,788,344
PNC Bank Corp........................................    22,800      1,313,850
Praxair, Inc.........................................    24,100      1,179,394
Raytheon Co., Class B................................    56,800      3,997,300
Regions Financial Corp...............................     7,200        276,750
Southdown, Inc.......................................    16,136      1,036,738
St. Jude Medical, Inc. (b)...........................    39,600      1,410,750
Tyson Foods, Inc.....................................    52,198      1,174,455
U.S. Bancorp.........................................    35,980      1,223,320
Ultramar Diamond Shamrock Corp.......................    28,902        630,425
United Healthcare Corp...............................    28,100      1,759,762
USG Corp.............................................    12,600        705,600
Vencor, Inc. (b).....................................    28,100          4,215
Ventas, Inc..........................................    19,200        103,200
Viad Corp............................................    27,600        853,875
W.W. Grainger, Inc...................................     7,500        403,594
Wells Fargo and Co...................................    49,000      2,094,750
Westvaco Corp........................................    11,400        330,600
Xerox Corp...........................................   115,900      6,845,344
York International Corp..............................    17,500        749,219
                                                                   -----------
Total U.S. Equities..................................              130,031,006
                                                                   -----------

Global (Ex-U.S.) Equities -- 14.39%
Australia -- 1.17%
Amcor Ltd............................................    16,420         91,273
Amp Limited..........................................    23,100        252,528
Brambles Industries Ltd..............................     9,570        252,109
Broken Hill Proprietary Co., Ltd.....................    49,610        574,646
CSR Ltd..............................................    62,270        178,056
David Jones Ltd......................................    73,830         72,325
Lend Lease Corp., Ltd................................    16,432        225,608
National Australia Bank Ltd..........................    49,427        817,894
News Corp. Ltd.......................................    74,389        634,680
News Corp. Ltd., Preferred...........................    20,436        155,691
Orica Ltd............................................    10,350         56,525
Pacific Dunlop Ltd...................................    10,610         15,310
Qantas Airways Ltd...................................    95,837        316,539
QBE Insurance Group Ltd..............................    37,683        143,419
Rio Tinto Ltd........................................    16,945        277,840
Santos Ltd...........................................    39,790        130,368
Telstra Corp., Ltd...................................   131,300        752,359
Westpac Banking Corp., Ltd...........................    82,028        532,085
WMC Ltd..............................................    39,840        171,142
Woolworth's Ltd......................................    40,060        133,242
                                                                   -----------
                                                                     5,783,639
                                                                   -----------
Austria -- 0.02%
Austria Tabakwerke AG................................     1,800        104,883
                                                                   -----------

================================================================================

                    Global Fund -- Schedule Of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                          Shares        Value
                                                          ------      ---------
Belgium -- 0.17%
Fortis (B)..............................................  20,367      $ 639,587
KBC Bancassurance Holding...............................   3,490        206,956
                                                                      ---------
                                                                        846,543
                                                                      ---------
Canada -- 0.35%
Agrium, Inc.............................................   9,940         86,633
Alcan Aluminum Ltd......................................   3,720        117,499
Bank of Montreal........................................   2,320         83,859
Canadian National Railway Co............................   2,260        151,013
Canadian Pacific Ltd....................................   6,873        162,526
Hudson's Bay Co.........................................   7,210         80,376
Imasco, Ltd.............................................   3,690         98,975
Imperial Oil Ltd........................................   5,710        108,020
Magna International, Inc., Class A......................   1,360         76,587
Newbridge Networks Corp. (b)............................   4,060        115,208
Nova Chemicals Corp. NPV................................   4,204         97,992
Potash Corporation of Saskatchewan, Inc.................     960         49,391
Royal Bank of Canada....................................   3,170        139,214
Seagram Co., Ltd........................................   1,250         61,947
Shaw Communications, Inc., Class B......................   4,580        180,403
TransCanada Pipelines Ltd...............................   5,490         76,966
Westcoast Energy, Inc...................................   2,050         40,028
                                                                      ---------
                                                                      1,726,637
                                                                      ---------
Denmark -- 0.05%
Tele Danmark A/S........................................   4,920        242,169
                                                                      ---------

Finland -- 0.26%
Merita PLC, Class A.....................................  47,730        271,224
Nokia Oyj...............................................   7,160        627,649
UPM-Kymmene Corp........................................  13,670        391,921
                                                                      ---------
                                                                      1,290,794
                                                                      ---------
France -- 1.24%
Aerospatiale Matra......................................   9,160        211,134
Air Liquide.............................................   2,205        346,787
Banque Nationale de Paris...............................   3,899        324,900
Carrefour S.A...........................................   1,920        282,164
Cie de Saint Gobain.....................................   1,597        254,459
Elf Aquitaine S.A.......................................   3,734        547,979
France Telecom S.A......................................   6,070        458,544
Groupe Air France (b)...................................  13,060        233,010
Groupe Danone...........................................   1,620        417,676
Michelin, Class B.......................................   4,239        173,425
Rhone-Poulenc, Class A..................................   6,094        278,477
SEITA...................................................  11,830        683,216
Societe Generale........................................   1,705        300,505
Suez Lyonnaise des Eaux S.A.............................   2,261        407,826
Thomson CSF.............................................  14,210        493,866
Total Fina S.A., Class B................................   3,016        389,111
Vivendi.................................................   4,040        327,275
                                                                      ---------
                                                                      6,130,354
                                                                      ---------
Germany -- 1.43%
Allianz AG..............................................   2,030        567,349
Bayer AG................................................  19,880        827,266
Continental AG..........................................  12,200        291,899
DaimlerChrysler AG......................................   6,456        563,939

Deutsche Bank AG........................................  11,740      $ 715,551
Deutsche Telekom AG.....................................  13,260        557,258
Deutsche Telekom AG, Rights (b).........................  13,260          2,598
Dresdner Bank AG........................................  11,670        453,730
Mannesmann AG...........................................   4,530        677,409
SAP AG..................................................     570        195,457
Siemens AG..............................................  10,750        829,268
Veba AG.................................................  20,089      1,185,057
Volkswagen AG...........................................   2,970        191,650
                                                                      ---------
                                                                      7,058,431
                                                                      ---------
Italy -- 0.37%
Assicurazioni Generali..................................  12,800        443,542
ENI Spa.................................................  83,000        495,612
ENI Spa ADR.............................................   3,070        184,200
La Rinascente Spa.......................................  29,740        225,124
Montedison Spa.......................................... 119,964        195,476
San Paolo-imi Spa.......................................  19,511        265,606
                                                                      ---------
                                                                      1,809,560
                                                                      ---------
Japan -- 3.31%
Acom Co., Ltd...........................................   3,800        328,073
Amada Co., Ltd..........................................  19,000        134,212
Bank of Tokyo-Mitsubushi, Ltd...........................  31,000        441,284
Bridgestone Corp........................................  10,000        302,379
Canon, Inc..............................................  15,000        431,262
Citizen Watch Co., Ltd..................................  18,000        156,147
Dai Nippon Printing Co., Ltd............................  17,000        271,770
Daiichi Pharmaceutical Co., Ltd.........................  15,000        232,733
Daikin Industries Ltd...................................  38,000        441,094
Daiwa House Industry Co., Ltd...........................   9,000         94,655
East Japan Railway Co...................................      53        284,617
Fanuc...................................................   7,400        397,389
Fuji Photo Film.........................................   5,000        189,194
Fujitsu.................................................  31,000        623,637
Honda Motor Co..........................................  13,000        550,975
Hoya Corp...............................................   4,000        225,710
Ito Yokado Co., Ltd.....................................   9,000        602,280
Kaneka Corp.............................................  19,000        178,949
Kao Corp................................................  12,000        337,079
Kirin Brewery Co., Ltd..................................  20,000        239,590
Kokuyo..................................................   6,000         96,662
Kuraray Co., Ltd........................................  22,000        264,640
Marui Co., Ltd..........................................  10,000        165,235
Matsushita Electric Industrial Co.......................  22,000        427,132
Mitsubishi Estate Co., Ltd..............................  35,000        341,499
Mitsubishi Corp.........................................  60,000        406,477
NGK Insulators..........................................  30,000        313,285
Nintendo Corp., Ltd.....................................   2,200        309,171
Nippon Denso Co., Ltd...................................  16,000        325,182
Nippon Meat Packers, Inc................................  14,000        182,749
Nippon Steel Co......................................... 127,000        294,836
Nippon Telegraph & Telephone Corp.......................      80        931,923
Nomura Securities Co., Ltd..............................  32,000        374,620
Obayashi Corp...........................................  32,000        161,005
Osaka Gas Co............................................  90,000        305,601
Sankyo Co., Ltd.........................................  13,000        327,578
Sanwa Bank Ltd..........................................  21,000        206,634
Secom Co., Ltd..........................................   4,000        416,391
Sega Enterprises Ltd....................................   2,400         31,745

================================================================================
12

                    Global Fund -- Schedule Of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                       Shares        Value
                                                      --------     ---------
Sekisui House Ltd..................................    20,000      $ 215,796
Shin-Etsu Chemical Co., Ltd........................     4,000        133,840
Sony Corp..........................................     4,200        452,826
Sumitomo Bank......................................    23,000        285,220
Sumitomo Chemical Co...............................    51,000        233,848
Sumitomo Electric Industries.......................    20,000        227,363
Takeda Chemical Industries.........................    11,000        509,831
TDK Corp...........................................     3,000        274,372
Tokio Marine & Fire ...............................    18,000        195,555
Tokyo Electric Power...............................    19,000        401,066
Toshiba Corp.......................................    45,000        320,844
Toyota Motor Corp..................................    17,000        537,921
Yamato Transport Co.,  Ltd.........................    11,000        191,755
                                                                  ----------
                                                                  16,325,631
                                                                  ----------
Netherlands -- 0.67%
Elsevier NV........................................    41,570        482,300
Heineken NV........................................     3,152        161,395
ING Groep NV.......................................    19,727      1,068,084
Koninklijke KPN NV.................................    11,276        529,117
Royal Dutch Petroleum Co...........................    11,090        649,628
Unilever NV........................................     5,723        385,704
                                                                  ----------
                                                                   3,276,228
                                                                  ----------
New Zealand -- 0.25%
Auckland International Airport Ltd.................    62,150         95,507
Carter Holt Harvey Ltd.............................    70,640         84,597
Fletcher Challenge Paper...........................   138,030        103,130
Lion Nathan Ltd....................................    53,920        129,146
Telecom Corp. of New Zealand Ltd...................   189,010        811,266
                                                                  ----------
                                                                   1,223,646
                                                                  ----------
Norway -- 0.06%
Norsk Hydro ASA....................................     3,190        120,347
Norske Skogindustrier ASA..........................     4,550        167,608
                                                                  ----------
                                                                     287,955
                                                                  ----------
Portugal -- 0.06%
EDP Electricidade de Portugal S.A..................    15,300        275,499
                                                                  ----------


Singapore -- 0.20%
Singapore Press Holdings Ltd.......................    39,820        678,285
United Overseas Bank Ltd. (Frgn.)..................    44,360        310,064
                                                                  ----------
                                                                     988,349
                                                                  ----------
Spain -- 0.31%
Banco Popular .....................................     4,329        311,399
Banco Santander Central Hispano SA.................    42,398        441,623
Endesa S.A.........................................    14,323        305,470
Telefonica S.A. (b)................................     9,278        446,940
                                                                  ----------
                                                                   1,505,432
                                                                  ----------
Sweden -- 0.35%
Electrolux AB,  B Shares...........................    25,740        538,899
Investor AB - B Shares.............................    24,400        272,642
Nordbanken Holding AB..............................    32,110        187,705
Swedish Match AB...................................    92,620        330,085
Telefonaktiebolaget LM Ericsson, B Shares..........    12,940        414,744
                                                                  ----------
                                                                   1,744,075
                                                                  ----------
Switzerland -- 0.71%
Adecco S.A.........................................       289        154,855

Holderbank Financiere Glarus AG, B Shares..........       234      $ 276,206
Nestle S.A. (Reg.).................................       515        927,901
Novartis AG (Reg.).................................       543        792,879
Roche Holding AG (Gen.)............................        69        709,263
Swiss Reinsurance Co. (Reg.).......................        46         87,585
Swisscom AG (Reg.).................................     1,416        532,844
                                                                  ----------
                                                                   3,481,533
                                                                  ----------
United Kingdom -- 3.41%
Allied Zurich PLC..................................    31,052        390,352
AstraZeneca Group PLC..............................    12,002        464,264
Barclays PLC.......................................    16,050        467,029
BOC Group PLC......................................    38,350        749,590
Boots Company PLC..................................    26,230        311,543
British Aerospace PLC..............................    10,000         64,904
British Airways PLC................................    40,000        276,009
BP Amoco PLC.......................................    69,473      1,245,126
British Telecommunications PLC.....................    29,000        485,924
Charter PLC........................................    69,676        408,567
Coats Viyella PLC..................................   181,970        146,287
Diageo PLC.........................................    44,209        461,672
FKI PLC............................................   165,040        512,654
General Electric Co. PLC...........................    88,360        901,149
Glaxo Wellcome PLC.................................    32,260        896,507
Greenalls Group PLC................................    42,358        237,028
House of Fraser PLC................................    82,780        114,175
Lloyds TSB Group PLC...............................    71,969        975,620
Marks & Spencer PLC................................   153,060        885,451
Mirror Group PLC...................................   101,390        393,765
National Power PLC.................................    63,500        462,437
Nycomed Amersham PLC...............................    54,844        381,245
Peninsular & Oriental Steam Navigation Co..........    18,540        278,363
Prudential Corp. PLC...............................    55,540        817,692
Reckitt & Colman PLC...............................    26,000        271,106
Reed International PLC.............................    47,010        313,635
Rio Tinto Ltd......................................    48,190        807,851
RJB Mining PLC.....................................    66,590         55,107
Royal & Sun Alliance Insurance Group PLC...........    21,884        196,280
Sainsbury (J.) PLC.................................    19,300        121,690
Scottish Hydro-Electric PLC........................    67,880        694,422
Tesco PLC..........................................   259,190        666,973
Thames Water PLC...................................    20,997        332,960
Unilever PLC.......................................    34,000        302,538
United News & Media PLC............................    48,490        466,250
Yorkshire Water PLC................................    37,080        257,760
                                                                  ----------
                                                                  16,813,925
                                                                  ----------
Total Global (Ex-U.S.) Equities....................               70,915,283
                                                                  ----------

Emerging Markets Equities -- 3.56%
Brinson Emerging Markets Equity Fund (b)........... 1,868,295     17,543,286
                                                                 -----------
Total Equities (Cost $193,689,005).................              218,489,575
                                                                 -----------

================================================================================

                    Global Fund -- Schedule Of Investments


June 30, 1999
-------------------------------------------------------------------------------

                                                           Face
                                                          Amount         Value
                                                          ------         ------
Bonds -- 52.28%
U.S. Bonds -- 29.18%
U.S. Corporate Bonds -- 4.85%
Banque Paribas, Sub. Notes, 6.875%,
  due 03/01/09..........................................  $175,000       $   168,787
Bell Atlantic Corp., 8.000%, due 10/15/29...............    78,000            85,590
Cendant Corp., 7.750%, due 12/01/03.....................   640,000           646,414
Centaur Funding Corp., 144A.............................       750           804,844
Centaur Funding Corp., 144A (b).........................     1,430           220,935
Chase Manhattan Auto Owner Trust, 96-C,
  Class A4, 6.150%, due 03/15/02........................   730,000           733,570
Chemical Master Credit Card Trust, 95-Z,
  Class A, 6.230%, due 06/15/03......................... 1,055,000         1,061,193
Continental Airlines, Inc., 98-1B, 6.748%,
   due 09/15/18.........................................   166,569           158,588
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03......................... 1,055,000         1,058,070
GATX Capital Corp., 6.500%, due 11/01/00................ 1,500,000         1,510,387
General Motors Acceptance Corp., 9.625%,
  due 12/15/01..........................................   241,000           258,478
Hertz Corp., 6.625%, due 07/15/00....................... 2,500,000         2,525,184
International Telecom Satelite, 8.125%,
   due 02/28/05.........................................   245,000           258,423
Lehman Brothers, Inc., 7.250%,
  due 04/15/03..........................................   510,000           511,775
MBNA Global Capital Securities FRN,
  5.795%, due 02/01/27..................................   810,000           702,346
Monsanto Co., 144A, 6.600%, due 12/01/28................   545,000           484,331
Morgan Stanley Dean Witter, Series MTN,
  5.625%, due 01/20/04..................................   355,000           340,895
Noram Energy Corp., 6.375%, due 11/01/03................   615,000           601,222
Norwest Asset Securities Corp., 96-2,
  Class A9, 7.000%, due 09/25/11........................   435,000           430,167
PanAmSat Corp.
  6.000%, due 01/15/03..................................   225,000           220,234
  6.375%, due 01/15/08.................................. 1,000,000           944,227
Raytheon Co., 6.300%, due 08/15/00...................... 3,000,000         3,027,356
Rohm & Haas Co., 144A, 7.400%,
  due 07/15/09..........................................   750,000           749,820
Safeway, Inc., 5.750%, due 11/15/00..................... 1,000,000           998,792
Service Corp., International, 6.000%,
  due 12/15/05.......................................... 1,000,000           918,929
Sprint Capital Corp., 6.875%, due 11/15/28..............   750,000           682,898
Supervalu Stores, Inc., Series A, MTN
  6.500%, due 10/06/00.................................. 1,000,000         1,008,079
Telecommunicaciones de Puerto Rico Inc.,
   144A, 6.150%, due 05/15/02...........................   200,000           197,923
Thrift Financial Corp., 11.250%, due 01/01/16...........    59,949            62,625
Time Warner Entertainment,  Inc., 8.375%,
  due 03/15/23..........................................   386,000           417,715
TIme Warner, Inc., 6.625%, due 05/15/29.................   550,000           484,490
Waste Management, Inc., 6.875%, 144A,
  due 05/15/09..........................................   640,000           623,763
Western Resources, Inc., 6.875%,
  due 08/01/04..........................................   975,000           972,777
                                                                          ----------
                                                                          23,870,827
                                                                          ----------
Mortgage-Backed Securities -- 1.86%
Asset Securitization Corp., 96-D,
   Class A1B, 7.210%, due 10/13/26......................$1,695,000       $ 1,730,612
Prudential Home Mortgage Securities, 94-3,
  Class A10, 6.500%, due 02/25/24.......................   730,000           706,348
Residential Asset Securitization Trust,
  97-A11, Class A2, 7.000%, due 01/25/28................    60,229            60,382
  97-A7, Class A1, 7.500%, due 09/25/27.................   324,501           327,143
  97-A7, Class A1, 7.250%, due 12/25/27................. 1,080,000         1,060,106
Structured Asset Securities Corp.,
  98-RF1, Class A, 8.712%, due 03/15/27................. 1,125,637         1,179,105
  98-RF2, 144A, 8.582%, due 07/15/27.................... 1,433,113         1,497,603
UCFC Home Equity Loan 97-C,
  Class A8, FRN, 5.069%, due 09/15/27...................   904,870           902,689
Vendee Mortgage Trust, 98-2,
  Class 1G, 6.750%, due 06/15/28........................ 1,760,000         1,700,459
                                                                         -----------
                                                                           9,164,447
                                                                         -----------
International Dollar Bonds -- 1.96%
Abbey National PLC, Resettable
  Perpetual Preferred, 6.700%, due 06/29/49............. 1,075,000           997,001
Amvescap PLC, 6.600%,
  due 05/15/05..........................................   870,000           822,067
Banco Santiago S.A., 7.000%, due 07/18/07...............   650,000           569,976
Banque Centrale de Tunisie, 8.250%,
  due 09/19/27..........................................   785,000           651,550
British Sky Broadcasting Group PLC, 6.875%,
  due 02/23/09..........................................   135,000           123,109
Credit Suisse-London, 144A, Resettable
  Perpetual Preferred, 7.900%, due 05/01/07.............   600,000           584,139
Empresa Nacional de Electricidad S.A.,
  7.875%, due 02/01/27..................................   166,000           140,554
Government of Malaysia, 8.750%,
  due 06/01/09..........................................   690,000           695,175
Korea Development Bank, 7.125%,
  due 09/17/01..........................................   180,000           179,487
National Australia Bank,  FRN, 6.400%,
  due 12/10/07..........................................   700,000           690,468
Pan Pacific Industry PLC 144A, 0.000%,
  due 04/28/07.......................................... 1,565,000           759,025
Ras Laffan Liquified Natural Gas Co., Ltd.,
  144A, 8.294%, due 03/15/14............................ 1,000,000           922,830
Repsol International Finance, 7.000%,
  due 08/01/05..........................................   575,000           571,491
Republic of South Africa, 9.625%,
  due 12/15/99..........................................   794,000           801,940
Royal Bank of Scotland, Resettable
  Perpetual Preferred, 7.375%, due 04/29/49.............   505,000           490,902
Skandinaviska Enskilda Banken, 144A, 6.625%,
  due 03/29/49..........................................   285,000           281,829
  144A, Resettable Perpetual Preferred, 6.500%,
   due 12/29/49.........................................   415,000           394,697
                                                                           ---------
                                                                           9,676,240
                                                                           ---------


================================================================================
14

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS


June 30, 1999
--------------------------------------------------------------------------------

                                                           Face
                                                          Amount        Value
                                                       -----------   ------------
U.S. Government Agencies -- 5.08%
Aid-Israel, Series 10-Z, 0.000%,
  due 02/15/03..............................           $ 4,935,000   $  3,986,537
Fannie Mae Whole Loan, Series 95-W3,
  Class A, 9.000%, due 04/25/25.............                22,488         23,498
Federal Home Loan Mortgage Corp.............
  6.200%, due 08/15/07......................               446,183        440,013
  7.238%, due 05/01/26......................               125,917        126,868
Federal Home Loan Mortgage Corp. Gold.......
  8.000%, due 11/01/22......................                75,066         77,367
  8.000%, due 05/01/23......................               806,381        831,105
  9.000%, due 03/01/24......................               543,328        578,400
Federal National Mortgage Association.......
  5.625%, due 05/14/04......................             1,790,000      1,746,852
  8.000%, due 02/25/07......................             1,045,657      1,066,888
  6.500%, due 03/01/19......................               286,120        278,532
  8.000%, due 05/25/21......................             1,300,000      1,324,018
  8.500%, due 07/15/21......................               498,509        515,960
  8.000%, due 05/01/22......................                63,828         65,501
  8.500%, due 07/01/22......................               352,813        371,076
  7.500%, due 07/25/22......................             2,425,413      2,424,210
  7.000%, due 10/01/28......................               979,919        970,033
  6.500%, due 02/01/29......................             1,523,101      1,473,192
  7.000%, due 03/01/29......................               272,067        269,468
Federal National Mortgage Association Strips
  8.000%, due 08/01/23......................             1,417,412        362,753
  0.000%, due 02/01/28......................             1,017,105        713,655
FGGI, 7.500%, due 10/01/11..................               795,665        809,113
FNCI, 8.000%, due 02/01/13..................               589,589        607,514
Freddie Mac Series
  194 Class PO, 0.000%, due 04/01/28........               745,014        491,765
  2121 Class H, 5.500%, due 02/15/14........             2,302,392      2,153,174
Government National Mortgage Association
  10.000%, due 09/15/00.....................                 1,482          1,579
  10.000%, due 05/15/01.....................                 1,735          1,849
  9.000%, due 11/15/04......................                 8,714          9,177
  9.000%, due 11/15/04......................                 3,532          3,720
  8.000%, due 08/15/22......................               304,236        313,678
  8.000%, due 11/15/22......................               231,255        238,750
  TBA, 7.000%, due 06/15/29.................             2,780,000      2,745,250
                                                                     ------------
                                                                       25,021,495
                                                                     ------------
U.S. Government Obligations -- 15.43%
U.S. Treasury Bond, 8.000%,
  due 11/15/21..............................             7,200,000      8,662,500
U.S. Treasury Inflation Indexed Note........
  3.625%, due 01/15/08......................             6,945,000      6,942,105
  3.625%, due 04/15/28......................            45,590,000     44,230,725
  3.875%, due 04/15/29......................            15,000,000     14,962,259
U.S. Treasury Note..........................
  4.875%, due 03/31/01......................               970,000        959,997
  5.625%, due 05/15/08......................               290,000        284,019
                                                                     ------------
                                                                       76,041,605
                                                                     ------------
Total U.S. Bonds............................                          143,774,614
                                                                     ------------
                                                          Shares
                                                       -----------
High Yield Bonds -- 2.89%
Brinson High Yield Fund (b).................             1,058,868     14,221,334
                                                                     ------------
                                                           Face
                                                          Amount        Value
                                                       -----------   ------------
Global (Ex-U.S.) Bonds -- 15.19%
Australia -- 1.48%
Queensland Treasury Corp., Series 05-G,
  6.500%, due 06/14/05...................AUD            10,900,000   $  7,303,822
                                                                     ------------

Canada -- 1.48%
Government of Canada
  7.000%, due 12/01/06...................CAD             2,640,000      1,943,141
  6.000%, due 06/01/08......................             1,600,000      1,108,574
  4.250%, due 12/01/21......................             5,440,000      4,227,844
                                                                     ------------
                                                                        7,279,559
                                                                     ------------
Denmark -- 1.12%
Kingdom of Denmark
  9.000%, due 11/15/00...................DKK            11,100,000      1,654,505
  7.000%, due 12/15/04......................             7,980,000      1,248,484
  8.000%, due 03/15/06......................            12,100,000      2,008,479
  7.000%, due 11/10/24......................             3,850,000        624,072
                                                                     ------------
                                                                        5,535,540
                                                                     ------------
France -- 2.31%
Government of France (BTAN),
  5.750%, due 03/12/01...................EUR               990,000      1,064,481
Government of France (OAT)
  9.500%, due 01/25/01......................             3,200,000      3,607,405
  7.500%, due 04/25/05......................               850,000      1,026,943
  8.500%, due 12/26/12......................             3,499,999      4,950,496
  5.500%, due 04/25/29......................               700,000        728,407
                                                                     ------------
                                                                       11,377,732
                                                                     ------------
Germany -- 1.95%
Bundesrepublik Deutscheland
  8.375%, due 05/21/01......................             3,500,000      3,944,516
  6.250%, due 01/04/24......................             2,000,000      2,309,699
DePfa Deutsche Pfandbriefbank AG,
  4.750%, due 03/20/03......................             1,080,000      1,144,879
Treuhandanstalt, 6.250%, due 03/04/04.......             1,950,000      2,205,502
                                                                     ------------
                                                                        9,604,596
                                                                     ------------
Italy -- 0.60%
Buoni Poliennali Del Tes,
  5.000%, due 05/01/08......................             1,700,000      1,784,066
Republic of Italy (BTP)
  12.000%, due 09/01/02.....................               900,000      1,152,416
  8.500%, due 04/01/04......................                     1              1
                                                                     ------------
                                                                        2,936,483
                                                                     ------------
Netherlands -- 1.51%
Government of Netherlands
  8.250%, due 02/15/02......................             3,700,000      4,258,444
  5.500%, due 01/15/28......................             1,600,000      1,664,931
Koninklijke KPN NV..........................               550,000        557,686
LBW Finance NV, 5.125%, due 03/05/04........               900,000        964,879
                                                                     ------------
                                                                        7,445,940
                                                                     ------------
Spain -- 0.77%
Government of Spain
  8.000%, due 05/30/04......................             1,352,277      1,633,196
  6.150%, due 01/31/13......................             1,900,001      2,161,341
                                                                     ------------
                                                                        3,794,537
                                                                     ------------

================================================================================

                    GLOBAL FUND -- SCHEDULE OF INVESTMENTS

June 30, 1999
--------------------------------------------------------------------------------

                                                           Face
                                                          Amount        Value
                                                       -----------   ------------
Sweden -- 1.08%
Government of Sweden
  10.250%, due 05/05/03................SEK              29,700,000   $  4,199,664
  6.750%, due 05/05/14....................               8,400,000      1,117,057
                                                                     ------------
                                                                        5,316,721
                                                                     ------------
United Kingdom -- 2.89%
Halifax PLC, Series E, MTN, 8.75%
  due 07/10/06.........................GBP               2,980,000      5,302,925
UK Treasury...............................
  7.250%, due 12/07/07....................               4,450,000      7,929,894
  8.750%, due 08/25/17....................                 440,000      1,012,610
                                                                     ------------
                                                                       14,245,429
                                                                     ------------
Total Global (Ex-U.S.) Bonds..............                             74,840,359
                                                                     ------------

                                                          Shares
                                                       -----------

Emerging Markets Debt -- 5.02%
Brinson Emerging Markets Debt Fund (b)....               1,240,578     24,713,550
                                                                     ------------
Total Bonds (Cost $256,399,033)...........                            257,549,857
                                                                     ------------

Short-Term Investments -- 25.10%
Investment Companies -- 6.51%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund...................              32,094,680     32,094,680
                                                                     ------------

U.S. Corporate Bonds -- 10.08%
Burlington Resources,
  6.875%, due 08/01/99....................             $ 2,000,000      2,001,755
Centex Corp., Series A, MTN
  5.828%, due 06/30/00....................               5,000,000      5,000,000
Enron Corp., 5.778%, due 03/30/00.........               5,000,000      5,000,000
General Motors Corporate Notes,
  9.375%, due 04/01/00....................               2,000,000      2,058,750
James River Corp., 6.750%, due 10/01/99...               1,000,000      1,002,560
Lehman Brothers, Inc., Series A, MTN
  6.920%, due 10/04/99....................               3,000,000      3,007,690
Lehman Brothers, Inc., Series E, MTN
  6.300%, due 08/11/99....................               2,000,000      2,001,016
MCI Communications Corp.,
  7.125%, due 01/20/00....................               1,200,000      1,210,857
MCI Communications Corp., Series A, MTN
  6.260%, due 03/03/00....................               2,000,000      2,011,325
Nabisco Inc., 6.300%, due 08/26/99........               1,000,000      1,000,786
Occidental Petroleum, Inc., Series B, MTN
  6.080%, due 11/26/99....................               3,000,000      3,005,074
Philadelphia Electric Co.,
  9.250%, due 10/01/99....................               1,000,000      1,009,845
Quaker Oats, Inc., Series B, MTN
  9.100%, due 08/31/99....................               1,800,000      1,811,690
Sonat, Inc.
  9.500%, due 08/15/99....................               2,000,000      2,008,509
Supervalu Stores, Inc.
  7.250%, due 07/15/99....................             $ 2,000,000   $  2,001,026
Texas Utilities, Inc.
  7.375%, due 11/01/99....................               3,500,000      3,520,893
Textron Financial Corp., Series C, MTN
  5.299%, due 12/20/99....................               3,000,000      3,000,307
Ultramar Corp., 8.250%, due 07/01/99......               1,500,000      1,500,000
Union Carbide, Inc., 7.000%, due 08/01/99.               5,000,000      5,004,598
Vastar Resources, Inc.
  6.000%, due 04/20/00....................               2,500,000      2,508,589
                                                                     ------------
                                                                       49,665,270
                                                                     ------------
U.S. Government Obligations -- 0.65%

U.S. Treasury Bill, 0.000%, due 08/05/99..               3,200,000      3,186,310
                                                                     ------------

Commercial Paper -- 7.86%
FMC Corp., 6.25%, due 07/01/99............               5,000,000      5,000,000
GPU Australia, 5.15%, due 07/07/99........               5,000,000      4,995,708
Kroger Corp., 6.40%, due 07/01/99.........               3,560,000      3,560,000
Phillips Petroleum Co.,
  5.22%, due 07/15/99.....................               5,236,000      5,225,368
Rohm & Haas Co., 6.30%, due 07/01/99......               5,000,000      5,000,000
Tyco International Corp.,
  5.12%, due 07/30/99.....................               5,000,000      4,979,378
U.S. Generating LLC,
  6.30%, due 07/01/99.....................               5,000,000      5,000,000
Union Pacific Corp., 5.30%, due 07/30/99..               5,000,000      4,978,653
                                                                     ------------
                                                                       38,739,107
                                                                     ------------

Total Short-Term Investments
  (Cost $123,682,048).....................                            123,685,367
                                                                     ------------

Total Investments
  (Cost $573,770,086) -- 121.72% (a)......                            599,724,799

Liabilities, less cash and
   other assets -- (21.72%)...............                           (107,008,544)
                                                                     ------------
Net Assets -- 100%........................                           $492,716,255
                                                                     ============

              See accompanying notes to Schedule of Investments.

================================================================================
16

                    Global Fund -- Schedule of Investments

June 30, 1999
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $573,770,086; and net unrealized appreciation consisted of:

          Gross unrealized appreciation......................   $    42,244,574
          Gross unrealized depreciation......................       (16,289,861)
                                                                ---------------
               Net unrealized appreciation...................   $    25,954,713
                                                                ===============

(b) Non-income producing security.
FRN:  Floating Rate Note -- The rate disclosed is that in effect at June 30,
      1999.
TBA:  Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1999, the value of these securities amounted to $7,521,739 or 1.53% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FORWARD FOREIGN CURRENCY CONTRACTS

The Global Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                                     Settlement         Local        Current     Unrealized
                                                                        Date          Currency        Value      Gain/(Loss)
                                                                    ------------   -------------  ------------  -----------
Forward Foreign Currency Buy Contracts
Australian Dollar.............................................          8/6/99        33,200,000  $ 21,984,134  $ 1,052,514
British Pound.................................................          8/6/99         3,200,000     5,045,488      (80,133)
Canadian Dollar...............................................          8/6/99        26,100,000    17,643,122      454,542
Danish Kroner.................................................          8/6/99         7,600,000     1,059,269      (65,191)
Euro..........................................................          8/6/99        22,200,000    22,959,263   (1,244,933)
Japanese Yen..................................................          8/6/99       200,000,000     1,661,403       (9,986)
Swedish Krona.................................................          8/6/99       114,000,000    13,439,371   (1,470,093)
Swiss Franc...................................................          8/6/99         4,400,000     2,842,616     (315,581)
Forward Foreign Currency Sale Contracts
Australian Dollar.............................................          8/6/99         2,500,000     1,655,432     (102,182)
British Pound.................................................          8/6/99        18,700,000    29,484,572    1,319,939
Danish Kroner.................................................          8/6/99        42,800,000     5,965,356      742,414
Euro..........................................................          8/6/99         6,500,000     6,722,307      878,273
Japanese Yen..................................................          8/6/99     1,950,000,000    16,198,681      248,437
                                                                                                                -----------
    Total.....................................................                                                  $ 1,408,020
                                                                                                                ===========

FUTURES CONTRACTS

The Global Fund had the following open futures contracts as of June 30, 1999:

                                                                     Settlement         Cost/        Current     Unrealized
                                                                        Date          Proceeds        Value         Loss
                                                                    ------------   -------------  ------------  -----------
U.S. Interest Rate Futures Buy Contracts
5 year U.S. Treasury Notes, 297 contracts.....................      September 1999 $  32,600,149  $ 32,373,000  $ ($227,149)
10 year U.S. Treasury Notes, 72 contracts.....................      September 1999     8,097,692     8,005,500      (92,192)
30 year U.S. Treasury Bonds, 85 contracts.....................      September 1999     9,977,704     9,852,031     (125,673)

Index Futures Sales Contracts
Standard & Poor's 500, 142 contracts..........................      September 1999    46,854,992    49,050,350   (2,195,358)
                                                                                                                -----------
     Total....................................................                                                  $(2,640,372)
                                                                                                                ===========

The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open positions at June 30, 1999 were $291,353 and $3,186,310, respectively.

                See accompanying notes to financial statements.

================================================================================

                      Global Fund -- Financial Statements

----------------------------------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
   Investments, at value:
     Unaffiliated issuers (Cost $480,775,779)..............................................   $503,491,504
     Affiliated issuers (Cost $92,994,307).................................................     96,233,295
   Cash....................................................................................      1,791,353
   Foreign currency, at value (Cost $2,375,814)............................................      2,369,487
   Receivables:
     Investment securities sold............................................................      8,893,781
     Dividends.............................................................................        343,049
     Interest..............................................................................      2,891,212
     Fund shares sold......................................................................      5,680,357
   Net unrealized appreciation on forward foreign currency contracts.......................      1,408,020
   Other assets............................................................................          1,548
                                                                                              ------------
         TOTAL ASSETS......................................................................    623,103,606
                                                                                              ------------
LIABILITIES:
   Payables:
     Securities loaned.....................................................................     97,474,174
     Investment securities purchased.......................................................     25,213,162
     Investment advisory fees..............................................................        321,311
     Fund shares redeemed..................................................................      6,648,047
     Variation margin......................................................................        525,125
     Accrued expenses......................................................................        205,532
                                                                                              ------------
         TOTAL LIABILITIES.................................................................    130,387,351
                                                                                              ------------
NET ASSETS.................................................................................   $492,716,255
                                                                                              ============
NET ASSETS CONSIST OF:
   Paid in capital.........................................................................   $456,511,413
   Accumulated undistributed net investment income.........................................        753,116
   Accumulated net realized gain...........................................................     10,789,381
   Net unrealized appreciation.............................................................     24,662,345
                                                                                              ------------
   NET ASSETS..............................................................................   $492,716,255
                                                                                              ============
OFFERING PRICE PER SHARE:
   Brinson Class I:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $469,080,017 and 39,038,154 shares issued and outstanding)..........................   $      12.02
                                                                                              ============
   Brinson Class N:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $1,576,267 and 131,510 shares issued and outstanding)...............................   $      11.99
                                                                                              ============
   UBS Investment Funds Class:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $22,059,971 and 1,845,252 shares issued and outstanding)............................   $      11.95
                                                                                              ============

                See accompanying notes to financial statements.

================================================================================
18

                      Global Fund -- Financial Statements

--------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
   Interest (net of $15,418 for foreign taxes withheld; including securities lending income of $442,842)......   $   13,551,311
   Dividends (net of $201,714 for foreign taxes withheld).....................................................        4,051,102
                                                                                                                 --------------
         TOTAL INCOME.........................................................................................       17,602,413
                                                                                                                 --------------
EXPENSES:
   Advisory...................................................................................................        4,403,642
   Administration.............................................................................................          381,250
   Professional...............................................................................................          173,750
   Distribution...............................................................................................          173,246
   Printing...................................................................................................          116,160
   Custodian..................................................................................................           98,852
   Other......................................................................................................          146,069
                                                                                                                 --------------
         TOTAL EXPENSES.......................................................................................        5,492,969
                                                                                                                 --------------
         NET INVESTMENT INCOME................................................................................       12,109,444
                                                                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
     Investments..............................................................................................       54,822,140
     Futures contracts........................................................................................       (5,993,590)
     Foreign currency transactions............................................................................       (4,134,930)
                                                                                                                 --------------
         Net realized gain....................................................................................       44,693,620
                                                                                                                 --------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency.........................................................................      (41,176,138)
     Futures contracts........................................................................................       (1,693,063)
     Forward contracts........................................................................................        4,947,447
     Translation of other assets and liabilities denominated in foreign currency..............................          (71,293)
                                                                                                                 --------------
     Change in net unrealized appreciation or depreciation....................................................      (37,993,047)
                                                                                                                 --------------
     Net realized and unrealized gain.........................................................................        6,700,573
                                                                                                                 --------------
   Net increase in net assets resulting from operations.......................................................   $   18,810,017
                                                                                                                 ==============

                See accompanying notes to financial statements.

================================================================================

   Global Fund -- Financial Statements

------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations....................................................  $    18,810,017
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
     Net realized and unrealized gain on investments.......................................................       (6,700,573)
     Decrease in receivable for investment securities sold.................................................        8,618,236
     Decrease in dividends and interest receivable.........................................................        2,683,034
     Decrease in other assets..............................................................................           55,119
     Increase in payable for securities purchased..........................................................        1,976,692
     Decrease in payable for investment advisory fee.......................................................         (139,904)
     Decrease in accrued expenses..........................................................................           (4,070)
     Increase in variation margin..........................................................................          967,434
     Net amortization of premium...........................................................................          716,822
                                                                                                             ---------------
       Net cash provided by operating activities...........................................................       26,982,807
                                                                                                             ===============
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Purchases of investments................................................................................   (2,072,240,772)
   Proceeds from sales of investments......................................................................    2,290,447,040
   Net realized loss on futures contracts..................................................................       (5,993,590)
   Net realized loss on foreign currency transactions......................................................       (4,134,930)
   Change in net unrealized appreciaton or depreciation on futures contracts...............................       (1,693,063)
   Change in net unrealized appreciation or depreciation on other assets and liabilities...................          (71,293)
   Net decrease in foreign currency........................................................................          312,488
                                                                                                             ---------------
       Net cash provided by investing activities...........................................................      206,625,880
                                                                                                             ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net capital shares transactions.........................................................................     (220,959,157)
   Net decrease from securities lending....................................................................       (7,471,870)
   Dividends and capital gain distributions paid...........................................................       (3,401,660)
                                                                                                             ---------------
       Net cash used for financing activities..............................................................     (231,832,687)
                                                                                                             ---------------
Net increase in cash.......................................................................................        1,776,000
Cash at beginning of year..................................................................................           15,353
                                                                                                             ---------------
Cash at end of year........................................................................................  $     1,791,353
                                                                                                             ===============

                See accompanying notes to financial statements.

================================================================================
20

                      GLOBAL FUND -- FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Year Ended       Year Ended
                                                                                                  June 30, 1999     June 30, 1998
                                                                                                 ---------------   ---------------
OPERATIONS:
   Net investment income.....................................................................    $  12,109,444     $  17,956,852
   Net realized gain.........................................................................       44,693,620        39,774,075
   Change in net unrealized appreciation or depreciation.....................................      (37,993,047)       (6,545,821)
                                                                                                 -------------     -------------
   Net increase in net assets resulting from operations......................................       18,810,017        51,185,106
                                                                                                 -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income..................................................      (12,109,444)      (28,265,915)
   Distributions in excess of net investment income..........................................       (6,197,274)       (5,070,122)
   Distributions from net realized gain......................................................      (33,009,121)      (35,465,456)
                                                                                                 -------------     -------------
   Total distributions to shareholders*......................................................      (51,315,839)      (68,801,493
                                                                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold...............................................................................      410,521,495       256,422,880
   Shares issued on reinvestment of distributions............................................       47,914,179        64,950,197
   Shares redeemed...........................................................................     (632,556,320)     (217,384,769)
                                                                                                 -------------     -------------
   Net increase (decrease) in net assets resulting from capital share transactions...........     (174,120,646)      103,988,308
                                                                                                 -------------     -------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS.............................................     (206,626,468)       86,371,921
                                                                                                 -------------     -------------

NET ASSETS:
   Beginning of year.........................................................................      699,342,723       612,970,802
                                                                                                 -------------     -------------
   End of year (including undistributed net investment
     income of $753,116 and ($845,490), respectively)........................................    $ 492,716,255     $ 699,342,723
                                                                                                 =============     =============

*DISTRIBUTIONS BY CLASS:

Distributions from and in excess of net investment income:
   Brinson Class I...........................................................................      (17,500,696)      (32,129,657)
   Brinson Class N...........................................................................         (753,377)           (9,572)
   UBS Investment Funds Class................................................................          (52,645)       (1,196,808)
 Distributions from net realized gain:
   Brinson Class I...........................................................................      (31,201,392)      (33,973,096)
   Brinson Class N...........................................................................       (1,710,286)              (53)
   UBS Investment Funds Class................................................................          (97,443)       (1,492,307)
                                                                                                 -------------     -------------
Total distributions to shareholders..........................................................      (51,315,839)      (68,801,493)
                                                                                                 =============     =============

                See accompanying notes to financial statements.

================================================================================

                      GLOBAL FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                           Year Ended June 30,
                                                                  ------------------------------------------------------------------
Brinson Class I                                                      1999         1998         1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year............................    $   12.77    $   13.13    $   12.22    $   11.35    $  10.43
                                                                  ---------    ---------    ---------    ---------    --------
   Income from investment operations:
      Net investment income...................................         0.30         0.37         0.38         0.44        0.43
      Net realized and unrealized gain........................         0.25         0.62         1.79         1.37        0.86
                                                                  ---------    ---------    ---------    ---------    --------
           Total income  from investment operations...........         0.55         0.99         2.17         1.81        1.29
                                                                  ---------    ---------    ---------    ---------    --------
   Less distributions:
      Distributions from and in excess of net
         investment income....................................        (0.46)       (0.65)       (0.61)       (0.62)      (0.27)
      Distributions from and in excess of net
         realized gains.......................................        (0.84)       (0.70)       (0.65)       (0.32)      (0.10)
                                                                  ---------    ---------    ---------    ---------    --------
           Total distributions................................        (1.30)       (1.35)       (1.26)       (0.94)      (0.37)
                                                                  ---------    ---------    ---------    ---------    --------
Net asset value, end of year..................................    $   12.02    $   12.77    $   13.13    $   12.22    $  11.35
                                                                  =========    =========    =========    =========    ========
Total return..................................................         4.76%        8.28%       18.79%       16.38%      12.57%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)..........................    $ 469,080    $ 667,745    $ 586,667    $ 457,933    $ 365,678
   Ratio of expenses to average net assets....................         0.96%        0.94%        0.99%        1.04%        1.09%
   Ratio of net investment income to average net
      assets..................................................         2.23%        2.70%        3.03%        3.69%        4.27%
   Portfolio turnover rate....................................          105%          88%         150%         142%         238%


                See accompanying notes to financial statements.

===============================================================================
22

                      GLOBAL FUND -- FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                                             Year Ended      Year Ended
Brinson Class N                                                                             June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................................................        $ 12.75         $ 13.13
                                                                                               -------         -------

   Income from investment operations:
     Net investment income.............................................................           0.27            0.63
     Net realized and unrealized gain..................................................           0.25            0.32
                                                                                               -------         -------
          Total income from investment operations......................................           0.52            0.95
                                                                                               -------         -------

   Less distributions:
     Distributions from and in excess of net investment income.........................          (0.44)          (0.63)
     Distributions from net realized gain..............................................          (0.84)          (0.70)
                                                                                               -------         -------
          Total distributions..........................................................          (1.28)          (1.33)
                                                                                               -------         -------
Net asset value, end of year...........................................................        $ 11.99         $ 12.75
                                                                                               =======         =======

Total return...........................................................................           4.47%           7.90%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)...................................................        $ 1,576         $ 1,163
   Ratio of expenses to average net assets.............................................           1.21%           1.19%
   Ratio of net investment income to average net assets................................           1.98%           2.45%
   Portfolio turnover rate.............................................................            105%             88%

                See accompanying notes to financial statements.

================================================================================

GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
[LOGO OF BRINSON]

In managing the Global Equity Fund, our investment research focuses on identifying discrepancies between a security's fundamental value and its observed market price -- both across and within global equity markets. We exploit these discrepancies using a disciplined fundamental approach. Our research teams evaluate companies in their markets around the world and assign relative price/value rankings based on the present value of each company's expected future cash flows. Industry and factor teams, in cooperation with the dedicated country strategy team, use our global network of resources to systematically develop portfolio strategy in the context of integrated global capital markets. Currency strategies are separately developed and coordinated with country allocations.

The Brinson Global Equity Fund Class I has provided an annualized return of 12.02% since its performance inception, January 31, 1994. Its benchmark, the MSCI World Equity (Free) Index has returned 15.12% over the same period. The Fund achieved these results while maintaining a risk or volatility level much lower than the benchmark at 10.80% versus 12.72%. The lower risk level implies that the Fund has generated a relatively constant return stream over time, protecting its investors from unwanted fluctuations in the Fund's value. For the year-to-date period, the Fund has returned 7.08% versus the benchmark return of 8.57%.

For the year-to-date period, security selection was the largest cause of the Fund's underperformance relative to the index. More specifically, our underweights of large growth-oriented stocks and internet-related technology stocks in the U.S. detracted from performance. While a shift toward value-oriented cyclicals boosted Fund performance in the second quarter, earlier influences dominate year-to-date results. We continue to believe that the U.S. equity market is overvalued by a wide margin, and maintain our underweight. Security selection in Japan also hampered performance as some of the financially risky stocks (which we have steered away from) provided strong returns during the first part of the year, as expectations for some strengthening in the Japanese economy were increased. Currency allocation provided the largest positive contribution, mainly due to the Fund's overweights in the Australian dollar and Swedish krona, two of the strongest performing currencies for the year.

Equity prices in Australia/New Zealand are still depressed, having been disproportionately impacted by their geographic proximity to Asia and the related cyclical downturn in basic material prices. In the case of Japan, long-term fundamental valuation of the equity market is critically dependent upon expectations of government reform of the domestic microeconomic environment, and the nature and timing of overdue corporate restructuring. While we believe that restructuring may raise profit margins in Japan to levels of a decade ago, it is unlikely that they will reach levels similar to those found in Continental Europe or the U.K. The implications for employment, bankruptcy and social stress are too severe. As a result, we maintain our neutral exposure to Japan at the present time.

The current set of socialist-oriented governments in core Europe seems to have slowed previous reform momentum there. While we continue to expect a policy that is more favorable to capital returns over the long run (driven by a combination of demographic pressure and globalization of capital markets), near term prospects have dimmed. As a result, we favor U.K. equities over those of Continental Europe.

================================================================================
24

GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
LOGO OF BRINSON]

Total Return

                                              6 months     1 year      3 years     5 years    1/31/94*
                                                ended       ended       ended       ended        to
                                               6/30/99     6/30/99     6/30/99     6/30/99     6/30/99
----------------------------------------------------------------------------------------------------------
Brinson Global Equity Fund Class I              7.08%       10.14%      13.33%      14.17%      12.02%
----------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                  8.57        15.87       18.53       17.09       15.12
----------------------------------------------------------------------------------------------------------

*Performance inception date of the Brinson Global Equity Fund Class I.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.


Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Equity Fund Class I and the MSCI World Equity (Free) Index if you had invested $1,000,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global Equity Fund Class I
VS. MSCI World Equity (Free) Index
Wealth Value with Dividends Reinvested

$1,849,022 ---- Brinson Global Equity Fund Class I
$2,144,287 ---- MSCI World Equity (Free) Index

[GRAPH APPEARS HERE]

 1/31/94    $1,000,000     $1,000,000
 2/28/94    $  978,000     $  986,865
 3/31/94    $  935,000     $  944,349
 4/30/94    $  957,000     $  974,078
 5/31/94    $  964,000     $  976,963
 6/30/94    $  953,025     $  974,101
 7/31/94    $  967,085     $  992,749
 8/31/94    $1,008,259     $1,022,751
 9/30/94    $  981,144     $  995,748
10/31/94    $  983,153     $1,024,396
11/30/94    $  957,042     $  980,245
12/31/94    $  956,520     $  989,551
 1/31/95    $  942,320     $  975,025
 2/28/95    $  957,535     $  989,499
 3/31/95    $  965,650     $1,037,236
 4/30/95    $  991,008     $1,073,521
 5/31/95    $1,004,194     $1,083,208
 6/30/95    $1,010,802     $1,082,851
 7/31/95    $1,057,638     $1,137,066
 8/31/95    $1,075,010     $1,111,688
 9/30/95    $1,094,426     $1,144,526
10/31/95    $1,092,382     $1,126,746
11/30/95    $1,131,213     $1,166,018
12/31/95    $1,166,324     $1,200,236
 1/31/96    $1,201,270     $1,222,676
 2/29/96    $1,206,730     $1,230,112
 3/31/96    $1,227,479     $1,250,534
 4/30/96    $1,261,333     $1,279,914
 5/31/96    $1,264,610     $1,280,939
 6/30/96    $1,270,202     $1,287,765
 7/31/96    $1,229,582     $1,242,255
 8/31/96    $1,251,539     $1,256,945
 9/30/96    $1,293,257     $1,306,231
10/31/96    $1,297,648     $1,315,223
11/30/96    $1,363,519     $1,389,368
12/31/96    $1,367,688     $1,367,286
 1/31/97    $1,379,696     $1,384,047
 2/28/97    $1,398,908     $1,399,822
 3/31/97    $1,392,904     $1,371,807
 4/30/97    $1,401,310     $1,416,808
 5/31/97    $1,484,164     $1,504,478
 6/30/97    $1,540,253     $1,579,321
 7/31/97    $1,590,951     $1,652,216
 8/31/97    $1,517,318     $1,540,396
 9/30/97    $1,582,501     $1,624,144
10/31/97    $1,496,797     $1,538,889
11/30/97    $1,495,590     $1,565,803
12/31/97    $1,514,304     $1,584,937
 1/31/98    $1,539,631     $1,629,401
 2/28/98    $1,634,275     $1,739,612
 3/31/98    $1,700,926     $1,812,828
 4/30/98    $1,698,260     $1,830,553
 5/31/98    $1,692,928     $1,808,342
 6/30/98    $1,678,772     $1,850,637
 7/31/98    $1,670,739     $1,847,845
 8/31/98    $1,487,333     $1,601,540
 9/30/98    $1,511,430     $1,630,041
10/31/98    $1,611,835     $1,777,635
11/30/98    $1,673,417     $1,883,507
12/31/98    $1,726,828     $1,975,069
 1/31/99    $1,726,828     $2,018,467
 2/28/99    $1,676,039     $1,964,831
 3/31/99    $1,728,200     $2,046,335
 4/31/99    $1,847,623     $2,127,345
 5/31/99    $1,780,362     $2,048,976
 6/30/99    $1,849,022     $2,144,287

1/31/94=$1,000,000
Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

          Global Equity Fund

--------------------------------------------------------------------------------


          Total Return


[LOGO OF BRINSON]

                                                                                6 months    1 year      6/30/97*
                                                                                  ended      ended        to
                                                                                 6/30/99    6/30/99     6/30/99
          -------------------------------------------------------------------------------------------------------
          Brinson Global Equity Fund Class N                                      6.93%       9.80%       9.20%
          -------------------------------------------------------------------------------------------------------
          MSCI World Equity (Free) Index                                          8.57       15.87       16.52
          -------------------------------------------------------------------------------------------------------

          *Inception date of the Brinson Global Equity Fund Class N.

          Total return includes reinvestment of all capital gain and income distributions.

          All total returns in excess of 1 year are average annualized returns.

          Illustration of an Assumed Investment of $1,000,000

          This chart shows the growth in the value of an investment in the Brinson Global Equity Fund Class N and the MSCI World Equity (Free) Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


          Brinson Global Equity Fund Class N
          vs. MSCI World Equity (Free) Index
          Wealth Value with Dividends Reinvested


                             [CHART APPEARS HERE]

          ----------------------------------------------------------------
                        Label               A                   B
          ----------------------------------------------------------------
                                                       MSCI World Equity
            Label                    Brinson Global       (Free) Index
          ----------------------------------------------------------------
                1        6/30/97        $1,000,000            $1,000,000
                2        7/31/97        $1,032,915            $1,046,155
                3        8/31/97        $  984,326            $  975,353
                4        9/30/97        $1,026,646            $1,028,381
                5       10/31/97        $  970,219            $  974,399
                6       11/30/97        $  969,436            $  991,441
                7       12/31/97        $  981,339            $1,003,556
                8        1/31/98        $  996,889            $1,031,710
                9        2/28/98        $1,058,222            $1,101,493
               10        3/31/98        $1,101,415            $1,147,852
               11        4/30/98        $1,098,823            $1,159,076
               12        5/31/98        $1,096,232            $1,145,012
               13        6/30/98        $1,085,985            $1,171,793
               14        7/31/98        $1,080,785            $1,170,024
               15        8/31/98        $  962,046            $1,014,069
               16        9/30/98        $  976,780            $1,032,115
               17       10/31/98        $1,040,917            $1,125,569
               18       11/30/98        $1,080,785            $1,192,605
               19       12/31/98        $1,115,067            $1,250,581
               20        1/31/99        $1,115,067            $1,278,059
               21        2/28/99        $1,081,304            $1,244,098
               22        3/31/99        $1,115,067            $1,295,705
               23        4/30/99        $1,191,478            $1,346,999
               24        5/31/99        $1,148,830            $1,297,377
               25        6/30/99        $1,192,373            $1,357,727

                    6/30/97 = $1,000,000
                    Data through 6/30/99

          Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


================================================================================
26

          Global Equity Fund



--------------------------------------------------------------------------------


[LOGO OF BRINSON]


               Market Allocation

               As of June 30, 1999

                                                                Current
                                                  Benchmark    Strategy
               --------------------------------------------------------
               U.S.                                  52.0%       43.0%
               Australia                              1.3         5.1
               Austria                                0.1         0.1
               Belgium                                0.6         0.7
               Canada                                 2.0         1.7
               Denmark                                0.4         0.2
               Finland                                0.9         1.1
               France                                 4.5         5.2
               Germany                                4.5         6.0
               Hong Kong                              1.2         0.0
               Ireland                                0.2         0.0
               Italy                                  2.0         1.5
               Japan                                 11.0        11.0
               Netherlands                            2.6         2.7
               New Zealand                            0.1         0.6
               Norway                                 0.2         0.1
               Portugual                              0.2         0.2
               Singapore                              0.4         0.8
               Spain                                  1.4         1.3
               Sweden                                 1.1         1.5
               Switzerland                            3.1         3.0
               United Kingdom                        10.2        14.2
               Cash Reserves                          0.0         0.0
               --------------------------------------------------------
                                                    100.0%      100.0%


               Top Ten U.S. Equity Holdings

               As of June 30, 1999

                                                            Percent of
                                                            Net Assets
               --------------------------------------------------------
                1. Xerox Corp.                                 2.33%
                2. FDX Corp.                                   1.58
                3. Burlington Northern Santa Fe Corp.          1.48
                4. Raytheon Co., Class B                       1.36
                5. Electronic Data Systems Corp.               1.34
                6. Corning, Inc.                               1.32
                7. Aetna, Inc.                                 1.27
                8. Lockheed Martin Corp.                       1.13
                9. General Instrument Corp.                    1.04
               10. CIGNA Corp.                                 1.03
               --------------------------------------------------------


               Currency Allocation

               As of June 30, 1999

                                                                Current
                                                  Benchmark    Strategy
               --------------------------------------------------------
               U.S.                                 52.0%        49.2%
               Australia                             1.3          6.8
               Canada                                2.0          2.0
               Denmark                               0.4          0.4
               Euro                                 17.0         27.0
               Hong Kong                             1.2          0.0
               Japan                                11.0          3.0
               New Zealand                           0.1          0.6
               Norway                                0.2          0.2
               Singapore                             0.4          0.4
               Sweden                                1.1          5.1
               Switzerland                           3.1          3.1
               United Kingdom                       10.2          2.2
               --------------------------------------------------------
                                                   100.0%       100.0%


               Top Ten Global (Ex-U.S.) Equity Holdings

               As of June 30, 1999

                                                            Percent of
                                                            Net Assets
               --------------------------------------------------------
                1. BP Amoco PLC                                1.08%
                2. Veba AG                                     1.01
                3. ING Groep NV                                0.86
                4. Nestle S.A. (Reg.)                          0.84
                5. Lloyds TSB Group PLC                        0.80
                6. Glaxo Wellcome PLC                          0.79
                7. Marks & Spencer PLC                         0.78
                8. General Electric Co. PLC                    0.73
                9. Bayer AG                                    0.72
               10. Siemens AG                                  0.72
               --------------------------------------------------------


================================================================================

          Global Equity Fund


--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Industry Diversification

          As a Percent of Net Assets
          As of June 30, 1999

          ----------------------------------------------------------------------
          U.S. EQUITIES
          Energy..................................................      0.28%
          Capital Investment
             Capital Goods........................................      4.46
             Technology...........................................      5.88
                                                                      ------
                                                                       10.34
          Basic Industries
             Chemicals............................................      1.69
             Housing/Paper........................................      3.09
             Metals...............................................      1.17
                                                                      ------
                                                                        5.95
          Consumer
             Non-Durables.........................................      1.28
             Retail/Apparel.......................................      2.29
             Autos/Durables.......................................      1.56
             Health: Drugs........................................      1.83
             Health: Non-Drugs....................................      2.12
                                                                      ------
                                                                        9.08
          Financial
             Banks................................................      4.41
             Non-Banks............................................      3.30
                                                                      ------
                                                                        7.71
          Utilities
             Electric.............................................      1.66
             Telephone............................................      0.67
                                                                      ------
                                                                        2.33
          Transportation..........................................      3.61
          Services/Misc...........................................      2.49
                                                                      ------
                  Total U.S. Equities.............................     41.79


          GLOBAL (EX-U.S.) EQUITIES
          Aerospace & Military....................................      0.65
          Airlines................................................      0.73
          Appliances & Household..................................      1.04
          Autos/Durables..........................................      1.38
          Banking.................................................      6.25
          Beverages and Tobacco...................................      1.80
          Broadcasting & Publishing...............................      2.69
          Building Materials......................................      0.64
          Business & Public Service...............................      2.31
          Chemicals...............................................      2.38
          Construction............................................      0.31%
          Data Processing.........................................      0.72
          Electric Components.....................................      0.61
          Electronics.............................................      3.08
          Energy..................................................      3.88
          Financial Services......................................      1.31
          Food & House Products...................................      2.35
          Forest Products.........................................      0.70
          Health & Personal Care..................................      3.76
          Industrial Components...................................      1.22
          Insurance...............................................      3.13
          Leisure & Tourism.......................................      0.22
          Machinery & Engineering.................................      0.39
          Merchandising...........................................      2.99
          Metals--Steel...........................................      0.20
          Multi-Industry..........................................      0.92
          Non-Ferrous Metals......................................      1.19
          Real Estate.............................................      0.44
          Recreation..............................................      0.43
          Telecommunications......................................      5.21
          Textiles & Apparel......................................      0.12
          Transportation..........................................      0.66
          Utilities...............................................      3.07
          Wholesale & International Trade.........................      0.27
                                                                      ------
                  Total Global (Ex-U.S.) Equities.................     57.05
          SHORT-TERM INVESTMENTS..................................      1.18
                                                                      ------
                  TOTAL INVESTMENTS...............................    100.02
          LIABILITIES, LESS CASH AND OTHER ASSETS.................     (0.02)
                                                                      ------
                  NET ASSETS......................................    100.00%
                                                                      ======

          ----------------------------------------------------------------------


================================================================================
28

                 Global Equity Fund -- Schedule of Investments
June 30, 1999
--------------------------------------------------------------------------------

                                           Shares        Value
                                          --------   ------------
Equities -- 98.84%
U.S. Equities -- 41.79%
Advanced Micro Devices, Inc. (b)........    17,800   $    321,513
Aetna, Inc..............................    12,300      1,100,081
Allergan, Inc...........................     3,900        432,900
Alza Corp. (b)..........................    16,200        824,175
American Standard Companies, Inc. (b)...     8,500        408,000
Aon Corp................................    20,925        863,156
Armstrong World Industries, Inc.........     2,200        127,188
BankBoston Corp.........................     4,500        230,063
Baxter International, Inc...............     9,000        545,625
Burlington Northern Santa Fe Corp.......    41,300      1,280,300
Champion Enterprises, Inc. (b)..........     6,700        124,788
Champion International Corp.............     2,600        124,475
Chase Manhattan Corp....................     7,100        615,037
CIGNA Corp..............................    10,000        890,000
Circuit City Stores-Circuit City Group..     7,600        706,800
CMS Energy Corp.........................     7,600        318,250
CommScope, Inc. (b).....................     7,133        219,340
Compaq Computer Corp....................     2,400         56,850
Computer Sciences Corp. (b).............     3,700        255,994
Compuware Corp. (b).....................     8,600        273,588
Comverse Technology, Inc. (b)...........     2,637        199,094
Consolidated Stores Corp. (b)...........    10,500        283,500
Corning, Inc............................    16,200      1,136,025
Covance, Inc. (b).......................     6,500        155,594
Crown Cork & Seal Co., Inc..............     2,100         59,850
Delphi Automotive Systems Corp..........    14,900        276,581
Dial Corp...............................     4,300        159,906
Dominion Resources, Inc.................     2,000         86,625
Eastman Chemical Co.....................     4,600        238,050
Electronic Data Systems Corp............    20,500      1,159,531
Eli Lilly and Co........................     4,500        322,312
Entergy Corp............................    21,600        675,000
FDX Corp. (b)...........................    25,200      1,367,100
Federal-Mogul Corp......................     4,100        213,200
First American Corp. of Tennessee.......     2,200         91,438
First Data Corp.........................    17,304        846,814
First Security Corp.....................     4,050        110,363
First Union Corp........................     6,900        324,300
Fleet Financial Group, Inc..............    10,300        457,062
Fleetwood Enterprises, Inc..............     5,300        140,119
Food Lion Inc., Class A.................    24,100        286,188
Fort James Corp.........................    14,300        541,612
GATX Corp...............................     1,100         41,869
General Instrument Corp. (b)............    21,100        896,750
Genzyme Corp. (b).......................     3,300        160,050
Genzyme Surgical Products Division (b)..       591          2,603
Geon Co.................................     1,400         45,150
GreenPoint Financial Corp...............    12,400        406,875
Hibernia Corp...........................     8,700        136,481
Household International, Inc............    13,400        634,825
Illinois Tool Works, Inc................     2,500        205,000
IMC Global, Inc.........................    15,000        264,375
Johnson Controls, Inc...................     3,900        270,319
Kimberly-Clark Corp.....................     9,600        547,200
Lafarge Corp............................     4,500        159,469
Lear Corp. (b)..........................     9,900   $    492,525
Lockheed Martin Corp....................    26,202        976,024
Lyondell Chemical Company...............    11,900        245,438
Martin Marietta Materials, Inc..........     2,435        143,665
Masco Corp..............................    25,800        744,975
Mattel, Inc.............................    11,700        309,319
MCN Energy Group, Inc...................     2,800         58,100
Nabisco Holdings Corp...................     1,600         69,200
National Service Industries, Inc........     3,600        129,600
New York Times Co.......................     4,400        161,975
Newell Rubbermaid, Inc..................     8,500        395,250
Nextel Communications, Inc. (b).........    11,500        577,156
Norfolk Southern Corp...................    14,200        427,775
Peco Energy Co..........................     8,510        356,356
Pentair, Inc............................     4,400        201,300
Philip Morris Companies, Inc............    13,100        526,456
PNC Bank Corp...........................     6,700        386,087
Praxair, Inc............................     7,000        342,562
Raytheon Co., Class B...................    16,700      1,175,263
Regions Financial Corp..................     2,100         80,719
Southdown, Inc..........................     4,776        306,858
St. Jude Medical, Inc. (b)..............    11,700        416,812
Tyson Foods, Inc........................    15,400        346,500
U.S. Bancorp............................    10,563        359,142
Ultramar Diamond Shamrock Corp..........     8,552        186,541
United Healthcare Corp..................     8,300        519,787
USG Corp................................     3,800        212,800
Vencor, Inc. (b)........................     9,100          1,365
Ventas, Inc.............................     5,600         30,100
Viad Corp...............................     8,100        250,594
W.W. Grainger, Inc......................     1,700         91,481
Wells Fargo and Co......................    14,400        615,600
Westvaco Corp...........................     3,600        104,400
Xerox Corp..............................    34,100      2,014,031
York International Corp.................     5,100        218,344
                                                     ------------
Total U.S. Equities.....................               36,093,454
                                                     ------------

Global (Ex-U.S.) Equities -- 57.05%
Australia --5.04%
Amcor Ltd...............................    14,200         78,933
Amp Ltd.................................    17,300        189,123
Brambles Industries Ltd.................     6,900        181,771
Broken Hill Proprietary Co., Ltd........    39,350        455,802
CSR Ltd.................................    54,400        155,552
David Jones Ltd.........................    48,400         47,413
Lend Lease Corp., Ltd...................    13,194        181,151
National Australia Bank Ltd.............    34,875        577,095
News Corp., Ltd.........................    58,540        499,458
News Corp., Ltd., Preferred.............    13,300        101,326
Orica Ltd...............................     4,000         21,845
Qantas Airways Ltd......................    73,977        244,338
QBE Insurance Group Ltd.................    25,042         95,308
Rio Tinto Ltd...........................    14,363        235,504
Santos Ltd..............................    26,000         85,187
Telstra Corp., Ltd......................    98,400        563,839
Westpac Banking Corp., Ltd..............    57,945        375,868

================================================================================

                 Global Equity Fund -- Schedule of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                           Shares        Value
                                          --------   ------------
WMC Ltd.................................    30,800   $    132,309
Woolworth's Ltd.........................    39,900        132,709
                                                     ------------
                                                        4,354,531
                                                     ------------

Austria -- 0.06%
Austria Tabakwerke AG...................       900         52,442
                                                     ------------

Belgium -- 0.75%
Fortis (B)..............................    15,562        488,695
KBC Bancassurance Holding...............     2,620        155,365
                                                     ------------
                                                          644,060
                                                     ------------

Canada -- 1.19%
Agrium, Inc.............................     6,200         54,037
Alcan Aluminum Ltd......................     2,300         72,647
Bank of Montreal........................     1,400         50,605
Canadian National Railway Co............     1,400         93,548
Canadian Pacific Ltd....................     4,116         97,331
Hudson's Bay Co.........................     4,300         47,936
Imasco Ltd..............................     2,300         61,692
Imperial Oil Ltd........................     3,600         68,103
Magna International, Inc., Class A......       600         33,788
Newbridge Networks Corp. (b)............     1,900         53,915
NOVA Chemicals Corp.....................     2,597         60,534
Potash Corporation of Saskatchewan, Inc.       600         30,870
Royal Bank of Canada....................     1,600         70,265
Seagram Co., Ltd........................       700         34,690
Shaw Communications, Inc., Class B......     3,000        118,168
TransCanada Pipelines Ltd...............     3,988         55,909
Westcoast Energy, Inc...................     1,000         19,526
                                                     ------------
                                                        1,023,564
                                                     ------------

Denmark -- 0.22%
Tele Danmark A/S........................     3,800        187,041
                                                     ------------

Finland -- 1.14%
Merita Ltd., Class A....................    36,700        208,546
Nokia Oyj...............................     5,400        473,367
UPM-Kymmene Corp........................    10,700        306,770
                                                     ------------
                                                          988,683
                                                     ------------

France -- 5.30%
Aerospatiale Matra......................     7,180        165,496
Air Liquide.............................     1,638        257,614
Banque Nationale de Paris...............     2,922        243,487
Carrefour S.A...........................     1,500        220,440
Cie de Saint Gobain.....................     1,136        181,005
Elf Aquitaine S.A.......................     2,832        415,607
France Telecom S.A......................     4,540        342,964
Air France (b)..........................     9,780        174,490
Groupe Danone...........................     1,230        317,125
Michelin, Class B.......................     3,031        124,003
Rhone-Poulenc, Class A..................     4,550        207,921
SEITA...................................     9,070        523,818
Societe Generale........................     1,223        215,553
Suez Lyonnaise des Eaux S.A.............     1,687   $    304,292
Thomson CSF.............................    10,045        349,112
Total Fina S.A., Class B................     2,249        290,156
Vivendi.................................     3,009        243,755
                                                     ------------
                                                        4,576,838
                                                     ------------
Germany -- 6.01%
Allianz AG..............................     1,463        408,882
Bayer AG................................    14,890        619,617
Continental AG..........................     9,100        217,728
DaimlerChrysler AG......................     4,625        403,999
Deutsche Bank AG........................     8,811        537,029
Deutsche Telekom AG.....................     9,960        418,574
Deutsche Telekom AG, Rights (b).........     9,960          1,951
Dresdner Bank AG........................     8,400        326,592
Mannesmann AG...........................     3,250        486,000
SAP AG..................................       400        137,163
Siemens AG..............................     8,020        618,673
Veba AG.................................    14,810        873,647
Volkswagen AG...........................     2,140        138,091
                                                     ------------
                                                        5,187,946
                                                     ------------

Italy -- 1.53%
Assicurazioni Generali..................     9,700        336,121
ENI Spa.................................    66,000        394,101
ENI Spa ADR.............................     1,700        102,000
La Rinascente Spa.......................    20,875        158,018
Montedison Spa..........................    86,091        140,282
San Paolo-imi, Spa......................    13,911        189,373
                                                     ------------
                                                        1,319,895
                                                     ------------

Japan -- 10.99%
Acom Co., Ltd...........................     2,100        181,304
Amada Co., Ltd..........................    11,000         77,702
Bank of Tokyo-Mitsubushi Ltd............    18,000        256,229
Bridgestone Corp........................     6,000        181,428
Canon,  Inc.............................     9,000        258,757
Citizen Watch Co., Ltd..................    10,000         86,748
Dai Nippon Printing Co., Ltd............    10,000        159,864
Daiichi Pharmaceutical Co., Ltd.........     9,000        139,640
Daikin Industries Ltd...................    22,000        255,370
Daiwa House Industry Co., Ltd...........     5,000         52,586
Denso Corp., Ltd........................     9,000        182,915
East Japan Railway Co...................        31        166,474
Fanuc...................................     4,300        230,915
Fuji Photo Film.........................     3,000        113,516
Fujitsu.................................    18,000        362,112
Honda Motor Co..........................     8,000        339,061
Hoya Corp...............................     2,000        112,855
Ito Yokado Co., Ltd.....................     5,000        334,600
Kaneka Corp.............................    11,000        103,602
Kao Corp................................     7,000        196,629
Kirin Brewery Co., Ltd..................    12,000        143,754
Kokuyo..................................     3,000         48,331
Kuraray Co., Ltd........................    13,000        156,378
Marui Co., Ltd..........................     6,000         99,141
Matsushita Electric Industrial Co.......    13,000        252,396

================================================================================
30

                 Global Equity Fund -- Schedule of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                Shares        Value
                                              ----------   ------------
Mitsubishi Estate Co., Ltd..................      20,000   $    195,142
Mitsubishi Corp.............................      35,000        237,112
NGK Insulators..............................      17,000        177,528
Nintendo Corp., Ltd.........................       1,100        154,585
Nippon Meat Packers, Inc....................       8,000        104,428
Nippon Steel Co.............................      73,000        169,473
Nippon Telegraph & Telephone Corp...........          46        535,856
Nomura Securities Co., Ltd..................      18,000        210,724
Obayashi Corp...............................      17,000         85,534
Osaka Gas Co................................      52,000        176,570
Sankyo Co., Ltd.............................       8,000        201,586
Sanwa Bank Ltd..............................      12,000        118,077
Secom Co., Ltd..............................       3,000        312,293
Sega Enterprises Ltd........................       1,000         13,227
Sekisui House Ltd...........................      12,000        129,478
Shin-Etsu Chemical Co., Ltd.................       2,000         66,920
Sony Corp...................................       2,300        247,976
Sumitomo Bank...............................      13,000        161,211
Sumitomo Chemical Co........................      26,000        119,217
Sumitomo Electric Industries................      12,000        136,418
Takeda Chemical Industries..................       7,000        324,438
TDK Corp....................................       2,000        182,915
Tokio Marine & Fire Insurance Co............      10,000        108,642
Tokyo Electric Power........................      11,000        232,196
Toshiba Corp................................      25,000        178,247
Toyota Motor Corp...........................      10,000        316,424
Yamato Transport Co., Ltd...................       6,000        104,594
                                                           ------------
                                                              9,493,118
                                                           ------------

Netherlands -- 2.78%
Elsevier NV.................................      31,100        360,826
Heineken NV.................................       2,393        122,531
ING Groep NV................................      13,762        745,120
Koninklijke KPN NV..........................       8,644        405,612
Royal Dutch Petroleum Co....................       8,275        484,732
Unilever NV.................................       4,236        285,487
                                                           ------------
                                                              2,404,308
                                                           ------------

New Zealand -- 0.84%
Auckland International Airport Ltd..........      32,000         49,175
Carter Holt Harvey Ltd......................      48,000         57,483
Fletcher Challenge Paper....................      73,100         54,617
Lion Nathan Ltd.............................      36,000         86,225
Telecom Corp. of New Zealand Ltd............     111,400        478,150
                                                           ------------
                                                                725,650
                                                           ------------

Norway -- 0.22%
Norsk Hydro ASA.............................       2,100         79,225
Norske Skogindustrier ASA...................       3,000        110,511
                                                           ------------
                                                                189,736
                                                           ------------

Portugal -- 0.24%
EDP Electricidade de Portugal S.A...........      11,500        207,075
                                                           ------------

Singapore -- 0.69%
Singapore Press Holdings Ltd................      24,046        409,594
United Overseas Bank Ltd. (Frgn.)...........      27,000        188,723
                                                           ------------
                                                                598,317
                                                           ------------

Spain -- 1.28%
Banco Popular S.A...........................       2,883   $    207,383
Banco Santander Central Hispano, S.A........      32,134        334,712
Endesa, S.A.................................      10,383        221,441
Telefonica, S.A. (b)........................       7,090        341,540
                                                           ------------
                                                              1,105,076
                                                           ------------

Sweden -- 1.52%
Electrolux AB,  B Shares....................      19,060        399,045
Ericsson LM, B Shares.......................      10,080        323,077
Investor AB, B Shares.......................      18,240        203,811
Nordbanken Holding AB.......................      23,910        139,770
Swedish Match AB............................      69,250        246,798
                                                           ------------
                                                              1,312,501
                                                           ------------

Switzerland -- 3.10%
Adecco S.A..................................         220        117,882
Holderbank Financiere Glarus AG, B Shares...         180        212,466
Holderbank Financiere Glarus AG, Rights.....          24            352
Nestle S.A. (Reg.)..........................         402        724,303
Novartis AG (Reg.)..........................         415        605,976
Roche Holding AG (Gen.).....................          53        544,796
Swiss Reinsurance Co. (Reg.)................          35         66,641
Swisscom AG (Reg.)..........................       1,083        407,536
                                                           ------------
                                                              2,679,952
                                                           ------------

United Kingdom -- 14.15%
Allied Zurich PLC...........................      23,375        293,846
AstraZeneca PLC.............................       6,639        256,811
Barclays PLC................................      12,000        349,180
BOC Group PLC...............................      29,000        566,834
Boots Company PLC...........................      19,500        231,609
British Aerospace PLC.......................       7,000         45,433
British Airways PLC.........................      31,000        213,907
BP Amoco PLC................................      51,904        930,247
British Telecommunications PLC..............      20,000        335,120
Charter PLC.................................      49,922        292,733
Coats Viyella PLC...........................     128,250        103,101
Diageo PLC..................................      32,630        340,753
FKI PLC.....................................     122,405        380,220
General Electric Co. PLC....................      61,820        630,478
Glaxo Wellcome PLC..........................      24,620        684,191
Greenalls Group PLC.........................      33,500        187,461
House of Fraser PLC.........................      45,250         62,411
Lloyds TSB Group PLC........................      51,220        694,344
Marks & Spencer PLC.........................     116,120        671,753
Mirror Group PLC............................      66,000        256,322
National Power PLC..........................      49,500        360,482
Nycomed Amersham PLC........................      41,000        285,009
Peninsular & Oriental Steam Navigation Co...      13,475        202,316
Prudential Corp. PLC........................      39,000        574,180
Reckitt & Colman PLC........................      18,000        187,689
Reed International PLC......................      35,000        233,508
Rio Tinto Ltd...............................      35,020        587,071
RJB Mining PLC..............................      52,500         43,447
Royal & Sun Alliance Insurance Group PLC....      16,162        144,959
Sainsbury (J.) PLC..........................      13,500         85,120

================================================================================

                 Global Equity Fund -- Schedule of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                           Shares        Value
                                          --------   ------------
Scottish Southern Energy PLC..........      49,650   $    507,926
Tesco PLC.............................     190,250        489,570
Thames Water PLC......................      15,458        245,125
Unilever PLC..........................      24,000        213,556
United News & Media PLC...............      36,000        346,154
Yorkshire Water PLC...................      27,500        191,165
                                                     ------------
                                                       12,224,031
                                                     ------------
Total Global (Ex-U.S.) Equities.......                 49,274,764
                                                     ------------
Total Equities (Cost $69,139,277).....                 85,368,218
                                                     ------------

                                           Shares        Value
                                         ---------   ------------
Short-Term Investments -- 1.18%
Investment Companies -- 1.18%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund
  (Cost $1,022,188)...................   1,022,188   $  1,022,188
                                                     ------------

Total Investments
    (Cost $70,161,465)-- 100.02% (a)..                 86,390,406

Liabilities, less cash and other
   assets-- (0.02%)...................                    (22,199)
                                                     ------------
Net Assets-- 100%.....................               $ 86,368,207
                                                     ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $70,161,465; and net unrealized appreciation consisted of:

        Gross unrealized appreciation....................       $ 18,488,893
        Gross unrealized depreciation....................         (2,259,952)
                                                                ------------
            Net unrealized appreciation..................       $ 16,228,941
                                                                ============

(b) Non-income producing security

FORWARD FOREIGN CURRENCY CONTRACTS

The Global Equity Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                                 Settlement         Local           Current      Unrealized
                                                                    Date          Currency           Value       Gain/(Loss)
                                                               -------------    ------------    -------------   -----------
Forward Foreign Currency Buy Contracts
Australian Dollar...........................................       12/3/99          2,300,000      $ 1,525,877     $ 21,010
Canadian Dollar.............................................       12/3/99          5,500,000        3,723,714       (7,123)
Euro........................................................       12/3/99          3,400,000        3,549,505      (57,895)
Swedish Krona...............................................       12/3/99         26,600,000        3,161,221       30,520

Forward Foreign Currency Sale Contracts
British Pound...............................................       12/3/99          6,500,000       10,344,610      130,813
Japanese Yen................................................       12/3/99        818,000,000        6,923,483       13,424
                                                                                                                   ---------
         Total..............................................                                                       $130,749
                                                                                                                   =========

                See accompanying notes to financial statements.

================================================================================
32

                  Global Equity Fund  -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
   Investments, at value:
      Unaffiliated issuers (Cost $69,139,277)..............................................   $85,368,218
      Affiliated issuers (Cost $1,022,188).................................................     1,022,188
   Foreign currency, at value (Cost $517,126)..............................................       518,741
   Receivables:
     Investment securities sold............................................................       351,137
     Dividends.............................................................................       183,865
     Interest..............................................................................         2,812
     Fund shares sold......................................................................       134,588
   Net unrealized appreciation on forward foreign currency contracts.......................       130,749
   Other assets............................................................................         2,450
                                                                                              -----------
         TOTAL ASSETS......................................................................    87,714,748
                                                                                              -----------
LIABILITIES:
   Payables:
     Investment securities purchased.......................................................       782,515
     Fund shares redeemed..................................................................       423,872
     Investment advisory fees..............................................................        53,551
     Accrued expenses......................................................................        86,603
                                                                                              -----------
         TOTAL LIABILITIES.................................................................     1,346,541
                                                                                              -----------
NET ASSETS.................................................................................   $86,368,207
                                                                                              ===========
NET ASSETS CONSIST OF:
   Paid in capital.........................................................................   $65,256,033
   Accumulated undistributed net investment income.........................................       302,311
   Accumulated net realized gain...........................................................     4,451,473
   Net unrealized appreciation.............................................................    16,358,390
                                                                                              -----------
         NET ASSETS........................................................................   $86,368,207
                                                                                              ===========


OFFERING PRICE PER SHARE:
   Brinson Class I:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $42,106,094 and 3,136,505 shares issued and outstanding)............................   $     13.42
                                                                                              ===========

   Brinson Class N:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $220,133 and 16,424 shares issued and outstanding)..................................   $     13.40
                                                                                              ===========

   UBS Investment Funds Class:
     Net asset value, offering price and redemption price per share (Based on net assets of
       $44,041,980 and 3,285,531 shares issued and outstanding)............................   $     13.40
                                                                                              ===========

                See accompanying notes to financial statements.

================================================================================

                  Global Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
   Dividends (net of $122,328 for foreign taxes withheld)................................   $    1,543,814
   Interest..............................................................................          103,965
                                                                                            --------------
         TOTAL INCOME....................................................................        1,647,779
                                                                                            --------------
EXPENSES:
   Advisory..............................................................................          628,067
   Distribution..........................................................................          362,686
   Printing..............................................................................           66,751
   Professional..........................................................................           44,351
   Custodian.............................................................................           26,931
   Other.................................................................................           58,844
                                                                                            --------------
         TOTAL EXPENSES..................................................................        1,187,630
                                                                                            --------------
         Expenses waived by Advisor......................................................          (36,960)
                                                                                            --------------
         NET EXPENSES....................................................................        1,150,670
                                                                                            --------------
         NET INVESTMENT INCOME...........................................................          497,109
                                                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
     Investments.........................................................................        5,304,186
     Futures contracts...................................................................         (511,514)
     Foreign currency transactions.......................................................          804,005
                                                                                            --------------
         Net realized gain...............................................................        5,596,677
                                                                                            --------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency....................................................          346,586
     Futures contracts...................................................................          575,614
     Forward contracts...................................................................          214,544
     Translation of other assets and liabilities denominated in foreign currency.........           (4,441)
                                                                                            --------------
         Change in net unrealized appreciation or depreciation...........................        1,132,303
                                                                                            --------------
   Net realized and unrealized gain......................................................        6,728,980
                                                                                            --------------
   Net increase in net assets resulting from operations..................................   $    7,226,089
                                                                                            ==============

                See accompanying notes to financial statements.

================================================================================
34

                  Global Equity Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Year                    Year
                                                                                               Ended                   Ended
                                                                                           June 30, 1999          June 30, 1998
                                                                                          --------------          -------------
OPERATIONS:
   Net investment income...............................................................   $      497,109          $     677,369
   Net realized gain...................................................................        5,596,677              6,903,703
   Change in net unrealized appreciation or depreciation...............................        1,132,303             (1,282,988)
                                                                                          --------------          -------------
   Net increase in net assets resulting from operations................................        7,226,089              6,298,084
                                                                                          --------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income:
     Brinson Class I...................................................................         (384,423)              (242,673)
     Brinson Class N...................................................................           (2,181)                   (11)
     UBS Investment Funds Class........................................................         (219,326)              (397,017)
   Distributions from net realized gain:
     Brinson Class I...................................................................         (352,100)            (1,266,777)
     Brinson Class N...................................................................           (2,950)                   (82)
     UBS Investment Funds Class........................................................         (713,059)            (5,307,194)
                                                                                          --------------          -------------
     Total distributions to shareholders...............................................       (1,674,039)            (7,213,754)
                                                                                          --------------          -------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold.........................................................................       34,808,631             40,216,740
   Shares issued on reinvestment of distributions......................................        1,462,446              6,378,677
   Shares redeemed.....................................................................      (37,326,928)           (73,542,587)
                                                                                          --------------          -------------
   Net decrease in net assets resulting from capital share transactions................       (1,055,851)           (26,947,170)
                                                                                          --------------          -------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS......................................        4,496,199            (27,862,840)
                                                                                          --------------          -------------

NET ASSETs:
   Beginning of year...................................................................       81,872,008            109,734,848
                                                                                          --------------          -------------
   End of year (including accumulated undistributed net investment income of
     $302,311 and $377,184, respectively)..............................................  $    86,368,207          $  81,872,008
                                                                                         ===============          =============


                See accompanying notes to financial statements.


================================================================================

                  Global Equity Fund -- Financial Highlights

________________________________________________________________________________

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                    Year Ended June 30,
                                                                 ----------------------------------------------------------
Brinson Class I                                                    1999        1998        1997         1996        1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.........................      $ 12.54     $ 12.76      $ 11.57     $  9.93     $  9.49
                                                                 -------     -------      -------     -------     -------
   Income from investment operations:
      Net investment income................................         0.14*       0.22         0.16        0.18        0.18
      Net realized and unrealized gain.....................         1.09        0.78         2.14        2.29        0.39
                                                                 -------     -------      -------     -------     -------
          Total income from investment operations..........         1.23        1.00         2.30        2.47        0.57
                                                                 -------     -------      -------     -------     -------

   Less distributions:
      Distributions from net investment income.............        (0.17)      (0.17)       (0.12)      (0.14)      (0.04)
      Distributions from and in excess of net
        realized gain......................................        (0.18)      (1.05)       (0.99)      (0.69)      (0.09)
                                                                 -------     -------      -------     -------     -------
          Total distributions..............................        (0.35)      (1.22)       (1.11)      (0.83)      (0.13)
                                                                 -------     -------      -------     -------     -------
Net asset value, end of year...............................      $ 13.42     $ 12.54      $ 12.76     $ 11.57     $  9.93
                                                                 =======     =======      =======     =======     =======
Total return...............................................        10.14%       8.99%       21.26%      25.66%       6.06%
Ratios/Supplemental data:
   Net assets, end of year (in 000s).......................      $42,106     $22,724      $48,054     $27,126     $20,706
   Ratio of expenses to average net assets:
      Before expense reimbursement.........................         1.05%       1.02%        1.25%       1.77%       2.06%
      After expense reimbursement..........................         1.00%       1.00%        1.00%       1.00%       1.00%
   Ratio of net investment income to average
      net assets:
      Before expense reimbursement.........................         1.05%       1.29%        1.35%       0.57%       0.71%
      After expense reimbursement..........................         1.10%       1.31%        1.60%       1.34%       1.77%
   Portfolio turnover rate.................................           86%         46%          32%         74%         36%

   *The net investment income per share data was determined by using average shares outstanding throughout the period.



                  See accompany notes to financial statements.


================================================================================
36

                  Global Equity Fund -- Financial Highlights

________________________________________________________________________________

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                        Year Ended         Year Ended
Brinson Class N                                                       June 30, 1999       June 30, 1998
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............................         $ 12.53              $ 12.76
                                                                         -------              -------
   Income from investment operations:
      Net investment income.....................................            0.10*                0.13
      Net realized and unrealized gain..........................            1.09                 0.82
                                                                         -------              -------
          Total income from investment operations...............            1.19                 0.95
                                                                         -------              -------
   Less distributions:
      Distributions from net investment income..................           (0.14)               (0.13)
      Distributions from net realized gain......................           (0.18)               (1.05)
                                                                         -------              -------
          Total distributions...................................           (0.32)               (1.18)
                                                                         -------              -------
Net asset value, end of year....................................         $ 13.40              $ 12.53
                                                                         =======              =======
Total return....................................................            9.80%                8.60%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)............................         $   220              $     1
   Ratio of expenses to average net assets:
      Before expense reimbursement..............................            1.30%                1.27%
      After expense reimbursement...............................            1.25%                1.25%
   Ratio of net investment income to average net assets:
      Before expense reimbursement..............................            0.80%                1.04%
      After expense reimbursement...............................            0.85%                1.06%
   Portfolio turnover rate......................................              86%                  46%

   * The net investment income per share data was determined by using average shares outstanding throughout the period.



                See accompanying notes to financial statements.


================================================================================

          Global Bond Fund

--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Our Global Bond Fund strategy is the result of several key investment decisions. We determine optimal country and currency weightings based on our assessments of global macroeconomic and political landscapes. We choose a maturity mix that provides opportunity for appreciation while also limiting interest rate risks. And importantly, we analyze and select the very best issues within each country or market. All of these decisions are made in a global asset allocation framework. They are interactive and synthesize the ideas of our fixed income professionals around the world.

          Since its performance inception on July 31, 1993, the Brinson Global Bond Fund Class I has produced an annualized return of 5.91% compared to the 5.99% return of its benchmark, the Salomon Smith Barney World Government Bond Index. The annualized volatility or risk of the Fund was lower than that of the benchmark at 4.74% and 5.76% respectively. During the first half of 1999, the Fund was down 6.37% while the benchmark was down 7.17%.

          The first half of 1999 was very difficult for global bond markets with two consecutive quarters of negative returns. Yield increases have been spurred by increasing volatility and strong economic activity that is causing market participants to worry increasingly about future inflation rates.

          Bond markets were characterized by a high level of volatility in the first quarter of 1999. After a fairly stable January, February turned in the worst one-month performance record for U.S. Treasury securities in 18 years. The largest changes took place among securities with longer terms to maturity, while shorter-term treasury bills were relatively stable.

          This volatility was spurred somewhat by Federal Reserve (Fed) chairman Alan Greenspan's testimony to Congress in February. He stated that the Fed expects stronger growth and higher inflation in the U.S. than was originally called for in the fall of 1998. Even though these adjustments were modest, they were sufficient enough to disappoint investors.

          U.S. bond yields in the second quarter were driven well above our estimates of fair value by market expectations of higher inflation and anticipation of the 25 basis point rate hike by the Fed which occurred on June 30. As a result, we have set representative duration strategies longer than the benchmark in the U.S. component of the Fund at 1.05 times the benchmark.

          Interest rates were cut in the U.K. and EMU during the second quarter. While these rate cuts might ordinarily be seen as bullish developments, easier monetary policy in the context of improving economic prospects has led instead to steeper yield curves providing further evidence that market participants are concerned about the longer-term inflation outlook.

          Downward movement in bond yields in Japan during the quarter took this already overvalued market to extremes not seen since last summer, and prompted us to eliminate our small exposure to Japan. Proceeds were invested in the U.K., taking it to an overweight position. Our strategies elsewhere continue to emphasize the higher yielding market of the U.S. (our largest country overweight), Australia and Canada.


================================================================================
38

          Global Bond Fund

--------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Total Return
                                                                   6 months     1 year      3 years     5 years    7/31/93*
                                                                     ended       ended       ended       ended        to
                                                                    6/30/99     6/30/99     6/30/99     6/30/99     6/30/99
          ------------------------------------------------------------------------------------------------------------------------
          Brinson Global Bond Fund Class I                           -6.37%      3.13%       4.48%       7.20%      5.91%
          ------------------------------------------------------------------------------------------------------------------------
          Salomon Smith Barney World Gov't Bond Index                -7.17       4.13        4.11        6.11       5.99
          ------------------------------------------------------------------------------------------------------------------------

          *Performance inception date of the Brinson Global Bond Fund Class I.

          Total return includes reinvestment of all capital gain and income distributions.

          All total returns in excess of 1 year are average annualized returns.

          Illustration of an Assumed Investment of $1,000,000

          This chart shows the growth in the value of an investment in the Brinson Global Bond Fund Class I and the Salomon Smith Barney World Government Bond Index if you had invested $1,000,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

          Brinson Global Bond Fund Class I
          vs. Salomon Smith Barney World Government Bond Index
          Wealth Value with Dividends Reinvested

                             [CHART APPEARS HERE]

-----------------------------------------------------
         Label             A                 B
-----------------------------------------------------
                     Brinson Global B  Salmon Smith E
-----------------------------------------------------
Label     7/31/93        $1,000,000        $1,000,000
-----------------------------------------------------
    1     8/31/93        $1,019,000        $1,030,100
-----------------------------------------------------
    2     9/30/93        $1,022,010        $1,042,358
-----------------------------------------------------
    3    10/31/93        $1,032,059        $1,040,586
-----------------------------------------------------
    4    11/30/93        $1,023,015        $1,033,198
-----------------------------------------------------
    5    12/31/93        $1,038,591        $1,041,929
-----------------------------------------------------
    6     1/31/94        $1,045,818        $1,050,264
-----------------------------------------------------
    7     2/28/94        $1,021,040        $1,043,437
-----------------------------------------------------
    8     3/31/94        $1,007,619        $1,041,976
-----------------------------------------------------
    9     4/30/94        $1,002,457        $1,043,123
-----------------------------------------------------
   10     5/31/94        $  994,198        $1,033,943
-----------------------------------------------------
   11     6/30/94        $  992,146        $1,048,832
-----------------------------------------------------
   12     7/31/94        $  999,419        $1,057,223
-----------------------------------------------------
   13     8/31/94        $1,000,457        $1,053,522
-----------------------------------------------------
   14     9/30/94        $1,001,496        $1,061,108
-----------------------------------------------------
   15    10/31/94        $1,005,652        $1,078,085
-----------------------------------------------------
   16    11/30/94        $1,003,574        $1,063,208
-----------------------------------------------------
   17    12/31/94        $1,002,396        $1,066,185
-----------------------------------------------------
   18     1/31/95        $1,012,827        $1,088,575
-----------------------------------------------------
   19     2/28/95        $1,030,559        $1,116,442
-----------------------------------------------------
   20     3/31/95        $1,044,119        $1,182,759
-----------------------------------------------------
   21     4/30/95        $1,069,153        $1,204,640
-----------------------------------------------------
   22     5/31/95        $1,106,704        $1,238,611
-----------------------------------------------------
   23     6/30/95        $1,104,638        $1,245,919
-----------------------------------------------------
   24     7/31/95        $1,122,712        $1,248,909
-----------------------------------------------------
   25     8/31/95        $1,134,406        $1,205,946
-----------------------------------------------------
   26     9/30/95        $1,148,228        $1,232,839
-----------------------------------------------------
   27    10/31/95        $1,167,365        $1,241,962
-----------------------------------------------------
   28    11/30/95        $1,190,755        $1,255,996
-----------------------------------------------------
   29    12/31/95        $1,206,119        $1,269,184
-----------------------------------------------------
   30     1/31/96        $1,212,149        $1,253,573
-----------------------------------------------------
   31     2/29/96        $1,200,088        $1,247,180
-----------------------------------------------------
   32     3/31/96        $1,204,913        $1,245,434
-----------------------------------------------------
   33     4/30/96        $1,216,974        $1,240,452
-----------------------------------------------------
   34     5/31/96        $1,220,592        $1,240,700
-----------------------------------------------------
   35     6/30/96        $1,231,653        $1,250,502
-----------------------------------------------------
   36     7/31/96        $1,243,921        $1,274,511
-----------------------------------------------------
   37     8/31/96        $1,253,735        $1,279,482
-----------------------------------------------------
   38     9/30/96        $1,274,590        $1,284,728
-----------------------------------------------------
   39    10/31/96        $1,301,578        $1,308,752
-----------------------------------------------------
   40    11/30/96        $1,326,113        $1,326,028
-----------------------------------------------------
   41    12/31/96        $1,318,299        $1,315,287
-----------------------------------------------------
   42     1/31/97        $1,297,658        $1,280,169
-----------------------------------------------------
   43     2/28/97        $1,299,034        $1,270,567
-----------------------------------------------------
   44     3/31/97        $1,279,768        $1,260,911
-----------------------------------------------------
   45     4/30/97        $1,272,888        $1,249,815
-----------------------------------------------------
   46     5/31/97        $1,310,043        $1,283,810
-----------------------------------------------------
   47     6/30/97        $1,326,556        $1,299,088
-----------------------------------------------------
   48     7/31/97        $1,321,051        $1,288,955
-----------------------------------------------------
   49     8/31/97        $1,316,923        $1,288,181
-----------------------------------------------------
   50     9/30/97        $1,343,069        $1,315,619
-----------------------------------------------------
   51    10/31/97        $1,360,958        $1,342,984
-----------------------------------------------------
   52    11/30/97        $1,343,069        $1,322,437
-----------------------------------------------------
   53    12/31/97        $1,339,835        $1,318,469
-----------------------------------------------------
   54     1/31/98        $1,351,311        $1,331,259
-----------------------------------------------------
   55     2/28/98        $1,359,918        $1,342,042
-----------------------------------------------------
   56     3/31/98        $1,345,573        $1,328,756
-----------------------------------------------------
   57     4/30/98        $1,362,787        $1,350,016
-----------------------------------------------------
   58     5/31/98        $1,362,787        $1,353,121
-----------------------------------------------------
   59     6/30/98        $1,362,306        $1,355,150
-----------------------------------------------------
   60     7/31/98        $1,362,306        $1,356,912
-----------------------------------------------------
   61     8/31/98        $1,378,231        $1,393,820
-----------------------------------------------------
   62     9/30/98        $1,444,826        $1,467,971
-----------------------------------------------------
   63    10/31/98        $1,476,676        $1,511,423
-----------------------------------------------------
   64    11/30/98        $1,466,542        $1,490,112
-----------------------------------------------------
   65    12/31/98        $1,500,412        $1,520,063
-----------------------------------------------------
   66     1/31/99        $1,500,412        $1,506,079
-----------------------------------------------------
   67     2/28/99        $1,451,914        $1,457,734
-----------------------------------------------------
   68     3/31/99        $1,450,398        $1,461,378
-----------------------------------------------------
   69     4/30/99        $1,453,429        $1,460,793
-----------------------------------------------------
   71     5/31/99        $1,427,665        $1,436,252
-----------------------------------------------------
   72     6/30/99        $1,404,902        $1,411,118
-----------------------------------------------------

Fund returns are net of all fees and costs, while the index returns are based solely on market returns without deduction for fees or transactions costs for rebalancing.

===============================================================================

          Global Bond Fund

-------------------------------------------------------------------------------
[LOGO OF BRINSON]

Total Return

                                                                                 6 months     1 year     6/30/97*
                                                                                  ended       ended        to
                                                                                 6/30/99     6/30/99     6/30/99
          -------------------------------------------------------------------------------------------------------
          Brinson Global Bond Fund Class N                                          -6.57%       2.89%      2.63%
          -------------------------------------------------------------------------------------------------------
          Salomon Smith Barney World Gov't Bond Index                               -7.17        4.13       4.22
          -------------------------------------------------------------------------------------------------------

          *Inception date of the Brinson Global Bond Fund Class N.

          Total return includes reinvestment of all capital gain and income distributions.

          All total returns in excess of 1 year are average annualized returns.

          Illustration of an Assumed Investment of $1,000,000

          This chart shows the growth in the value of an investment in the Brinson Global Bond Fund Class N and the Salomon Smith Barney World Government Bond Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Global Bond Fund Class N
vs. Salomon Smith Barney World Government Bond Index
Wealth Value with Dividends Reinvested

                             [CHART APPEARS HERE]


                    Label                         A                                                 B
          -------------------------------------------------------------------------------------------------------------
          Label                    Brinson Global Bond Fund Class N         Salomon Smith Barney World Gov't Bond Index
          -------------------------------------------------------------------------------------------------------------
                 30/06/97                                $1,000,000                                          $1,000,000
                 31/07/97                                $  995,851                                          $  992,200
                 31/08/97                                $  991,701                                          $  991,605
                 30/09/97                                $1,011,411                                          $1,012,726
                 31/10/97                                $1,023,859                                          $1,033,791
                 30/11/97                                $1,010,373                                          $1,017,974
                 31/12/97                                $1,008,216                                          $1,014,920
                 31/01/98                                $1,015,772                                          $1,024,764
                 28/02/98                                $1,022,249                                          $1,033,065
                 31/03/98                                $1,011,454                                          $1,022,838
                 30/04/98                                $1,024,408                                          $1,039,203
                 31/05/98                                $1,023,328                                          $1,041,593
                 30/06/98                                $1,023,719                                          $1,043,156
                  31/7/98                                $1,022,630                                          $1,044,512
                  31/8/98                                $1,034,610                                          $1,072,922
                  30/9/98                                $1,083,618                                          $1,130,002
                 31/10/98                                $1,106,488                                          $1,163,450
                 30/11/98                                $1,101,043                                          $1,147,045
                 31/12/98                                $1,127,443                                          $1,170,101
                 31/01/99                                $1,126,303                                          $1,159,336
                 28/02/99                                $1,089,823                                          $1,122,121
                 31/03/99                                $1,088,683                                          $1,124,927
                 30/04/99                                $1,090,963                                          $1,124,477
                 31/05/99                                $1,069,304                                          $1,105,585
                 30/06/99                                $1,053,324                                          $1,086,238
                  6/30/97=$1,000,000
                 Data through 6/30/99

          Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

          =====================================================================
40

          Global Bond Fund

-------------------------------------------------------------------------------
[LOGO OF BRINSON]

          Asset Allocation

          As of June 30, 1999

                                                     Current
                                       Benchmark    Strategy
          ----------------------------------------------------
          U.S.                              29.5%       39.5%
          Australia                          0.7         5.7
          Austria                            0.9         0.0
          Belgium                            2.7         0.0
          Canada                             3.0         5.8
          Denmark                            1.5         4.5
          Finland                            0.7         0.0
          France                             8.1         9.2
          Germany                            8.5         6.7
          Ireland                            0.3         0.0
          Italy                              8.4         2.4
          Japan                             21.3         0.0
          Netherlands                        2.8         4.8
          Portugal                           0.4         0.0
          Spain                              3.3         3.1
          Sweden                             1.2         6.8
          Switzerland                        0.5         0.0
          U.K.                               6.2         9.2
          Euro                               0.0         2.3
          ----------------------------------------------------
                                           100.0%      100.0%

          Currency Allocation

          As of June 30, 1999

                                                     Current
                                        Benchmark   Strategy
          ---------------------------------------------------
          U.S.                               29.5%      25.5%
          Australia                           0.7        6.7
          Canada                              3.0        3.0
          Denmark                             1.5        1.5
          Euro                               36.0       44.3
          Japan                              21.3       13.3
          Sweden                              1.3        5.2
          Switzerland                         0.5        0.5
          U.K.                                6.2        0.0
          ---------------------------------------------------
                                            100.0%     100.0%


          Industry Diversification

          As a Percent of Net Assets
          As of June 30, 1999

          ---------------------------------------------------
          U.S. Bonds
          Corporate Bonds
          Airlines...............................   0.72%
          Asset-Backed...........................   2.05
          CMO....................................   1.38
          Consumer...............................   0.57
          Financial Services.....................   1.28
          Food and Housing Products..............   0.51
          Industrial Components..................   0.55
          Services/Miscellaneous.................   0.82
          Utilities..............................   0.24
                                                  ------
                                                    8.12
                                                  ------

          International Dollar Bonds.............   3.95
          Mortgage-Backed Securities.............   6.08
          U.S. Government Agencies...............  10.74
          U.S. Government Obligations............   7.91
                                                  ------
                                                   28.68
                                                  ------
                Total U.S. Bonds.................  36.80
                                                  ------
          Global (Ex-U.S.) Bonds
          Foreign Financial Bonds................   8.52
          Foreign Government Bonds...............  70.21
                                                  ------
                   Total Global (Ex-U.S.) Bonds..  78.73

          SHORT-TERM INVESTMENTS.................   6.24
                                                  ------
                   TOTAL INVESTMENTS............. 121.77

          LIABILITIES, LESS Cash
             AND OTHER ASSETS.................... (21.77)
                                                  ------
                   NET ASSETS.................... 100.00%
                                                  ======

================================================================================

                  Global Bond Fund -- Schedule of Investments

June 30, 1998
--------------------------------------------------------------------------------

                                                     Face
                                                    Amount             Value
                                                 ------------       ------------
Bonds -- 115.53%
U.S. Bonds -- 36.80%
U.S. Corporate Bonds -- 8.12%
ABN Amro Mortgage Corp., Series
  99-2 IA2, 6.300%, due 04/25/29..............   $    345,000       $    335,243
Bear Stearns Mortgage Securities, Inc.,
  96-7A4 6.000%, due 01/28/09.................        200,000            193,000
Cendant Corp., 7.750%, due 12/01/03...........        500,000            505,011
Centaur Funding Corp., 144A, 0.000%,
  due 04/21/20 (b)............................            750            115,875
Centaur Funding Corp., 144A, 9.080%,
  due 04/21/20................................            390            418,519
Chase Manhattan Auto Owner Trust, 96-C,
  Class A4, 6.150%, due 03/15/02..............        125,000            125,611
Citigroup Inc., 5.800%, due 03/15/04..........        500,000            484,932
Comed Transitional Funding Trust, 98-1,
  Class A7, 5.740%, due 12/25/10..............        370,000            345,081
Continental Airlines, Inc., 99-2, 7.056%,
   due 09/15/09...............................        710,000            712,577
Countrywide Capital, Inc., 8.000%,
   due 12/15/26...............................        250,000            238,167
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03...............        240,000            240,698
First Union Lehman Brothers, 97-C2,
  Class A2, 6.600%, due 05/18/07..............        240,000            235,702
Kroger Co., 6.000%, due 07/01/00..............        500,000            499,475
News America Holdings, 7.750%, due 12/01/45...        575,000            545,045
Noram Energy Corp., 6.375%, due 11/01/03......         75,000             73,320
Norwest Asset Securities Corp., 98-25,
  Class A5, 6.000%, due 12/25/28..............        965,000            927,317
Peco Energy Transition Trust, 6.130%,
  due 03/01/09................................        540,000            512,012
Premier Auto Trust, 96-3, Class A4,
  96-3A 6.750%, due 11/06/00..................        400,365            402,183
The Money Store, 98-B, Class AF2,
  6.115%, due 05/15/10........................         56,335             56,272
Time Warner, Inc., 7.570%, due 02/01/24.......        560,000            557,693
USA Waste Services, 7.000%, due 10/01/04......        300,000            302,797
Western Resources, Inc., 6.875%, due 08/01/04.        160,000            159,635
                                                                    ------------
                                                                       7,986,165
                                                                    ------------
Mortgage-Backed Securities -- 6.08%
GE Capital Mortgage Services, Inc., 93-7F,
  Class FA3, 6.500%, due 09/25/08.............        194,457            194,429
Heller Financial Commercial Mortgage Assets,
  Series 99-PH1 A1, 6.500%, due 05/15/31......        413,048            409,281
LB Commercial Conduit Mortgage Trust,
  Series 99-C1 A1, 6.410%, due 10/15/30.......        560,000            552,591
PNC Mortgage Securities Corp., 94-3,
  Class A8, 7.500%, due 07/25/24..............        190,000            188,026
Prudential Home Mortgage Securities
  93-43, Class A9, 6.750%, due 10/25/23.......        206,269            201,568
  96-7, Class A4, 6.750%, due 06/25/11........        150,000            148,257
Residential Accredit Loans, Inc.
  96-QS4, Class Al10, 7.900%, due 08/25/26....        625,000            635,387
  98-QS4, Class AI5, 7.000%, due 03/25/28.....        400,000            398,919
Residential Asset Securitization Trust
  97-A11, Class A2, 7.000%, due 01/25/28......         86,997             87,218
  97-A11, Class A6, 7.000%, due 01/25/28......        430,000            418,515
  97-A7, Class A1, 7.250%, due 12/25/27.......   $    335,000       $    328,829
  97-A7, Class A1, 7.500%, due 09/25/27.......         99,847            100,659
  98-A1, Class A1, 7.000%, due 03/25/28.......         92,018             92,036
Structured Asset Securities Corp.
  98-RF1, Class A, 8.712%, due 03/15/27.......        233,027            244,096
  98-RF2, 144A, 8.582%, due 07/15/27..........        351,051            366,848
Structured Mortgage Asset Residential Trust,
  96-5C, Class CI, 7.150%, due 03/25/23.......        925,000            917,563
UCFC Home Equity Loan 97-C,
  Class A8, FRN, 5.069%, due 09/15/27.........         98,356             98,119
Vanderbilt Mortgage Finance, 98-B,
  Class 1A2, 6.120%, due 05/07/09.............        600,000            599,892
                                                                    ------------
                                                                       5,982,233
                                                                    ------------
International Dollar Bonds -- 3.95%
Banco Santiago S.A., 7.000%, due 07/18/07.....        400,000            350,754
Banque Centrale de Tunisie, 8.250%,
  due 09/19/27................................        400,000            332,000
British Sky Broadcasting Group plc,
  6.875%, due 02/23/09........................        130,000            118,549
Credit Suisse-London, 144A, Resettable
  Perpetual Preferred, 7.900%, due 05/01/07...        500,000            486,783
Empresa National Electric, 7.875%,
  due 10/01/97................................        500,000            398,826
Korea Development Bank, 7.125%,
  due 09/17/01................................        300,000            299,144
National Australia Bank, FRN, 6.400%,
  due 12/10/07................................        640,000            631,285
Pan Pacific Industry PLC 144A, 0.000%,
  due 04/28/07................................        715,000            346,775
PDVSA Fin. LTD 1999-F, 144A, 8.750%,
  due 02/15/04................................        500,000            501,370
Republic of South Africa, 9.625%,
  due 12/15/99................................        125,000            126,250
Royal Bank of Scotland, Resettable Perpetual
  Preferred, 7.375%, due 04/29/49.............        300,000            291,625
                                                                    ------------
                                                                       3,883,361
                                                                    ------------
U.S. Government Agencies -- 10.74%
Fannie Mae Whole Loan, Series 95-W3,
  Class A, 9.000%, due 04/25/25...............         10,652             11,131
Federal Home Loan Mortgage Corp.
  7.000%, due 10/15/13........................         68,215             67,400
  7.238%, due 05/01/26........................         21,406             21,567
  9.000%, due 01/01/29........................        824,897            873,102
Federal Home Loan Mortgage Corp. Gold
  8.000%, due 05/01/23........................         50,238             51,778
  9.000%, due 03/01/24........................        136,173            144,963
Federal National Mortgage Assoc.
  6.000%, due 01/01/29........................        157,532            148,263
  6.500%, due 04/29/09........................      1,170,000          1,127,039
  6.500%, due 03/01/19........................        123,327            120,057
  6.500%, due 09/01/28........................      1,236,954          1,197,256
  6.500%, due 02/01/29........................        611,212            591,184
  7.000%, due 12/01/24........................        435,297            430,905
  7.000%, due 03/01/29........................         28,639             28,365
  7.500%, due 07/01/10........................        852,730            866,802

================================================================================
42

                  Global Bond Fund -- Schedule of Investments

June 30, 1998
--------------------------------------------------------------------------------

                                                     Face
                                                    Amount             Value
                                                 ------------       ------------
U.S. Government Agencies -- Continued
  7.500%, due 12/01/23........................   $    348,692       $    352,646
  7.500%, due 05/18/25........................        250,000            251,937
  7.500%, due 12/01/27........................        675,821            683,484
  7.890%, due 04/01/26........................        213,724            218,950
  8.000%, due 03/01/11........................         79,069             81,473
  8.500%, due 07/01/22........................          9,961             10,476
Federal National Mortgage Assoc. Strips
  0.000%, due 02/01/28........................        151,092            106,014
  8.000%, due 08/01/23........................        210,034             53,753
FNCI, 8.000%, due 02/01/13....................         85,491             88,090
Freddie Mac
  5.500%, due 02/15/14........................         32,399             30,299
  5.750%, due 06/15/01........................      1,300,000          1,297,713
  6.000%, due 09/15/25........................          9,180              8,858
Government National Mortgage Assoc.
  7.000%, due 08/15/24........................        382,338            378,923
  7.000%, due 07/15/25........................         53,545             53,046
  7.500%, due 08/15/23........................         67,926             68,830
  7.500%, due 12/15/23........................        103,588            105,009
  7.500%, due 01/15/24........................         74,547             75,524
Jordan Aid, 8.750%, due 09/01/19..............        452,530            514,083
Tennesse Valley Authority, 6.375%,
  due 06/15/05................................        500,000            501,468
                                                                    ------------
                                                                      10,560,388
                                                                    ------------
U.S. Government Obligations -- 7.91%
U.S. Treasury Bond, 8.000%, due 11/15/21......      4,505,000          5,420,078
U.S. Treasury Inflation Indexed Note,
  3.625%, due 04/15/28........................        570,000            553,005
U.S. Treasury Notes and Bonds, 6.625%,
  due 07/31/01................................      1,765,000          1,801,956
                                                                    ------------
                                                                       7,775,039
                                                                    ------------
Total U.S. Bonds..............................                        36,187,186
                                                                    ------------

Global (Ex-U.S.) Bonds -- 78.73%
Australia -- 7.79%
Queensland Treasury Corp.-Global Note
  6.500%, due 06/14/05........................AUD   5,230,000          3,504,495
  8.000%, due 05/14/03........................      3,000,000          2,124,206
  8.000%, due 09/14/07........................      2,800,000          2,033,493
                                                                    ------------
                                                                       7,662,194
                                                                    ------------
Austria -- 2.19%
Republic of Austria, 5.500%,
  due 01/18/04................................EUR   1,951,347          2,152,590
                                                                    ------------

Canada -- 7.94%
Government of Canada
  4.250%, due 12/01/21........................CAD   5,550,000          4,313,333
  6.000%, due 06/01/08........................      2,800,000          1,951,558
Province of Ontario, 7.500%, due 01/19/06.....      2,100,000          1,548,858
                                                                    ------------
                                                                       7,813,749
                                                                    ------------
Denmark -- 5.77%
City of Copenhagen, 6.250%,
  due 03/15/01................................DKK   2,400,000            346,368
Great Belt, 7.000%, due 09/02/03..............      3,650,000            553,006
Kingdom of Denmark
  7.000%, due 12/15/04........................DKK  12,200,000       $  1,908,710
  7.000%, due 11/15/07........................      1,400,000            224,230
  7.000%, due 11/10/24........................      5,200,000            842,903
  8.000%, due 11/15/01........................     11,800,000          1,797,400
                                                                    ------------
                                                                       5,672,617
                                                                    ------------
Finland -- 1.37%
Republic of Finland, 9.000%,
  due 08/13/03................................EUR   1,097,633          1,345,029
                                                                    ------------

France -- 7.33%
Government of France (BTAN), 7.750%,
  due 04/12/00................................        609,796            652,654
Government of France (OAT)
  6.000%, due 10/25/25........................        950,000          1,056,154
  7.500%, due 04/25/05........................      2,000,000          2,416,337
  8.500%, due 04/25/23........................      1,350,000          1,971,433
  9.500%, due 01/25/01........................        990,000          1,116,041
                                                                    ------------
                                                                       7,212,619
                                                                    ------------
Germany -- 8.72%
Bundesrepublik Deutschland
  5.250%, due 01/04/08........................        900,000            973,465
  5.625%, due 01/04/28........................      1,000,000          1,063,064
  6.250%, due 01/04/24........................        357,904            413,326
European Economic Community, 6.500%,
  due 03/10/00................................        567,534            599,286
International Bank of Recon & Dev,
  7.125%, due 04/12/05........................      2,019,603          2,372,536
KFW International Finance, 6.625%,
  due 04/15/03................................      2,800,000          3,154,891
                                                                    ------------
                                                                       8,576,568
                                                                    ------------
Ireland -- 1.73%
Republic of Ireland, 7.250%,
  due 03/18/03................................      1,482,746          1,700,881
                                                                    ------------

Italy -- 2.73%
Republic of Italy (BTP)
  7.750%, due 11/01/06........................      1,800,000          2,203,537
  9.000%, due 10/01/03........................        387,849            477,026
                                                                    ------------
                                                                       2,680,563
                                                                    ------------
Netherlands -- 7.32%
LKB Baden-Wuerttemberg Finance,
  6.500%, due 09/15/08........................        818,067            942,382
Netherlands Government
  5.500%, due 01/15/28........................      1,700,000          1,768,989
  8.250%, due 02/15/02........................      3,900,000          4,490,283
                                                                    ------------
                                                                       7,201,654
                                                                    ------------
Portugal -- 1.19%
Republic of Portugal, 5.625%,
  due 04/03/07................................      1,067,143          1,173,731
                                                                    ------------

Spain -- 4.00%
Kingdom of Spain
  7.350%, due 03/31/07........................      2,150,000          2,597,162
  10.000%, due 02/28/05.......................      1,000,000          1,332,773
                                                                    ------------
                                                                       3,929,935
                                                                    ------------

================================================================================
                                                                              43

                  Global Bond Fund -- Schedule of Investments

June 30, 1998
--------------------------------------------------------------------------------

                                                     Face
                                                    Amount             Value
                                                 ------------       ------------
Sweden -- 5.69%
Government of Sweden
  6.000%, due 02/09/05........................SEK  15,000,000       $  1,876,937
  6.750%, due 05/05/14........................      6,900,000            917,582
  10.250%, due 05/05/03.......................     19,800,000          2,799,777
                                                                    ------------
                                                                       5,594,296
                                                                    ------------
United Kingdom -- 14.96%
Abbey National Treasury Service,
  6.500%, due 03/05/04........................GBP     850,000          1,346,816
British Gas PLC, 8.125%, due 03/31/03.........        795,000          1,316,248
European Investment Bank, 7.625%,
  due 12/07/06................................      1,400,000          2,414,029
UK Treasury
  7.250%, due 12/07/07........................      4,800,000          8,553,594
  8.000%, due 09/27/13........................        530,000          1,082,724
                                                                    ------------
                                                                      14,713,411
                                                                    ------------
Total Global (Ex-U.S.) Bonds..................                        77,429,837
                                                                    ------------
Total Bonds (Cost $118,625,590)...............                       113,617,023
                                                                    ------------


                                                   Shares              Value
                                                 ------------       ------------
Short-Term Investments -- 6.24%
Investment Companies -- 6.24%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund,
  (Cost $6,139,233)...........................      6,139,233       $  6,139,233
                                                                    ------------

Total Investments
  (Cost $124,764,823) -- 121.77% (a)                                 119,756,256
Liabilities, less cash and
  other assets-- (21.77%).....................                       (21,410,524)
                                                                    ------------
Net Assets-- 100%.............................                      $ 98,345,732
                                                                    ============



NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $124,764,823; and net unrealized depreciation consisted of:
         Gross unrealized appreciation.......................        $  503,056
         Gross unrealized depreciation ......................        (5,511,623)
                                                                   ------------
             Net unrealized depreciation                            ($5,008,567)
                                                                   ============
(b) Non-income producing security.

FRN:  Floating Rate Note
TBA:  Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $2,236,170 or 2.27% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FORWARD FOREIGN CURRENCY CONTRACTS

The Global Bond Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                                  Settlement        Local            Current     Unrealized
                                                                     Date          Currency           Value      Gain/(Loss)
                                                                  ----------     -------------     -----------   -----------
Forward Foreign Currency Buy Contracts
Australian Dollar..........................................         9/1/99           2,500,000     $ 1,655,936   $    63,936
British Pound..............................................         9/1/99           1,700,000       2,681,177       (25,427)
Canadian Dollar............................................         9/1/99           3,100,000       2,096,351        14,976
Danish Kroner..............................................         9/1/99           3,900,000         544,495           676
Euro.......................................................         9/1/99          22,100,000      22,902,978    (1,856,372)
Japanese Yen...............................................         9/1/99       2,510,000,000      20,934,897      (356,029)
Swedish Krona..............................................         9/1/99          18,200,000       2,149,237      (162,901)

Forward Foreign Currency Sale Contracts
British Pound..............................................         9/1/99          11,100,000      17,506,506       344,192
Canadian Dollar............................................         9/1/99           1,000,000         676,242         8,896
Danish Kroner..............................................         9/1/99          32,400,000       4,523,497       351,852
Euro.......................................................         9/1/99           5,400,000       5,596,203       247,654
Japanese Yen...............................................         9/1/99         310,000,000       2,585,585        28,750
Swedish Krona..............................................         9/1/99           3,300,000         389,697        14,888
                                                                                                                 -----------
         Total.............................................                                                      ($1,324,909)
                                                                                                                 ===========

                See accompanying notes to financial statements.

================================================================================
44

                   Global Bond Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
   Investments, at value:
     Unaffiliated issuers (Cost $118,625,590)............................................................      $113,617,023
     Affiliated issuers (Cost $6,139,233)................................................................         6,139,233
   Foreign currency, at value (Cost $64,733).............................................................            65,260
   Receivables:
     Investment securities sold..........................................................................        15,848,438
     Interest............................................................................................         1,940,121
     Fund shares sold....................................................................................         3,474,923
   Other assets..........................................................................................            17,566
                                                                                                               ------------
          TOTAL ASSETS...................................................................................       141,102,564
                                                                                                               ------------

LIABILITIES:
   Payables:
     Investment securities purchased.....................................................................           637,698
     Fund shares redeemed................................................................................        39,306,083
     Investment advisory fees............................................................................            89,477
     Accrued expenses....................................................................................            34,638
     Due to custodian bank...............................................................................         1,364,027
   Net unrealized depreciation on forward foreign currency contracts.....................................         1,324,909
                                                                                                               ------------
          TOTAL LIABILITIES..............................................................................        42,756,832
                                                                                                               ------------
NET ASSETS...............................................................................................      $ 98,345,732
                                                                                                               ============
NET ASSETS CONSIST OF:
   Paid in capital.......................................................................................      $105,466,609
   Accumulated undistributed net investment income.......................................................         1,161,994
   Distribution in excess of net realized gain...........................................................        (1,902,730)
   Net unrealized depreciation...........................................................................        (6,380,141)
                                                                                                               ------------
          NET ASSETS.....................................................................................      $ 98,345,732
                                                                                                               ============
OFFERING PRICE PER SHARE:
   Brinson Class I:
     Net asset value, offering price and redemption price per share (Based on net assets of
      $92,832,427 and 10,117,968 shares issued and outstanding)..........................................      $       9.18
                                                                                                               ============
   Brinson Class N:
     Net asset value, offering price and redemption price per share (Based on net assets of
      $1,084,713 and 118,464 shares issued and outstanding)..............................................      $       9.16
                                                                                                               ============
   UBS Investment Funds Class:
     Net asset value, offering price and redemption price per share (Based on net assets of
      $4,428,592 and 483,424 shares issued and outstanding)..............................................      $       9.16
                                                                                                               ============

                See accompanying notes to financial statements.

================================================================================

                   Global Bond Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
   Interest (net of $13,362 for foreign taxes withheld)................................       $   6,294,138
   Dividends...........................................................................              16,230
                                                                                              -------------
          TOTAL INCOME.................................................................           6,310,368
                                                                                              -------------
EXPENSES:
   Advisory............................................................................             957,176
   Professional........................................................................              38,814
   Distribution........................................................................              21,834
   Administration......................................................................              15,889
   Other...............................................................................             136,719
                                                                                              -------------
          TOTAL EXPENSES...............................................................           1,170,432
                                                                                              -------------
          NET INVESTMENT INCOME........................................................           5,139,936
                                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
     Investments.......................................................................             435,436
     Foreign currency transactions.....................................................           1,064,191
                                                                                              -------------
        Net realized gain..............................................................           1,499,627
                                                                                              -------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency..................................................          (5,039,115)
     Forward contracts.................................................................            (968,525)
     Translation of other assets and liabilities denominated in foreign currency.......             (44,778)
                                                                                              -------------
        Change in net unrealized appreciation or depreciation..........................          (6,052,418)
                                                                                              -------------
   Net realized and unrealized loss....................................................          (4,552,791)
                                                                                              -------------
   Net increase in net assets resulting from operations................................       $     587,145
                                                                                              =============

================================================================================
46

                   Global Bond Fund -- Financial Statements


--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               Year                 Year
                                                                                               Ended                Ended
                                                                                           June 30, 1999       June 30, 1998
                                                                                         ---------------      ---------------
OPERATIONS:
   Net investment income............................................................       $   5,139,936        $  3,009,836
   Net realized gain (loss).........................................................           1,499,627          (1,114,801)
   Change in net unrealized appreciation or depreciation............................          (6,052,418)           (276,626)
                                                                                         ---------------      --------------
   Net increase in net assets resulting from operations.............................             587,145           1,618,409
                                                                                         ---------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income:
     Brinson Class I................................................................          (5,705,972)         (2,070,571)
     Brinson Class N................................................................             (13,166)                (98)
     UBS Investment Funds Class.....................................................            (180,397)           (112,673)
   Distributions from net realized gain:
     Brinson Class I................................................................            (925,451)           (969,902)
     Brinson Class N................................................................                (811)                (18)
     UBS Investment Funds Class.....................................................             (35,005)            (71,935)
                                                                                         ---------------      --------------
   Total distributions to shareholders..............................................          (6,860,802)         (3,225,197)
                                                                                         ---------------      --------------

Capital share transactions:
   Shares sold......................................................................         115,882,090          46,034,839
   Shares issued on reinvestment of distributions...................................           4,872,310           2,230,731
   Shares redeemed..................................................................        (111,795,220)         (9,266,587)
                                                                                         ---------------      --------------
   Net increase in net assets resulting from capital share transactions.............           8,959,180          38,998,983
                                                                                         ---------------      --------------
         TOTAL INCREASE IN NET ASSETS...............................................           2,685,523          37,392,195
                                                                                         ---------------      --------------

NET assets:
   Beginning of year................................................................          95,660,209          58,268,014
                                                                                         ---------------      --------------
   End of year (including accumulated undistributed net investment income of
   $1,161,994 and $1,003,399, respectively).........................................       $  98,345,732        $ 95,660,209
                                                                                         ===============      ==============

                See accompanying notes to financial statements.

================================================================================

                   Global Bond Fund -- Financial Highlights


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                         Year Ended June 30,
                                                                   ---------------------------------------------------------------
Brinson Class I                                                      1999           1998         1997          1996       1995
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................       $   9.41      $  9.64       $ 10.04       $ 10.39    $   9.55
                                                                   --------      -------       -------       -------    --------
   Income (loss) from investment operations:
      Net investment income.................................           0.39*        0.43*         0.67          0.84        0.50
      Net realized and unrealized gain (loss)...............          (0.07)       (0.18)         0.08          0.31        0.58
                                                                   --------      -------       -------       -------    --------
         Total income from investment
   operations...............................................           0.32         0.25          0.75          1.15        1.08
                                                                   --------      -------       -------       -------    --------
   Less distributions:
      Distributions from and in excess of net
         investment income..................................          (0.47)       (0.31)        (0.96)        (1.40)      (0.24)
      Distributions from net realized gain..................          (0.08)       (0.17)        (0.19)        (0.10)         --
                                                                   --------      -------       -------       -------    --------
         Total distributions................................          (0.55)       (0.48)        (1.15)        (1.50)      (0.24)
                                                                   --------      -------       -------       -------    --------
Net asset value, end of year................................       $   9.18      $  9.41       $  9.64       $ 10.04    $  10.39
                                                                   ========      =======       =======       =======    ========
Total return................................................           3.13%        2.69%         7.71%        11.50%      11.34%
Ratios/Supplemental data:
   Net assets, end of year (in 000s)........................       $ 92,832      $91,274       $54,157       $41,066    $ 51,863
   Ratio of expenses to average net assets:
      Before expense reimbursement..........................           0.90%        0.96%         1.32%         1.65%       1.43%
      After expense reimbursement...........................            N/A         0.90%         0.90%         0.90%       0.90%
   Ratio of net investment income to average net assets:
      Before expense reimbursement..........................           4.05%        4.47%         4.90%         4.98%       5.53%
      After expense reimbursement...........................            N/A         4.53%         5.32%         5.73%       6.06%
   Portfolio turnover rate..................................            138%         151%          235%          184%        199%

* The net investment income per share data was determined by using average shares outstanding throughout the year.
N/A =  Not Applicable



                See accompanying notes to financial statements.

================================================================================
48

                   Global Bond Fund -- Financial Highlights

--------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                             Year Ended            Year Ended
Brinson Class N                                                                             June 30, 1999         June 30, 1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................................................      $      9.40           $      9.64
                                                                                           -----------           -----------
   Income from investment operations:
      Net investment income..........................................................             0.37*                 0.42*
      Net realized and unrealized gain (loss)........................................            (0.07)                (0.20)
                                                                                           -----------           -----------
         Total income from investment operations.....................................             0.30                  0.22
                                                                                           -----------           -----------
   Less distributions:
      Distributions from and in excess of net investment income......................            (0.46)                (0.29)
      Distributions from net realized gain...........................................            (0.08)                (0.17)
                                                                                           -----------           -----------
         Total distributions.........................................................            (0.54)                (0.46)
                                                                                           -----------           -----------
Net asset value, end of year.........................................................      $      9.16           $      9.40
                                                                                           ===========           ===========

Total return.........................................................................             2.89%                 2.37%
Ratios/Supplemental Data:
   Net assets, end of year (in 000s).................................................      $    1, 085           $         9
   Ratio of expenses to average net assets:
      Before expense reimbursement...................................................             1.15%                 1.21%
      After expense reimbursement....................................................              N/A                  1.15%
   Ratio of net investment income to average net assets:
      Before expense reimbursement...................................................             3.80%                 4.22%
      After expense reimbursement....................................................              N/A                  4.28%
   Portfolio turnover rate...........................................................              138%                  151%

* The net investment income per share data was determined by using average shares outstanding throughout the year.
N/A =  Not Applicable


                See accompanying notes to financial statements.

================================================================================

              The Brinson Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBSInvestment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the UBS Investment Funds Class are presented separately. The following is a summary of significant accounting policies consistently followed by the Global Fund, Global Equity Fund and Global Bond Fund in the preparation of their financial statements.

A. Investment Valuation: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are priced at the most recent bid price. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C. Investment Transactions: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. Investment Income: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. Federal Income Taxes: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1999, therefore, no federal income tax provision was required.

F. Distributions to Shareholders: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 14.04% and 58.92% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the Global Fund and Global Equity Fund, respectively.

G. Income and Expense Allocation: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

H. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.
================================================================================
50

              The Brinson Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 1999, were as follows:

                                                                                UBS Investment
                                    Advisory  Brinson Class I  Brinson Class N   Funds Class      Advisory
                                       Fee      Expense Cap      Expense Cap     Expense Cap        Fees        Fees Waived
                                    --------  ---------------  ---------------  --------------   ----------     -----------
Global Fund...................        0.80%         1.10%           1.35%             1.75%      $4,403,642       $    --
Global Equity Fund............        0.80          1.00            1.25              1.76          628,067        36,960
Global Bond Fund..............        0.75          0.90            1.15              1.39          957,176            --

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $11,680, $4,993 and $4,380 for the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

The Global Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 19.53% of the Fund's total net assets at June 30, 1999. Activity for the year ended June 30, 1999 was as follows:

                                                                               Net          Change in
                                                                Sales       Realized     Net Unrealized   Interest
Affiliates                                      Purchases     Proceeds     Gain/(Loss)     Gain/(Loss)     Income         Value
----------                                    ------------  ------------  -------------  --------------   ---------   ---------
Brinson Post-Venture Fund................     $  1,500,000  $  1,949,866     $  448,329      $ (850,533)   $     --   $  7,660,445
Brinson High Yield Fund..................        3,900,000     6,400,682      1,016,827        (840,129)         --     14,221,334
Brinson Emerging Markets Equity Fund.....               --     7,602,574      3,701,103       1,483,000          --     17,543,286
Brinson Emerging Markets Debt Fund.......        6,400,000    15,503,323      4,019,383        (699,055)         --     24,713,550
Brinson Supplementary Trust U.S. Cash
Management Prime Fund....................      319,658,653   287,563,973             --              --     500,538     32,094,680

The Global Equity Fund and Global Bond Fund also invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income in the statement of operations. Amounts relating to those investments at June 30, 1999 and for the year then ended were as follows:

                                                                                                        % of
                                                             Sales       Interest                        Net
Affiliates                                  Purchases      Proceeds       Income          Value        Assets
----------                                ------------   ------------    ---------     -----------     ------
Global Equity Fund.................       $ 26,901,425   $ 25,879,238    $  43,064     $ 1,022,188      1.18%
Global Bond Fund...................         77,341,746     71,202,513      276,943       6,139,233      6.24%

3.   INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                  Proceeds
                                                  Purchases      From Sales
                                                -------------   ------------
Global Fund..................................   $555,636,189    $775,205,447
Global Equity Fund...........................     68,882,280      65,637,189
Global Bond Fund.............................    194,378,936     160,439,778

================================================================================

              The Brinson Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

4.   FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1999, was the Funds' custodian or an affiliate of the Funds' custodian.

5.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as net unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6.   SECURITY LENDING

The Global Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. Securities loaned are recorded at the amount of cash collateral received. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of non-U.S. securities loaned. The cash collateral received is invested in short-term investments. The value of loaned securities and related collateral outstanding at June 30, 1999 were as follows:

                                     Value of Loaned        Cash Collateral
                                       Securities               Received
                                     ---------------        ---------------
Global Fund.......................     $90,987,855            $97,474,174
                                       ===========            ===========

7.   DISTRIBUTION PLANS

The Trust has adopted distribution plans (the `'Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBSInvestment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBSInvestment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of each of the Funds. Annual fees under the UBSInvestment Funds Plan, which include a 0.25% service fee, total 0.65%, 0.76% and 0.49% of the average daily net assets of the UBSInvestment Funds Class of the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

8.   LINE OF CREDIT

The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364-day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the year ended June 30, 1999, the Global Equity and Global Bond Funds had no borrowings under the agreement. During the year ended June 30, 1999, the Global Fund had borrowings of $33,900,000, $62,000,000 and $47,400,000 outstanding for 1 day each under the agreement.

================================================================================
52

               The Brinson Funds -- Notes To Financial Statements

________________________________________________________________________________

9.   CAPITAL TRANSACTIONS

Capital stock transactions were as follows:

                                                                     Global Fund
                                               -------------------------------------------------------
                                                      Year Ended                     Year Ended
                                                     June 30, 1999                  June 30, 1998
                                               -------------------------     -------------------------
                                                 Shares         Value           Shares        Value
                                               ----------   ------------     ----------   ------------
Sales:
   Brinson Class I..........................   33,634,272   $404,497,836     18,850,057   $244,898,004
   Brinson Class N..........................       31,878        401,372         90,370      1,177,290
   UBS Investment Funds Class...............      469,115      5,622,287        803,666     10,347,586
                                               ----------   ------------     ----------   ------------
        Total Sales.........................   34,135,265   $410,521,495     19,744,093   $256,422,880
                                               ==========   ============     ==========   ============

Dividend Reinvestment:
   Brinson Class I..........................    3,914,936   $ 45,438,730      5,179,618   $ 62,332,662
   Brinson Class N..........................       12,826        148,599            769          9,625
   UBS Investment Funds Class...............      201,293      2,326,850        217,810      2,607,910
                                               ----------   ------------     ----------   ------------
        Total Dividend Reinvestment.........    4,129,055   $ 47,914,179      5,398,197   $ 64,950,197
                                               ==========   ============     ==========   ============

Redemptions:
   Brinson Class I..........................   50,809,625   $617,784,220     16,402,396   $209,137,318
   Brinson Class N..........................        4,388         53,226             21            276
   UBS Investment Funds Class...............    1,220,493     14,718,874        641,736      8,247,175
                                               ----------   ------------     ----------   ------------
        Total Redemptions...................   52,034,506   $632,556,320     17,044,153   $217,384,769
                                               ==========   ============     ==========   ============

                                                                Global Equity Fund
                                               -------------------------------------------------------
                                                      Year Ended                     Year Ended
                                                     June 30, 1999                  June 30, 1998
                                               -------------------------     -------------------------
                                                 Shares         Value           Shares        Value
                                               ----------   ------------     ----------   ------------
Sales:
   Brinson Class I..........................    2,413,314   $ 30,206,170      1,466,054   $ 17,934,645
   Brinson Class N..........................       15,911        200,000             --             --
   UBS Investment Funds Class...............      352,164      4,402,461      1,779,376     22,282,095
                                               ----------   ------------     ----------   ------------
        Total Sales.........................    2,781,389   $ 34,808,631      3,245,430   $ 40,216,740
                                               ==========   ============     ==========   ============

Dividend Reinvestment:
   Brinson Class I..........................       54,126   $    661,376        126,859   $  1,426,171
   Brinson Class N..........................          426          5,130              9             93
   UBS Investment Funds Class...............       66,261        795,940        442,472      4,952,413
                                               ----------   ------------     ----------   ------------
        Total Dividend Reinvestment.........      120,813   $  1,462,446        569,340   $  6,378,677
                                               ==========   ============     ==========   ============

Redemptions:
   Brinson Class I..........................    1,142,595   $ 14,484,716      3,546,702   $ 44,596,092
   Brinson Class N..........................           --             --             --             --
   UBS Investment Funds Class...............    1,860,700     22,842,212      2,339,080     28,946,495
                                               ----------   ------------     ----------   ------------
        Total Redemptions...................    3,003,295   $ 37,326,928      5,885,782   $ 73,542,587
                                               ==========   ============     ==========   ============


===============================================================================

               The Brinson Funds -- Notes To Financial Statements

________________________________________________________________________________

                                                                 Global Bond Fund
                                               -------------------------------------------------------
                                                      Year Ended                     Year Ended
                                                     June 30, 1999                  June 30, 1998
                                               -------------------------     -------------------------
                                                 Shares         Value           Shares        Value
                                               ----------   ------------     ----------   ------------
Sales:
  Brinson Class I............................  11,338,295   $110,539,879      4,561,105   $ 43,233,367
  Brinson Class N............................     117,021      1,120,104            860          8,169
  UBS Investment Funds Class.................     432,357      4,222,107        293,533      2,793,303
                                               ----------   ------------     ----------   ------------
         Total Sales.........................  11,887,673   $115,882,090      4,855,498   $ 46,034,839
                                               ==========   ============     ==========   ============

Dividend Reinvestment:
  Brinson Class I............................     484,490   $  4,679,150        220,347   $  2,058,040
  Brinson Class N............................         579          5,581             12            115
  UBS Investment Funds Class.................      19,366        187,579         18,525        172,576
                                               ----------   ------------     ----------   ------------
         Total Dividend Reinvestment.........     504,435   $  4,872,310        238,884   $  2,230,731
                                               ==========   ============     ==========   ============

Redemptions:
  Brinson Class I............................  11,403,020   $107,591,860        699,882   $  6,667,104
  Brinson Class N............................          90            871             22            210
  UBS Investment Funds Class.................     434,492      4,202,489        273,680      2,599,273
                                               ----------   ------------     ----------   ------------
         Total Redemptions...................  11,837,602   $111,795,220        973,584   $  9,266,587
                                               ==========   ============     ==========   ============


================================================================================
54

                        Report of Independent Auditors


--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Brinson Funds--
 Global Fund
 Global Equity Fund
 Global Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund as of June 30, 1999, the related statements of operations and cash flows (Global Fund only) for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund at June 30, 1999, the results of their operations and cash flows (Global Fund only) for the year then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP


Chicago, Illinois
August 11, 1999

                                Distributed by:
                            Funds Distributor, Inc.
                                60 State Street
                               Boston, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

================================================================================

[LOGO OF BRINSON]


The Brinson Funds
-------------------------------------------------------------------------------
Chicago . Bahrain . Basel . Frankfurt . Geneva . Hong Kong . London . Melbourne
          . New York . Paris . Rio de Janiero . Singapore . Sydney . Tokyo .
            Zurich


209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                           -------------------------
                               The Brinson Funds











                     Brinson Global (Ex-U.S.) Equity Fund


                                 Annual Report


                                 June 30, 1999





                                [BRINSON LOGO]




                        Institutional Asset Management
                         ----------------------------

Trustees and Officers


[BRINSON LOGO]


Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

David E. Floyd, CPA
Assistant Secretary

Mark F. Kemper
Assistant Secretary

The Fund's Advisor -- Brinson Partners, Inc.


[BRINSON LOGO]


Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, no-load, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios-balancing considerations for both risk and return.


Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBS AG.

Table of Contents


[BRINSON LOGO]


Shareholder Letter.......................................  4

Global Economic and Market Highlights....................  5

Global (Ex-U.S.) Equity Fund.............................  6

Schedule of Investments.................................. 10

Financial Statements..................................... 14

Financial Highlights..................................... 17

Notes to Financial Statements............................ 19

Report of Independent Auditors........................... 22

Shareholder Letter


[BRINSON LOGO]


July 26, 1999

Dear Shareholder:

We are pleased to present the Annual Report for the Global (Ex-U.S.) Equity Fund covering the year ended June 30, 1999. This report focuses on the current international economic outlook as well as our current strategy and performance update.

Global Capital markets are becoming more integrated and global industries more homogenous. These trends have important implications for the management of both Global Equities and Global (Ex-U.S.) Equities. Allocation to, and the management of, industry exposure are increasing in relative importance, providing investors with important investment characteristics that require thoughtful attention.

The accelerating globalization of business enterprise and integration of capital markets will also create a change in active equity portfolio management. During the coming years, capital market integration will reduce the market inefficiency produced by country segmentation. The period during which this inefficiency is reduced presents a compelling active management opportunity. To fully capture this opportunity for excess returns, portfolio mandates must be structured to allow active industry management across countries and active stock selection across the domestic/foreign boundary.

The Global (Ex-U.S.) Equity Fund is an actively managed fund that provides integrated asset management across and within security markets. The Global (Ex-U.S.) Equity Fund employs a value-oriented investment philosophy. The Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. All of our portfolios are structured to specific objectives and focused upon both risk and return considerations in the context of full investment cycles. The enclosed report highlights the investment characteristics and the performance of the Fund.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds, and look forward to a long lasting, quality relationship.

Sincerely,

/s/ Gary P. Brinson

Gary P. Brinson
Chairman and Chief Investment Officer
Brinson Partners, Inc.

GLOBAL ECONOMIC AND MARKET HIGHLIGHTS

[BRINSON LOGO]



Thanks to a weaker euro and better prospects for the world economy, growth in Euroland is picking up steam after having experienced a slowdown in the first half of 1999. Business confidence is supported by ever stronger commitments of the European governments to implement structural reforms. This should eventually create a better environment for the labor market, boost employment and lift consumers' confidence. Due to divergence of inflation and GDP growth rates, the ECB is still facing a very heterogeneous situation, ranging from above average growth and below average inflation (as in France) to below average growth and above average inflation (as in Italy ). No signs of strain have emerged from this situation so far.

In Japan, first quarter growth (at 7.9% QI/99 over QIV/98 annualized rate) caught market attention. The positive expectations shared by many market participants depend heavily on the government's massive injection of public funds rather than on increased productivity resulting from structural reforms undertaken in the private sector. Only the latter would allow the Japanese economy to move toward a sustainable long-term growth path. The Bank of Japan continues its policy of zero overnight call rates, which it sees as an alternative for full-fledged money supply targeting.

Growing current account imbalances are emerging. A healthy American economy is attracting capital from all over the world, but at the same time private savings are falling in the U.S. (and this is only partly compensated by higher public savings). The result is a widening current account deficit. With growth picking up in the rest of the world, capital flows are likely to be rerouted. This should alleviate the current account problem and weaken the USD.

Global (Ex-U.S.) Equity Environment

                                               6 months    1 year     3 years    5 years     8/31/93*
Major Markets                                    ended      ended      ended      ended        to
Total Return in U.S. Dollar Hedged Terms        6/30/99    6/30/99    6/30/99    6/30/99     6/30/99
--------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                 14.26%       9.72%      16.34%    14.07%       12.12%
Europe Ex U.K.                                  9.08        3.60       31.73     24.48        20.59
U.K.                                            7.64        8.50       20.34     18.14        14.60
Canada                                         14.41        3.08       18.60     17.73        15.00
Japan                                          32.60       19.51        1.42      3.75         3.33
Asia Ex Japan                                  33.51       68.29       -4.08      1.75         4.67
--------------------------------------------------------------------------------------------------------

                                               6 months    1 year     3 years    5 years     8/31/93*
Major Currencies                                ended       ended      ended      ended         to
Percent Change Relative to U.S. Dollars        6/30/99     6/30/99    6/30/99    6/30/99     6/30/99
--------------------------------------------------------------------------------------------------------
Yen                                            -6.81%      14.66%      -3.23%    -4.01%      -2.46%
Pound                                          -5.26       -5.53        0.48      0.42        1.00
Euro**                                        -12.18       -4.83       -7.07     -3.45       -2.08
Canadian Dollar                                 3.78       -0.64       -2.65      1.37       -1.93
--------------------------------------------------------------------------------------------------------
*Performance inception date of the Brinson Global (Ex-U.S.) Equity Fund Class I
**Deutschemark prior to 1/1/99
All total returns in excess of 1 year are average annualized total returns

                                                                                                        5

GLOBAL (EX-U.S.) EQUITY FUND

[SET BRINSON LOGO]


In managing the Global (Ex-U.S.) Equity Fund, we apply our fundamental price/value philosophy with an integrated view of global capital markets. We add value by focusing on four key portfolio management activities. We select the best securities, focus on industries that have the best earnings prospects, concentrate investments in countries with above average political and structural environments, and control exposure to various global currencies. We manage the portfolio within predefined ranges (relative to the benchmark) and use both qualitative and quantitative techniques to control portfolio risk.

Since its inception on August 31, 1993, the Brinson Global (Ex-U.S.) Equity Fund Class I has produced an annualized return of 8.08% compared to the 8.48% return of its benchmark, the MSCI World Ex USA (Free) Index. These results were achieved at a risk level or volatility well below that of the benchmark at 12.63% versus 14.29% respectively. For the most recent six months, the Fund has returned 2.47% versus the benchmark return of 4.34%.

The main driver of the Fund's relative underperformance on a year-to-date basis was unfavorable security selection decisions. We continued to underweight many of the high-flying internet stocks and stocks in the growth sector of the market. While these stocks are overvalued in our opinion, and we did see some correction in favor of value stocks in the second quarter, growth stocks continued to drive the overall markets higher during the first half of 1999.

Most European equity markets were very strong in the first quarter, and we took that strength as an opportunity to reduce our overweight position in Europe. Proceeds from the sales were deployed in Japan, where recent macroeconomic policy moves have recently served to support higher asset prices. The Japan equity position is now approximately equal to the benchmark weighting. During the first quarter we also increased the Fund's currency exposure to the euro, while decreasing exposure to the U.K. sterling and Japanese yen. Renewed investor confidence in global growth boosted economically sensitive stocks during the second quarter. Value stocks outperformed growth by a wide margin opposing a long-running trend of overperformance by growth issues. An improving economic picture coupled with increased profitability for value stocks suggests that there is scope for continued outperformance of growth stocks in the coming months. Our work continues to suggest that many large capitalization growth stocks remain significantly overvalued.

As a result, the Fund's largest industry overweights (relative to the benchmark) are to producer goods, basic materials and consumer stocks. The largest underweights are maintained in financials, telecommunication services & equipment and information technology. With respect to country strategy, the Fund's largest overweights are to Australia/New Zealand, the U.K. and Germany, with the largest underweights in Hong Kong, Canada and Switzerland.

Strong price increases among the European cyclicals prompted us to pare back on certain positions near the end of the second quarter. The unexciting outlook for the British steel industry prompted us to eliminate our position in British Steel after taking advantage of a recent rebound in the stock price. We maintain an overweight in cyclicals however, due to some strong value opportunities in Australia and New Zealand, a new position in the German tire manufacturer, Continental, and a position in Swiss construction and building group, Holderbank.

GLOBAL (EX-U.S.) EQUITY FUND




Total Return

                                               6 months     1 year    3 years    5 years     8/31/93*
                                                 ended      ended      ended      ended         to
                                               6/30/99      6/30/99   6/30/99    6/30/99     6/30/99
--------------------------------------------------------------------------------------------------------
Brinson Global (Ex-U.S.) Equity Fund Class I    2.47%       3.65%      9.31%     10.03%       8.08%
--------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                  4.34        7.18       8.90       8.50        8.48
--------------------------------------------------------------------------------------------------------
*    Performance inception date of the Brinson Global (Ex-U.S.) Equity Fund Class I
Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions.
All total returns in excess of 1 year are average annualized returns

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global (Ex-U.S.) Equity Fund Class I and the MSCI World Ex U SA (Free) Index if you had invested $1,000,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


Brinson Global (Ex-U.S.) Equity Fund Class I vs. MSCI World Ex USA (Free) Index
Wealth Value with Dividends Reinvested


[Graph appears here]

         Brinson Global
           (Ex-U.S.)    MSCI World
          Equity Fund     Ex USA
            Class I    (Free) Index
-----------------------------------
8/31/93   $1,000,000    $1,000,000
-----------------------------------
12/31/93    $965,500      $988,754
-----------------------------------
6/30/94     $975,547    $1,068,786
-----------------------------------
12/31/94    $974,540    $1,062,774
-----------------------------------
6/30/95     $974,540    $1,095,525
-----------------------------------
12/31/95  $1,126,103    $1,187,456
-----------------------------------
6/30/96   $1,204,891    $1,244,668
-----------------------------------
12/31/96  $1,269,637    $1,271,887
-----------------------------------
6/30/97   $1,449,115    $1,414,422
-----------------------------------
12/31/97  $1,342,509    $1,298,199
-----------------------------------
6/30/98   $1,518,353    $1,499,791
-----------------------------------
12/31/98  $1,535,729    $1,540,540
-----------------------------------
6/30/99   $1,573,726    $1,607,444
-----------------------------------



Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

GLOBAL (EX-U.S.) EQUITY FUND

Total Return

                                                    6 months   1 year   6/30/97*
                                                      ended     ended     to
                                                     6/30/99   6/30/99  6/30/99
-------------------------------------------------------------------------------------
Brinson Global (Ex-U.S.) Equity Fund Class N          2.40%     3.30%    3.90%
-------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                        4.34      7.18     6.61
-------------------------------------------------------------------------------------
*    Inception date of the Brinson Global (Ex-U.S.) Equity Fund Class N
Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions.
All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global (Ex-U.S.) Equity Fund Class N and the MSCI World Ex USA (Free) Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Global (Ex-U.S.) Equity Fund Class N vs. MSCI World Ex USA (Free) Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                           Brinson Global
          MSCI World         (Ex-U.S.)
            Ex USA          Equity Fund
         (Free) Index         Class N
---------------------------------------------
6/30/97  $1,000,000        $1,000,000
---------------------------------------------
9/30/97    $999,206          $994,869
---------------------------------------------
12/31/97   $925,127          $917,830
---------------------------------------------
3/31/98  $1,044,194        $1,052,548
---------------------------------------------
6/30/98  $1,045,088        $1,060,356
---------------------------------------------
9/30/98    $902,185          $904,473
---------------------------------------------
12/31/98 $1,054,292        $1,089,166
---------------------------------------------
3/31/99  $1,046,437        $1,105,498
---------------------------------------------
6/30/99  $1,079,597        $1,136,467
---------------------------------------------

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Global (Ex-U.S.) Equity Fund

[Brinson Logo]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
----------------------------------------------
GLOBAL (Ex-U.S.) EQUITIES
Aerospace & Military..................  1.05%
Airlines..............................  1.03
Appliances & Households...............  2.01
Autos/Durables........................  2.69
Banking............................... 10.06
Beverages & Tobacco...................  2.98
Broadcasting & Publishing.............  4.06
Building Materials....................  0.98
Business & Public Service.............  3.73
Chemicals.............................  4.26
Construction..........................  0.64
Data Processing.......................  1.45
Electric Components...................  1.27
Electronics...........................  5.17
Energy................................  6.05
Financial Services....................  2.39
Food & House Products.................  4.00
Forest Products.......................  1.06
Health & Personal Care................  6.36
Industrial Components.................  2.37
Insurance.............................  5.14
Leisure & Tourism.....................  0.32
Machinery & Engineering...............  0.75
Merchandising.........................  4.85
Metals-Steel..........................  0.40
Multi-Industry........................  1.67
Non-Ferrous Metals....................  1.76
Real Estate...........................  0.72
Recreation............................  0.92
Telecommunications....................  8.39
Textiles & Apparel....................  0.19
Transportation........................  1.28
Utilities.............................  5.15
Wholesale & International Trade.......  0.56
                                      ------
     Total Global (Ex-U.S.) Equities.. 95.71
CONVERTIBLE BONDS.....................  0.03
SHORT-TERM INVESTMENTS................  0.87
                                      ------
     TOTAL INVESTMENTS................ 96.61
CASH AND OTHER ASSETS,
     LESS LIABILITIES.................  3.39
NET ASSETS............................100.00%
                                      ======

Market and Currency Strategy

As of June 30, 1999
                                Fund
                       ----------------------
                         Market     Currency
                        Strategy    Strategy       Index
------------------------------------------------------------
Australia                 5.74%        8.24%          2.75%
Austria                   0.16         0.00           0.00
Belgium                   1.30         0.00           0.00
Canada                    2.91         4.18           4.18
Denmark                   0.38         0.73           0.73
Euro                      0.00        43.79          35.36
Finland                   1.94         0.00           0.00
France                    9.50         0.00           0.00
Germany                  10.80         0.00           0.00
Hong Kong                 0.00         0.00           2.43
Italy                     2.70         0.00           0.00
Japan                    23.01        15.01          23.01
Netherlands               4.94         0.00           0.00
New Zealand               0.70         0.70           0.19
Norway                    0.23         0.40           0.40
Portugal                  0.42         0.00           0.00
Singapore                 0.92         0.92           0.92
Spain                     2.26         0.00           0.00
Sweden                    2.75         6.19           2.19
Switzerland               5.49         6.49           6.49
U.K.                     23.85        13.35          21.35
------------------------------------------------------------
                        100.00%      100.00%        100.00%

Top Ten Global (Ex-U.S.) Equity Holdings

As of June 30, 1999

                                       Percent of
                                       Net Assets
----------------------------------------------------
 1. BP Amoco PLC                          1.67%
 2. Veba AG                               1.65
 3. ING Groep NV                          1.46
 4. Nestle S.A. (Reg.)                    1.40
 5. Nippon Telegraph & Telephone Corp.    1.27
 6. Lloyds TSB Group PLC                  1.24
 7. Bayer AG                              1.24
 8. Siemens AG                            1.24
 9. Glaxo Wellcome PLC                    1.20
10. Novartis AG (Reg.)                    1.20
----------------------------------------------------

Global (Ex-U.S.) Equity Fund -- Schedule of Investments



June 30, 1999

                                             Shares        Value
                                            ---------   -----------
Global (Ex-U.S.) Equities - 95.71%
Australia - 5.79%
Amcor Ltd.................................   85,740     $   476,598
Amp Limited...............................  116,500       1,273,573
Brambles Industries Ltd...................   37,040         975,769
Broken Hill Proprietary Co., Ltd..........  244,720       2,834,657
CSR Ltd...................................  350,590       1,002,481
David Jones Ltd...........................  334,200         327,387
Lend Lease Corp., Ltd.....................   92,296       1,267,207
National Australia Bank Ltd...............  221,648       3,667,726
News Corp. Ltd............................  373,588       3,187,417
News Corp. Ltd., Preferred................  157,179       1,197,465
Orica Ltd.................................   54,020         295,022
Qantas Airways Ltd........................  473,538       1,564,042
QBE Insurance Group Ltd...................  211,823         806,184
Rio Tinto Ltd.............................   97,060       1,591,455
Santos Ltd................................  241,340         790,729
Telstra Corp. Ltd.........................  632,310       3,623,185
Westpac Banking Corp., Ltd................  373,841       2,424,968
WMC Ltd...................................  187,070         803,603
Woolworth's Ltd...........................  200,960         668,403
                                                       ------------
                                                         28,777,871
                                                       ------------

Austria - 0.14%
Austria Tabakwerke AG.....................   12,300         716,702

Belgium - 1.25%
Fortis (B)................................  149,047       4,680,535
KBC Bancassurance Holding.................   25,510       1,512,737
                                                       ------------
                                                          6,193,272
                                                       ------------
Canada - 2.79%
Agrium, Inc...............................   74,680         650,883
Alcan Aluminum Ltd........................   31,240         986,737
Bank of Montreal..........................   19,210         694,369
Canadian National Railway Co..............   19,190       1,282,272
Canadian Pacific Ltd......................   57,614       1,362,401
Hudson's Bay Co...........................   60,120         670,211
Imasco, Ltd...............................   31,200         836,862
Imperial Oil Ltd..........................   47,960         907,290
Magna International, Inc., Class A........    9,860         555,254
Newbridge Networks Corp. (b)..............   30,610         868,604
NOVA Chemicals Corp.......................    8,800         205,121
NOVA Corp.................................   26,521         618,184
Potash Corporation of Saskatchewan, Inc...    7,660         394,101
Royal Bank of Canada......................   24,620       1,081,211
Seagram Co., Ltd..........................    8,300         411,327
Shaw Communications, Inc., Class B........   35,580       1,401,469
TransCanada Pipelines Ltd.................   42,876         601,093
Westcoast Energy, Inc.....................   17,120         334,280
                                                       ------------
                                                         13,861,669
                                                       ------------
Denmark - 0.37%
Tele Danmark A/S..........................   36,800       1,811,346
                                                       ------------
Finland - 1.86%
Merita Ltd., Class A......................  357,400       2,030,912
Nokia Oyj.................................   49,060       4,300,624
UPM-Kymmene Corp..........................  102,200       2,930,088
                                                       ------------
                                                          9,261,624
                                                       ------------

France - 8.68%
Aerospatiale Matra........................   63,150       1,455,579
Air Liquide...............................   15,632       2,458,495
Banque Nationale de Paris.................   27,686       2,307,048
Carrefour S.A.............................   13,970       2,053,035
Cie de Saint Gobain.......................   10,813       1,722,898
Elf Aquitaine S.A.........................   26,244       3,851,412
France Telecom S.A........................   44,530       3,363,917
Air France (b)............................   95,890       1,710,820
Groupe Danone.............................   11,360       2,928,892
Michelin, Class B.........................   28,783       1,177,561
Rhone-Poulenc, Class A....................   43,280       1,977,762
SEITA.....................................   83,099       4,799,200
Societe Generale..........................   11,593       2,043,256
Suez Lyonnaise des Eaux S.A...............   16,052       2,895,369
Thomson CSF...............................   95,800       3,329,511
Total S.A., Class B.......................   21,443       2,766,482
Vivendi...................................   28,195       2,284,038
                                                       ------------
                                                         43,125,275
                                                       ------------
Germany - 10.55%
Allianz AG................................   15,308       4,278,315
Bayer AG..................................  148,206       6,167,289
Continental AG............................   90,800       2,172,495
DaimlerChrysler AG........................   49,513       4,325,015
Deutsche Bank AG..........................   87,591       5,338,656
Deutsche Telekom AG.......................   98,910       4,156,740
Deutsche Telekom AG, Rights (b)...........  100,610          19,714
Dresdner Bank AG..........................   88,030       3,422,607
Mannesmann AG.............................   34,250       5,121,694
SAP AG....................................    4,280       1,467,643
Siemens AG................................   79,940       6,166,671
Veba AG...................................  138,638       8,178,305
Volkswagen AG.............................   25,506       1,645,862
                                                       ------------
                                                         52,461,006
                                                       ------------
Italy - 2.60%
Assicurazioni Generali....................   94,446       3,272,712
ENI Spa...................................  688,000       4,108,204
ENI Spa ADR...............................   11,080         664,800
La Rinascente Spa.........................  208,140       1,575,566
Montedison Spa............................  849,305       1,383,903
San Paolo-imi, Spa........................  141,610       1,927,760
                                                       ------------
                                                         12,932,945
                                                       ------------
Japan - 22.25%
Acom Co., Ltd.............................   24,400       2,106,576
Amada Co., Ltd............................  127,000         897,100
Bank of Tokyo-Mitsubushi, Ltd.............  208,000       2,960,872
Bridgestone Corp..........................   65,000       1,965,466
Canon, Inc................................  102,000       2,932,584
Citizen Watch Co., Ltd....................  117,000       1,014,954
Dai Nippon Printing Co., Ltd..............  117,000       1,870,415
Daiichi Pharmaceutical Co., Ltd...........  103,000       1,598,100
Daikin Industries Ltd.....................  245,000       2,843,895
Daiwa House Industry Co., Ltd.............   61,000         641,548
East Japan Railway Co.....................      361       1,938,615
Fanuc.....................................   50,700       2,722,654
Fuji Photo Film...........................   34,000       1,286,517
Fujitsu...................................  213,000       4,284,988
Honda Motor Co............................   88,000       3,729,676

Global (Ex-U.S.) Equity Fund -- Schedule of Investments


June 30, 1999

                                              Shares      Value
                                             --------  ------------
Japan -- continued
Hoya Corp. ................................    28,000  $  1,579,974
Ito Yokado Co., Ltd. ......................    60,000     4,015,202
Kaneka Corp. ..............................   125,000     1,177,297
Kao Corp. .................................    81,000     2,275,281
Kirin Brewery Co., Ltd. ...................   137,000     1,641,193
Kokuyo.....................................    41,000       660,525
Kuraray Co., Ltd. .........................   154,000     1,852,479
Marui Co., Ltd. ...........................    66,000     1,090,549
Matsushita Electric Industrial Co. ........   149,000     2,892,845
Mitsubishi Estate Co., Ltd. ...............   238,000     2,322,191
Mitsubishi Corp. ..........................   410,000     2,777,594
NGK Insulators.............................   205,000     2,140,780
Nintendo Corp., Ltd. ......................    14,500     2,037,715
Nippon Denso Co., Ltd. ....................   106,000     2,154,329
Nippon Meat Packers, Inc. .................    98,000     1,279,247
Nippon Steel Co. ..........................   865,000     2,008,138
Nippon Telegraph & Telephone Corp. ........       544     6,337,079
Nomura Securities Co., Ltd. ...............   217,000     2,540,392
Obayashi Corp. ............................   209,000     1,051,561
Osaka Gas Co. .............................   578,000     1,962,640
Sankyo Co., Ltd. ..........................    91,000     2,293,044
Sanwa Bank Ltd. ...........................   146,000     1,436,600
Secom Co., Ltd. ...........................    29,000     3,018,837
Sega Enterprises Ltd. .....................    16,100       212,955
Sekisui House Ltd. ........................   138,000     1,488,995
Shin-Etsu Chemical Co., Ltd. ..............    25,000       836,500
Sony Corp. ................................    28,800     3,105,089
Sumitomo Bank..............................   148,000     1,835,327
Sumitomo Chemical Co. .....................   329,000     1,508,551
Sumitomo Electric Industries...............   140,000     1,591,540
Taiheiyo Cement Corp. .....................       600         1,720
Takeda Chemical Industries.................    77,000     3,568,820
TDK Corp. .................................    22,000     2,012,062
Tokio Marine & Fire Insurance Co. .........   115,000     1,249,380
Tokyo Electric Power.......................   129,400     2,731,469
Toshiba Corp. .............................   295,000     2,103,313
Toyota Motor Corp. ........................   116,000     3,670,522
Yamato Transport Co., Ltd. ................    76,000     1,324,851
                                                       ------------
                                                        110,580,546
                                                       ------------
Netherlands -- 4.70%
Elsevier NV................................   301,170     3,494,212
Heineken NV................................    23,602     1,208,518
ING Groep NV...............................   134,000     7,255,195
Koninklijke KPN NV.........................    84,012     3,942,192
Royal Dutch Petroleum Co. .................    80,180     4,696,771
Unilever NV................................    41,143     2,772,851
                                                       ------------
                                                         23,369,739
                                                       ------------
New Zealand -- 0.92%
Auckland International Airport Ltd. .......   223,210       343,009
Carter Holt Harvey Ltd. ...................   325,940       390,337
Fletcher Challenge Paper...................   500,840       374,207
Lion Nathan Ltd. ..........................   251,670       602,786
Telecom Corp. of New Zealand Ltd. .........   670,890     2,879,585
                                                       ------------
                                                          4,589,924
                                                       ------------
Norway -- 0.37%
Norsk Hydro ASA............................    20,510       773,766
Norske Skogindustrier ASA..................    29,150     1,073,801
                                                       ------------
                                                          1,847,567
                                                       ------------
Portugal -- 0.40%
EDP Electricidade de Portugal S.A. ........   111,000     1,998,721
                                                       ------------
Singapore -- 0.91%
Singapore Press Holdings Ltd. .............   181,975     3,099,721
United Overseas Bank Ltd. (Frgn.)..........   203,000     1,418,913
                                                       ------------
                                                          4,518,634
                                                       ------------
Spain -- 2.17%
Banco Popular Espanol S.A. ................    27,615     1,986,435
Banco Santander Central Hispano, S.A. .....   317,557     3,307,715
Endesa S.A. ...............................   100,186     2,136,695
Telefonica S.A. (b)........................    69,915     3,367,947
                                                       ------------
                                                         10,798,792
                                                       ------------
Sweden -- 2.58%
Electrolux AB, B Shares....................   191,870     4,017,038
Investor AB, B Shares......................   179,480     2,005,481
Nordbanken Holding AB......................   231,960     1,355,965
Swedish Match AB...........................   655,980     2,337,826
Ericsson LM, B Shares......................    96,600     3,096,154
                                                       ------------
                                                         12,812,464
                                                       ------------
Switzerland -- 5.24%
Adecco S.A. ...............................     2,036     1,090,948
Holderbank Financiere Glarus AG, B Shares..     1,795     2,118,760
Holderbank Financiere Glarus AG, Rights....         1            15
Nestle S.A. (Reg.).........................     3,854     6,943,943
Novartis AG (Reg.).........................     4,093     5,976,528
Roche Holding AG (Gen.)....................       512     5,262,936
Swiss Reinsurance Co. (Reg.)...............       341       649,273
Swisscom AG (Reg.).........................    10,674     4,016,654
                                                       ------------
                                                         26,059,057
                                                       ------------
United Kingdom -- 22.14%
Allied Zurich PLC..........................   210,252     2,643,064
AstraZeneca Group PLC......................    62,234     2,407,349
Barclays PLC...............................   105,230     3,062,021
BOC Group PLC..............................   256,450     5,012,579
Boots Company PLC..........................   176,340     2,094,454
British Aerospace PLC......................    66,000       428,365
British Airways PLC........................   268,000     1,849,259
BP Amoco PLC...............................   463,475     8,306,606
British Telecommunications PLC.............   183,000     3,066,346
Charter PLC................................   461,988     2,709,009
Coats Viyella PLC.......................... 1,154,489       928,104
Diageo PLC.................................   297,935     3,111,317
FKI PLC.................................... 1,103,225     3,426,884
General Electric Co. PLC...................   561,240     5,723,869
Glaxo Wellcome PLC.........................   215,260     5,982,084
Greenalls Group PLC........................   283,375     1,585,721
House of Fraser PLC........................   555,090       765,611
John Mansfield Group PLC...................   108,500        13,682
Lloyds TSB Group PLC.......................   456,545     6,188,977
Marks & Spencer PLC........................ 1,013,550     5,863,380
Mirror Group PLC...........................   650,240     2,525,317
National Power PLC.........................   423,000     3,080,486

            Global (Ex-U.S.) Equity Fund -- Schedule of Investments



June 30, 1999

                                                               Shares           Value
                                                             ----------      -----------
United Kingdom - continued
Nycomed Amersham PLC.....................................       363,090      $  2,524,002
Peninsular & Oriental Steam Navigation Co................       121,986         1,831,521
Pennon Group PLC.........................................           177             2,963
Prudential Corp. PLC.....................................       354,820         5,223,863
Reckitt & Colman PLC.....................................       168,000         1,751,765
Reed International PLC...................................       316,190         2,109,512
Rio Tinto Ltd............................................       318,890         5,345,831
RJB Mining PLC...........................................       476,840           394,611
Royal & Sun Alliance Insurance Group PLC.................       163,794         1,469,086
Sainsbury (J.) PLC.......................................       120,950           762,610
Scottish & Southern Energy PLC...........................       448,720         4,590,468
Tesco PLC................................................     1,647,830         4,240,357
Thames Water PLC.........................................       139,589         2,213,533
Unilever PLC.............................................       217,000         1,930,903
United News & Media PLC..................................       327,580         3,149,808
Yorkshire Water PLC......................................       249,000         1,730,911
                                                                             ------------
                                                                              110,046,228
                                                                             ------------
Total Global (Ex-U.S.) Equities
  (Cost $398,136,572)....................................                     475,763,382
                                                                             ------------
                                                                Face
                                                               Amount
                                                              --------
Convertible Bonds -- 0.03%
Australia -- 0.03%
Burns, Philp Treasury, 7.50%,
  due 08/14/03.....................................AUD        1,228,664           162,651
Burns, Philp & Co., Ltd., Warrants (b)................        1,228,664                --
                                                                             ------------
Total Convertible Bonds (Cost $147,071)...............                            162,651
                                                                             ------------

Short-Term Investments -- 0.87%
Investment Companies -- 0.87%
Brinson Supplementary Trust U.S.
   Cash Management Prime Fund
   (Cost $4,300,836)..................................        4,300,836         4,300,836
                                                                             ------------
Total Investments
   (Cost $402,584,479) -- 96.61% (a)..................                        480,226,869
Cash and other assets, less liabilities -- 3.39%......                         16,850,002
                                                                             ------------
Net Assets -- 100%....................................                       $497,076,871
                                                                             ============

See accompanying notes to schedule of investments.

Global (Ex-U.S.) Equity Fund -- Schedule of Investments



June 30, 1999

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $402,584,479; and net unrealized appreciation consisted of:

      Gross unrealized appreciation..............................  $ 92,641,130
      Gross unrealized depreciation..............................   (14,998,740)
                                                                   ------------
        Net unrealized appreciation..............................  $ 77,642,390
                                                                   ============

(b) Non-income producing security

FORWARD FOREIGN CURRENCY CONTRACTS

The Global (Ex-U.S.) Equity Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                        Settlement            Local             Current           Unrealized
                                                           Date              Currency             Value           Gain/(Loss)
                                                        ----------           ---------         -----------        -----------
Forward Foreign Currency Buy Contracts
Australian Dollar......................................   8/19/99            38,300,000        $25,364,742        $   617,401
British Pound..........................................   8/19/99             7,800,000         12,299,541           (167,910)
Canadian Dollar........................................   8/19/99            11,800,000          7,978,040             48,838
Euro...................................................   8/19/99            39,350,000         40,735,833         (2,280,810)
Swedish Krona..........................................   8/19/99           142,600,000         16,824,549         (1,213,556)
Swiss Franc............................................   8/19/99             7,500,000          4,852,767           (364,721)
Forward Foreign Currency Sale Contracts
Australian Dollar......................................   8/19/99             3,100,000          2,053,021              2,589
British Pound..........................................   8/19/99            36,500,000         57,555,545          1,797,020
Euro...................................................   8/19/99             3,150,000          3,260,937             76,803
Japanese Yen...........................................   8/19/99         4,740,000,000         39,451,235          1,003,056
                                                                                                                  -----------
        Total..........................................                                                           $  (481,290)
                                                                                                                  ===========










               See accompanying notes to financial statements.

Global (Ex-U.S.) Equity Fund -- Financial Statements



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
  Investments, at value:
    Unaffiliated issuers (Cost $398,283,643)................................................   $475,926,033
    Affiliated issuers (Cost $4,300,836)....................................................      4,300,836
  Foreign currency, at value (Cost $1,015,491)..............................................      1,049,683
  Cash......................................................................................     17,112,328
  Receivables:
    Investment securities sold..............................................................     13,832,745
    Dividends...............................................................................      1,240,203
    Interest................................................................................         73,124
    Fund shares sold........................................................................      8,440,505
  Variation margin..........................................................................        575,931
                                                                                               ------------
      TOTAL ASSETS..........................................................................    522,551,388
                                                                                               ------------
LIABILITIES:
  Payables:
    Investment securities purchased.........................................................      2,012,851
    Fund shares redeemed....................................................................     22,339,144
    Investment advisory fees................................................................        360,906
    Accrued expenses........................................................................        280,326
  Net unrealized depreciation on forward foreign currency contracts.........................        481,290
                                                                                               ------------
      TOTAL LIABILITIES.....................................................................     25,474,517
                                                                                               ------------
NET ASSETS..................................................................................   $497,076,871
                                                                                               ============
NET ASSETS CONSIST OF:
  Paid in capital...........................................................................   $416,353,774
  Accumulated undistributed net investment income...........................................      2,738,174
  Accumulated net realized gain.............................................................        823,091
  Net unrealized appreciation...............................................................     77,161,832
                                                                                               ------------
      NET ASSETS............................................................................   $497,076,871
                                                                                               ============
OFFERING PRICE PER SHARE:
  Brinson Class I:
    Net asset value, offering price and redemption price per share (Based on net assets of
      $490,322,498 and 39,737,271 shares issued and outstanding)............................   $      12.34
                                                                                               ============
  Brinson Class N:
    Net asset value, offering price and redemption price per share (Based on net assets of
      $15,148 and 1,232 shares issued and outstanding)......................................   $      12.30
                                                                                               ============
  UBS Investment Funds Class:
    Net asset value, offering price and redemption price per share (Based on net assets of
      $6,739,225 and 552,223 shares issued and outstanding).................................   $      12.20
                                                                                               ============

                See accompanying notes to financial statements.

             Global (Ex-U.S.) Equity Fund -- Financial Statements



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Dividends (net of $1,179,337 for foreign taxes withheld)....................... $  9,985,856
  Interest (including securities lending income of $148,237).....................      882,438
                                                                                  ------------
          TOTAL INCOME...........................................................   10,868,294
                                                                                  ------------
EXPENSES:
  Advisory.......................................................................    3,713,448
  Administrative.................................................................      347,175
  Custodian......................................................................      200,713
  Distribution...................................................................       43,892
  Other..........................................................................      354,845
                                                                                  ------------
          TOTAL EXPENSES.........................................................    4,660,073
                                                                                  ------------
          NET INVESTMENT INCOME..................................................    6,208,221
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments..................................................................   (2,681,583)
    Futures contracts............................................................      575,931
    Foreign currency transactions................................................      188,730
                                                                                  ------------
          Net realized loss......................................................   (1,916,922)
                                                                                  ------------

Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency...............................................   17,631,875
  Forward contracts..............................................................    1,988,204
  Translation of other assets and liabilities denominated in foreign currency....      (61,073)
                                                                                  ------------
          Change in net unrealized appreciation or depreciation..................   19,559,006
                                                                                  ------------
Net realized and unrealized gain.................................................   17,642,084
                                                                                  ------------
Net increase in net assets resulting from operations............................. $ 23,850,305
                                                                                  ============

                See accompanying notes to financial statements.

Global (Ex-U.S.) Equity Fund -- Financial Statements



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year            Year
                                                                                         Ended           Ended
                                                                                     June 30, 1999   June 30, 1998
                                                                                     -------------   -------------
OPERATIONS:
  Net investment income...........................................................   $   6,208,221   $   6,539,098
  Net realized gain (loss)........................................................      (1,916,922)     12,223,856
  Change in net unrealized appreciation or depreciation...........................      19,559,006       6,875,111
                                                                                     -------------   -------------
  Net increase in net assets resulting from operations............................      23,850,305      25,638,065
                                                                                     -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income:
    Brinson Class I...............................................................      (4,564,403)     (6,380,973)
    Brinson Class N...............................................................            (121)            (58)
    UBS Investment Funds Class....................................................         (23,356)        (51,271)
  Distributions from net realized gain:
    Brinson Class I...............................................................      (4,498,729)    (25,288,399)
    Brinson Class N...............................................................            (126)            (59)
    UBS Investment Funds Class....................................................         (52,439)       (521,640)
                                                                                     -------------   -------------
  Total distributions to shareholders.............................................      (9,139,174)    (32,242,400)
                                                                                     -------------   -------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold.....................................................................     842,598,303     317,039,181
  Shares issued in connection with acquisition of UBS International Equity Fund...      21,515,034              --
  Shares issued on reinvestment of distributions..................................       8,583,385      31,189,854
  Shares redeemed.................................................................    (834,980,130)   (325,627,875)
                                                                                     -------------   -------------
  Net increase in net assets resulting from capital share transactions............      37,716,592      22,601,160
                                                                                     -------------   -------------
      TOTAL INCREASE IN NET ASSETS................................................      52,427,723      15,996,825
                                                                                     -------------   -------------

NET ASSETS:
  Beginning of year...............................................................     444,649,148     428,652,323
                                                                                     -------------   -------------
  End of year (including accumulated undistributed net investment income of
    $2,738,174 and $1,437,308, respectively)......................................   $ 497,076,871   $ 444,649,148
                                                                                     =============   =============

                See accompanying notes to financial statements.

Global (Ex-U.S.) Equity Fund -- Financial Highlights



The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                          Year Ended June 30,
                                                    -------------------------------------------------------------
Brinson Class I                                       1999       1998           1997         1996        1995
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............   $  12.15    $  12.59       $  11.17     $   9.68    $   9.69
                                                   --------    --------       --------     --------    --------
 Income from investment operations:
     Net investment income......................       0.16        0.18           0.18         0.18        0.15
     Net realized and unrealized gain (loss)....       0.27        0.30           1.97         2.05       (0.16)
                                                   --------    --------       --------     --------    --------
    Total income (loss) from investment
           operations...........................       0.43        0.48           2.15         2.23       (0.01)
                                                   --------    --------       --------     --------    --------
Less distributions:
     Distributions from investment income.......      (0.12)      (0.18)         (0.17)       (0.18)        --
     Distributions from net realized gain.......      (0.12)      (0.74)         (0.56)       (0.56)        --
                                                   --------    --------       --------     --------    --------
          Total distributions...................      (0.24)      (0.92)         (0.73)       (0.74)        --
                                                   ========    ========       ========     ========    ========
Net asset value, end of period..................   $  12.34    $  12.15       $  12.59     $  11.17    $   9.68
Total return....................................       3.65%       4.78%         20.27%       23.64%      (0.10)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)...........   $490,322    $439,329       $420,855     $212,366    $148,319
  Ratio of expenses to average net assets:
     Before expense reimbursement...............       0.99        1.00%          1.00%        1.20%       1.23%
     After expense reimbursement................        N/A         N/A            N/A         1.00%       1.00%
  Ratio of net investment income to average
     net assets:
     Before expense reimbursement...............       1.35%       1.52%          1.83%        1.67%       1.93%
     After expense reimbursement................        N/A         N/A            N/A         1.87%       2.16%
  Portfolio turnover rate.......................         74%         49%            25%          20%         14%

N/A = Not Applicable

                See accompanying notes to financial statements.

Global (Ex-U.S.) Equity Fund -- Financial Highlights



The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                  Year Ended             Year Ended
Brinson Class N                                                                  June 30, 1999          June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................................         $  12.14               $  12.59
                                                                                       -------                -------
  Income from investment operations:
     Net investment income...................................................             0.12                   0.16
     Net realized and unrealized gain........................................             0.27                   0.29
                                                                                       -------                -------
          Total income from investment operations............................             0.39                   0.45
                                                                                       -------                -------

  Less distributions:
     Distributions from net investment income................................            (0.11)                 (0.16)
     Distributions from net realized gain....................................            (0.12)                 (0.74)
                                                                                       -------                -------
          Total distributions................................................            (0.23)                 (0.90)
                                                                                       -------                -------
Net asset value, end of period...............................................         $  12.30               $  12.14
                                                                                       =======                =======
Total return.................................................................             3.30%                  4.51%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)........................................         $     15               $     11
  Ratio of expenses to average net assets....................................             1.24%                  1.25%
  Ratio of net investment income to average net assets.......................             1.10%                  1.27%
  Portfolio turnover rate....................................................               74%                    49%


                  See accompany notes to financial statements.

Global (Ex-U.S.) Equity Fund -- Notes To Financial Statements



1.   SIGNIFICANT ACCOUNTING POLICIES

The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global
(Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBS Investment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the UBS Investment Funds Class are presented separately.

On December 19, 1998, the Global (Ex-U.S.) Equity Fund (the "Fund") acquired all the net assets of the UBS International Equity Fund pursuant to a plan of reorganization approved by shareholders on December 11, 1998. The acquisition was accomplished by a tax-free exchange of 1,827,955 Brinson Class I shares of the Global (Ex-U.S.) Equity Fund for the shares of UBS International Equity Fund outstanding on December 18, 1998. The net assets of the UBS International Equity Fund, including $38,003 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Global (Ex-U.S.) Equity Fund and the UBS International Equity Fund immediately before the merger were $463,315,718 and $21,515,034, respectively.

The following is a summary of significant accounting policies consistently followed by the Global (Ex-U.S.) Equity Fund in the preparation of its financial statements.

A. Investment Valuation: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C. Investment Transactions: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. Investment Income: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. Federal Income Taxes: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1999, therefore, no federal income tax provision was required.

F. Distributions to Shareholders: It is the policy of the Fund to distribute its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

GLOBAL (EX-U.S.) EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS



G. Income and Expense Allocation: All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

H. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. The expense cap is 1.00%, 1.25% and 1.84% of the average daily net assets of the Brinson Class I, Brinson Class N and UBS Investment Funds Class, respectively. Investment advisory fees for the year ended June 30, 1999, were as follows:

                                                                                                          Advisory        Advisory
                                                                                                             Fee            Fees
                                                                                                       ------------     ------------
Global (Ex-U.S.) Equity Fund.......................................................................       0.80%          $3,713,448

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $6,792.

The Fund invests in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at June 30, 1999 and for the year then ended, were as follows:

                                                                                                                          % of
                                                                         Sales          Interest                           Net
                                                        Purchases       Proceeds         Income           Value           Assets
                                                     --------------   ------------    -------------    ----------      -----------
 Global (Ex-U.S.) Equity Fund......................    $424,308,794    $420,007,958     $331,042       $4,300,836         0.87%

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                                                                        Proceeds
                                                                                                       Purchases       From Sales
                                                                                                   ---------------   --------------
Global (Ex U.S.) Equity Fund.....................................................................  $  358,514,001     $333,571,232

4.   FORWARD FOREIGN CURRENCY CONTRACTS
The Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1999, was the Fund's custodian or an affiliate of the Fund's custodian.

5.   FUTURES CONTRACTS
The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such

                   Global (Ex-U.S.) Equity Fund -- Notes To Financial Statements



contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6. SECURITY LENDING
The Fund loaned securities to certain brokers with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. The Fund receives securities, which are not reflected in the statement of assets and liabilities, as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 105% of the value of non-U.S. securities loaned. The value of loaned securities and related collateral at June 30, 1999 was $19,889,426 and $21,802,826, respectively.

7. DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBS Investment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBS Investment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the daily net assets of the Brinson Class N. Annual fees under the UBS Investment Funds Plan, which include a 0.25% service fee, shall not exceed 0.84% of the average daily net assets of the UBS Investment Funds Class.

8.   LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is based on the Federal Funds rate plus 0.50% per year. The Funds pay a commitment fee of 0.08% per year of the average daily unutilized balance of the line of credit. During the year ended June 30, 1999, the Global (Ex-U.S.) Equity Fund had borrowings of $1,300,000 and $3,600,000 outstanding for 1 day each under the agreement.

9.   CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                                                       Year Ended                            Year Ended
                                                                      June 30, 1999                         June 30, 1998
                                                              --------------------------------    --------------------------------
                                                                Shares             Value             Shares              Value
                                                              -----------       ------------       -----------       -------------
Sales:
     Brinson Class I*.......................................   72,650,740       $857,199,838        26,268,807        $312,436,986
     Brinson Class N .......................................          365              4,263               798               9,817
     UBS Investment Funds Class.............................      587,229          6,909,236           387,174           4,592,378
                                                               ----------       ------------        ----------        -----------
          Total Sales.......................................   73,238,334       $864,113,337        26,656,779        $317,039,181
                                                               ==========       ============        ==========        ============
Dividend Reinvestment:
     Brinson Class I........................................      726,832       $  8,514,975         2,849,536        $ 30,664,100
     Brinson Class N........................................           21                247                10                 117
     UBS Investment Funds Class.............................        5,917             68,163            49,433             525,637
                                                               ----------       ------------        ----------        ------------
          Total Dividend Reinvestment.......................      732,770       $  8,583,385         2,898,979        $ 31,189,854
                                                               ==========       ============        ==========        ============
Redemptions:
     Brinson Class I........................................   69,803,887       $829,422,705        26,391,131        $318,236,785
     Brinson Class N........................................           41                487                --                  --
     UBS Investment Funds Class.............................      481,376          5,556,938           620,542           7,391,090
                                                               ----------       ------------        ----------        ------------
          Total Redemptions.................................   70,285,304       $834,980,130        27,011,673        $325,627,875
                                                               ==========       ============        ==========        ============

*Includes shares issued in connection with acquisition of UBS International Equity Fund.

Report of Independent Auditors



The Board of Trustees and Shareholders
The Brinson Funds--Global (Ex-U.S.) Equity

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Brinson Funds--Global (Ex-U.S.) Equity Fund (formerly Non-U.S. Equity Fund) as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global (Ex-U.S.) Equity Fund at June 30, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.



                                                        /s/  Ernst & Young, LLP
Chicago, Illinois
August 11, 1999

                               Distributed by:
                           Funds Distributor, Inc.
                               60 State Street
                               Boston, MA 02109

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

[Brinson Logo]

THE BRINSON FUNDS
-------------------------------------------------------------------------------
CHICAGO . BAHRAIN . BASEL . FRANKFURT . GENEVA . HONG KONG . LONDON . MELBOURNE
 . NEW YORK  . PARIS . RIO DE JANIERO . SINGAPORE . SYDNEY . TOKYO . ZURICH

209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                         [LOGO]UBS
                               Investment Funds


                              U.S. BALANCED FUND
                               U.S. EQUITY FUND
                     U.S. LARGE CAPITALIZATION EQUITY FUND
                     U.S. LARGE CAPITALIZATION GROWTH FUND
                     U.S. SMALL CAPITALIZATION GROWTH FUND
                                U.S. BOND FUND
                                HIGH YIELD FUND

                                 ANNUAL REPORT


                                 JUNE 30, 1999

           Trustees and Officers
--------------------------------------------------------------------------------
[LOGO] UBS
           Investment Funds

            Trustees

            Walter E. Auch

            Frank K. Reilly, CFA

            Edward M. Roob


            Officers

            Frank K. Reilly, CFA
            Chairman of the Board

            E. Thomas McFarlan
            President

            Thomas J. Digenan, CFA, CPA
            Vice President

            Debra L. Nichols
            Vice President

            Carolyn M. Burke, CPA
            Secretary and Treasurer

            David E. Floyd, CPA
            Assistant Secretary

            Mark F. Kemper
            Assistant Secretary

        The Funds Advisor - Brinson Partners, Inc.



--------------------------------------------------------------------------------
[LOGO]  UBS
        Investment Funds

Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios - balancing considerations for both risk and return.

Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBS AG.

        Table of Contents



--------------------------------------------------------------------------------
[LOGO]  UBS
        Investment Funds

        Shareholder Letter..........................................   4

        U.S. Economic and Market Highlights.........................   5

        U.S. Balanced Fund..........................................   6
           Schedule of Investments..................................   9
           Financial Statements.....................................  12
           Financial Highlights.....................................  15

        U.S. Equity Fund............................................  16
           Schedule of Investments..................................  19
           Financial Statements.....................................  20
           Financial Highlights.....................................  23

        U.S. Large Capitalization Equity Fund.......................  24
           Schedule of Investments..................................  27
           Financial Statements.....................................  28
           Financial Highlights.....................................  31

        U.S. Large Capitalization Growth Fund.......................  32
           Schedule of Investments..................................  35
           Financial Statements.....................................  36
           Financial Highlights.....................................  39

        U.S. Small Capitalization Growth Fund.......................  40
           Schedule of Investments..................................  43
           Financial Statements.....................................  45
           Financial Highlights.....................................  48

        U.S. Bond Fund..............................................  49
           Schedule of Investments..................................  52
           Financial Statements.....................................  55
           Financial Highlights.....................................  58

        High Yield Fund.............................................  59
           Schedule of Investments..................................  62
           Financial Statements.....................................  65
           Financial Highlights.....................................  68

        The UBS Investment Funds - Notes to Financial Statements....  69

        Report of Independent Auditors..............................  76

        Shareholder Letter


--------------------------------------------------------------------------------
[LOGO]  UBS
        Investment Funds

July 26, 1999

Dear Shareholder:

We are pleased to present the Annual Report for the UBS Investment Funds covering the year ended June 30, 1999. This report focuses on the current economic outlook as well as our current strategies and performance updates for our seven Domestic Funds: U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund.

During the second quarter of 1999, momentum shifted away from growth stocks. Growth-oriented stocks had outperformed value for much of the last two years, leading to what we believe to be significant overvaluation among many of the largest capitalization issues. Several factors contributed to this shift, including improving expectations for global growth (bottoming in Asia and Latin America), firming in key industrial commodity prices (notably oil) and expectations for stronger corporate profits. Steeper yield curves and higher interest rates also contributed to this rotation. An improving economic picture, coupled with increased profitability for value stocks, suggests that there is scope for continued outperformance relative to growth stocks in the coming months. Our work continues to indicate that many large-capitalization growth stocks remain overvalued and are likely to underperform.

Our current strategies for U.S. fixed income portfolios indicate that current U.S. market interest rates provide positive excess returns. Market expectations of higher inflation and Fed tightening (the Fed did raise rates by 25 basis points on June 30) have driven bond yields in the U.S. to levels above our estimates of fair value. The prevailing credit spreads provide more than adequate compensation for risk, given our assumptions about the economy and the probabilities we assign to different scenarios for default rates.

The U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund are all actively managed funds that provide integrated asset management across and within the U.S. security markets. Each of our Funds employ the same value-oriented investment philosophy of applied growth across the U.S. spectrum. Each Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. The reports that follow highlight the investment characteristics and the performance of the respective Funds.

We appreciate your continued trust and the confidence you have placed in the UBS Investment Funds, and look forward to a long lasting, quality relationship.

Sincerely,



Hanspeter A. Walder                         Raymond Simon
Executive Director                          Managing Director
Private Banking                             Private Banking

        U.S. Economic and Market Highlights




--------------------------------------------------------------------------------
[LOGO] UBS
Investment Funds



The U.S. economy continued to expand at a rapid pace in the second quarter of 1999, with weakness in the housing sector being largely compensated by rebounding activity in manufacturing. With no signs of a recession in sight, the current business cycle will break the record for longevity established by the business expansion of the 1960s. Despite the strong momentum in economic growth, price pressures, as measured by consumer prices excluding food and energy, have remained moderate. Largely as a result of higher energy prices, headline inflation has moved back above 2%.

Strong momentum in domestic demand, sluggish demand for U.S. products in Asia, Europe and Latin America and higher oil prices all contributed to a massive widening in the nation's trade deficit in May. Large net capital imports--which reflects global investors' confidence in the U.S. economy--and a strong U.S. dollar are the flip side of the current account deficit.

By increasing the federal funds rate on June 30, the Federal Reserve has partly reversed some of the rate cuts adopted during the Asia/Russia/LTCM crisis last year. The move reflects growing doubts about a permanent surge in productivity growth. Despite this tightening, the FOMC's policy stance continues to be expansionary with money supply expanding at rates inconsistent with long-run price stability.

        U.S. Environment


         Major Markets                   Salomon U.S. Treasury Benchmark Returns
 Year to date June 30, 1999                     Year to date June 30, 1999

Total Return                             Total Return
U.S. Cash      U.S.    U.S.                  1      2      5     10      30
Equivalents   Bonds  Equities                       Maturity (Years)

  2.17        -1.39     11.87                2.25   0.52  -2.35  -6.50  -10.54



                 Top Ten Industry Returns Relative to S&P 500
                          Year to date June 30, 1999

Aerospace                            24.93
For. Petroleum Res.                  22.84
Dom. Petroleum Res.                  21.83
Electronics                          21.4
Oil Service                          19.41
Forest Products                      14.54
Aluminum                             12.91
Producer Goods                       11.72
Media                                11.08
Telephone, Telegraph                 10.66


Source: BARRA



                Bottom Ten Industry Returns Relative to S&P 500
                          Year to date June 30, 1999

Miscellaneous                        -9.61
Containers                           -9.69
Health (Non-Drug)                    -9.78
Drugs, Medicine                     -11.03
Electric Utilities                  -16.05
Beverages                           -17.05
Trucking, Freight                   -22.07
Precious Metals                     -24.55
Water Transport                     -26.82
Tobacco                             -30.91


Source: BARRA

--------------------------------------------------------------------------------

        U.S. Balanced Fund

--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds


We actively manage the U.S. Balanced Fund in all of its aspects. We seek out price/value discrepancies across capital markets (at the asset class level), and within capital markets (through sector, sub-sector and individual security selection). The Fund is monitored on an ongoing basis, and rebalanced with both risk and return considerations in mind. Our value estimates and investment decisions are based on comprehensive analysis of forward-looking investment fundamentals, drawing on the collective judgement of our seasoned investment teams.

Since its performance inception on July 31, 1995, the UBS Investment Fund--U.S. Balanced has produced an annualized rate of return of 10.77% compared to the 18.82% return of its benchmark, the U.S. Balanced Mutual Fund Index. This performance record was obtained with significantly less risk or volatility than the benchmark, 5.55% versus 10.25%, respectively. The lower risk level implies that the Fund has generated a much more constant return stream over time, protecting its investors from abrupt fluctuations in the overall Fund's value. For the first six months of 1999, the Fund returned 0.64% versus 7.13% for the benchmark.

The key reason for the Fund's underperformance is its relative underweight to the U.S. equity market, which we believe has reached historic levels of overvaluation. Today a record 76% of U.S. fund managers believe that Wall Street is overvalued. Based on our analysis, the U.S. equity market is now approximately 50% overvalued, a level higher than that seen prior to the market's "crash" in 1987. The Fund currently holds only 20% of its assets in equities versus 65% for the benchmark, which is the maximum underweight position.

In 1998 and the first half of this year, the U.S. equity market was fueled by the desire to not miss out on market momentum. These feelings appear to have overshadowed concerns about the fundamentals of stock valuation, and the market has been driven to extremes. Infatuations with technology (especially internet-related) companies and a few other sectors were the key drivers of this phenomenon. The market had experienced an incredible lack of breadth leading into the second quarter of 1999, and was forced higher by an ever-smaller number of "in-vogue" stocks.

Momentum shifted away from U.S growth stocks in the second quarter of 1999 after a long period of outperformance relative to value stocks. Factors contributing to this shift include higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. This is a significant change from the momentum in growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain. The market on the whole remains overvalued, with growth stocks at the extreme.

With risk considerations uppermost in mind, overweight positions relative to the benchmark are held in conventional U.S. bonds at +25%, and in Treasury Inflation Protected Securities (TIPS) at +20%. TIPS are bonds linked to the Consumer Price Index whose future cash flows are regularly adjusted according to prevailing inflation. While it is likely that future average inflation will be moderate, it is also likely that it will be more pronounced than currently expected by market participants. In this type of environment, TIPS provide unusual upside potential.


--------------------------------------------------------------------------------
6

U.S. Balanced Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

Total Return

                                      6 months    1 year    3 years    7/31/95*
                                       ended       ended     ended        to
                                      6/30/99     6/30/99   6/30/99    6/30/99
-------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Balanced      0.64%      4.13%    10.21%      10.77%
-------------------------------------------------------------------------------
U.S. Balanced Mutual Fund Index**         7.13      14.27     19.40       18.82
-------------------------------------------------------------------------------
Wilshire 5000 Index                      11.87      19.59     25.84       25.26
-------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment
 Grade (BIG) Bond Index                  -1.39       3.12      7.24        6.87
-------------------------------------------------------------------------------

*    Performance inception date of the UBS Investment Fund -- U.S. Balanced.
** An un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Smith Barney Broad Investment Grade Bond Index.

Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Balanced, the U.S. Balanced Mutual Fund Index, the Wilshire 5000 Index and the Salomon Smith Barney BIG Bond Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Balanced vs. U.S. Balanced Mutual Fund Index, Wilshire 5000 Index and Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

              UBS Investment      U.S. Balanced      Wilshire      Salomon Smith
               Fund -- U.S.        Mutual Fund         5000         Barney BIG
                 Balanced             Index           Index         Bond Index
--------------------------------------------------------------------------------
 7/31/95             $10,000            $10,000       $10,000            $10,000
12/31/95             $10,841            $10,876       $10,994            $10,653
 6/30/96             $11,154            $11,544       $12,123            $10,520
12/31/96             $12,018            $12,496       $13,326            $11,040
 6/30/97             $12,826            $14,050       $15,677            $11,377
12/31/97             $13,540            $15,433       $17,496            $12,102
 6/30/98             $14,338            $17,195       $20,202            $12,582
12/31/98             $14,835            $18,342       $21,595            $13,157
 6/30/99             $14,931            $19,650       $24,159            $12,975
--------------------------------------------------------------------------------

7/31/95 = $10,000                                           Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

U.S. Balanced Fund
--------------------------------------------------------------------------------
[UBS Investment Funds LOGO APPEARS HERE]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999

-------------------------------------------
U.S. Equities
Energy............................    0.27%
Capital Investment
  Capital Goods...................    4.71
  Technology......................    6.10
                                    ------
                                     10.81
Basic Industries
  Chemicals.......................    1.82
  Housing/Paper...................    3.13
  Metals..........................    1.18
                                    ------
                                      6.13
Consumer
  Non-Durables....................    1.39
  Retail/Apparel..................    2.43
  Autos/Durables..................    1.71
  Health: Drugs...................    1.93
  Health: Non-Drugs...............    2.25
                                    ------
                                      9.71
Financial
  Banks...........................    4.71
  Non-Banks.......................    3.48
                                    ------
                                      8.19
Utilities
  Electric........................    1.75
  Telephone.......................    0.71
                                    ------
                                      2.46

Transportation....................    3.78
Services/Misc.....................    2.61
                                    ------
    Total U.S. Equities...........   43.96*

U.S. BONDS
Corporate Bonds
  Asset-Backed....................    0.99
  CMO.............................    0.46
  Consumer........................    1.05
  Financial Services..............    1.06
  Industrial Components...........    0.59
  Services/Miscellaneous..........    0.91
  Utilities.......................    2.43
                                    ------
    Total U.S. Corporate Bonds....    7.49

International Dollar Bonds........    3.10
Mortgage-Backed Securities........    5.13
U.S. Government Agencies..........   12.14
U.S. Government Obligations.......   24.97
                                    ------
    Total U.S. Bonds..............   52.83*
SHORT-TERM INVESTMENTS............    2.17*
                                    ------
    TOTAL INVESTMENTS.............   98.96
CASH AND OTHER ASSETS,
  LESS LIABILITIES................    1.04
                                    ------
NET ASSETS........................  100.00%
                                    ======

--------------------------------------------------------------------------------
*The Fund held a long position in U.S. Treasury futures on June 30, 1999 which increased U.S. bond exposure from 52.83% to 77.27%. The Fund also held a short position in stock index futures which reduced U.S. equity exposure from 43.96% to 18.53%. These two adjustments result in a net increase in the Fund's exposure to Short-Term Investments from 2.17% to 3.16%.

Asset Allocation

As of June 30, 1999

                                Current
                Benchmark       Strategy
----------------------------------------
U.S. Equity        65%             20%
U.S. Bonds         35              80
----------------------------------------
                  100%            100%

Top Ten U.S. Equity Holdings

As of June 30, 1999

                              Percent of
                              Net Assets
----------------------------------------
 1. Xerox Corp.                 2.46%
 2. FDX Corp.                   1.68%
 3. Burlington Northern
    Santa Fe Corp.              1.57%
 4. Raytheon Co., Class B       1.45%
 5. Electronic Data Systems
    Corp.                       1.42%
 6. Corning, Inc.               1.39%
 7. Aetna, Inc.                 1.34%
 8. Lockheed Martin Corp.       1.19%
 9. CIGNA Corp.                 1.08%
10. General Instrument Corp.    1.08%
----------------------------------------

================================================================================
8

        U.S. Balanced Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                      Shares            Value
                                                    ----------        ----------
U.S. Equities -- 43.96%
Advanced Micro Devices, Inc. (b)..................      8,900        $  160,756
Aetna, Inc........................................      5,900           527,681
Allergan, Inc.....................................      1,900           210,900
Alza Corp. (b)....................................      7,700           391,737
American Standard Companies, Inc. (b).............      4,100           196,800
Aon Corp..........................................     10,050           414,562
Armstrong World Industries, Inc...................      1,100            63,594
BankBoston Corp...................................      2,200           112,475
Baxter International, Inc.........................      4,400           266,750
Burlington Northern Santa Fe Corp.................     19,900           616,900
Champion Enterprises, Inc. (b)....................      3,500            65,188
Champion International Corp.......................      1,200            57,450
Chase Manhattan Corp..............................      3,400           294,525
CIGNA Corp........................................      4,800           427,200
Circuit City Stores-Circuit City Group............      3,700           344,100
CMS Energy Corp...................................      3,700           154,937
CommScope, Inc. (b)...............................      3,166            97,355
Compaq Computer Corp..............................      1,100            26,056
Computer Sciences Corp. (b).......................      1,900           131,456
Compuware Corp. (b)...............................      3,200           101,800
Comverse Technology, Inc. (b).....................      1,230            92,865
Consolidated Stores Corp. (b).....................      5,100           137,700
Corning, Inc......................................      7,800           546,975
Covance, Inc. (b).................................      3,075            73,608
Delphi Automotive Systems Corp....................      7,200           133,650
Dial Corp.........................................      2,100            78,094
Dominion Resources, Inc...........................        600            25,988
Eastman Chemical Co...............................      2,200           113,850
Electronic Data Systems Corp......................      9,900           559,969
Eli Lilly and Company.............................      2,200           157,575
Entergy Corp......................................     10,400           325,000
FDX Corp. (b).....................................     12,200           661,850
Federal-Mogul Corp................................      2,000           104,000
First American Corp. of Tennessee.................      1,000            41,563
First Data Corp...................................      7,958           389,445
First Security Corp...............................      1,925            52,456
First Union Corp..................................      3,300           155,100
Fleet Financial Group, Inc........................      5,000           221,875
Fleetwood Enterprises, Inc........................      2,200            58,163
Food Lion Inc., Class A...........................     11,600           137,750
Fort James Corp...................................      7,000           265,125
General Instrument Corp. (b)......................     10,000           425,000
Genzyme Corp. (b).................................      1,600            77,600
Genzyme Surgical Products Division (b)............        286             1,262
Geon Co...........................................      1,000            32,250
GreenPoint Financial Corp.........................      6,400           210,000
Hibernia Corp., Class A...........................      4,700            73,731
Household International, Inc......................      6,400           303,200
Illinois Tool Works, Inc..........................      1,300           106,600
IMC Global, Inc...................................      7,200           126,900
Johnson Controls, Inc.............................      1,900           131,694
Kimberly-Clark Corp...............................      3,600           205,200
Lafarge Corp......................................      2,200            77,963
Lear Corp. (b)....................................      4,800           238,800
Lockheed Martin Corp..............................     12,542           467,189
Lyondell Chemical Company.........................      5,700           117,563
Martin Marietta Materials, Inc....................      1,136            67,024
Masco Corp........................................     12,400           358,050
Mattel, Inc.......................................      5,600           148,050
MCN Energy Group, Inc.............................        800            16,600
Nabisco Holdings Corp., Class A...................      1,100            47,575
National Service Industries, Inc..................      2,000            72,000
New York Times Co.................................      2,100            77,306
Newell Rubbermaid, Inc............................      4,100           190,650
Nextel Communications, Inc. (b)...................      5,600           281,050
Norfolk Southern Corp.............................      7,000           210,875
Peco Energy Co....................................      4,400           184,250
Pentair, Inc......................................      2,100            96,075
Philip Morris Companies, Inc......................      6,400           257,200
PNC Bank Corp.....................................      3,200           184,400
Praxair, Inc......................................      3,400           166,387
Raytheon Co., Class B.............................      8,100           570,037
Regions Financial Corp............................      1,000            38,438
Southdown, Inc....................................      2,316           148,803
St. Jude Medical, Inc. (b)........................      5,600           199,500
Tyson Foods, Inc., Class A........................      7,400           166,500
U.S. Bancorp......................................      5,059           172,006
Ultramar Diamond Shamrock Corp....................      4,090            89,213
United Healthcare Corp............................      4,000           250,500
USG Corp..........................................      2,100           117,600
Vencor, Inc. (b)..................................      4,200               630
Ventas, Inc.......................................      2,800            15,050
Viad Corp.........................................      3,900           120,656
W.W. Grainger, Inc................................      1,200            64,575
Wells Fargo and Co................................      7,000           299,250
Westvaco Corp.....................................      1,400            40,600
Xerox Corp........................................     16,400           968,625
York International Corp...........................      2,500           107,031
                                                                     ----------
Total U.S. Equities (Cost $14,121,165)............                   17,316,281
                                                                     ----------
                                                       Face
                                                      Amount
                                                    ----------
Bonds -- 52.83%
U.S. Corporate Bonds -- 7.49%
Archer Daniels 6.950%, due 12/15/69...............  $ 250,000           232,287
Donaldson Lufkin & Jenrette, FRN
 6.700%, due 06/30/00.............................    415,000           417,222
Heller Financial Commercial Mortgage
 Assets, 99-PH1, Class A1 6.500%,
 due 05/15/61.....................................    184,130           182,451
MBNA Global Capital Securities,
 FRN 5.795%, due 02/01/27.........................    215,000           186,425
Noram Energy Corp. 6.375%, due 11/01/03...........    200,000           195,519
PanAmSat Corp. 6.000%, due 01/15/03...............    335,000           327,904
Peco Energy Transition Trust 6.130%,
 due 03/01/09.....................................    215,000           203,857
Rite Aid Corp., 144A 6.125%, due 12/15/08.........    140,000           126,805
Sprint Capital Corp. 6.875%, due 11/15/28.........    200,000           182,106
TCI Communications, Inc. 8.750%,
 due 08/01/15.....................................    220,000           249,899
Time Warner, Inc. 7.570%, due 02/01/24............    290,000           288,806
U.S.A. Waste Services 6.500%, due 12/15/02........    360,000           356,994
                                                                     ----------
                                                                      2,950,275
                                                                     ----------

================================================================================

                   U.S. BALANCED FUND -- SCHEDULE OF INVESTMENTS

June 30, 1999
--------------------------------------------------------------------------------

                                                         Face
                                                        Amount         Value
                                                      ----------    -----------
International Dollar Bonds -- 3.10%
Abbey National PLC, Resettable Perpetual Preferred
 6.700%, due 06/29/49...............................  $  250,000    $   231,861
British Sky Broadcasting Group plc
 6.875%, due 02/23/09...............................     125,000        113,989
Credit Suisse-London, 144A, Resettable Perpetual
 Preferred 7.900%, due 05/01/07.....................     270,000        262,863
Empresa Nacional de Electricidad S.A.
 8.125%, due 02/01/97...............................     200,000        155,920
Ras Laffan Liquified Natural Gas Co., Ltd., 144A,
 8.294%, due 03/15/14...............................     235,000        216,865
Tyco International Group, S.A. 5.875%, due 11/01/04.     250,000        241,254
                                                                    -----------
                                                                      1,222,752
                                                                    -----------

Mortgage-Backed Securities -- 5.13%
LB Commercial Conduit Mortgage Trust, 99-C1,
 Class A1, 6.410%, due 10/15/30.....................      90,000         88,809
Prudential Home Mortgage Securities, 93-43, Class A9
 6.750%, due 10/25/23...............................     711,829        695,607
Residential Asset Securitization Trust 97-A10,
 Class A1, 7.250%, due 12/25/27.....................     432,331        434,501
97-A11, Class A2, 7.000%, due 01/25/28..............      93,689         93,927
UCFC Home Equity Loan 97-C, Class A8, FRN 5.069%,
 due 09/15/27.......................................     710,969        709,256
                                                                    -----------
                                                                      2,022,100
                                                                    -----------

U.S. Government Agencies -- 12.14%
Federal Home Loan Mortgage Corp. Gold
  8.000%, due 05/01/23..............................     386,445        398,293
  9.000%, due 03/01/24..............................     178,064        189,558
Federal Home Loan Mortgage Corp.
  9.000%, due 01/01/29..............................     164,979        174,620
Federal National Mortgage Assoc.
  5.250%, due 01/15/09..............................     440,000        401,812
  7.500%, due 07/01/10..............................     277,137        281,711
  7.500%, due 12/01/27..............................     228,125        230,712
Federal National Mortgage Assoc. Series 97-72
 Class EG 0.000%, due 09/25/22......................     263,539        234,686
FNCI 8.000%, due 02/01/13...........................     327,222        337,170
Government National Mortgage Association
  7.000%, due 12/15/23..............................     651,117        645,402
  7.500%, due 06/15/24..............................     478,831        485,108
  8.000%, due 08/15/22..............................     506,068        521,774
Jordan Aid 8.750%, due 09/01/19.....................     775,765        881,285
                                                                    -----------
                                                                      4,782,131
                                                                    -----------

U.S. Government Obligations -- 24.97%
U.S. Treasury Bond 8.000%, due 11/15/21.............  $1,535,000    $ 1,846,797
U.S. Treasury Inflation Indexed Note
  3.625%, due 01/15/08..............................   5,140,000      5,137,858
  3.625%, due 04/15/28..............................   2,940,000      2,852,343
                                                                    -----------
                                                                      9,836,998
                                                                    -----------

Total U.S. Bonds (Cost $21,149,598).................                 20,814,256
                                                                    -----------

Short-Term Investments -- 2.17%
U.S. Treasury Bills -- 1.57%
U.S. Treasury Bill 4.46%, due 08/05/99..............     620,000        617,348
                                                                    -----------

Investment Companies -- 0.60%                           Shares
                                                      ----------
Brinson Supplementary Trust U.S. Cash Management
 Prime Fund.........................................     236,079        236,079
                                                                    -----------
Total Short-Term Investments
 (Cost $853,397)....................................                    853,427
                                                                    -----------
Total Investments
 (Cost $36,124,160) -- 98.96% (a)...................                 38,983,964
Cash and other assets, less liabilities -- 1.04%....                    409,130
                                                                    -----------
Net Assets -- 100%..................................                $39,393,094
                                                                    ===========

See accompanying notes to Schedule of Investments.

                   U.S. Balanced Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $36,124,160; and net unrealized appreciation consisted of:


      Gross unrealized appreciation......................... $  3,895,161
      Gross unrealized depreciation.........................   (1,035,357)
                                                             ------------
            Net unrealized appreciation..................... $  2,859,804
                                                             ============

(b) Non-income producing security

FRN: Floating rate note--The rate disclosed is that in effect at June 30, 1999.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $606,533, or 1.54% of net assets.

Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FUTURES CONTRACTS

The U.S. Balanced Fund had the following open futures contracts as of June 30, 1999:

                                                                     Settlement        Cost/         Current      Unrealized
                                                                        Date         Proceeds         Value          Loss
                                                                   --------------    ----------    -----------    ----------
      Interest Rate Futures Buy Contracts
      5 Year U.S. Treasury Note, 57 contracts....................  September 1999    $6,256,594    $ 6,213,000    $ (43,594)
      10 Year U.S. Treasury Note, 14 contracts...................  September 1999     1,574,551      1,556,625      (17,926)
      30 Year U.S. Treasury Bond, 16 contracts...................  September 1999     1,881,096      1,854,500      (26,596)

      Index Futures Sale Contracts
      Standard & Poor's 500, 29 contracts........................  September 1999     9,569,072     10,017,325     (448,254)
                                                                                                                  ---------
             Total...............................................                                                 $(536,370)
                                                                                                                  =========

The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 1999 were $83,300 and $617,348, respectively.


                See accompanying notes to financial statements.
================================================================================

                   U.S. Balanced Fund--Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
  Investments, at value:
    Unaffiliated issuers (Cost $35,888,081).......................  $38,747,885
    Affiliated issuers (Cost $236,079)............................      236,079
  Cash............................................................       69,398
  Receivables:
    Investment securities sold....................................      334,340
    Dividends.....................................................       21,037
    Interest......................................................      273,042
    Fund shares sold..............................................       87,121
  Other assets....................................................        1,621
                                                                    -----------

      TOTAL ASSETS................................................   39,770,523
                                                                    -----------
LIABILITIES:
  Payables:
    Investment securities purchased...............................       67,513
    Fund shares redeemed..........................................      120,328
    Investment advisory fees......................................       15,906
    Variation margin..............................................      111,813
    Accrued expenses..............................................       61,869
                                                                    -----------

      TOTAL LIABILITIES...........................................      377,429
                                                                    -----------

NET ASSETS........................................................  $39,393,094
                                                                    ===========

NET ASSETS CONSIST OF:
  Paid in capital.................................................  $36,848,035
  Accumulated undistributed net investment income.................      200,223
  Accumulated net realized gain...................................       21,402
  Net unrealized appreciation.....................................    2,323,434
                                                                    -----------

      NET ASSETS..................................................  $39,393,094
                                                                    ===========

OFFERING PRICE PER SHARE:
  Brinson Class I:
    Net asset value, offering price and redemption price per share
     (Based on net assets of $37,603,028 and 4,010,404 shares
     issued and outstanding)......................................  $      9.38
                                                                    ===========

  Brinson Class N:
    Net asset value, offering price and redemption price per share
     (Based on net assets of $1,266 and 135 shares issued and
     outstanding).................................................  $      9.38
                                                                    ===========

  UBS Investment Funds Class:
    Net asset value, offering price and redemption price per share
     (Based on net assets of $1,788,800 and 191,943 shares issued
     and outstanding)                                               $      9.32
                                                                    ===========

                See accompanying notes to financial statements.


                   U.S. Balanced Fund -- Financial Statements
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Interest.......................................................   $ 1,648,958
  Dividends......................................................       315,958
                                                                    -----------
      TOTAL INCOME...............................................     1,964,916
                                                                    -----------
EXPENSES:
  Advisory.......................................................       347,297
  Professional...................................................        43,123
  Registration...................................................        36,449
  Printing.......................................................        27,654
  Distribution...................................................         9,774
  Other..........................................................        21,483
                                                                    -----------
      TOTAL EXPENSES.............................................       485,780
      Expenses waived by Advisor.................................       (79,286)
                                                                    -----------
      NET EXPENSES  .............................................       406,494
                                                                    -----------
      NET INVESTMENT INCOME .....................................     1,558,422
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments..................................................     4,805,976
    Futures contracts............................................      (548,763)
                                                                    -----------
      Net realized gain..........................................     4,257,213
                                                                    -----------
Change in net unrealized appreciation or depreciation on:
  Investments....................................................    (4,679,394)
  Futures contracts..............................................      (482,951)
                                                                    -----------
    Change in net unrealized appreciation or depreciation........    (5,162,345)
                                                                    -----------
Net realized and unrealized loss.................................      (905,132)
                                                                    -----------
Net increase in net assets resulting from operations.............   $   653,290
                                                                    ===========

                See accompanying notes to financial statements.
================================================================================
                                                                              13

        U.S. Balanced Fund--Financial Statements

----------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year                    Year
                                                                        Ended                   Ended
                                                                    June 30, 1999           June 30, 1998
                                                                    -------------           -------------
OPERATIONS:
  Net investment income..........................................   $   1,558,422          $    9,285,597
  Net realized gain..............................................       4,257,213              43,393,817
  Change in net unrealized appreciation or depreciation..........      (5,162,345)            (19,387,830)
                                                                    -------------           -------------
  Net increase in net assets resulting from operations...........         653,290              33,291,584
                                                                    -------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
    Brinson Class I..............................................      (2,554,055)            (11,202,072)
    Brinson Class N..............................................             (68)                    (62)
    UBS Investment Funds Class...................................        (123,921)                (96,209)
Distributions from net realized gain:
    Brinson Class I..............................................      (9,074,452)            (20,202,719)
    Brinson Class N..............................................            (243)                    (75)
    UBS Investment Funds Class...................................        (483,100)               (121,168)
                                                                    -------------           -------------
Total distributions to shareholders..............................     (12,235,839)            (31,622,305)
                                                                    -------------           -------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................      14,184,340              58,797,856
  Shares issued on reinvestment of distributions.................      12,036,064              31,535,417
  Shares redeemed................................................     (57,681,932)           (294,075,195)
                                                                    -------------           -------------
  Net decrease in net assets resulting from capital
    share transactions...........................................     (31,461,528)           (203,741,922)
                                                                    -------------           -------------
    TOTAL DECREASE IN NET ASSETS.................................     (43,044,077)           (202,072,643)
                                                                    -------------           -------------
NET ASSETS:
  Beginning of period............................................      82,437,171             284,509,814
                                                                    -------------           -------------
  End of period (including accumulated undistributed net
    investment income of $200,223 and $1,337,239,
    respectively)................................................   $  39,393,094           $  82,437,171
                                                                    =============           =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14

                             U.S. Balanced Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                    Year Ended June 30,            August 31, 1995*
                                                         ---------------------------------------        Through
UBS Investment Funds Class                                1999            1998            1997       June 30, 1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................  $ 12.19         $ 12.46         $ 11.67         $ 11.38
                                                         -------         -------         -------         -------
  Income from investment operations:
    Net investment income..............................     0.27**          0.42**          0.38            0.42
    Net realized and unrealized gain...................     0.18            0.95            1.31            0.86
                                                         -------         -------         -------         -------
        Total income from investment operations........     0.45            1.37            1.69            1.28
                                                         -------         -------         -------         -------
  Less distributions:
    Distributions from net investment income...........    (0.67)          (0.70)          (0.36)          (0.42)
    Distributions from net realized gain...............    (2.65)          (0.94)          (0.54)          (0.57)
                                                         -------         -------         -------         -------
        Total distributions............................    (3.32)          (1.64)          (0.90)          (0.99)
                                                         -------         -------         -------         -------
Net asset value, end of period.........................  $  9.32         $ 12.19         $ 12.46         $ 11.67
                                                         =======         =======         =======         =======
Total return (non-annualized)..........................     4.13%          11.79%          14.99%          11.54%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)..................  $ 1,789         $ 1,880         $ 1,649         $   779
  Ratio of expenses to average net assets:
    Before expense reimbursement.......................     1.46%           1.31%           1.38%           1.51%***
    After expense reimbursement........................     1.30%           1.30%           1.30%           1.30%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement.......................     2.50%           3.38%           3.28%           3.26%***
    After expense reimbursement........................     2.66%           3.39%           3.36%           3.47%***
  Portfolio turnover rate..............................      113%            194%            329%            240%

*  Commencement of UBS Investment Funds Class
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***Annualized

                See accompanying notes to financial statements.

================================================================================

                               U.S. Equity Fund


                         [LOGO]UBS
                               Investment Funds

The investment strategies implemented in the U.S. Equity Fund are designed to enhance returns, while controlling risk. Our investment strategies emphasize stock selection with attention to avoiding unintended concentrations in particular industry and other common characteristic exposures. The Fund is typically 70% invested in large capitalization stocks with the remaining 30% in intermediate and small capitalization stocks. Industry exposures are normally maintained within 10% of the benchmark weightings.

Since its performance inception on July 31, 1995, the UBS Investment Fund --U.S. Equity has produced an annualized return of 23.48%, compared to the 25.26% return of its benchmark, the Wilshire 5000 Equity Index. These results have been achieved with a risk level or volatility very similar to that of the benchmark:
15.03% versus 15.44%, respectively. For the last six months, the Fund has underperformed the benchmark, returning 10.18% compared to the benchmark return of 11.87%.

Stock selection has provided the largest positive contribution to the Fund's returns over the last six months. Positions in Circuit City, First Data Corp. and FDX Corp. were some of the best performers. The Fund's underperformance on a year-to-date basis results mainly from our protective industry and common characteristic exposures which we feel are appropriate given the current environment of increasing volatility and stratification of equity returns across market segments.

The equity market continued to favor a small group of fashionable large capitalization growth and technology (especially internet-related) stocks in the first quarter of 1999. These types of stocks represent, in our opinion, the most overvalued segments of the U.S. equity market. They have been driven to extremes by investors' unwillingness to miss out on the market's momentum. Demand for this niche group of stocks alone drove the entire market higher in the first quarter.

Momentum, however, shifted away from U.S. growth stocks in the second quarter of 1999 after a long period of outperformance relative to "value" stocks. Factors contributing to this shift include higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. That shift helped the Fund regain nearly 400 basis points relative to the benchmark during the second quarter, with the Fund holding a pronounced overweight in stocks with "value" style affiliations. This is a significant change from the momentum in growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain, and growth stocks are likely to underperform.

In addition to the value overweight, common characteristic exposures include underweights to size, momentum and earnings variability -- chief characteristics of the "growth" segment of the market. While these underweights have hampered performance on a year-to-date basis, they were beneficial in the second quarter, and we believe the Fund is well positioned for the coming months.

U.S. Equity Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

Total Return

                                      6 months    1 year    3 years    7/31/95*
                                       ended       ended     ended        to
                                      6/30/99     6/30/99   6/30/99    6/30/99
-------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Equity       10.18%     14.63%    22.04%      23.48%
-------------------------------------------------------------------------------
Wilshire 5000 Equity Index               11.87      19.59     25.84       25.26
-------------------------------------------------------------------------------

* Performance inception date of the UBS Investment Fund -- U.S. Equity

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Equity and the Wilshire 5000 Equity Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Equity
vs. Wilshire 5000 Equity Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                            UBS Investment                            Wilshire
                             Fund -- U.S.                               5000
                                Equity                              Equity Index
--------------------------------------------------------------------------------
 7/31/95                           $10,000                               $10,000
12/31/95                            11,335                                10,994
 6/30/96                            12,570                                12,123
12/31/96                            14,157                                13,326
 6/30/97                            16,499                                15,677
12/31/97                            17,587                                17,496
 6/30/98                            19,931                                20,202
12/31/98                            20,737                                21,595
 6/30/99                            22,847                                24,159
--------------------------------------------------------------------------------

7/31/95 = $10,000                                           Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                               U.S. Equity Fund

                         [LOGO]UBS
                               Investment Funds


Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
---------------------------------------------
U.S. EQUITIES
Energy...............................   0.69%
Capital Investment
  Capital Goods......................  10.54
  Technology.........................  13.90
                                      ------
                                       24.44

Basic Industries
  Chemicals..........................   4.00
  Housing/Paper......................   7.07
  Metals.............................   2.61
                                      ------
                                       13.68

Consumer
  Non-Durables.......................   2.93
  Retail/Apparel.....................   5.42
  Autos/Durables.....................   3.81
  Health: Drugs......................   4.32
  Health: Non-Drugs..................   5.02
                                      ------
                                       21.50

Financial
  Banks..............................  10.62%
  Non-Banks..........................   7.81
                                      ------
                                       18.43

Utilities
  Electric...........................   3.91
  Telephone..........................   1.58
                                      ------
                                        5.49

Transportation.......................   8.60
Services/Misc........................   5.89
                                      ------
      Total U.S. Equities............  98.72

SHORT-TERM INVESTMENTS...............   4.77
                                      ------
      TOTAL INVESTMENTS.............. 103.49
LIABILITIES, LESS CASH AND
 OTHER ASSETS........................  (3.49)
                                      ------
NET ASSETS........................... 100.00%
                                      ======
---------------------------------------------


Top Ten U.S. Equity Holdings

As of June 30, 1999
                                      Percent of
                                      Net Assets
------------------------------------------------
 1. Xerox Corp.                          5.51%
 2. FDX Corp.                            3.75
 3. Burlington Northern Santa Fe Corp.   3.51
 4. Raytheon Co., Class B                3.22
 5. Electronic Data Systems Corp.        3.18
 6. Corning, Inc.                        3.11
 7. Aetna, Inc.                          3.01
 8. Lockheed Martin Corp.                2.66
 9. CIGNA Corp.                          2.44
10. General Instrument Corp.             2.44
------------------------------------------------

                  U.S. Equity Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                   Shares            Value
                                                ------------     ------------
U.S. Equities --  98.72%
Advanced Micro Devices, Inc. (b)..............     400,500       $  7,234,031
Aetna, Inc....................................     265,800         23,772,487
Allergan, Inc.................................      84,600          9,390,600
Alza Corp. (b)................................     349,150         17,763,006
American Standard Companies, Inc. (b).........     183,900          8,827,200
Aon Corp......................................     451,950         18,642,937
Armstrong World Industries, Inc...............      48,200          2,786,563
BankBoston Corp...............................      97,200          4,969,350
Baxter International, Inc.....................     195,400         11,846,125
Burlington Northern Santa Fe Corp.............     894,000         27,714,000
Champion Enterprises, Inc. (b)................     157,000          2,924,125
Champion International Corp...................      55,500          2,657,063
Chase Manhattan Corp..........................     154,700         13,400,887
CIGNA Corp....................................     216,950         19,308,550
Circuit City Stores-Circuit City Group........     164,000         15,252,000
CMS Energy Corp...............................     164,850          6,903,094
CommScope, Inc. (b)...........................     140,999          4,335,719
Compaq Computer Corp..........................      50,100          1,186,744
Computer Sciences Corp. (b)...................      94,100          6,510,544
Compuware Corp. (b)...........................     184,600          5,872,588
Comverse Technology, Inc. (b).................      51,847          3,914,449
Consolidated Stores Corp. (b).................     221,100          5,969,700
Corning, Inc..................................     350,200         24,557,775
Covance, Inc. (b).............................     140,050          3,352,447
Delphi Automotive Systems Corp................     323,700          6,008,681
Dial Corp.....................................      92,400          3,436,125
Dominion Resources, Inc.......................      43,300          1,875,431
Eastman Chemical Co...........................      98,450          5,094,788
Electronic Data Systems Corp..................     443,600         25,091,125
Eli Lilly and Co..............................      97,000          6,947,625
Entergy Corp..................................     467,800         14,618,750
FDX Corp. (b).................................     545,800         29,609,650
Federal-Mogul Corp............................      89,900          4,674,800
First American Corp. of Tennessee.............      46,700          1,940,969
First Data Corp...............................     358,430         17,540,668
First Security Corp...........................      88,300          2,406,175
First Union Corp..............................     148,400          6,974,800
Fleet Financial Group, Inc....................     223,900          9,935,562
Fleetwood Enterprises, Inc....................     107,900          2,852,606
Food Lion Inc., Class A.......................     528,600          6,277,125
Fort James Corp...............................     320,100         12,123,787
GATX Corp.....................................      30,200          1,149,488
General Instrument Corp. (b)..................     454,250         19,305,625
Genzyme Corp. (b).............................      72,150          3,499,275
Genzyme Surgical Products Division (b)........      12,916             56,909
Geon Co.......................................      24,550            791,738
GreenPoint Financial Corp.....................     288,000          9,450,000
Hibernia Corp.................................     226,750          3,557,141
Household International, Inc..................     289,200         13,700,850
Illinois Tool Works, Inc......................      54,600          4,477,200
IMC Global, Inc...............................     323,700          5,705,213
Johnson Controls, Inc.........................      84,500          5,856,906
Kimberly-Clark Corp...........................     180,650         10,297,050
Lafarge Corp..................................      96,700          3,426,806
Lear Corp. (b)................................     214,050         10,648,987
Lockheed Martin Corp..........................     565,052         21,048,187
Lyondell Chemical Company.....................     257,250          5,305,781
Martin Marietta Materials, Inc................      52,307          3,086,113
Masco Corp....................................     557,500         16,097,812
Mattel, Inc...................................     258,700          6,839,381
MCN Energy Group, Inc.........................      66,900          1,388,175
Nabisco Holdings Corp.........................      20,300            877,975
National Service Industries, Inc..............      88,000          3,168,000
New York Times Co.............................     105,100          3,868,994
Newell Rubbermaid, Inc........................     183,200          8,518,800
Nextel Communications, Inc., Class A (b)......     249,450         12,519,272
Norfolk Southern Corp.........................     314,600          9,477,325
Peco Energy Co................................     179,600          7,520,750
Pentair, Inc..................................      94,500          4,323,375
Philip Morris Companies, Inc..................     283,450         11,391,147
PNC Bank Corp.................................     145,500          8,384,438
Praxair, Inc..................................     153,400          7,507,013
Raytheon Co., Class B.........................     361,950         25,472,232
Regions Financial Corp........................      45,900          1,764,281
Southdown, Inc................................     102,840          6,607,470
St. Jude Medical, Inc. (b)....................     253,100          9,016,687
Tyson Foods, Inc..............................     332,350          7,477,875
U.S. Bancorp..................................     229,141          7,790,794
Ultramar Diamond Shamrock Corp................     184,218          4,018,255
United Healthcare Corp........................     178,700         11,191,087
USG Corp......................................      71,600          4,009,600
Vencor, Inc. (b)..............................     169,000             25,350
Ventas, Inc...................................     119,700            643,388
Viad Corp.....................................     175,650          5,434,172
W.W. Grainger, Inc............................      54,400          2,927,400
Wells Fargo and Co............................     311,900         13,333,725
Westvaco Corp.................................      72,800          2,111,200
Xerox Corp....................................     737,900         43,582,219
York International Corp.......................     111,300          4,765,031
                                                                 ------------
Total U.S. Equities (Cost $611,467,321).......                    779,917,143
                                                                 ------------

Short-Term Investments -- 4.77%
Investment Companies -- 4.77%
Brinson Supplementary Trust U.S.
  Cash Management
  Prime Fund (Cost $37,684,984)...............  37,684,984         37,684,984
                                                                 ------------
Total Investments
  (Cost $649,152,305) -- 103.49% (a)..........                    817,602,127
Liabilities, less cash and other
  assets -- (3.49%)...........................                    (27,551,605)
                                                                 ------------
Net Assets -- 100%............................                   $790,050,522
                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $649,152,305; and net unrealized appreciation consisted of:

  Gross unrealized appreciation...............                   $191,506,645
  Gross unrealized depreciation...............                    (23,056,823)
                                                                 ------------
    Net unrealized appreciation...............                   $168,449,822
                                                                 ============

(b) Non-income producing security

See accompanying notes to financial statements.

================================================================================
19

                   U.S. Equity Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
  Investments, at value:

    Unaffiliated issuers (Cost $611,467,321)....................................    $ 779,917,143
    Affiliated issuers (Cost $37,684,984).......................................       37,684,984
  Cash..........................................................................              939
  Receivables:
    Investment securities sold..................................................        4,034,378
    Dividends...................................................................          935,568
    Interest....................................................................          163,922
    Fund shares sold............................................................        1,589,198
  Other assets..................................................................              914
                                                                                    -------------
      TOTAL ASSETS..............................................................      824,327,046
                                                                                    -------------

LIABILITIES:
  Payables:
    Investment securities purchased.............................................        4,197,075
    Fund shares redeemed........................................................       29,582,170
    Investment advisory fees....................................................          462,359
    Accrued expenses............................................................           34,920
                                                                                    -------------
      TOTAL LIABILITIES.........................................................       34,276,524
                                                                                    -------------
NET ASSETS......................................................................    $ 790,050,522
                                                                                    =============
NET ASSETS CONSIST OF:
  Paid in capital...............................................................    $ 577,012,442
  Accumulated undistributed net investment income...............................        1,363,158
  Accumulated net realized gain.................................................       43,225,100
  Net unrealized appreciation...................................................      168,449,822
                                                                                    -------------
      NET ASSETS................................................................    $ 790,050,522
                                                                                    =============
OFFERING PRICE PER SHARE:
  Brinson Class I:
    Net asset value, offering price and redemption price per share (Based on net assets of $713,320,572 and 33,205,246 shares issued and
    outstanding)..............................................................      $       21.48
                                                                                    =============
  Brinson Class N:
    Net asset value, offering price and redemption price per share (Based on
    net assets of $7,563,160 and 353,550 shares issued and outstanding).......      $      21.39
                                                                                    =============
  UBS Investment Funds Class:
    Net asset value, offering price and redemption price per share (Based on net assets of $69,166,790 and 3,233,960 shares issued and
      outstanding)..............................................................    $       21.39
                                                                                    =============



                See accompanying notes to financial statements.
================================================================================
20

                   U.S. Equity Fund -- Financial Statements


-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Dividends....................................................    $ 10,840,069
  Interest.....................................................         860,262
                                                                   ------------
        TOTAL INCOME...........................................      11,700,331
                                                                   ------------

EXPENSES:
  Advisory.....................................................       5,047,492
  Distribution.................................................         363,195
  Administration...............................................         267,455
  Other........................................................         459,718
                                                                   ------------
        TOTAL EXPENSES.........................................       6,137,860
                                                                   ------------
        NET INVESTMENT INCOME..................................       5,562,471
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN:
  Net realized gain on:
    Investments................................................      52,263,712
    Futures contracts..........................................       1,685,319
                                                                   ------------
      Net realized gain........................................      53,949,031
                                                                   ------------

Change in net unrealized appreciation or depreciation on:
  Investments..................................................      51,764,886
  Futures contracts............................................         (96,948)
                                                                   ------------
    Change in net unrealized appreciation or depreciation......      51,667,938
                                                                   ------------
Net realized and unrealized gain...............................     105,616,969
                                                                   ------------
Net increase in net assets resulting from operations...........    $111,179,440
                                                                   ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------

                             U.S. Equity Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  Year               Year
                                                                                                 Ended              Ended
                                                                                             June 30, 1999      June 30, 1998
                                                                                             -------------      -------------
OPERATIONS:
  Net investment income.............................................................          $  5,562,471       $  5,791,742
  Net realized gain.................................................................            53,949,031         44,131,079
  Change in net unrealized appreciation or depreciation.............................            51,667,938         58,277,883
                                                                                              ------------       ------------
  Net increase in net assets resulting from operations..............................           111,179,440        108,200,704
                                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income:
    Brinson Class I.................................................................            (5,223,351)        (4,978,081)
    Brinson Class N.................................................................               (28,171)              (832)
    UBS Investment Funds Class......................................................              (190,578)          (249,586)
  Distributions from net realized gain:
    Brinson Class I.................................................................           (36,404,562)       (28,383,478)
    Brinson Class N.................................................................              (234,496)               (64)
    UBS Investment Funds Class......................................................            (3,937,537)        (2,678,143)
                                                                                              ------------       ------------
  Total distributions to shareholders...............................................           (46,018,695)       (36,290,184)
                                                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.......................................................................           283,730,686        346,081,960
  Shares issued in connection with the acquisition of the UBS Value Equity Fund.....            23,269,419             --
  Shares issued on reinvestment of distributions....................................            42,645,369         33,981,329
  Shares redeemed...................................................................          (285,854,547)      (163,864,419)
                                                                                              ------------       ------------
  Net increase in net assets resulting from capital share transactions..............            63,790,927        216,198,870
                                                                                              ------------       ------------
        TOTAL INCREASE IN NET ASSETS................................................           128,951,672        288,109,390
                                                                                              ------------       ------------
NET ASSETS:
  Beginning of period...............................................................           661,098,850        372,989,460
                                                                                              ------------       ------------
  End of period (including accumulated undistributed net investment income of
  $1,363,158 and $1,242,787, respectively)..........................................          $790,050,522       $661,098,850
                                                                                              ============       ============

                See accompanying notes to financial statements.


================================================================================
22

                             U.S. Equity Fund -- Financial Highlights

-------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                     Year Ended June 30,           August 31, 1995*
                                                                               -------------------------------         Through
UBS Investment Funds Class                                                      1999        1998        1997        June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................................     $ 19.83     $ 17.59     $ 14.58        $ 11.94
                                                                               -------     -------     -------        -------
  Income from investment operations:
    Net investment income.................................................        0.06**      0.09        0.11           0.10
    Net realized and unrealized gain......................................        2.67        3.38        4.22           2.92
                                                                               -------     -------     -------        -------
          Total income from investment operations.........................        2.73        3.47        4.33           3.02
                                                                               -------     -------     -------        -------
  Less distributions:
    Distributions from net investment income..............................       (0.05)      (0.10)      (0.09)         (0.13)
    Distributions from net realized gain..................................       (1.12)      (1.13)      (1.23)         (0.25)
                                                                               -------     -------     -------        -------
          Total distributions.............................................       (1.17)      (1.23)      (1.32)         (0.38)
                                                                               -------     -------     -------        -------
Net asset value, end of period............................................     $ 21.39     $ 19.83     $ 17.59        $ 14.58
                                                                               =======     =======     =======        =======
Total return (non-annualized).............................................       14.63%      20.80%      31.28%         25.70%
Ratios/Supplemental data:
  Net assets, end of period (in 000s).....................................     $69,167     $55,063     $35,039        $ 5,387
  Ratio of expenses to average net assets:
    Before expense reimbursement..........................................        1.32%       1.32%       1.41%          1.66%***
    After expense reimbursement...........................................         N/A         N/A        1.32%          1.32%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement..........................................        0.30%       0.60%       0.54%          0.61%***
    After expense reimbursement...........................................         N/A         N/A        0.63%          0.95%***
  Portfolio turnover rate.................................................          48%         42%         43%            36%

  *Commencement of UBS Investment Funds Class
 **The net investment income per share data was determined by using average shares outstanding throughout the period.
***Annualized
N/A = Not Applicable

                See accompanying notes to financial statements.


================================================================================

                   U.S. Large Capitalization Equity Fund


[LOGO]UBS
      Investment Funds

The investment strategies implemented in the U.S. Large Capitalization Equity Fund are designed to enhance returns, while controlling risk. Our investment strategies emphasize stock selection with attention directed to avoiding unintended concentrations in particular industry and other common characteristic exposures. Issues are selected from a universe of less than 300 of the largest capitalization domestic stocks, collectively comprising approximately 65% of the value of the U.S. equity market.

Since its performance inception on April 30, 1998, the UBS Investment Fund -- U.S. Large Capitalization Equity has produced an annualized return of 11.45%, compared to the 21.53% return of its benchmark, the S&P 500 Equity Index. These results have been achieved with a risk level or volatility somewhat lower than that of the benchmark: 19.90% versus 21.14% respectively. For the last six months, the Fund has underperformed the benchmark, returning 7.78% compared to the benchmark return of 12.38%.

In 1998 and the first quarter of this year, the U.S. equity market has been fueled by the desire to not miss out on market momentum. The very largest stocks and stocks characterized as growth stocks have outperformed the broader market by historic margins, driving the market to extremes. Based on current prices, the market is extrapolating super-normal earnings growth for a small group of "in vogue" stocks far into the future, making the realization of such projections increasingly unattainable. For the year-to-date period, this momentum has created a difficult environment for the U.S. Large Capitalization Equity Fund. We believe that many of the largest, most successful companies (in terms of recent price appreciation) are currently among the most overvalued. However, market momentum has continued to carry them higher.

The largest 25 stocks by market capitalization in the S&P 500 were up 6.59% in the first quarter of the year compared to an increase of 3.79% for the bottom 475 stocks. The largest four stocks alone accounted for 33% of the S&P 500 return for the quarter. Some of the best performing stocks for the quarter were again found in the computer, electronics, and telecommunications industries. While many of the companies driving the market are characterized as "good companies," their future prospects simply cannot support current prices.

Momentum did, in fact, shift away from growth stocks in the second quarter of 1999 to the benefit of value stocks, and our Fund. The Fund outperformed the benchmark in the second quarter by more than 100 basis points due to this value shift. Contributing factors included higher global industrial production, the rebound in many commodity prices (notably oil) and expectations for stronger corporate profits. This is a significant change from the momentum driving growth stocks over the past two years. While strong value stock performance this quarter helped broaden the market, valuation imbalances still remain. Based on our analysis, growth stocks are likely to underperform the broader market by a wide margin in the coming months. Such conditions should benefit the Fund which maintains underweight positions in common characteristics such as size, momentum and earnings variability and overweights to more traditional value measures.

U.S. Large Capitalization Equity Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

Total Return

                                           6 months       1 year       4/30/98*
                                            ended          ended          to
                                           6/30/99        6/30/99      6/30/99
--------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Large
 Capitalization Equity                         7.78%        13.86%        11.45%
--------------------------------------------------------------------------------
S&P 500 Equity Index                          12.38         22.76         21.53
--------------------------------------------------------------------------------

*Performance inception date of the UBS Investment Fund -- U.S. Large
 Capitalization Equity

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Large Capitalization Equity and the S&P 500 Equity Index if you had invested $10,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Large Capitalization Equity vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                             UBS Investment Fund
                                -- U.S. Large                         S&P 500
                            Capitalization Equity                   Equity Index
--------------------------------------------------------------------------------
 4/30/98                           $10,000                               $10,000
 6/30/98                             9,968                                10,227
 9/30/98                             9,133                                 9,210
12/31/98                            10,529                                11,171
 3/31/99                            10,509                                11,728
 6/30/99                            11,349                                12,555
--------------------------------------------------------------------------------

4/30/98 = $10,000                                           Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

        U.S. Large Capitalization Equity Fund

--------------------------------------------------------------------------------
[LOGO]
UBS
Investment Funds

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999

---------------------------------------------------
U.S. EQUITIES
Capital Investment
  Capital Goods.......................... 13.52%
  Technology............................. 15.47
                                         ------
                                          28.99
Basic Industries
  Chemicals..............................  1.41
  Housing/Paper..........................  1.79
  Metals.................................  3.90
                                         ------
                                           7.10
Consumer
  Non-Durables...........................  2.17
  Retail/Apparel.........................  2.88
  Autos/Durables.........................  0.88
  Health: Drugs..........................  1.30
  Health: Non-Drugs......................  4.96
                                         ------
                                          12.19

Financial
  Banks.................................. 12.24
  Non-Banks.............................. 11.76
                                         ------
                                          24.00
Utilities
  Electric...............................  3.11

Transportation........................... 12.68
Services/Miscellaneous...................  5.95
                                         ------
     Total U.S. Equities................. 94.02

SHORT-TERM INVESTMENTS...................  5.80
                                         ------
     TOTAL INVESTMENTS................... 99.82
CASH AND OTHER ASSETS,
  LESS LIABILITIES.......................  0.18
                                         ------
NET ASSETS...............................100.00%
                                         ======

--------------------------------------------------------------------------------

Top 10 U.S. Equity Holdings

As of June 30, 1999

                                       Percent of
                                       Net Assets
---------------------------------------------------
 1. Xerox Corp.                            8.29%
 2. FDX Corp.                              5.64
 3. Burlington Northern Santa Fe Corp.     5.28
 4. Raytheon Co., Class B                  4.85
 5. Electronic Data Systems Corp.          4.77
 6. Corning, Inc.                          4.67
 7. Aetna, Inc.                            4.53
 8. Lockheed Martin Corp.                  4.02
 9. CIGNA Corp.                            3.67
10. Aon Corp.                              3.55
---------------------------------------------------

================================================================================

       U.S. Large Capitalization Equity Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                      Shares          Value
                                                    -----------    -----------
U.S. Equities -- 94.02%
Aetna, Inc........................................     13,400      $ 1,198,462
Aon Corp..........................................     22,750          938,437
BankBoston Corp...................................      4,800          245,400
Baxter International, Inc.........................      9,800          594,125
Burlington Northern Santa Fe Corp.................     45,000        1,395,000
Chase Manhattan Corp..............................      7,800          675,675
CIGNA Corp........................................     10,900          970,100
Compaq Computer Corp..............................      2,500           59,219
Computer Sciences Corp. (b).......................      4,400          304,425
Compuware Corp. (b)...............................      8,600          273,588
Corning, Inc......................................     17,600        1,234,200
Covance, Inc. (b).................................      6,900          165,169
Delphi Automotive Systems Corp....................     12,500          232,031
Dominion Resources, Inc...........................      2,000           86,625
Electronic Data Systems Corp......................     22,300        1,261,344
Eli Lilly and Company.............................      4,800          343,800
Entergy Corp......................................     23,500          734,375
FDX Corp. (b).....................................     27,500        1,491,875
First Data Corp...................................     18,000          880,875
First Union Corp..................................      7,300          343,100
Fleet Financial Group, Inc........................     11,100          492,562
Household International, Inc......................     14,600          691,675
Illinois Tool Works, Inc..........................      2,700          221,400
Kimberly-Clark Corp...............................      8,300          473,100
Lockheed Martin Corp..............................     28,500        1,061,625
Masco Corp........................................     28,000          808,500
Mattel, Inc.......................................     12,800          338,400
Newell Rubbermaid, Inc............................      9,100          423,150
Norfolk Southern Corp.............................     15,400          463,925
Philip Morris Companies, Inc......................     14,300          574,681
PNC Bank Corp.....................................      7,200          414,900
Praxair, Inc......................................      7,600          371,925
Raytheon Co., Class B.............................     18,200        1,280,825
U.S. Bancorp......................................     11,500          391,000
United Healthcare Corp............................      8,800          551,100
Wells Fargo and Co................................     15,700          671,175
Xerox Corp........................................     37,100        2,191,219
                                                                   -----------
Total U.S. Equities (Cost $22,653,111)............                  24,848,987
                                                                   -----------
Investment Companies -- 5.80%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund
  (Cost $1,533,005)...............................  1,533,005        1,533,005
                                                                   -----------
Total Investments
  (Cost $24,186,116) -- 99.82% (a)................                  26,381,992
Cash and other assets,
  less liabilities -- 0.18%.......................                      47,712
                                                                   -----------
Net Assets -- 100%................................                 $26,429,704
                                                                   ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $24,186,116; and net unrealized appreciation consisted of:

   Gross unrealized appreciation.................. $2,715,404
   Gross unrealized depreciation..................   (519,528)
                                                   ----------
      Net unrealized appreciation................. $2,195,876
                                                   ==========

(b) Non-income producing security

               See accompanying notes to financial statements.

================================================================================

        U.S. Large Capitalization Equity Fund -- Financial Statements

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $22,653,111)..........................  $24,848,987
  Affiliated issuers (Cost $1,533,005).............................    1,533,005
 Receivables:
  Investment securities sold.......................................       68,635
  Dividends........................................................       40,400
  Interest.........................................................        5,840
  Fund shares sold.................................................       75,369
                                                                     -----------
    TOTAL ASSETS...................................................   26,572,236
                                                                     -----------
LIABILITIES:
 Payables:
  Investment securities purchased..................................       83,692
  Fund shares redeemed.............................................       22,374
  Investment advisory fees.........................................        7,436
  Accrued expenses.................................................       29,030
                                                                     -----------
    TOTAL LIABILITIES..............................................      142,532
                                                                     -----------
NET ASSETS.........................................................  $26,429,704
                                                                     ===========
NET ASSETS CONSIST OF:
  Paid in capital..................................................  $23,882,590
  Accumulated undistributed net investment income..................       81,256
  Accumulated net realized gain....................................      269,982
  Net unrealized appreciation......................................    2,195,876
                                                                     -----------
    NET ASSETS.....................................................  $26,429,704
                                                                     ===========
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption
   price per share (Based on net assets of
   $22,668,003 and 2,036,524 shares issued and outstanding)........  $     11.13
                                                                     ===========
 Brinson Class N:
  Net asset value, offering price and redemption price per
   share (Based on net assets of $3,755,814 and 337,580 shares
   issued and outstanding).........................................  $     11.13
                                                                     ===========
UBS Investment Funds Class:
  Net asset value, offering price and redemption price per
  share (Based on net assets of $5,887 and 532 shares issued
  and outstanding).................................................  $    11.07
                                                                     ===========


                See accompanying notes to financial statements.

================================================================================
28

         U.S. Large Capitalization Equity Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Dividends.......................................................... $  315,848
  Interest...........................................................     52,331
                                                                      ----------
     TOTAL INCOME....................................................    368,179
                                                                      ----------
EXPENSES:
  Advisory...........................................................    137,200
  Professional.......................................................     35,054
  Distribution.......................................................     24,699
  Other..............................................................     82,697
                                                                      ----------
     TOTAL EXPENSES..................................................    279,650
     Expenses waived by Advisor......................................    (97,158)
                                                                      ----------
     NET EXPENSES....................................................    182,492
                                                                      ----------
     NET INVESTMENT INCOME...........................................    185,687
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on:
   Investments.......................................................    233,080
   Futures contracts.................................................    106,203
                                                                      ----------
     Net realized gain...............................................    339,283
                                                                      ----------
  Change in net unrealized appreciation or depreciation on:
   Investments.......................................................  2,383,598
   Futures contracts.................................................     (9,036)
                                                                      ----------
Change in net unrealized appreciation or depreciation................  2,374,562
                                                                      ----------
Net realized and unrealized gain.....................................  2,713,845
                                                                      ----------
Net increase in net assets resulting from operations................. $2,899,532
                                                                      ==========

                See accompanying notes to financial statements.

================================================================================

         U.S. Large Capitalization Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Year        April 6, 1998*
                                                                                    Ended           Through
                                                                                June 30, 1999    June 30, 1998
                                                                                -------------    --------------
OPERATIONS:
  Net investment income.......................................................  $    185,687       $   32,434
  Net realized gain (loss)....................................................       339,283          (69,301)
  Change in net unrealized appreciation or depreciation.......................     2,374,562         (178,686)
                                                                                ------------      -----------
  Net increase (decrease) in net assets resulting from operations.............     2,899,532         (215,553)
                                                                                ------------      -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income:
     Brinson Class I..........................................................       (87,626)            (191)
     Brinson Class N..........................................................       (69,880)         (20,605)
     UBS Investment Funds Class...............................................           (12)              (1)
                                                                                ------------      -----------
  Total distributions to shareholders.........................................      (157,518)         (20,797)
                                                                                ------------      -----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................    24,853,429       16,922,491
  Shares issued on reinvestment of distributions..............................       147,324           20,775
  Shares redeemed.............................................................   (17,500,436)        (519,553)
                                                                                ------------      -----------
  Net increase in net assets resulting from capital share transactions........     7,500,317       16,423,713
                                                                                ------------      -----------
        TOTAL INCREASE IN NET ASSETS..........................................    10,242,331       16,187,363
                                                                                ------------      -----------

NET ASSETS:
  Beginning of period.........................................................    16,187,373               10
                                                                                ------------      -----------
  End of period (including accumulated undistributed net investment
   income of $81,256 and $11,637, respectively)...............................  $ 26,429,704      $16,187,373
                                                                                ============      ===========


*Commencement of investment operations

                See accompanying notes to financial statements.

================================================================================

                  U.S. Large Capitalization Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                                                     April 6, 1998*
                                                                                     Year Ended         Through
UBS Investment Funds Class                                                         June 30, 1999     June 30, 1998
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................................     $  9.79          $  10.00
                                                                                      -------          --------
 Income from investment operations:
  Net investment income..........................................................        0.04**            0.02
  Net realized and unrealized gain (loss)........................................        1.31             (0.22)
                                                                                      -------          --------
    Total income (loss) from investment operations...............................        1.35             (0.20)
                                                                                      -------          --------
Less distributions:
 Distributions from net investment income........................................       (0.07)            (0.01)
                                                                                      -------          --------
    Total distributions..........................................................       (0.07)            (0.01)
                                                                                      -------          --------
Net asset value, end of period...................................................     $ 11.07          $   9.79
                                                                                      =======          ========
Total return (non-annualized)....................................................       13.86%            (2.06)%
Ratios/Supplemental data:
 Net assets, end of period (in 000s).............................................     $     6          $      1
 Ratio of expenses to average net assets:
  Before expense reimbursement...................................................        1.81%             2.11%***
  After expense reimbursement....................................................        1.32%             1.32%***
Ratio of net investment income to average net assets:
 Before expense reimbursement....................................................        0.05%             0.00%***
 After expense reimbursement.....................................................        0.54%             0.79%***
Portfolio turnover rate..........................................................          88%               12%

  *Commencement of investment operations
 **The net investment income per share data was determined using average shares outstanding throughout the period.
***Annualized



                See accompanying notes to financial statements.
===============================================================================

                     U.S. Large Capitalization Growth Fund
--------------------------------------------------------------------------------
[LOGO] UBS Investment Funds

The investment strategies implemented in the U.S. Large Capitalization Growth Fund are designed to enhance returns while controlling risk. We invest in large companies with market capitalizations of $3 billion and larger that we believe possess a unique competitive advantage that will allow them to achieve high returns through above average sales and profit growth. We employ quantitative and qualitative analysis to identify companies that are undervalued relative to current market prices, and construct portfolios with attention to both risk and return.

Since its inception on December 31, 1998, the UBS Investment Fund -- U.S. Large Capitalization Growth has returned 16.98% compared to 12.38% for its benchmark, the S&P 500 Equity Index. While large growth stocks have outperformed the broader market over this period, the Fund's success on a year-to-date basis is not a result of its large growth style affiliation. The Fund also outperformed the Russell 1000 Growth Index (an index of the market's largest 1000 growth companies) by a wide margin. The Russell 1000 Growth Index posted a return of 10.45% for the six months ending June 30, more than 650 basis points lower than the Fund.

At the inception of the UBS Investment Funds class on December 31, 1998, we had expectations of improving earnings for cyclical companies in 1999, and we incorporated the consequences of those expectations for the growth segment of the market into our investment decision making process. At that time, our solution was to look for growth companies that were hurt by global economic woes, and which we expected to perform well in this emerging environment. We consciously underweighted the major companies in most sectors unless we were extremely confident of the underlying fundamentals. In the second quarter of 1999 we did in fact experience a shift in favor of cyclicals. The Fund was well-positioned for that occurrence.

The strongest positive contribution to performance came from issue selection, while the remainder came from our industry allocation decisions. The strongest performing stocks for the Fund were Qualcomm (up more than 450%), Texas Instruments (up nearly 70%), and Sun Microsystems (up approximately 60%). Other positives for the Fund were holdings in Immunex and Liberty Media, while positions in Compaq computer and Becton Dickinson caused a slight on performance. With respect to industry weightings, the largest positive contributors to performance were overweights in electronics, media and oil services. On the opposing side, negative contributions came from our underweight of producer goods and our overweight of the business machines industry.

As we enter the remainder of the year, the Fund is positioned to take advantage of a continuation in the trends that helped performance in the first half of 1999. The largest overweights relative to the S&P 500 Equity Index are held in the consumer staples, healthcare and technology sectors. The largest relative industry underweight is maintained to financials.


32 -----------------------------------------------------------------------------

U.S. Large Capitalization Growth Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

Total Return

                                                                      12/31/98*
                                                                         to
                                                                       6/30/99
--------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Large
 Capitalization Growth                                                    16.98%
--------------------------------------------------------------------------------
S&P 500 Equity Index                                                      12.38
--------------------------------------------------------------------------------

*Performance inception date of the UBS Investment Fund -- U.S. Large
 Capitalization Growth.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Large Capitalization Growth and the S&P 500 Equity Index if you had invested $10,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Large Capitalization Growth vs. S&P 500 Equity Index
Wealth Value with Dividends Reinvested

[GRAPH APPEARS HERE]

                             UBS Investment Fund
                                -- U.S. Large                         S&P 500
                            Capitalization Growth                   Equity Index
--------------------------------------------------------------------------------
12/31/98                           $10,000                               $10,000
 1/31/99                            10,617                                10,418
 2/28/99                            10,152                                10,094
 3/31/99                            10,633                                10,498
 4/30/99                            11,030                                10,905
 5/31/99                            10,887                                10,648
 6/30/99                            11,698                                11,238
--------------------------------------------------------------------------------

12/31/98 = $10,000                                          Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

        U.S. Large Capitalization Growth Fund


--------------------------------------------------------------------------------
[LOGO]  UBS
        Investment Funds


        Industry Diversification

        As a Percent of Net Assets
        As of June 30, 1999
        ------------------------------------------------------------------------

U.S. EQUITIES
Energy........................     3.52%
Basic Industries
 Chemicals....................     1.35
 Housing/Paper................     1.68
                                 ------
                                   3.03
Capital Investment
 Capital Goods................     2.04
 Technology...................    19.26
                                 ------
                                  21.30
Consumer
 Non-Durables.................     4.40
 Retail/Apparel...............     7.21
 Autos/Durables...............     1.23
 Health: Drugs................     9.49
 Health: Non-Drugs............     8.05
                                 ------
                                  30.38
Financial
 Banks........................     1.72
 Non-Banks....................     6.45
                                 ------
                                   8.17
Utilities
 Telephone....................    13.46
 Transportation...............     1.58
Services/Miscellaneous........    13.74
                                 ------
   Total U.S. Equities........    95.18
                                 ------
   TOTAL INVESTMENTS..........    95.18
CASH AND OTHER ASSETS,
 LESS LIABILITIES.............     4.82
                                 ------
NET ASSETS....................   100.00%
                                 ======



        Top 10 U.S. Equity Holdings



As of June 30, 1999

                                             Percent of
                                             Net Assets
--------------------------------------------------------
 1. International Business Machines Corp.       3.36%
 2. General Electric Co.                        3.35
 3. Texas Instruments, Inc.                     3.23
 4. Oracle Corp.                                2.50
 5. Dayton-Hudson Corp.                         2.41
 6. Waste Management, Inc.                      2.39
 7. Qualcomm, Inc.                              2.31
 8. SBC Communications, Inc.                    2.22
 9. Wal-Mart Stores, Inc.                       2.21
10. Sun Microsystems, Inc.                      2.13
--------------------------------------------------------

       U.S. Large Capitalization Growth Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                  Shares          Value
                                                ----------      ----------
U.S. Equities -- 95.18%
Abbott Laboratories.............................   2,000        $   91,000
AFLAC, Inc......................................   3,300           157,987
Albertson's, Inc................................   2,000           103,125
American Express, Co............................   1,100           143,137
American International Group, Inc...............     700            81,944
AT&T Corp.......................................   2,950           164,647
AT&T Corp. - Liberty Media Goup, Inc. (b).......   4,156           152,733
Autozone, Inc...................................   3,300            99,413
Avon Products, Inc..............................   2,000           111,000
Bank of America Corp............................   1,900           139,294
Becton Dickinson & Co...........................   2,300            69,000
Bell Atlantic Corp..............................   1,200            78,450
BMC Software, Inc. (b)..........................   2,100           113,400
Boeing Co.......................................   2,900           128,144
Boston Scientific Corp. (b).....................   1,800            79,088
Bristol-Myers Squibb Co.........................   2,200           154,962
CBS Corp. (b)...................................   2,600           112,937
Citigroup, Inc..................................   1,900            90,250
Dayton Hudson Corp..............................   3,000           195,000
E.I. du Pont de Nemours & Co....................   1,600           109,300
Electronic Data Systems Corp....................   2,100           118,781
Exxon Corp......................................     900            69,413
Federal Home Loan Association Co................   1,900           110,200
General Electric Co.............................   2,400           271,200
Gillette Co.....................................   1,500            61,500
Halliburton Co..................................   1,800            81,450
Hewlett-Packard Co..............................   1,200           120,600
Immunex Corp. (b)...............................     800           101,950
Intel Corp......................................   1,700           101,150
International Business Machines Corp............   2,100           271,425
Johnson & Johnson Co............................   1,300           127,400
Lilly (Eli) & Co................................   1,500           107,438
Loral Space & Communications Ltd. (b)...........   5,900           106,200
Lowe's Companies, Inc...........................   2,400           136,050
Lucent Technologies, Inc........................   1,700           114,644
Medtronic, Inc..................................   2,000           155,750
Merck & Co., Inc................................   1,800           133,200
Merrill Lynch & Co..............................   1,200            95,925
Microsoft, Inc. (b).............................   1,400           126,262
Motorola, Inc...................................   1,000            94,750
Nortel Networks, Inc............................   1,200           104,175
Oracle Corp. (b)................................   5,450           202,331
Pepsi Bottling Group, Inc.......................   5,200           119,925
Philip Morris Companies, Inc....................   3,300           132,619
Proctor & Gamble Co.............................   1,100            98,175
QUALCOMM, Inc. (b)..............................   1,300           186,550
Raytheon Co., Class A...........................   2,400           165,300
SBC Communications, Inc.........................   3,100           179,800
Schering Plough Corp............................   3,100           164,300
Schlumberger Ltd................................   2,100           133,744
Sun Microsystems, Inc. (b)......................   2,500           172,187
Texas Instruments, Inc..........................   1,800           261,000
Time Warner, Inc................................   2,300           169,050
Tyco International Co...........................     900            85,275
Wal-Mart Stores, Inc............................   3,700           178,525
Walt Disney Co..................................   2,700            83,194
Waste Management, Inc...........................   3,600           193,500
Watson Pharmaceutical Co........................     400            14,025
Xerox Corp......................................   2,900           171,281
                                                                ----------
Total Equities (Cost $6,642,892)................                 7,695,055
                                                                ----------
Total Investments
  (Cost $6,642,892) -- 95.18% (a)...............                 7,695,055
                                                                ----------
Cash and other assets,
  less liabilities -- 4.82%.....................                   389,844
                                                                ----------
Net Assets -- 100%..............................                $8,084,899
                                                                ==========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $6,642,892; and net unrealized appreciation consisted of:

   Gross unrealized appreciation............  $1,141,787
   Gross unrealized depreciation............     (89,624)
                                              ----------
     Net unrealized appreciation............  $1,052,163
                                              ==========

(b) Non-income producing security

               See accompanying notes to financial statements.

================================================================================

                   U.S. Large Capitalization Growth Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
  Investments, at value:
    Unaffiliated issuers (Cost $6,642,892).................................................          $7,695,055
  Cash.....................................................................................             409,188
  Receivables:
    Due from Advisor.......................................................................              23,548
    Dividends..............................................................................               5,334
    Investment securities sold.............................................................              73,230
    Fund shares sold.......................................................................              30,752
    Other assets...........................................................................              18,639
                                                                                                     ----------
        TOTAL ASSETS.......................................................................           8,255,746
                                                                                                     ----------
LIABILITIES:
  Payables:
    Investment securities purchased........................................................             126,965
    Accrued expenses.......................................................................              43,882
        TOTAL LIABILITIES..................................................................             170,847
                                                                                                     ----------
NET ASSETS.................................................................................          $8,084,899
                                                                                                     ==========
NET ASSETS CONSIST OF:
  Paid in capital..........................................................................          $6,447,525
  Accumulated net realized gain............................................................             585,211
  Net unrealized appreciation..............................................................           1,052,163
                                                                                                     ----------
        NET ASSETS.........................................................................          $8,084,899
                                                                                                     ==========
OFFERING PRICE PER SHARE:
  Brinson Class I:
    Net asset value, offering price and redemption price per share (Based on net assets of
      $2,947,293 and 211,874 shares issued and outstanding)................................          $    13.91
                                                                                                     ==========
  Brinson Class N:
    Net asset value, offering price and redemption price per share (Based on net assets of
      $1,166 and 84 shares issued and outstanding).........................................          $    13.88
                                                                                                     ==========
UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
    $5,136,440 and 370,958 shares issued and outstanding)..................................          $    13.85
                                                                                                     ==========



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
36

        U.S. Large Capitalization Growth Fund -- Financial Statements

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Dividends.......................................................     $ 20,814
  Interest........................................................        9,130
                                                                       --------
      TOTAL INCOME................................................       29,944
                                                                       --------
EXPENSES:
  Registration....................................................       23,053
  Advisory........................................................       18,582
  Professional....................................................       17,394
  Distribution....................................................        8,837
  Other...........................................................        4,337
                                                                       --------
      TOTAL EXPENSES..............................................       72,203
      Expenses waived and reimbursed by Advisor...................      (42,136)
                                                                       --------
      NET EXPENSES................................................       30,067
                                                                       --------
      NET INVESTMENT LOSS.........................................         (123)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments................................      408,525
  Change in net unrealized appreciation or depreciation on
   investments....................................................      463,877
                                                                       --------
  Net realized and unrealized gain................................      872,402
                                                                       --------
  Net increase in net assets resulting from operations............     $872,279
                                                                       ========

                See accompanying notes to financial statements.
-------------------------------------------------------------------------------

                   U.S. Large Capitalization Growth Fund -- Financial Statements

-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   Period Ended      Year Ended
                                                                                                  June 30, 1999   December 31, 1998
                                                                                                  -------------   -----------------
OPERATIONS:
 Net investment income (loss)...................................................................   $     (123)       $   20,269
 Net realized gain..............................................................................      408,525           438,421
 Change in net unrealized appreciation or depreciation..........................................      463,877           554,465
                                                                                                   ----------        ----------
 Net increase in net assets resulting from operations...........................................      872,279         1,013,155
                                                                                                   ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
   Brinson Class I..............................................................................            -           (19,205)
 Distributions from net realized gain:
   Brinson Class I..............................................................................            -          (151,936)
                                                                                                   ----------        ----------
 Total distributions to shareholders............................................................            -          (171,141)
                                                                                                   ----------        ----------
Capital share transactions:
 Shares sold....................................................................................    5,233,678         4,973,380
 Shares issued on reinvestment of distributions.................................................            -           170,881
 Shares redeemed................................................................................   (2,169,846)       (5,974,601)
                                                                                                   ----------        ----------
 Net increase (decrease) in net assets resulting from capital share transactions................    3,063,832          (830,340)
                                                                                                   ----------        ----------
   TOTAL INCREASE IN NET ASSETS.................................................................    3,936,111            11,674
                                                                                                   ----------        ----------
NET ASSETS:
  Beginning of period...........................................................................    4,148,788         4,137,114
                                                                                                   ----------        ----------
  End of period.................................................................................   $8,084,899        $4,148,788
                                                                                                   ==========        ==========



                                          See accompanying notes to financial statements.


==================================================================================================================================

         U.S. Large Capitalization Growth Fund -- Financial Highlights

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                               Period Ended
UBS Investment Funds Class                                    June 30, 1999*
----------------------------------------------------------------------------
Net asset value, beginning of period.............................  $11.84
                                                                   ------
  Income from investment operations:
     Net investment loss.........................................   (0.04)
     Net realized and unrealized gain............................    2.05
                                                                   ------
        Total income from investment operations..................    2.01
                                                                   ------
Net asset value, end of period...................................  $13.85
                                                                   ======
Total return (non-annualized)....................................   16.98%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)............................  $5,136
  Ratio of expenses to average net assets:
     Before expense reimbursement................................    3.15%**
     After expense reimbursement.................................    1.57%**
  Ratio of net investment loss to average net assets:
     Before expense reimbursement................................   (2.03)%**
     After expense reimbursement.................................   (0.45)%**
  Portfolio turnover rate........................................      51%

*  Commencement of UBS Investment Funds Class was December 31, 1998.
** Annualized

                See accompanying notes to financial statements.

================================================================================

                     U.S. Small Capitalization Growth Fund


--------------------------------------------------------------------------------
[LOGO]UBS
      Investment Funds

The investment strategies implemented in the U.S. Small Capitalization Growth Fund are designed to enhance returns while controlling risk. We invest in smaller companies with market capitalizations less than $1 billion that we believe possess a unique competitive advantage that will allow them to achieve high returns through above average sales and profit growth. We employ quantitative and qualitative analysis to identify companies that are undervalued relative to current market prices, and construct portfolios with attention to both risk and return.

Since its inception on December 31, 1998, the UBS Investment Fund -- U.S. Small Capitalization Growth has returned 3.86% compared to 9.28% for its benchmark, the Russell 2000 Index. Small stocks have dramatically underperformed large stocks over the period since the Fund's inception making the environment difficult for small capitalization equity managers. The market has been driven to extremes. Valuation imbalances between large and small stocks reached a historical peak during this period. Additionally, the market has experienced an incredible lack of breadth, with a small number of fashionable stocks driving index returns.

Our positions relative to the benchmark in some broad common characteristics were the biggest detractors from relative performance for the year-to-date period. Our underweight of the "variability in market" characteristic had the worst effect, costing us more than 100 basis points of relative performance. This was largely due to our underweight of the high-flying internet sector, which has notoriously high variability in returns. Our overweight to the "labor intensity" factor was also a negative for the year-to-date period, resulting from poor performance of some of the stocks we owned in the services sector.

Stock selection was negative for the first half of the year, while our active industry positions relative to the index added value. These two factors combined for a negligible effect on overall performance. The Fund was helped by its overweight to electronics and oil services, but hurt by underweights to producer goods and telephones.

While the Fund's underperformance over the period is uncomfortable, it has come during a unique period in the market's history, and should not be indicative of our future performance. As a result of both a recent broadening of the market, and steps that we have taken to reposition the Fund, we have experienced a strong uptick in recent performance. For the month of June, the Fund returned 6.78%, beating the benchmark's return of 4.52% by 226 basis points. We remain committed to uncovering price/value discrepancies in the small capitalization segment of the market. We are confident that our sound investment philosophy and consistent, long-term approach can create value for our clients.

--------------------------------------------------------------------------------
40

                     U.S. Small Capitalization Growth Fund

[LOGO FOR UBS Investment Funds APPEARS HERE]

Total Return

                                                                     12/31/98*
                                                                     to 6/30/99
-------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Small Capitalization Growth                 3.86%
-------------------------------------------------------------------------------
Russell 2000 Index                                                      9.28
-------------------------------------------------------------------------------

* Inception date of the UBS Investment Fund -- U.S. Small Capitalization Growth.

Total return includes reinvestment of all capital gain and income distributions.

Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Small Capitalization Growth and the Russell 2000 Index if you had invested $10,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Small Capitalization Growth vs. Russell 2000 Index

Wealth Value with Dividends Reinvested

[CHART APPEARS HERE]

             UBS Investment Fund -- U.S. Small
                  Capitalization Growth            Russell 2000 Index
-------------------------------------------------------------------------
12/31/98                   10,000                         10,000
1/31/99                     9,989                         10,133
2/28/99                     9,148                          9,312
3/31/99                     9,352                          9,458
4/30/99                     9,318                         10,305
5/31/99                     9,727                         10,456
6/30/99                    10,386                         10,928

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

                     U.S. Small Capitalization Growth Fund


[LOGO FOR UBS Investment Funds APPEARS HERE]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999

----------------------------------------------------------
U.S. EQUITIES
Capital Investment
  Capital Goods..................................    2.76%
  Technology.....................................   17.19
                                                   ------
                                                    19.95
Basic Industries
  Chemicals......................................    1.23
  Housing/Paper..................................    0.70
                                                   ------
                                                     1.93
Consumer
  Non-Durables...................................    6.29
  Retail/Apparel.................................    7.99
  Autos/Durables.................................   10.97
  Health: Drugs..................................    1.37
  Health: Non-Drugs..............................    6.65
                                                   ------
                                                    33.27

Financial
  Banks..........................................    7.79
  Non-Banks......................................    8.38
                                                   ------
                                                    16.17

Utilities
  Telephone......................................    1.29
  Transportation.................................    5.05
  Services/Miscellaneous.........................   13.31
                                                   ------
     Total U.S. Equities.........................   90.97

SHORT-TERM INVESTMENTS...........................    5.95
                                                   ------
     TOTAL INVESTMENTS...........................   96.92
CASH AND OTHER ASSETS,
   LESS LIABILITIES..............................    3.08
                                                   ------
NET ASSETS.......................................  100.00%
                                                   ======

Top 10 U.S. Equity Holdings

As of June 30, 1999

                                                  Percent of
                                                  Net Assets
------------------------------------------------------------
 1. Waters Corp.                                     2.86%
 2. Foodmaker, Inc.                                  2.81
 3. U.S. Trust Corp.                                 2.79
 4. U.S. Foodservice, Inc.                           2.37
 5. Protective Life Corp.                            2.24
 6. Swift Transportation Co., Inc.                   2.06
 7. North Fork Bancorporation, Inc.                  1.99
 8. Expeditors International of Washington, Inc.     1.97
 9. Smith International, Inc.                        1.87
10. Investors Financial Services Corp.               1.82

================================================================================

       U.S. Small Capitalization Growth Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------

                                                    Shares      Value
                                                  ---------  -----------
U.S. Equities -- 90.97%
Aeroflex, Inc. (b)...............................    29,800  $   588,550
AFC Cable Systems, Inc. (b)......................     8,400      296,625
Airborne Freight Corp............................     5,700      157,819
American Italian Pasta Co., Class A (b)..........    13,100      397,912
Ariba, Inc. (b)..................................     2,000      194,500
Ask Jeeves, Inc. (b).............................     2,500       35,000
Astec Industries, Inc. (b).......................    12,100      493,075
AVT Corp. (b)....................................    14,900      564,337
Bally Total Fitness Holdings, Inc. (b)...........    14,100      400,087
Bindley Western Industries, Inc. ................    21,066      485,849
Casey's General Stores, Inc. ....................    30,000      450,000
Comfort Systems USA, Inc. (b)....................    14,000      252,000
Commercial Federal Corp..........................    11,000      255,063
Consolidated Graphics, Inc. (b)..................     7,100      355,000
Copper Mountain Networks, Inc. (b)...............     2,300      177,675
Cost Plus, Inc. (b)..............................    11,400      518,700
Critical Path, Inc. (b)..........................       600       33,188
CTS Corp. .......................................     2,000      140,000
Dendrite International, Inc. (b).................    15,800      570,775
DII Group, Inc. (b)..............................    14,300      533,569
DLJdirect (b)....................................     2,700       79,650
Eclipsys Corp. (b)...............................     6,100      146,019
Elcor Corp. .....................................    12,600      550,462
Emmis Communications Corp. (b)...................     6,800      335,750
Ethan Allen Interiors, Inc. .....................    10,450      394,487
eToys Inc. (b)...................................     2,100       85,575
Expeditors International of Washington, Inc......    25,900      705,775
Finova Group, Inc. ..............................    10,700      563,087
Foodmaker, Inc. (b)..............................    35,500    1,007,312
FPIC Insurance Group, Inc. (b)...................     9,300      451,050
H.B. Fuller Co. .................................     6,400      437,600
Haverty Furniture Cos., Inc. ....................     5,000      175,938
Hooper Holmes, Inc. .............................    21,200      431,950
Horace Mann Educators Corp. .....................     6,100      165,844
Insight Enterprises, Inc. (b)....................    15,500      383,625
Investors Financial Services Corp. ..............    16,300      652,000
Juniper Networks, Inc. (b).......................     1,400      208,600
Kellstrom Industries, Inc. (b)...................    18,200      332,150
Kenneth Cole Productions, Inc. (b)...............    13,800      384,675
Kronos, Inc. (b).................................     3,400      154,700
Labor Ready, Inc. (b)............................    11,000      357,500
Level One Communications, Inc. (b)...............     7,300      357,244
Manitowoc Co., Inc. .............................     5,500      228,938
MapQuest.com, Inc. (b)...........................       900       14,681
Marimba, Inc. (b)................................     1,800       94,838
Media Metrix, Inc. (b)...........................       900       47,925
MedQuist, Inc. (b)...............................    11,900      520,625
Mercury Computer Systems, Inc. (b)...............    14,500      467,625
Mercury Interactive Corp. (b)....................    12,700      449,262
Mesaba Holdings, Inc. (b)........................    16,400      209,100
Metro Information Services, Inc. (b).............    14,000      232,750
Monaco Coach Corp. (b)...........................    13,400      566,987
MotivePower Industries, Inc. (b).................    17,850      321,300
North Fork Bancorporation, Inc. .................    33,500      713,969
Ocular Sciences, Inc. (b)........................    10,700      185,913
Orthodontic Centers of America, Inc. (b).........    17,900      252,838
Pacific Sunwear of California, Inc. (b)..........    16,650      405,844
Pantry, Inc. (b).................................    19,900      320,887
Patterson Dental Co. ............................    17,900      622,025
Peoples Heritage Financial Group, Inc. ..........    30,400      571,900
Peregrine Systems, Inc. (b)......................    20,400      524,025
Personnel Group of America, Inc. (b).............    11,700      117,000
Phone.com, Inc. (b)..............................     1,200       67,200
Prime Group Realty Trust.........................    18,100      311,094
Protective Life Corp. ...........................    24,300      801,900
QRS Corp. (b)....................................     5,500      429,000
ResMed, Inc. (b).................................     7,700      255,544
Sanmina Corp. (b)................................     7,800      591,825
Scient Corp. (b).................................     4,600      218,788
Smith Int'l, Inc. (b)............................    15,400      668,937
Sonic Automotive, Inc. (b).......................    18,400      253,000
StarMedia Network, Inc. (b)......................     1,900      121,838
Sunrise Assisted Living, Inc. (b)................    13,500      470,812
Swift Transportation Co., Inc. (b)...............    33,600      739,200
Sykes Enterprises, Inc. (b)......................    15,100      503,962
Tetra Tech, Inc. (b).............................    15,750      259,875
TheStreet.com, Inc. (b)..........................     1,800       64,800
TMP Worldwide, Inc. (b)..........................     7,800      495,300
Tower Automotive, Inc. (b).......................    10,900      277,269
U.S. Foodservice (b).............................    19,900      848,237
U.S. Trust Corp. ................................    10,800      999,000
United Stationers, Inc. (b)......................     8,400      184,800
Vignette Corp. (b)...............................       800       60,000
Waters Corp. (b).................................    19,300    1,025,312
Zebra Technologies Corp., Class A (b)............    15,200      584,250
Zions Bancorporation.............................     4,000      254,000
                                                             -----------
Total U.S. Equities (Cost $28,475,224)...........             32,615,092
                                                             -----------
Investment Companies -- 5.95%
Brinson Supplementary Trust U.S.
  Cash Management Prime Fund
  (Cost $2,134,217).............................. 2,134,217    2,134,217
                                                             -----------
Total Investments
  (Cost $30,609,441) -- 96.92% (a)...............             34,749,309
Cash and other assets,
  less liabilities -- 3.08%......................              1,102,657
                                                             -----------
Net Assets -- 100%...............................            $35,851,966
                                                             ===========

              See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

        U.S. Small Capitalization Growth Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $30,609,441; and net unrealized appreciation consisted of:
        Gross unrealized appreciation.... $5,312,470
        Gross unrealized depreciation.... (1,172,602)
                                          ----------
        Net unrealized appreciation...... $4,139,868
                                          ==========
(b) Non-income producing security


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
44

                   U.S. Small Capitalization Growth Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
  Investments, at value:
    Unaffiliated issuers (Cost $28,475,224)......................   $32,615,092
    Affiliated issuers (Cost $2,134,217).........................     2,134,217
  Cash...........................................................       142,822
  Receivables:
    Investment securities sold...................................       719,015
    Dividends....................................................         9,768
    Interest.....................................................         9,943
    Fund shares sold.............................................       553,305
  Other assets...................................................        18,639
                                                                    -----------
          TOTAL ASSETS...........................................    36,202,801
                                                                    -----------
LIABILITIES:
  Payables:
    Investment securities purchased..............................       257,629
    Investment advisory fees.....................................        17,969
    Fund shares purchased........................................        31,580
    Accrued expenses.............................................        43,657
                                                                    -----------
          TOTAL LIABILITIES......................................       350,835
                                                                    -----------
NET ASSETS.......................................................   $35,851,966
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid in capital................................................   $35,967,096
  Accumulated net realized loss..................................    (4,254,998)
  Net unrealized appreciation....................................     4,139,868
                                                                    -----------
          NET ASSETS.............................................   $35,851,966
                                                                    ===========
OFFERING PRICE PER SHARE:
  Brinson Class I:
    Net asset value, offering price and redemption price
     per share (Based on net assets of $35,211,394 and 3,836,230
     shares issued and outstanding)..............................   $      9.18
                                                                    ===========
  Brinson Class N:
    Net asset value, offering price and redemption price
     per share (Based on net assets of $1,044 and 114 shares
     issued and outstanding).....................................   $      9.16
                                                                    ===========
  UBS Investment Funds Class:
    Net asset value, offering price and redemption price
     per share (Based on net assets of $639,528 and 69,990
     shares issued and outstanding)..............................   $      9.14
                                                                    ===========


                See accompanying notes to financial statements.

================================================================================
                                                                              45

                   U.S. Small Capitalization Growth Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Dividends......................................................   $    57,456
  Interest.......................................................        47,194
                                                                    -----------
          TOTAL INCOME...........................................       104,650
                                                                    -----------
EXPENSES:
  Advisory.......................................................       148,873
  Registration...................................................        22,283
  Professional...................................................        15,150
  Other..........................................................        12,307
                                                                    -----------
          TOTAL EXPENSES.........................................       198,613
          Expenses waived by Advisor.............................       (25,786)
                                                                    -----------
          NET EXPENSES...........................................       172,827
                                                                    -----------
          NET INVESTMENT LOSS....................................       (68,177)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments...............................      (633,451)
  Change in net unrealized appreciation or depreciation
   on investments................................................     1,970,811
                                                                    -----------
  Net realized and unrealized gain...............................     1,337,360
                                                                    -----------
  Net increase in net assets resulting from operations...........   $ 1,269,183
                                                                    ===========


                See accompanying notes to financial statements.

================================================================================
46

        U.S. Small Capitalization Growth Fund -- Financial Statements

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Period Ended       Year Ended
                                                                               June 30, 1999    December 31, 1998
                                                                               -------------    -----------------
OPERATIONS:
 Net investment loss........................................................   $    (68,177)       $   (49,900)
 Net realized loss..........................................................       (633,451)        (3,615,782)
 Change in net unrealized appreciation or depreciation......................      1,970,811          2,695,815
                                                                               ------------        -----------
 Net increase (decrease) in net assets resulting from operations............      1,269,183           (969,867)
                                                                               ------------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized gain:
  Brinson Class I...........................................................             --            (10,014)
                                                                               ------------        -----------
 Total distributions to shareholders........................................             --            (10,014)
                                                                               ------------        -----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold................................................................     23,560,273         18,352,730
 Shares issued on reinvestment of distributions.............................             --              9,859
 Shares redeemed............................................................    (11,586,801)        (6,727,395)
                                                                               ------------        -----------
 Net increase in net assets resulting from capital share transactions.......     11,973,472         11,635,194
                                                                               ------------        -----------
     TOTAL INCREASE IN NET ASSETS...........................................     13,242,655         10,655,313
                                                                               ------------        -----------

NET ASSETS:
 Beginning of period........................................................     22,609,311         11,953,998
                                                                               ------------        -----------
 End of period..............................................................   $ 35,851,966        $22,609,311
                                                                               ============        ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

        U.S. Small Capitalization Growth Fund -- Financial Highlights


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                    Period Ended
UBS Investment Funds Class                                        June 30, 1999*
--------------------------------------------------------------------------------
Net asset value, beginning of period.............................      $8.80
                                                                       -----
  Income from investment operations:
    Net investment loss..........................................      (0.06)
    Net realized and unrealized gain.............................       0.40
                                                                       -----
      Total income from investment operations....................       0.34
                                                                       -----
Net asset value, end of period...................................      $9.14
                                                                       =====
Total return (non-annualized)....................................       3.86%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)............................       $640
  Ratio of expenses to average net assets:
    Before expense reimbursement.................................       2.09%**
    After expense reimbursement..................................       1.92%**
  Ratio of net investment loss to average net assets:
    Before expense reimbursement.................................      (1.39%)**
    After expense reimbursement..................................      (1.22%)**
  Portfolio turnover rate........................................         71%

  *Commencement of UBS Investment Funds Class was December 31, 1998.
  **Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48

        U.S. Bond Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

In selecting issues for the U.S. Bond Fund, we incorporate our analysis of interest rate sensitivity, maturity mix and sector valuation, as well as security specific research compiled by our fixed income and equity research teams. We invest the Fund's assets in investment grade (high quality) securities.

Since its inception on August 31, 1995, the UBS Investment Fund -- U.S. Bond has produced an annualized return of 6.11%, compared to the 6.71% return of its benchmark, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index. The annualized volatility of the Fund was similar to that of the benchmark at 4.04% and 3.54% respectively. During the first half of 1999, the Fund was down 1.69% while the benchmark was down similarly by 1.39%.

U.S. bond markets were characterized by a high level of volatility in the first quarter of 1999. After a fairly stable January, February turned in the worst one-month performance record for U.S. Treasury securities in 18 years. The largest changes took place among securities with longer terms to maturity, while shorter-term treasury bills were relatively stable.

This volatility was spurred somewhat by Federal Reserve (Fed) chairman Alan Greenspan's testimony to Congress in February. He stated that the Fed expects stronger growth and higher inflation in the U.S. than was originally called for in the fall of 1998. Even though these adjustments were modest, they were sufficient enough to disappoint investors.

During this period of volatility, corporate bonds and other spread sectors (bonds that have credit risk because they are not backed by the U.S. Government) performed well, retracing some of the weakness caused by a general flight-to-quality that rounded out 1998.

We trimmed our corporate bond weighting on the heels of this strong showing, but maintained a meaningful overweight to corporate bonds and, to a lesser extent, mortgages throughout the first half of the year.

U.S. bond yields in the second quarter were driven well above our estimates of fair value by market expectations of higher inflation and anticipation of the 25 basis point rate hike by the Federal Reserve which occurred on June 30. As a result we have set representative duration strategies longer than the benchmark--at 1.05 times the benchmark.

From a sector standpoint, we believe that prevailing credit spreads provide more than adequate compensation for risk--given our assumptions about the economy and the probabilities we assign to different scenarios for default rates. While credit fundamentals have modestly deteriorated in recent months, this has already been accounted for in our sector modeling. As a consequence, exposure to corporate bonds remains one of the largest active portfolio positions relative to the index. Overweights are also maintained in the mortgage and asset-backed sectors.

--------------------------------------------------------------------------------

U.S. Bond Fund
-------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds


Total Return

                                                               6 months        1 year        3 years   Annualized
                                                                 ended         ended          ended   8/31/95* to
                                                                6/30/99       6/30/99        6/30/99    6/30/99
--------------------------------------------------------------------------------------------------------------------
UBS Investment Fund -- U.S. Bond                                -1.69%         2.45%          6.73%       6.11%
--------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Broad Investment Grade (BIG) Bond Index    -1.39          3.12           7.24        6.71
--------------------------------------------------------------------------------------------------------------------

* Inception date of the UBS Investment Fund -- U.S. Bond.
Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.



Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- U.S. Bond and the Salomon Smith Barney BIG Bond Index if you had invested $10,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund -- U.S. Bond
vs. Salomon Smith Barney BIG Bond Index
Wealth Value with Dividends Reinvested

                                         Salomon
                       UBS            Smith Barney
                 Investment Fund        BIG Bond
                   --U.S. Bond            Index
-------------------------------------------------------
     8/31/95              10,000           10,000
-------------------------------------------------------
    12/31/95              10,529           10,532
-------------------------------------------------------
     6/30/96              10,324           10,400
-------------------------------------------------------
    12/31/96              10,861           10,914
-------------------------------------------------------
     6/30/97              11,141           11,248
-------------------------------------------------------
    12/31/97              11,844           11,964
-------------------------------------------------------
     6/30/98              12,252           12,439
-------------------------------------------------------
    12/31/98              12,767           13,007
-------------------------------------------------------
     6/30/99              12,552           12,827
-------------------------------------------------------

8/31/95 = $10,000                  Data through 6/30/99

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.
===============================================================================
50

U.S. Bond Fund

-------------------------------------------------------------------------------

[LOGO HERE] UBS
            Investment Funds


Industry Diversification
As a Percent of Net Assets
As of June 30, 1999
-------------------------------------------------------------------

U.S. BONDS
Corporate Bonds
        Airlines.........................................     0.07%
        Asset-Backed.....................................     7.08
        Banks............................................     0.98
        CMO..............................................     4.98
        Consumer.........................................     2.40
        Energy...........................................     0.27
        Financial Services...............................     4.78
        Industrial Components............................     0.45
        Services/Miscellaneous...........................     2.43
        Utilities........................................     3.50
                                                            --------
                Total U.S. Corporate Bonds...............    26.94

International Dollar Bonds...............................     9.14
Mortgage-Backed Securities...............................     8.72
U.S. Government Agencies.................................    32.62
U.S. Government Obligations..............................    16.46
                                                            --------
                Total U.S. Bonds.........................    93.88
SHORT-TERM INVESTMENTS...................................     5.61
                                                            --------
                TOTAL INVESTMENTS........................    99.49
CASH AND OTHER ASSETS, LESS LIABILITIES..................     0.51
                                                            --------
NET ASSETS...............................................   100.00%
                                                            ======

-------------------------------------------------------------------------------
                                                                              51

        U.S. Bond Fund -- Schedule of Investments


June 30, 1999
-------------------------------------------------------------------------------

                                               Face
                                              Amount          Value
                                           -------------   ------------
Bonds -- 93.88%
U.S. Corporate Bonds -- 26.94%
ABN Amro Mortgage Corp., 99-2 IA2,
  6.300%, due 04/25/29.....................  $ 2,100,000    $ 2,040,612
ABN Amro Mortgage Corp., 99-3, Class A2,
  6.300%, due 05/25/29.....................    1,000,000        972,050
Cendant Corp., 7.750%, due 12/01/03........    1,060,000      1,070,622
Centaur Funding Corp., 144A, (b)
  0.000%, due 04/21/20.....................        1,355        209,348
  9.080%, due 04/21/20.....................          715        767,284
Chase Mortgage Finance Corp., 93-J1,
Class 1A5, 6.625%, due 08/25/09............       60,423         58,912
Ches Pot Tel MD, 8.000%, due 10/15/29......       87,000         95,466
Chrysler Financial Corp.,
  7.400%, due 08/01/97.....................      100,000         97,942
Continental Airlines, Inc., 98-1B,
  6.748%, due 09/15/18.....................       71,387         67,966
Countrywide Funding Corp. FRN,
  5.420%, due 12/01/03.....................      250,000        237,500
Farmers Exchange Capital, 144A,
  7.050%, due 07/15/28.....................    1,090,000        985,126
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03............      980,000        982,852
General Motors Acceptance Corp.,
  9.625%, due 12/15/01.....................      294,000        315,322
Heller Financial Commercial Mortgage Assets,
  99-PH1 A1, 6.500%, due 05/15/61..........    1,244,122      1,232,775
Illinois Power Special Purpose Trust, 98-1,
  5.650%, due 12/25/10.....................    1,565,000      1,445,590
LB Commercial Conduit Mortgage Trust,
  99-C1 A1, 6.410%, due 10/15/30...........      705,000        695,673
Lehman Brothers, Inc., Senior Note
  7.250%, due 04/15/03.....................      225,000        225,783
MBNA Global Capital Securities FRN,
  5.795%, due 02/01/27.....................       90,000         78,038
Merrill Lynch & Co., Inc.,
  6.000%, due 02/17/09.....................    1,000,000        921,990
Mid-America Energy,
  6.375%, due 06/15/06.....................      275,000        261,566
Monsanto Co., 144A,
  6.600%, due 12/01/28.....................    1,250,000      1,110,850
Morgan Stanley Dean Witter, MTN,
  5.625%, due 01/20/04.....................    1,000,000        960,268
News America Holdings,
  7.750%, due 12/01/45.....................      358,000        339,350
Norwest Asset Securities Corp., 98-25,
  Class A5, 6.000%, due 12/25/28...........    2,400,000      2,306,280
PanAmSat Corp.,
  6.000%, due 01/15/03.....................      375,000        367,057
  6.375%, due 01/15/08.....................      500,000        472,114
Peco Energy Transition Trust,
  6.130%, due 03/01/09.....................    1,135,000      1,076,173
Premier Auto Trust 96-4A, Class A4,
  6.400%, due 10/06/01.....................      350,000        351,421
Rite Aid Corp., 144A,
  6.125%, due 12/15/08.....................      890,000        806,115
Salomon, Inc., 6.750%, due 02/15/03........      300,000        300,693
Service Corp., International,
  6.000%, due 12/15/05.....................      750,000        689,197
Sprint Capital Corp.,
  6.875%, due 11/15/28.....................    1,000,000        910,531
Tele-Communications, Inc,
  9.800%, due 02/01/12.....................      950,000      1,160,336
Texas Utilities, 5.940%, due 10/15/11......      420,000        416,947
Thrift Financial Corp.,
  11.250%, due 01/01/16....................       34,157         35,681
Time Warner Entertainment, Inc.,
  Debenture 8.375%, due 03/15/23...........
  Pool #298198.............................       94,000        101,723
Time Warner, Inc., 7.570%, due 02/01/24....      340,000        338,600
U.S.A. Waste Services,
  6.500%, due 12/15/02.....................      400,000        396,660
Vendee Mortgage Trust, 92-1, Class 2Z,
  7.750%, due 05/15/22.....................      532,364        548,565
Westdeutsche Landesbank NY,
  6.050%, due 01/15/09.....................    1,035,000        957,835
                                                            -----------
                                                             26,408,813
                                                            -----------

Mortgage-Backed Securities -- 8.72%
Chemical Mortgage Securities Inc. 93-1
  Class A5, 7.450%, due 02/25/23...........      327,646        329,661
Citicorp Mortgage Securities, Inc. 94-9
  Class A8, 5.750%, due 06/25/09...........    1,069,783      1,000,065
GE Capital Mortgage Services, Inc., 97-HE4,
  Class A7, 6.735%, due 12/25/28...........      410,000        408,930
GreenTree Financial Corp., 94-5, Class A5,
  8.300%, due 11/15/19.....................      320,000        335,797
PNC Mortgage Securities Corp., 94-3,
  Class A8, 7.500%, due 07/25/24...........      215,000        212,766
Prudential Home Mortgage Securities, 93-43,
  Class A9, 6.750%, due 10/25/23...........      275,025        268,757
Prudential Home Mortgage Securities, 94-3,
  Class A10, 97-HE4 A76.500%,
  due 02/25/24.............................      170,000        164,492
Residential Accredit Loans,  Inc., 96-QS4,
  Class Al10, 7.900%, due 08/25/26.........      275,000        279,570
Residential Accredit Loans, Inc., 98-QS4,
  Class AI5, 7.000%, due 03/25/28..........    2,850,000      2,842,296
Residential Asset Securitization Trust, 97-A10,
  Class A1, 7.250%, due 12/25/27...........      490,952        493,417
Residential Funding Mortgage, Series 95-S6,
  Class A7, 7.500%, due 11/25/25...........      955,358        961,730
SASCO LLC., 98-RF1, Class A, 7.900%,
  144A, due 10/15/28.......................      517,811        530,109
Structured Asset Securities Corp., 98-RF1,
  Class A, 8.712%, due 03/15/27............      434,456        455,093
Structured Asset Securities Corp., 98-RF2,
  8.582%, due 07/15/27.....................      152,810        159,687

-------------------------------------------------------------------------------
52

        U.S. Bond Fund -- Schedule of Investments


June 30, 1999
-------------------------------------------------------------------------------

                                                  Face
                                                 Amount        Value
                                               ----------   -----------
Mortgage-Backed Securities -- (Continued)
UCFC Home Equity Loan 97-C, Class A8,
  FRN, 5.069%, due 09/15/27.................   $  106,786   $   106,529
                                                            -----------
                                                              8,548,899
                                                            -----------

International Dollar Bonds -- 9.14%
Banco Santiago S.A., 7.000%,
  due 07/18/07..............................      380,000       333,217
Banque Paribas, Sub. Notes,
  6.875%, due 03/01/09......................      700,000       675,146
British Sky Broadcasting Group plc,
  6.875%, due 02/23/09......................      820,000       747,771
Credit Suisse-London, 144A,
  Resettable Perpetual Preferred,
  7.90%, due 05/01/07.......................      500,000       486,783
Empresa Nacional de Electricidad S.A.,
  7.875%, due 02/01/27......................      594,000       502,946
Interamer Development Bank, 6.80%,
  due 10/15/25..............................      100,000       100,188
Korea Development Bank, 7.125%,
  due 09/17/01..............................      500,000       498,573
Pemex Finance Ltd., 2A-B1, 8.450%,
  due 02/15/07, 144A........................      940,000       942,406
Petroliam Nasional Berhad,  144A,
  7.625%, due 10/15/26......................      430,000       344,523
Ras Laffan Liquified Natural Gas Co., Ltd.,
  144A, 8.294%, due 03/15/14................      450,000       415,274
Repsol International Finance,
  7.000%, due 08/01/05......................      200,000       198,779
Republic of South Africa,
  9.625%, due 12/15/99......................       71,000        71,710
Royal Bank of Scotland, Resettable
  Perpetual Preferred, 7.375%,
  due 04/29/49..............................       80,000        77,767
Skandinaviska Enskilda Banken, 144A,
  6.625%, due 03/29/49......................      960,000       949,317
Skandinaviska Enskilda Banken, 144A,
  Resettable Perpetual Preferred,
  6.500%, due 12/29/49......................      305,000       290,079
Southern Investments UK, 6.800%,
  due 12/01/06..............................    1,345,000     1,296,974
Tyco International Group, S.A.,
  5.875%, due 11/01/04......................      595,000       574,186
  7.000%, due 06/15/28......................      500,000       463,137
                                                            -----------
                                                              8,968,776
                                                            -----------

U.S. Government Agencies -- 32.62%
Aid-Israel, Series 10-Z, 0.000%,
  due 02/15/03 (b)..........................      805,000       650,286
Fannie Mae Whole Loan, Series 95-W3,
  Class A, 9.000%, due 04/25/25.............      138,477       144,700
Federal Home Loan Mortgage Corp.,
  7.000%, due 10/15/13......................      492,125       486,244
  7.238%, due 05/01/26......................       15,110        15,224
Federal Home Loan Mortgage Corp. Gold,
  8.000%, due 11/01/22......................       99,552       102,604
  9.000%, due 03/01/24......................       76,257        81,179
Federal National Mortgage Association
  5.625%, due 03/15/01......................    5,080,000     5,068,458
  6.500%, due 03/01/19......................      488,377       475,426
  6.000%, due 03/01/28......................      689,567       649,320
  6.000%, due 01/01/29......................    1,624,551     1,528,964
  6.000%, due 02/01/29......................    3,480,663     3,277,511
  6.500%, due 06/01/28......................      750,168       726,093
  6.500%, due 09/01/28......................      241,593       233,840
  6.500%, due 11/01/28......................    1,965,912     1,901,493
  6.500%, due 11/01/28......................    3,407,597     3,298,235
  6.500%, due 02/01/29......................      512,629       495,832
  7.000%, due 12/01/24......................    2,790,375     2,762,223
  7.000%, due 03/01/29......................       47,731        47,275
  7.500%, due 12/01/23......................      523,038       528,969
  7.500%, due 01/01/28......................      285,300       288,975
  8.000%, due 08/01/08......................      637,337       656,714
  8.000%, due 12/18/11......................      100,000       104,443
  8.000%, due 05/25/21......................    2,260,000     2,301,753
  8.500%, due 07/01/22......................       11,754        12,362
  8.500%, due 07/15/21......................       61,292        63,438
  9.500%, due 08/01/22......................       72,528        77,376
Federal National Mortgage Assoc.,
  Series 97-72, Class EG, 0.000%,
  due 09/25/22..............................      344,151       306,473
Federal National Mortgage Assoc. Strips,
  8.000%, due 08/01/23......................      333,287        85,297
  0.000%, due 02/01/28 (b)..................      239,536       168,071
Federal National Mortgage Assoc. TBA
  N12L8, 0.000%.............................    1,090,000     1,025,281
Federal National Mortgage Association,
  FNCI, 8.000%, due 02/01/13................      200,460       206,555
Freddie Mac, 5.750%, due 06/15/01...........    1,000,000       998,241
Government National Mortgage Association
  Class L SEQ, 7.000%, due 02/16/24.........      150,000       149,410
Government National Mortgage Association,
  7.000%, due 07/15/25......................       91,342        90,490
  7.500%, due 12/15/22......................      226,748       229,914
  7.500%, due 12/15/23......................      949,000       962,014
  7.500%, due 01/15/24......................       64,928        65,779
  7.500%, due 06/15/25......................       79,422        80,486
  8.000%, due 08/15/22......................       45,546        46,960
  9.000%, due 11/15/04......................        7,671         8,079
  9.000%, due 11/15/04......................        3,126         3,292
  9.000%, due 12/15/17......................       32,630        34,783
  10.000%, due 09/15/00.....................        1,306         1,392
  10.000%, due 05/15/01.....................        1,527         1,628
Jordan Aid, 8.750%, due 09/01/19............    1,357,589     1,542,248
                                                            -----------
                                                             31,985,330
                                                            -----------

--------------------------------------------------------------------------------

        U.S. Bond Fund -- Schedule of Investments


June 30, 1999
-------------------------------------------------------------------------------

                                                  Face
                                                 Amount        Value
                                               ---------    -----------
U.S. Government Obligations -- 16.46%
U.S. Treasury Bond,
  8.000%, due 11/15/21.......................  $7,985,000   $ 9,606,953
U.S. Treasury Inflation Indexed Note,
  3.625%, due 04/15/28.......................   1,770,000     1,717,227
U.S. Treasury Note,
  5.000%, due 04/30/01.......................   3,400,000     3,370,250
  5.625%, due 05/15/08.......................   1,470,000     1,439,681
                                                            -----------
                                                             16,134,111
                                                            -----------
Total Bonds (Cost $94,549,344)...............                92,045,929
                                                            -----------

                                                 Shares
                                               ----------
Short-Term Investments -- 5.61%
Investment Companies -- 5.61%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund
  (Cost $5,504,377)..........................   5,504,377     5,504,377
                                                            -----------
Total Investments
  (Cost $100,053,721) -- 99.49% (a)..........                97,550,306
Cash and other assets, less
  liabilities -- 0.51%.......................                   495,277
                                                            -----------
Net Assets -- 100%...........................               $98,045,583
                                                            ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $100,053,721; and net unrealized depreciation consisted of:

        Gross unrealized appreciation ...............  $   342,432
        Gross unrealized depreciation ...............   (2,845,847)
                                                       -----------
          Net unrealized depreciation ...............  $(2,503,415)
                                                       ===========


FRN: Floating rate note -- The rate disclosed is that in effect at June 30, 1999.

TBA:    Security is subject to delayed delivery.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $7,837,214, or 7.99% of net assets.

        Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.


               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
54

        U.S. Bond Fund -- Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
ASSETS:
 Investments, at value:
   Unaffiliated issuers (Cost $94,549,344)..............    $  92,045,929
   Affiliated issuers (Cost $5,504,377).................        5,504,377
 Receivables:
   Investment securities sold...........................              299
   Fund shares sold.....................................          757,363
   Interest.............................................          930,662
 Other assets...........................................            3,248
                                                            -------------
     TOTAL ASSETS.......................................       99,241,878
                                                            -------------

LIABILITIES:
 Payables:
   Investment securities purchased......................        1,022,193
   Fund shares redeemed.................................          102,892
   Investment advisory fees.............................           39,926
   Accrued expenses.....................................           31,284
                                                            -------------
     TOTAL LIABILITIES..................................        1,196,295
                                                            -------------
NET ASSETS..............................................    $  98,045,583
                                                            =============

NET ASSETS CONSIST OF:
 Paid in capital........................................    $ 100,639,632
 Accumulated undistributed net investment income........          961,121
 Distributions in excess of net realized gain...........       (1,051,755)
 Net unrealized depreciation............................       (2,503,415)
                                                            -------------
     NET ASSETS.........................................    $  98,045,583
                                                            =============

OFFERING PRICE PER SHARE:
 Brinson Class I:
   Net asset value, offering price and
     redemption price per share (Based
     on net assets of $92,029,678 and
     8,955,888 shares issued and outstanding)...........    $       10.28
                                                            =============

 Brinson Class N:
   Net asset value, offering price and
     redemption price per share (Based on
     net assets of $1,133 and 110 shares
     issued and outstanding)............................    $       10.30
                                                            =============

 UBS Investment Funds Class:
   Net asset value, offering price and
     redemption price per share (Based
     on net assets of $6,014,772 and
     587,717 shares issued and outstanding).............    $       10.23
                                                            =============



                See accompanying notes to financial statements.



--------------------------------------------------------------------------------

                    U.S. Bond Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
     Dividends.............................................     $    29,756
     Interest..............................................       5,014,331
                                                                 ----------
          TOTAL INCOME.....................................       5,044,087
EXPENSES:
     Advisory..............................................         418,445
     Registration..........................................          36,405
     Professional..........................................          27,870
     Distribution..........................................          25,254
     Other.................................................          30,338
                                                                 ----------
          TOTAL EXPENSES...................................         538,312
          Expenses waived by Advisor.......................         (11,372)
                                                                 ----------
          NET EXPENSES.....................................         526,940
                                                                 ----------
          NET INVESTMENT INCOME............................       4,517,147
                                                                 ----------
NET REALIZED AND UNREALIZED LOSS:
     Net realized loss.....................................        (338,906)
     Change in net unrealized appreciation or depreciation.      (3,036,340)
     Net realized and unrealized loss......................      (3,375,246)
     Net increase in net assets resulting from operations..     $ 1,141,901
                                                                ===========

                See accompanying notes to financial statements.

===============================================================================
56

                    U.S. Bond Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 Year              Year
                                                                                                 Ended             Ended
                                                                                             June 30, 1999     June 30, 1998
                                                                                             -------------     -------------
OPERATIONS:
     Net investment income..............................................................     $  4,517,147       $ 1,638,048
     Net realized gain (loss)...........................................................         (338,906)          801,133
     Change in net unrealized appreciation or depreciation..............................       (3,036,340)          335,673
                                                                                             -------------     -------------
     Net increase in net assets resulting from operations...............................        1,141,901         2,774,854
                                                                                             -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income...........................................       (3,812,376)       (1,629,719)
     Distributions from net realized gain...............................................          (55,782)         (361,568)
     Distributions in excess of net realized gain.......................................       (1,051,755)              --
                                                                                             -------------     -------------
     Total distributions to shareholders*...............................................       (4,919,913)       (1,991,287)
                                                                                             -------------     -------------
CAPITAL SHARE TRANSACTIONS:
     Shares sold........................................................................      156,386,946        21,794,978
     Shares issued in connection with the acquisition of UBS Bond Fund..................       15,177,263                --
     Shares issued on reinvestment of distributions.....................................        4,271,987         1,174,894
     Shares redeemed....................................................................     (115,331,025)       (6,255,720)
                                                                                             -------------     -------------
     Net increase in net assets resulting from capital share transactions...............       60,505,171        16,714,152
                                                                                             -------------     -------------
          TOTAL INCREASE IN NET ASSETS..................................................       56,727,159        17,497,719
                                                                                             -------------     -------------
NET ASSETS:
        Beginning of period.............................................................       41,318,424        23,820,705
                                                                                             -------------     -------------
        End of period (including accumulated undistributed net investment income of
          $961,121 and $300,973, respectively)..........................................       $98,045,583       $41,318,424
                                                                                             =============     =============
*DISTRIBUTIONS BY CLASS:
        Distributions from net investment income:
          Brinson Class I...............................................................       (3,583,162)       (1,526,152)
          Brinson Class N...............................................................              (46)              (54)
          UBS Investment Funds Class....................................................         (229,168)         (103,513)
        Distributions from and in excess of net realized gain:
          Brinson Class I...............................................................       (1,038,553)         (335,742)
          Brinson Class N...............................................................              (16)              (14)
          UBS Investment Funds Class....................................................          (68,968)          (25,812)
                                                                                             -------------     -------------
        Total distributions to shareholders.............................................       (4,919,913)       (1,991,287)
                                                                                             -------------     -------------

                See accompanying notes to financial statements.

===============================================================================

        U.S. Bond Fund -- Financial Highlights



--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.


                                                        Year Ended June 30,      August 31, 1995*
                                                    --------------------------       Through
UBS Investment Funds Class                           1999      1998      1997     June 30, 1996
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $10.54    $10.22    $ 9.92        $10.00
  Income from investment operations:                ------    ------    ------        ------
    Net investment income.........................    0.52**    0.50      0.46**        0.46
    Net realized and unrealized gain (loss).......   (0.26)     0.49      0.32         (0.13)
                                                    ------    ------    ------        ------
        Total income from investment operations...    0.26      0.99      0.78          0.33
                                                    ------    ------    ------        ------
  Less distributions:
    Distributions from net investment income......   (0.42)    (0.53)    (0.48)        (0.38)
    Distributions in excess of net realized gain..   (0.15)    (0.14)       --         (0.03)
        Total distributions.......................   (0.57)    (0.67)    (0.48)        (0.41)
Net asset value, end of period....................  $10.23    $10.54    $10.22        $ 9.92
                                                    ======    ======    ======        ======
Total return (non-annualized).....................    2.45%     9.97%     7.91%         3.24%
Ratios/Supplemental data:
  Net assets, end of period (in 000s).............  $6,015    $2,444    $1,399        $  636
  Ratio of expenses to average net assets:
    Before expense reimbursement..................    1.08%     1.31%     2.12%         4.10%***
    After expense reimbursement...................    1.07%     1.07%     1.07%         1.07%***
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement..................    4.95%     5.14%     4.67%         2.53%***
    After expense reimbursement...................    4.96%     5.38%     5.72%         5.56%***
  Portfolio turnover rate.........................     260%      198%      410%          363%

  *Commencement of investment operations
 **The net investment income per share data was determined by using average shares outstanding throughout the period.
***Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58

        High Yield Fund


--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds

In selecting issues for the High Yield Fund, we incorporate our analysis of interest rate sensitivity, maturity mix, sector valuation, as well as security specific research compiled by our fixed income and equity research teams. Successful high yield fixed income investing involves capturing the market's high total return potential while minimizing losses due to credit deterioration or default. We believe that many high yield managers sacrifice safety while reaching for high current income. In contrast, at the forefront of our philosophy is a focus on asset coverage and preservation of principal. Our disciplined process avoids taking large risks solely for the sake of a high indicated yield.

Our investment process consists of four stages:

 .  Identify high quality issuers with substantial asset coverage.

 . Identify issuers generating free cash flow with a focus on deleveraging their balance sheet.

 . Consider relative value: does expected return from the investment adequately compensate for risk?

 .  Diversify holdings by issuer and industry.

Since its inception on December 31, 1998, the UBS Investment Fund -- High Yield has returned 2.61% compared to 1.76% for its benchmark, the Merrill Lynch High Yield Master Index.

Rising U.S. Treasury yields, above-trend GDP growth and a more benign global economic outlook resulted in tighter high yield bond spreads in the first half of 1999. Prices of high yield bonds increased relative to U.S. treasuries, bringing forward-looking "risky" bond yields closer to those of "riskless" government-backed treasury bonds. Spreads over treasuries tightened significantly from 5.55% at December 31, 1998 to 4.51% at June 30, 1999. Lower rated high yield bonds have generally outperformed their higher quality counterparts thus far in 1999, as investors have, to some degree, reversed the flight-to-quality which occurred during the second half of 1998. We continue to believe that additional spread tightening is warranted at current levels.

Our valuation model indicates that the high yield bond market is expected to generate an annualized total return of approximately 10.5% over the course of the next 3 years. We continue to believe that issue selection remains paramount in generating solid returns from a high yield portfolio, and our focus remains on single-B rated companies that we expect will demonstrate improving credit quality over a 12 to 18 month horizon. Specifically, we have reduced our underweight in cyclical industries which performed well during the first half of the year, including paper and energy, and modestly reduced our overweight in cable television and broadcasting.

--------------------------------------------------------------------------------

        High Yield Fund

--------------------------------------------------------------------------------
[LOGO] UBS
       Investment Funds


Total Return
                                                                   12/31/98*
                                                                      to
                                                                    6/30/99
--------------------------------------------------------------------------------
UBS Investment Fund -- High Yield                                      2.61%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index                                  1.76
--------------------------------------------------------------------------------

* Inception date of the UBS Investment Fund -- High Yield.

Total return includes reinvestment of all capital gain and income distributions.


Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- High Yield and the Merrill Lynch High Yield Master Index if you had invested $10,000 on December 31, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


UBS Investment Fund -- High Yield
vs. Merrill Lynch High Yield Master Index
Wealth Value with Dividends Reinvested

[Graph appears here]

$10,261 -- UBS Investment Fund -- High Yield

12/31/98                            10,000
 1/31/99                            10,240
 2/28/99                            10,281
 3/31/99                            10,391
 4/30/99                            10,541
 5/31/99                            10,311
 6/30/99                            10,261

$10,176 -- Merrill Lynch High Yield Master Index

12/31/98                            10,000
 1/31/99                            10,099
 2/28/99                            10,022
 3/31/99                            10,108
 4/30/99                            10,266
 5/31/99                            10,195
 6/30/99                            10,176


Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.


--------------------------------------------------------------------------------
60

                       High Yield Fund


--------------------------------------------------------------------------------
[LOGO]UBS              Industry Diversification
      Investment Funds
                       As a Percent of Net Assets
                       As of June 30, 1999
                       ---------------------------------------------------------

                       U.S. BONDS
                       Corporate Bonds
                         Auto...................................        2.51%
                         Business & Public Service..............        3.29
                         Chemicals..............................        3.23
                         Construction...........................        2.19
                         Consumer...............................        3.59
                         Electronics and Electric Components....        1.10
                         Energy.................................        0.68
                         Financial Services.....................        1.13
                         Food & House Products..................        5.83
                         Health.................................        6.39
                         Industrial.............................        0.41
                         Multi-Industry.........................        0.59
                         Radio Broadcasting.....................        3.75
                         Real Estate............................        0.76
                         Recreation.............................        8.53
                         Retail.................................        4.81
                         Services/Miscellaneous.................       19.24
                         Telecommunications.....................       12.22
                         Television Broadcasting................       13.21
                                                                      ------
                              Total U.S. Corporate Bonds........       93.46

                         International Dollar Bonds.............        1.69
                                                                      ------
                              Total U.S. Bonds..................       95.15

                         SHORT-TERM INVESTMENTS.................        3.39
                                                                      ------
                              TOTAL INVESTMENTS.................       98.54
                         CASH AND OTHER ASSETS,
                           LESS LIABILITIES.....................        1.46
                                                                      ------
                         NET ASSETS.............................      100.00%
                                                                      ======
                       ---------------------------------------------------------

                       Top Ten U.S. Bond Holdings

                       As of June 30, 1999
                                                                      Percent of
                                                                      Net Assets
                       ---------------------------------------------------------
                        1. Phoenix Color Corp.                           1.48%
                        2. Mediacomm LLC.                                1.42
                        3. Mail Well Corp.                               1.32
                        4. Waterford Gaming LLC.                         1.27
                        5. Outdoor Communications, Inc.                  1.27
                        6. Scotts Co.                                    1.26
                        7. Group Maintenance America                     1.26
                        8. Dobson/Sygnet Communications                  1.25
                        9. Eagle Family Foods, Inc.                      1.20
                       10. Cumulus Media, Inc.                           1.20

                       ---------------------------------------------------------
                                                                              61

        High Yield Fund -- Schedule of Investments



June 30, 1999
-------------------------------------------------------------------------------

                                                  Face
                                                 Amount         Value
                                              -----------    ----------
U.S. Bonds -- 95.15%
U.S. Corporate Bonds -- 93.46%
Ackerley Group, Inc. Series B,
  9.000%, due 01/15/09.......................    $675,000      $666,562
Adams Outdoor Advertising,
  10.750%, due 03/15/06......................     550,000       585,750
Allbritton Communications Co., Series B,
  8.875%, due 02/01/08.......................     550,000       529,375
Alliance Laundry Systems, 144A,
  9.625%, due 05/01/08.......................     425,000       389,938
American Plumbing & Mechanic, Inc., 144A,
  11.625%, due 11/15/08......................     650,000       627,250
Aurora Foods, Inc., Series B,
  9.875%, due 02/15/07.......................     700,000       724,500
Avalon Cable Holdings, 144A,
  9.375%, due 12/01/08.......................     600,000       609,750
Bally Total Fitness Corp., Series B,
  9.875%, due 10/15/07.......................     750,000       727,500
BGF Industries, Inc. 144A,
  10.250%, due 01/15/09......................     300,000       273,000
Big City Radio, Inc., (c)
  0.000%, due 03/15/05.......................   1,100,000       781,000
Big Flower Holdings, Inc.,
  8.625%, due 12/01/08.......................     800,000       736,000
Bresnan Communications Group, 144A, (d)
  0.000%, due 02/01/09.......................     500,000       325,000
Budget Group, Inc.,
  9.125%, due 04/01/06.......................     500,000       465,000
Capstar Broadcasting Partners, Inc., (e)
  0.000%, due 02/01/09.......................     500,000       422,500
CB Richard Ellis Services, Inc.,
  8.875%, due 06/01/06.......................     525,000       506,625
Centennial Cellular, 144A,
  10.750%, due 12/15/08......................     750,000       774,375
Century Communications Corp.,
  0.000%, due 01/15/08.......................     425,000       189,125
Century Communications Corp.,
  8.375%, due 11/15/17.......................     300,000       276,375
Collins & Alkman Corp.,
  11.500%, due 04/15/06......................     700,000       703,500
CSC Holdings, Inc.,
  7.625%, due 07/15/18.......................     600,000       555,750
Cumulus Media, Inc.,
  10.375%, due 07/01/08......................     750,000       795,000
Dan River, Inc., Snr-Sub-Nts,
  10.125%, due 12/15/03......................     500,000       510,000
Diamond Triumph Autoglass, Inc., 144A,
  9.250%, due 04/01/08,......................     700,000       679,000
Digital Television Services, Series B,
  12.500%, due 08/01/07......................     550,000       604,312
Dobson Sygnet Communications, Inc.,
  12.250%, due 12/15/08......................     800,000       832,000
Eagle Family Foods, Series B,
  8.750%, due 01/15/08.......................     890,000       796,550
Echostar DBS Corp. 144A,
  9.375%, due 02/01/09.......................     250,000       254,375
Exodus Communications, Inc., 144A,
  11.250%, due 07/01/08......................     500,000       525,000
Exodus Communications, Inc.,
  11.250%, due 07/01/08......................     250,000       262,500
Falcon Holding Group, Series B, (f)
  0.000%, due 04/15/10.......................     750,000       525,000
Fedders North America,
  9.375%, due 08/15/07.......................     500,000       505,000
Federal-Mogul Corp. 144A,
  7.500%, due 01/15/09.......................     500,000       460,813
Florida Panthers Corp.,
  9.875%, due 04/15/09.......................     750,000       701,250
Fox/Liberty Networks, Step,
  0.000%, due 08/15/07.......................     500,000       390,000
Global Imaging Systems, Inc. 144A,
  10.750%, due 02/15/07......................     500,000       490,000
Golden Sky DBS, Inc., 144A, (g)
  0.000%, due 03/01/07.......................     375,000       223,125
Golden Sky Systems, Inc., Series B, (h)
  12.375%, due 08/01/06......................     700,000       784,000
Granite Broadcasting Corp.,
  10.375%, due 05/15/05......................     400,000       404,000
Group Maintenance America Corp., 144A,
  9.750%, due 01/15/09.......................     850,000       834,062
Harvey Casinos Resorts,
  10.625%, due 06/01/06......................     450,000       468,000
Hollinger International Publishing Corp.,
  9.250%, due 02/01/06.......................     750,000       765,937
ICG Holdings, Inc., (i)
  0.000%, due 05/01/06.......................     750,000       585,000
Integrated Electrical Services, Inc., 144A,
  9.375%, due 02/01/09.......................     750,000       738,750
Interep National Radio Sales, Series B,
  10.000%, due 07/01/08......................     650,000       664,625
Intermedia Communications, Series B, (j)
  8.600%, due 06/01/08.......................     250,000       230,000
Intermedia Communications, Inc.,
  Series B, 0.000%, due 07/15/07.............     550,000       391,875
Iron Mountain, Inc.,
  10.125%, due 10/01/06......................     200,000       207,000
Iron Mountain, Inc.,
  8.750%, due 09/30/09.......................     500,000       485,000
Isle of Capri Casinos, Inc., 144A,
  8.750%, due 04/15/09.......................     500,000       468,750
ISP Holdings Inc., Series B,
  9.000%, due 10/15/03.......................     415,000       412,925
J.H. Heafner Co., 144A,
  10.000%, due 05/15/08......................     425,000       422,875
J.H. Heafner Co., Inc.,
  10.000%, due 05/15/08......................     100,000        99,500
JCAC, Inc.,
  10.125%, due 06/15/06......................     450,000       487,688


-------------------------------------------------------------------------------
62

        High Yield Fund -- Schedule of Investments



June 30, 1999
--------------------------------------------------------------------------------

                                                   Face
                                                  Amount        Value
                                              ------------    ---------
Level 3 Communications, Inc., (k)
  0.000%, due 12/01/08.....................    $1,250,000      $768,750
Liberty Group Operating,
  9.375%, due 02/01/08.....................       800,000       752,000
Lifepoint Hospitals Holdings, 144A,
  10.750%, due 05/15/09....................       650,000       661,375
LIN Holdings Corp., Step, (l)
  0.000%, due 03/01/08.....................     1,000,000       660,000
Lyondell Chemical Co.,144A,
  9.875%, due 05/01/07.....................       750,000       766,875
Mail Well Corp.,
  8.750%, due 12/15/08.....................       900,000       873,000
Mediacom LLC., Series B,
  8.500%, due 04/15/08.....................     1,000,000       940,000
Mohegan Tribal Gaming Authority,
  8.750%, due 01/01/09.....................       600,000       594,000
MTS, Inc.,
  9.375%, due 05/01/05.....................       750,000       570,000
NationsRent, Inc.,
  10.375%, due 12/15/08....................       675,000       668,250
NBTY, Inc., Series B,
  8.625%, due 09/15/07.....................       550,000       473,000
New World Pasta Co., 144A,
  9.250%, due 02/15/09.....................       795,000       773,137
Newpark Resources, Inc., Series B,
  8.625%, due 12/15/07.....................       500,000       482,500
Nextel Communications, Inc., (n)
  0.000%, due 02/15/08.....................       250,000       171,250
Nextel Communications, Inc.,
  Step, 144A, (o) 0.000%, due 09/15/07.....       800,000       582,000
Nortek, Inc, 144A,
  8.875%, due 08/01/08.....................       375,000       367,500
Nortex, Inc.,
  9.875%, due 03/01/04.....................       450,000       454,500
NTL Communications Corp., Series B,
  Step, (p) 0.000%, due 10/01/08...........       900,000       614,250
Outdoor Communications, Inc.,
  Snr-Sub-Nts, 9.250%, due 08/15/07........       800,000       842,000
Packaging Corp. of America, 144A,
  9.625%, due 04/01/09.....................       500,000       507,500
Paxson Communications Corp., (b)
  0.000%, due 10/31/06.....................           750       684,375
Pegasus Communications Corp., Series B,
  9.625%, due 10/15/05.....................       750,000       735,000
Pegasus Communications Corp., Series B,
  9.750%, due 12/01/06.....................       150,000       150,000
Supreme International Corp., 144A,
  12.250%, due 04/01/06....................       650,000       656,500
Phoenix Color, Inc.,
  10.375%, due 02/01/09....................     1,000,000       980,000
Pilgrim's Pride Corp., Snr-Sub-Nts,
  10.875%, due 08/01/03....................       200,000       204,000
Premier Parks, Inc., Step, (q)
  0.000%, due 04/01/08.....................     1,100,000       731,500
Protection One Alarm, Inc., (r)
  13.625%, due 06/30/05....................       250,000       279,688
PSINet Inc.,
  11.500%, due 11/01/08....................       700,000       738,500
Quest Diagnostic, 144A,
  9.875%, due 07/01/09.....................       500,000       506,250
Qwest Communications International, Inc.,
  (s) 0.000%, due 10/15/07.................       500,000       390,000
R. H. Donnelly, Inc.,
  9.125%, due 06/01/08.....................       750,000       751,875
Range Resources Corp.,
  8.750%, due 01/15/07.....................       500,000       450,000
Rayovac Corp., Series B,
  10.250%, due 11/01/06....................       500,000       535,000
RCN Corp., Step, (t)
  0.000%, due 10/15/07.....................       450,000       302,625
Revlon Consumer Products,
  8.625%, due 02/01/08.....................       650,000       607,750
Scotts Co., 144A,
  8.625%, due 01/15/09.....................       850,000       837,250
SFX Entertainment, Inc., Series B,
  9.125%, due 02/01/08.....................       800,000       784,000
Simmons Co., 144A,
  10.250%, due 03/15/09....................       700,000       710,500
Sinclair Broadcast Group,
  10.000%, due 09/30/05....................       250,000       255,625
Sinclair Broadcast Group,
  8.750%, due 12/15/07.....................       425,000       412,250
Sleepmaster Corp., 144A,
  11.000%, due 05/15/09....................       650,000       661,375
Speedway Motorsports, Inc.,
  8.500%, due 08/15/07.....................       600,000       606,000
Speedway Motorsports, Inc., 144A,
  8.500%, due 08/15/07.....................       250,000       252,500
T/SF Communications Corp., Series B,
  10.375%, due 11/01/07....................       550,000       550,000
Telecorp PCS Inc., 144A, (u)
  0.000%, due 04/15/09.....................       500,000       276,250
TeleWest Communications PLC,144A,
  0.000%, due 04/15/09.....................       500,000       333,125
Tenet Healthcare Corp.,
  8.625%, due 01/15/07.....................       750,000       738,750
Trans-Resources, Inc., Series B, (v)
  0.000%, due 03/15/08.....................       650,000       328,250
TransWestern Publishing Co.,
  9.625%, due 11/15/07.....................       625,000       614,844

--------------------------------------------------------------------------------

        High Yield Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------

                                                   Face
                                                  Amount       Value
                                               ----------   -----------
Triton PCS, Inc., (w)
  0.000%, due 05/01/08.......................  $1,000,000   $   642,500
Twin Labs, Inc.,
  10.250%, due 05/15/06......................     500,000       525,000
Unisys Corp.,
  11.750%, due 10/15/04......................     450,000       499,500
United Artists Theatre Circuit, Inc.,
  Series B, 9.750%, due 04/15/08.............     150,000       106,500
United Artists Theatre Circuit, Inc.,
  Series B, Snr-Sub-Nts, 9.375%,
  due 10/15/07...............................     125,000        98,750
United Industries Corp., 144A,
  9.875%, due 04/01/09.......................     700,000       637,000
United Rentals, Inc., Series B,
  9.500%, due 06/01/08.......................     625,000       628,125
United Rentals, Inc., Series B,
  9.250%, due 01/15/09.......................     250,000       246,250
Verio Inc.,
  13.500%, due 06/15/04......................     550,000       616,000
Waterford Gaming, 144A,
  9.500%, due 03/15/10.......................     850,000       843,625
Wesco Distribution, Inc., Series B,
  9.125%, due 06/01/08.......................     250,000       241,875
Young Broadcasting, Inc., Series B,
  8.750%, due 06/15/07.......................     475,000       460,750
                                                            -----------
                                                             62,004,331
                                                            -----------

International Dollar Bonds -- 1.69%
Energis plc, Series 144A,
  9.750%, due 06/15/09.......................     250,000       253,125
Imax, Corp.,
  7.875%, due 12/01/05.......................     500,000       470,625
Microcell Telecommunications, Inc.,
  Series B, (m) 0.000%, due 06/01/06.........     490,000       395,675
                                                            -----------
                                                              1,119,425
                                                            -----------
Total U.S. Bonds (Cost $65,268,225)..........                63,123,756
                                                            -----------

                                                 Shares
                                              ------------
Short-Term Investments -- 3.39%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund,
  (Cost $2,246,149)..........................   2,246,149     2,246,149
                                                            -----------
Total Investments
  (Cost $67,514,374) -- 98.54% (a)...........                65,369,905
                                                            -----------
Cash and other assets,
  less liabilities -- 1.46%..................                   967,242
                                                            -----------
Net Assets -- 100%...........................               $66,337,147
                                                            ===========


NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purpose was $67,514,374; and net unrealized depreciation consisted of:

        Gross unrealized appreciation.......    $   239,974
        Gross unrealized depreciation.......     (2,384,443)
                                                -----------
        Net unrealized depreciation.........    $(2,144,469)
                                                ===========
(b)  Non-income producing security
(c)  Interest rate 0.000% until 03/15/01, then 11.125% to maturity
(d)  Interest rate 0.000% until 02/01/04, then 9.25% to maturity
(e)  Interest rate 0.000% until 02/01/02, then 12.750% to maturity
(f)  Interest rate 0.000% until 04/15/03, then 9.285% to maturity
(g)  Interest rate 0.000% until 03/01/04, then 13.50% to maturity
(h)  Interest rate 12.875% until 03/22/99, then 12.375% to maturity
(i)  Interest rate 0.000% until 05/01/01, then 12.50% to maturity
(j)  Interest rate 0.000% until 07/15/02, then 11.250% to maturity
(k)  Interest rate 0.000% until 12/01/03, then 10.50% to maturity
(l)  Interest rate 0.000% until 03/01/03, then 10.00% to maturity
(m)  Interest rate 0.000% until 12/01/01, then 14.00% to maturity
(n)  Interest rate 0.000% until 10/01/03, then 12.375% to maturity
(o)  Interest rate 0.000% until 10/15/02, then 11.125% to maturity
(p)  Interest rate 0.000% until 10/01/03, then 12.375% to maturity
(q)  Interest rate 0.000% until 04/01/03, then 10.000% to maturity
(r)  Interest rate 0.000% until 06/30/98, then 13.625% to maturity
(s)  Interest rate 0.000% until 10/15/02, then 9.47% to maturity
(t)  Interest rate 0.000% until 10/15/02, then 11.125% to maturity
(u)  Interest rate 0.000% until 04/15/01, then 11.625% to maturity
(v)  Interest rate 0.000% until 03/15/08, then 12.00% to maturity
(w)  Interest rate 0.000% until 05/01/03, then 11.00% to maturity

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $17,139,950 or 25.84% of net assets.




                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
64

                     High Yield Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
  Investments, at value:
    Unaffiliated issuers (Cost $65,268,225).....................    $63,123,756
    Affiliated issuers (Cost $2,246,149)........................      2,246,149
  Cash..........................................................            170
  Receivables:
    Investment securities sold..................................         77,562
    Interest....................................................      1,328,077
    Fund shares sold............................................        496,649
  Other assets..................................................         18,638
                                                                    -----------
      Total Assets..............................................     67,291,001
                                                                    -----------
LIABILITIES:
  Payables:
    Fund shares redeemed........................................          5,281
    Investment securities purchased.............................        893,623
    Investment advisory fees....................................          8,858
    Accrued expenses............................................         46,092
                                                                    -----------
      TOTAL LIABILITIES.........................................        953,854
                                                                    -----------
NET ASSETS......................................................    $66,337,147
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid in capital...............................................    $67,513,756
  Accumulated undistributed net investment income...............        611,744
  Accumulated net realized gain.................................        356,116
  Net unrealized depreciation...................................     (2,144,469)
                                                                     ----------
NET ASSETS......................................................    $66,337,147
                                                                    ===========
OFFERING PRICE PER SHARE:
  Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $60,043,677 and 6,029,168 shares
   issued and outstanding)......................................    $      9.96
                                                                    ===========
Brinson Class N:
  Net asset value, offering price and redemption price per share
    (Based on net assets of $1,025 and 103 shares issued
     and outstanding)...........................................    $      9.95
                                                                    ===========
UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share
    (Based on net assets of $6,292,445 and 632,435 shares
    issued and outstanding).....................................    $      9.95
                                                                    ===========


                See accompanying notes to financial statements.

================================================================================
                                                                              65

                     High Yield Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999

INVESTMENT INCOME:
  Interest........................................................   $2,705,081
                                                                     ----------
     TOTAL INCOME.................................................    2,705,081
                                                                     ----------
EXPENSES:
  Advisory........................................................      173,302
  Professional....................................................       27,506
  Registration....................................................       22,303
  Distribution....................................................       15,676
  Other...........................................................       15,372
                                                                     ----------
     TOTAL EXPENSES...............................................      254,159
     Expenses waived by Advisor...................................      (36,263)
                                                                     ----------
     NET EXPENSES.................................................      217,896
                                                                     ----------
     NET INVESTMENT INCOME........................................    2,487,185
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments................................      420,129
  Change in net unrealized appreciation or depreciation...........   (1,916,114)
                                                                     ----------
  Net realized and unrealized loss................................   (1,495,985)
                                                                     ----------
  Net increase in net assets resulting from operations............   $  991,200
                                                                     ==========



                See accompanying notes to financial statements.


================================================================================
66

                     High Yield Fund -- Financial Statements


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              Period Ended         Year Ended
                                                                                             June 30, 1999      December 31, 1998
                                                                                            ---------------    ------------------
OPERATIONS:
  Net investment income...................................................................    $ 2,487,185          $ 1,385,364
  Net realized gain.......................................................................        420,129              261,744
  Change in net unrealized appreciation or depreciation...................................     (1,916,114)            (260,233)
                                                                                              -----------          -----------
  Net increase in net assets resulting from operations....................................        991,200            1,386,875
                                                                                              -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income:
    Brinson Class I.......................................................................     (1,845,754)          (1,395,944)
    Brinson Class N.......................................................................            (30)                  --
    UBS Investment Funds Class............................................................       (167,575)                  --
  Distributions from net realized gain:
    Brinson Class I.......................................................................             --             (196,916)
                                                                                              -----------          -----------
  Total distributions to shareholders.....................................................     (2,013,359)          (1,592,860)
                                                                                              -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................................     52,695,849           29,258,184
  Shares issued on reinvestment of distributions..........................................      1,797,826            1,381,731
  Shares redeemed.........................................................................    (22,036,291)          (3,393,269)
                                                                                              -----------          -----------
  Net increase in net assets resulting from capital share transactions....................     32,457,384           27,246,646
                                                                                              -----------          -----------
        TOTAL INCREASE IN NET ASSETS......................................................     31,435,225           27,040,661
                                                                                              -----------          -----------
NET ASSETS:
  Beginning of period.....................................................................     34,901,922            7,861,261
                                                                                              -----------          -----------
  End of period (including accumulated undistributed net investment
    income of $611,744 and $0, respectively)..............................................    $66,337,147          $34,901,922
                                                                                              ===========          ===========




                See accompanying notes to financial statements.

================================================================================

                     High Yield Fund -- Financial Highlights


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                  Period Ended
UBS Investment Funds Class                                       June 30, 1999*
--------------------------------------------------------------------------------
Net asset value, beginning of period...........................    $ 9.98
                                                                   ------
  Income from investment operations:
    Net investment income......................................      0.41**
    Net realized and unrealized loss...........................     (0.15)
                                                                   ------
        Total income from investment operations................      0.26
                                                                   ------
  Less distributions:
    Distributions from net investment income...................     (0.29)
                                                                   ------
        Total distributions....................................     (0.29)
                                                                   ------
Net asset value, end of period.................................    $ 9.95
                                                                   ------
Total return (non-annualized)..................................      2.61%

Ratios/Supplemental data:
  Net assets, end of period (in 000s)..........................    $6,292

  Ratio of expenses to average net assets:
    Before expense reimbursement...............................      1.68%***
    After expense reimbursement................................      1.55%***
  Ratio of net investment income to average net assets:
    Before expense reimbursement...............................      7.69%***
    After expense reimbursement................................      7.82%***
  Portfolio turnover rate......................................        77%

    * Commencement of UBS Investment Funds Class was December 31, 1998.
   ** The net investment income per share data was determined by using average shares outstanding throughout the period.
  *** Annualized




                See accompanying notes to financial statements.


================================================================================
68

                     The UBS Investment Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global
(Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBS Investment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the Brinson Class I and the Brinson Class N are presented separately.

Prior to December 19, 1998, the U.S. Large Capitalization Growth Fund (formerly, UBS Large Cap Growth Fund), U.S. Small Capitalization Growth Fund (formerly,
UBS Small Cap Fund), High Yield Fund (formerly, UBS High Yield Bond Fund), UBS Value Equity Fund and UBS Bond Fund sought to achieve their investment objectives by investing substantially all of their investable assets in a corresponding portfolio of UBS Investor Portfolios Trust (each a "Portfolio" and collectively, the "Portfolios"), an open-end management investment company that had the same investment objective. On October 20, 1998, the Board of Directors approved a tax-free plan of reorganization (the "Reorganization").


Pursuant to the Reorganization, the net assets of the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund were withdrawn from their corresponding Portfolio and thereafter each began to operate, under its new name, as a separate Fund in the Trust.

In addition, pursuant to the Reorganization, the net assets of the UBS Value Equity Fund and UBS Bond Fund were withdrawn from their corresponding Portfolio and acquired by the U.S. Equity Fund and U.S. Bond Fund, respectively, in a tax-free exchange solely for Brinson Class I shares of each Fund. The UBS Value Equity Fund and UBS Bond Fund were then dissolved. Shares issued in exchange, net asset value and corresponding net unrealized appreciation at December 18, 1998, were as follows:

                                                                        Net
                                                         Net         Unrealized
Fund                                     Shares      Asset Value    Appreciation
----                                    ---------    -----------    ------------
UBS Value Equity Fund.................  1,233,797    $23,269,419      $774,047
UBS Bond Fund.........................  1,429,121     15,177,263        27,192

The aggregate net assets of the U.S. Equity Fund and U.S. Bond Fund immediately before the mergers were $729,679,727 and $80,523,890, respectively.

The following is a summary of significant accounting policies consistently followed by the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund in the preparation of their financial statements. The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund have each changed its fiscal year-end from December 31 to June 30.

A. Investment Valuation: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Equity securities traded over-the-counter are valued at the most recent bid price. Securities for which the most recent bid price or market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. Investment Transactions: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

--------------------------------------------------------------------------------

                     The UBS Investment Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

C. Investment Income: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Federal Income Taxes: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30, 1999, therefore, no federal income tax provision was required.

E. Distributions to Shareholders: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 10.26%, 44.82%, 34.64%, and 0.49% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, and U.S. Bond Fund, respectively. At June 30, 1999, the U.S. Small Capitalization Growth Fund had a capital loss carry forward for Federal income tax purposes of approximately $4,242,000 available to offset future net capital gains, of which $1,768,000 expires on December 31, 2006 and $2,474,000 expires on June 30, 2007.

F. Income and Expense Allocations: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

G. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 1999, were as follows:

                                                                                            UBS Investment
                                         Advisory    Brinson Class I     Brinson Class N      Funds Class      Advisory      Fees
                                            Fee        Expense Cap         Expense Cap        Expense Cap        Fees       Waived
                                         --------    ---------------     ---------------    --------------   ----------    -------
U.S. Balanced Fund.....................    0.70%          0.80%               1.05%             1.30%        $  347,297    $79,286
U.S. Equity Fund.......................    0.70           0.80                1.05              1.32          5,047,492         --
U.S. Large Capitalization Equity Fund..    0.70           0.80                1.05              1.32            137,200     97,158
U.S. Bond Fund.........................    0.50           0.60                0.85              1.07            418,445     11,372

Investment advisory fees and other transactions for the period ended June 30, 1999, were as follows:

                                                                                            UBS Investment                Fee Waived
                                         Advisory    Brinson Class I     Brinson Class N      Funds Class      Advisory     and/or
                                            Fee        Expense Cap         Expense Cap        Expense Cap        Fees     Reimbursed
                                         --------    ---------------     ---------------    --------------   ----------   ----------
U.S. Large Capitalization Growth Fund..    0.70%          0.80%               1.05%             1.57%        $  18,582     $ 42,136
U.S. Small Capitalization Growth Fund..    1.00           1.15                1.40              1.92           148,873       25,786
High Yield Fund........................    0.60           0.70                0.95              1.55           173,302       36,263

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $7,665, $6,205, $3,665 and $4,015 for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, respectively. For the six months ended June 30, 1999, Trustees' fees paid to unaffiliated trustees were $1,955, $1,877 and $1,949 for the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund, respectively.

================================================================================
70

                       THE UBS INVESTMENT FUNDS -- NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The following Funds invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at June 30, 1999 and for the period then ended, were as follows:

                                                                                                                    % of
                                                                        Sales          Interest                      Net
Fund                                                  Purchases        Proceeds         Income         Value       Assets
----                                                -------------    ------------      --------    ------------   --------
U.S. Balanced Fund................................  $  12,954,575    $ 12,718,496      $ 24,984    $    236,079      0.60%
U.S. Equity Fund..................................    149,752,656     112,067,672       496,321      37,684,984      4.77
U.S. Large Capitalization Equity Fund.............     17,583,562      16,050,557        33,979       1,533,005      5.80
U.S. Large Capitalization Growth Fund.............      3,645,460       3,777,151         7,359              --        --
U.S. Small Capitalization Growth Fund.............     26,063,602      24,888,256        47,338       2,134,217      5.95
U.S. Bond Fund....................................    110,752,960     105,248,583       190,546       5,504,377      5.61
High Yield Fund...................................     49,314,348      48,413,642        84,390       2,246,149      3.39

3.   INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                                                                     Proceeds
                                                                                                 Purchases         From Sales
                                                                                              --------------     --------------
U.S. Balanced Fund........................................................................    $   52,357,150     $   87,129,265
U.S. Equity Fund..........................................................................       344,235,845        337,180,719
U.S. Large Capitalization Equity Fund.....................................................        23,604,030         16,716,289
U.S. Bond Fund............................................................................       252,784,699        204,053,072

Investment transactions for the period ended June 30, 1999, excluding short-term investments, were as follows:

                                                                                                                    Proceeds
                                                                                                 Purchases         From Sales
                                                                                              --------------     --------------
U.S. Large Capitalization Growth Fund.....................................................    $    5,470,029     $    2,638,632
U.S. Small Capitalization Growth Fund.....................................................        29,120,655         19,843,223
High Yield Fund...........................................................................        72,095,801         41,178,328

4.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

5.   DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBS Investment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBS Investment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of each of the Funds. Annual fees under the UBS Investment Funds Plan, which include a 0.25% service fee, total 0.50%, 0.52%, 0.52%, 0.77%, 0.77%, 0.47%, and 0.85% of the average daily net assets of the UBS Investment Funds Class of the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund, respectively.


================================================================================

                       The UBS Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

6.   LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated based on the Federal Funds rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the period ended June 30, 1999, the Funds had no borrowings under the agreement.

7.   CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                                                                           U.S. Balanced Fund
                                                                       ---------------------------------------------------------
                                                                               Year Ended                       Year Ended
                                                                             June 30, 1999                    June 30, 1998
                                                                       ------------------------        --------------------------
                                                                         Shares        Value             Shares          Value
                                                                       ---------    -----------        ---------     ------------
Sales:
     Brinson Class I..............................................     1,174,303    $12,704,822        4,720,912     $ 58,173,143
     Brinson Class N..............................................         1,652         15,306               --               --
     UBS Investment Funds Class...................................       135,474      1,464,212           49,659          624,713
                                                                       ---------    -----------        ---------     ------------
               Total Sales........................................     1,311,429    $14,184,340        4,770,571     $ 58,797,856
                                                                       =========    ===========        =========     ============

Dividend Reinvestment:
     Brinson Class I..............................................     1,235,079    $11,512,192        2,662,862     $ 31,359,575
     Brinson Class N..............................................            33            311               11              136
     UBS Investment Funds Class...................................        56,474        523,561           14,933          175,706
                                                                       ---------    -----------        ---------     ------------
               Total Dividend Reinvestment........................     1,291,586    $12,036,064        2,677,806     $ 31,535,417
                                                                       =========    ===========        =========     ============

Redemptions:
     Brinson Class I..............................................     4,977,791    $56,107,946       23,388,425     $293,534,522
     Brinson Class N..............................................         1,641         15,210               --               --
     UBS Investment Funds Class...................................       154,266      1,558,776           42,682          540,673
                                                                       ---------    -----------       ----------     ------------
               Total Redemptions..................................     5,133,698    $57,681,932       23,431,107     $294,075,195
                                                                       =========    ===========       ==========     ============

================================================================================
72

          The UBS Investment Funds -- Notes To Financial Statements


--------------------------------------------------------------------------------

                                                     U.S. Equity Fund
                                  -----------------------------------------------------
                                         Year Ended                  Year Ended
                                        June 30, 1999               June 30, 1998
                                  -------------------------   -------------------------
                                    Shares        Value         Shares        Value
                                  ----------   ------------   ----------   ------------
Sales:
  Brinson Class I*............... 14,157,093   $272,587,287   16,875,765   $314,205,812
  Brinson Class N................    417,980      8,022,220       13,398        269,368
  UBS Investment Funds Class.....  1,317,474     26,390,598    1,697,355     31,606,780
                                  ----------   ------------   ----------   ------------
    Total Sales.................. 15,892,547   $307,000,105   18,586,518   $346,081,960
                                  ==========   ============   ==========   ============
Dividend Reinvestment:
  Brinson Class I................  2,164,601   $ 40,726,871    1,861,660   $ 32,092,717
  Brinson Class N................     12,904        239,980           47            896
  UBS Investment Funds Class.....     89,839      1,678,518      110,158      1,887,716
                                  ----------   ------------   ----------   ------------
    Total Dividend Reinvestment..  2,267,344   $ 42,645,369    1,971,865   $ 33,981,329
                                  ==========   ============   ==========   ============
Redemptions:
  Brinson Class I................ 13,543,224   $265,910,621    7,470,182   $144,565,891
  Brinson Class N................     90,831      1,768,705            5            100
  UBS Investment Funds Class.....    950,265     18,175,221    1,023,014     19,298,428
                                  ----------   ------------   ----------   ------------
    Total Redemptions............ 14,584,320   $285,854,547    8,493,201   $163,864,419
                                  ==========   ============   ==========   ============

*Includes shares issued in connection with the acquisition of the UBS Value
 Equity Fund.

                                          U.S. Large Capitalization Equity Fund
                                  -----------------------------------------------------
                                         Year Ended                 Period Ended
                                        June 30, 1999              June 30, 1998**
                                  -------------------------   -------------------------
                                    Shares        Value         Shares        Value
                                  ----------   ------------   ----------   ------------
Sales:
  Brinson Class I................  2,384,176   $ 24,164,112       16,662   $    163,328
  Brinson Class N................     61,091        684,700    1,688,092     16,758,163
  UBS Investment Funds Class.....        427          4,617          104          1,000
                                  ----------   ------------   ----------   ------------
    Total Sales..................  2,445,694   $ 24,853,429    1,704,858   $ 16,922,491
                                  ==========   ============   ==========   ============
Dividend Reinvestment:
  Brinson Class I................      7,506   $     77,433           18   $        168
  Brinson Class N................      7,094         69,880        2,204         20,606
  UBS Investment Funds Class.....          1             11           --              1
                                  ----------   ------------   ----------   ------------
    Total Dividend Reinvestment..     14,601   $    147,324        2,222   $     20,775
                                  ==========   ============   ==========   ============
Redemptions:
  Brinson Class I................    370,824   $  3,862,037        1,015   $      9,875
  Brinson Class N................  1,369,240     13,638,399       51,661        509,678
  UBS Investment Funds Class.....         --             --           --             --
                                  ----------   ------------   ----------   ------------
    Total Redemptions............  1,740,064   $ 17,500,436       52,676   $    519,553
                                  ==========   ============   ==========   ============

**The Fund commenced operations on April 6, 1998.

--------------------------------------------------------------------------------
                                                                              73

                     The UBS Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

                                                   U.S. Large Capitalization Growth Fund
                                            ----------------------------------------------------
                                                   Year Ended                 Year Ended
                                                 June 30, 1999             December 31, 1998
                                            ------------------------    ------------------------
                                              Shares        Value         Shares        Value
                                            ---------    -----------    ---------    -----------
Sales:
   Brinson Class I*........................    35,111    $   451,776      349,475    $ 4,971,380
   Brinson Class N.........................        --             --           84          1,000
   UBS Investment Funds Class..............   372,727      4,781,902           84          1,000
                                            ---------    -----------    ---------    -----------
       Total Sales.........................   407,838    $ 5,233,678      349,643    $ 4,973,380
                                            =========    ===========    =========    ===========
Dividend Reinvestment:
   Brinson Class I.........................        --             --       15,430    $   170,881
   Brinson Class N.........................        --             --           --             --
   UBS Investment Funds Class..............        --             --           --             --
                                            ---------    -----------    ---------    -----------
       Total Dividend Reinvestment.........        --    $        --       15,430    $   170,881
                                            =========    ===========    =========    ===========
Redemptions:
   Brinson Class I.........................   173,449    $ 2,143,629       56,390    $ 5,974,601
   Brinson Class N.........................        --             --           --             --
   UBS Investment Funds Class..............     1,853         26,217           --             --
                                            ---------    -----------    ---------    -----------
       Total Redemptions...................   175,302    $ 2,169,846       56,390    $ 5,974,601
                                            =========    ===========    =========    ===========

*Includes 298,108 shares issued in 10 for 1 share split.

                                                   U.S. Small Capitalization Growth Fund
                                            ----------------------------------------------------
                                                   Year Ended                 Year Ended
                                                 June 30, 1999             December 31, 1998
                                            ------------------------    ------------------------
                                              Shares        Value         Shares        Value
                                            ---------    -----------    ---------    -----------
Sales:
   Brinson Class I**......................  2,641,837    $22,702,120    2,571,818    $18,350,730
   Brinson Class N........................         --             --          114          1,000
   UBS Investment Funds Class.............     99,579        858,153          114          1,000
                                           ----------    -----------    ---------    -----------
       Total Sales........................  2,741,416    $23,560,273    2,572,046    $18,352,730
                                           ==========    ===========    =========    ===========
Dividend Reinvestment:
   Brinson Class I........................         --             --          132    $     9,859
   Brinson Class N........................         --             --           --             --
   UBS Investment Funds Class.............         --             --           --             --
                                            ---------    -----------    ---------    -----------
       Total Dividend Reinvestment........         --    $        --          132    $     9,859
                                            =========    ===========    =========    ===========
Redemptions:
   Brinson Class I........................  1,375,470    $11,346,801      128,744    $ 6,727,395
   Brinson Class N........................         --             --           --             --
   UBS Investment Funds Class.............     29,703        240,000           --             --
                                            ---------    -----------    ---------    -----------
       Total Redemptions..................  1,405,173    $11,586,801      128,744    $ 6,727,395
                                            =========   ============    =========    ===========

**Includes 2,227,053 shares issued in 10 for 1 share split.


================================================================================
74

                       The UBS Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

                                                                                                 U.S. Bond Fund
                                                                               ----------------------------------------------------
                                                                                     Year Ended                  Year Ended
                                                                                    June 30, 1999               June 30, 1998
                                                                               -------------------------    -----------------------
                                                                                 Shares        Value         Shares        Value
                                                                               ----------   ------------    ---------   -----------
Sales:
     Brinson Class I*.....................................................     15,463,879   $165,316,122    1,926,960   $20,378,131
     Brinson Class N......................................................          2,379         25,964           --            --
     UBS Investment Funds Class...........................................        582,475      6,222,123      134,362     1,416,847
                                                                               ----------   ------------    ---------   -----------
               Total Sales................................................     16,048,733   $171,564,209    2,061,322   $21,794,978
                                                                               ==========   ============    =========   ===========

Dividend Reinvestment:
     Brinson Class I......................................................        386,462   $  4,042,561      107,565   $ 1,114,591
     Brinson Class N......................................................              6             62            6            68
     UBS Investment Funds Class...........................................         22,041        229,364        5,825        60,235
                                                                               ----------   ------------    ---------   -----------
               Total Dividend Reinvestment................................        408,509   $  4,271,987      113,396   $ 1,174,894
                                                                               ==========   ============    =========   ===========

Redemptions:
     Brinson Class I......................................................     10,568,875   $112,692,202      549,381   $ 5,780,080
     Brinson Class N......................................................          2,379         25,905           --            --
     UBS Investment Funds Class...........................................        248,522      2,612,918       45,413       475,640
                                                                               ----------   ------------    ---------   -----------
               Total Redemptions..........................................     10,819,776   $115,331,025      594,794   $ 6,255,720
                                                                               ==========   ============    =========   ===========

*Includes shares issued in connection with the acquisition of the UBS Bond Fund.

                                                                                                    High Yield Fund
                                                                               ----------------------------------------------------
                                                                                      Year Ended                 Year Ended
                                                                                    June 30, 1999             December 31, 1998
                                                                               -----------------------    -------------------------
                                                                                 Shares       Value         Shares         Value
                                                                               ---------   -----------    ---------     -----------
Sales:
     Brinson Class I**....................................................     4,509,034   $46,327,741    3,412,082     $29,256,184
     Brinson Class N......................................................            --            --          100           1,000
     UBS Investment Funds Class...........................................       620,093     6,368,108          100           1,000
                                                                               ---------   -----------    ---------     -----------
               Total Sales................................................     5,129,127   $52,695,849    3,412,282     $29,258,184
                                                                               =========   ===========    =========     ===========

Dividend Reinvestment:
     Brinson Class I......................................................       166,520   $ 1,658,538       47,240     $ 1,381,731
     Brinson Class N......................................................             3            30           --              --
     UBS Investment Funds Class...........................................        13,996       139,258           --              --
                                                                               ---------   -----------    ---------     -----------
               Total Dividend Reinvestment................................       180,519   $ 1,797,826       47,240     $ 1,381,731
                                                                               =========   ===========    =========     ===========
Redemptions:
     Brinson Class I......................................................     2,144,630   $22,018,291       39,259     $ 3,393,269
     Brinson Class N......................................................            --            --           --              --
     UBS Investment Funds Class...........................................         1,754        18,000           --              --
                                                                               ---------   -----------    ---------     -----------
                Total Redemptions.........................................     2,146,384   $22,036,291       39,259     $ 3,393,269
                                                                               =========   ===========    =========     ===========


**Includes 2,898,051 shares issued in 10 for 1 share split.

================================================================================

                     Report of Independent Auditors

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Brinson Funds --
  U.S. Balanced Fund
  U.S. Equity Fund
  U.S. Large Capitalization Equity Fund
  U.S. Large Capitalization Growth Fund
  U.S. Small Capitalization Growth Fund
  U.S. Bond Fund
  High Yield Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds -- U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund as of June 30, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund for the period ended December 31, 1997, were audited by other auditors whose report dated February 17, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds -- U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund at June 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP


Chicago, Illinois
August 11, 1999


================================================================================
76

                               Distributed by:
                           Funds Distributor, Inc.
                               60 State Street
                               Boston, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.


================================================================================

[LOGO FOR UBS INVESTMENT FUNDS APPEARS HERE]

P.O. Box 2798, Boston, Massachusetts 02208-9915 . (800) 794-7753

[UBS LOGO APPEARS HERE]




                                  Global Fund
                              Global Equity Fund
                               Global Bond Fund

                                 Annual Report

                                 June 30, 1999

  Trustees and Officers
--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]


  Trustees

  Walter E. Auch

  Frank K. Reilly, CFA

  Edward M. Roob

  Officers

  Frank K. Reilly, CFA
  Chairman of the Board

  E. Thomas McFarlan
  President

  Thomas J. Digenan, CFA, CPA
  Vice President

  Debra L. Nichols
  Vice President

  Carolyn M. Burke, CPA
  Secretary and Treasurer

  David E. Floyd, CPA
  Assistant Secretary

  Mark F. Kemper
  Assistant Secretary

================================================================================

                 The Funds' Advisor -- Brinson Partners, Inc.

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

  Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

  Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

  Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios--balancing considerations for both risk and return.


  Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBS AG.

================================================================================
2

                               Table of Contents

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

  Shareholder Letter..........................................................................   4

  Global Economic and Market Highlights.......................................................   5

  Global Fund.................................................................................   6

      Schedule of Investments.................................................................  10

      Financial Statements....................................................................  17

      Financial Highlights....................................................................  21

  Global Equity Fund..........................................................................  22

      Schedule of Investments.................................................................  26

      Financial Statements....................................................................  30

      Financial Highlights....................................................................  33

  Global Bond Fund............................................................................  34

      Schedule of Investments.................................................................  37

      Financial Statements....................................................................  40

      Financial Highlights....................................................................  43

  The Brinson Funds--Notes to Financial Statements............................................  44

  Report of Independent Auditors..............................................................  49

================================================================================

                              Shareholder Letter
--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

  July 26, 1999

  Dear Shareholder:

  We are pleased to present the Annual Report for the UBS Investment Funds covering the year ended June 30, 1999. This report focuses on the current global economic outlook as well as our current strategies and performance updates for our three Global Funds: Global Fund, Global Equity Fund and Global Bond Fund.

  We would also like to take this opportunity to discuss a new theme that we will call, "The Industrial Evolution." Accelerating globalization of business enterprise and integration of capital markets is altering the equity investment environment. In prior decades, equity investing typically focused on a collection of separate country-defined markets with foreign countries considered as diversifying alternatives to an investor's domestic equity market. Within this framework, individuals and advisors typically structured their equity portfolios into separate domestic and foreign allocations. Today, investors confront a global equity market in which the country-level distinction is but one of several important determinants on equity returns. The home country of a company is declining in relative importance, and the industry classification is becoming increasingly important. Consequently, relative comparisons of stock prices within global industries should become a more prominent feature of active portfolio management. As such, individuals will likely reconsider the separation of their equity portfolios into domestic and foreign components.

  Today, an allocation to Global Equity is likely to lead to a more efficient portfolio, maximizing the return/risk relationship, than separate allocation to domestic and foreign equities. We believe the UBS Investment Funds provide you with optimal access to the global capital markets and desirable configurations of global assets.

  The Global Fund, the Global Equity Fund and the Global Bond Fund are all actively managed funds that provide integrated asset management across and within security markets. Each of our Funds employ the same value-oriented investment philosophy applied across the global spectrum. Each Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles.

  Our independent team investment approach allows for rapid responses to market changes, while providing each investor with the benefit of our talent and the flexibility to deliver portfolios that produce returns appropriate to a client's risk tolerance. The reports that follow highlight the investment characteristics and the performance of the respective Funds.

  We very much appreciate your continued trust and the confidence you have placed in the UBS Investment Funds, and look forward to a long lasting, quality relationship.

  Sincerely,


  /s/ Hanspeter A. Walder                    /s/ Raymond Simon

  Hanspeter A. Walder                        Raymond Simon
  Executive Director                         Managing Director
  Private Banking                            Private Banking

================================================================================
4

  Global Economic and Market Highlights

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

  Thanks to a weaker euro and better prospects for the world economy, growth in Euroland is picking up steam after having experienced a slowdown in the first half of 1999. Business confidence is supported by ever stronger commitments of the European governments to implement structural reforms. This should eventually create a better environment for the labor market, boost employment and lift consumers' confidence. Due to divergence of inflation and GDP growth rates, the ECB is still facing a very heterogeneous situation, ranging from above average growth and below average inflation (as in France) to below average growth and above average inflation (as in Italy). No signs of strain have emerged from this situation so far.

  In Japan, first quarter growth (at 7.9% QI/99 over QIV/98 annualized rate) caught market attention. The positive expectations shared by many market participants depend heavily on the government's massive injection of public funds rather than on increased productivity resulting from structural reforms undertaken in the private sector. Only the latter would allow the Japanese economy to move toward a sustainable long-term growth path. The Bank of Japan continues its policy of zero overnight call rates, which it sees as an alternative for full-fledged money supply targeting.

  Growing current account imbalances are emerging. A healthy American economy is attracting capital from all over the world, but at the same time private savings are falling in the U.S. (and this is only partly compensated by higher public savings). The result is a widening current account deficit. With growth picking up in the rest of the world, capital flows are likely to be rerouted. This should alleviate the current account problem and weaken the USD.

Global Environment

                                                           6 months  1 year    3 years  7/31/95*
Major Markets                                               ended     ended     ended     to
Total Return in U.S. Dollars                               6/30/99   6/30/99   6/30/99  6/30/99
------------------------------------------------------------------------------------------------
U.S. Equity                                                 11.87%    19.59%    25.84%    25.26%
Global (Ex-U.S.) Equities (currency unhedged)                4.34      7.18      8.90      8.64
Global (Ex-U.S.) Equities (currency hedged)                 14.26      9.72     16.34     18.18
U.S. Bonds                                                  -1.39      3.12      7.24      6.87
Global (Ex-U.S.) Bonds (currency unhedged)                  -9.12      4.86      2.62      1.43
Global (Ex-U.S.) Bonds (currency hedged)                     1.20      7.06     10.62     10.76
U.S. Cash Equivalents                                        2.46      5.32      5.57      5.62
------------------------------------------------------------------------------------------------

                                                           6 months  1 year    3 years  7/31/95*
Major Currencies                                            ended     ended     ended     to
Percent Change Relative to U.S. Dollars                    6/30/99   6/30/99   6/30/99  6/30/99
------------------------------------------------------------------------------------------------
Yen                                                         -6.81%    14.66%    -3.23%    -7.81%
Pound                                                       -5.26     -5.53      0.48     -0.38
Euro**                                                     -12.18     -4.83     -7.07     -7.79
Canadian Dollar                                              3.78     -0.64     -2.65     -1.91
------------------------------------------------------------------------------------------------

* Inception date of the UBS Investment Fund -- Global
**Deutschemark prior to 1/1/99

All total returns in excess of 1 year are average annualized returns.

================================================================================

Global Fund

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]


The Global Fund provides investors with a single investment vehicle for comprehensive diversification across global markets and asset classes. It is a long-term, value-driven investment option designed to maximize total U.S. dollar return without assuming unnecessary risk. Its benchmark is the Global Securities Markets Mutual Fund Index.

In selecting securities for the Global Fund, we seek out price/value discrepancies across capital markets at the asset class, country and currency levels, and within capital markets through sector, sub-sector and individual security selection. The Fund is monitored on an ongoing basis, and rebalanced with both risk and return considerations in mind. Our value estimates and investment decisions are based on comprehensive analysis of forward-looking investment fundamentals, drawing on the collective judgment of our global investment teams.

Since its inception on July 31, 1995, the UBSInvestment Fund -- Global has produced an annualized return of 10.83%, compared to the 14.35% return of its benchmark. This performance record was achieved with significantly less risk or volatility than the benchmark; 7.80% versus 10.03%, respectively. The lower risk level implies that the Fund has generated a much more constant return stream over time, protecting its investors from unwanted fluctuations in the Fund's value. For the year-to-date period, the Fund has returned 2.30% versus the benchmark return of 5.83%.

The greatest reason for the Fund's underperformance relative to the benchmark is its underweight of what we consider to be overvalued global equity markets. Our analysis indicates that the current overvaluation of the U.S. market exceeds that seen prior to the "crash" in 1987. Other major equity markets throughout the world are significantly overvalued but not to the same extent as the U.S. However, these markets would be expected to suffer in the wake of a setback in the U.S., and as a consequence, equity allocation for the Fund is at its minimum limit.

Offsetting the Fund's equity underweight is a general overweight to global bond markets. The largest of these overweights is to the U.S. market (+20%), of which 15.5% is in Treasury Inflation Protected Securities (TIPS). The next largest overweight in the Fund is to Australian bonds (+9.7%), which we believe are undervalued at current levels. Emerging market debt offers the best valuation among all asset classes. The returns from the still very high spreads to Treasuries outweigh the probabilities of loss due to default risk and the required risk premium that is related to the high volatility of these securities. As a result, the Fund holds a 3% overweight position in emerging market debt.

The Fund's largest currency overweight positions are in the euro, Swedish krona and Australian dollars. The Australian dollar has benefited from slightly firmer commodities prices and robust domestic growth, but we estimate that it is still undervalued against the U.S. dollar. The krona has strengthened this year against the euro, and has appreciated to a level closer to fundamental value. Due to pessimism regarding economies and policy-setting within the EMU currency area, the euro was one of the weakest currencies over the last quarter. However, a cyclical strengthening seems to be underway, and we maintain our overweight position.

================================================================================
6

Global Fund
-----------

[UBS LOGO APPEARS HERE]

Total Return
------------

                                                       6 months    1 year   3 years    7/31/95*
                                                        ended      ended     ended       to
                                                       6/30/99    6/30/99   6/30/99    6/30/99
-----------------------------------------------------------------------------------------------
UBS Investment Fund -- Global                           2.30%       3.92%     9.72%    10.83%
-----------------------------------------------------------------------------------------------
GSMI Mutual Fund Index**                                5.83       11.87     14.52     14.35
-----------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                          8.57       15.87     18.53     17.58
-----------------------------------------------------------------------------------------------
Salomon Smith Barney World Gov't. Bond Index           -7.17        4.13      4.11      3.17
-----------------------------------------------------------------------------------------------

*  Inception date of the UBS Investment Fund -- Global
** An un-managed index compiled by the Advisor, constructed as follows: 40%
   Wilshire 5000 Index; 22% MSCI World Ex USA (Free) Index; 21% Salomon Smith Barney BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch High Yield Master Index.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

  Illustration of an Assumed Investment of $10,000
  ------------------------------------------------

This chart shows the growth in the value of an investment in the UBSInvestment Fund -- Global, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Salomon Smith Barney World Govt. Bond Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson UBS Investment Fund -- Global vs. GSMI Mutual Fund Index,
MSCI World Equity (Free) Index and Salomon Smith Barney World Govt. Bond Index

Wealth Value with Dividends Reinvested


-------------------------------------------------------------------------------------------------------------------------
Date        UBS Investment Fund-Global  GSMI Mutual Fund Index   MCSI World Equity (Free)     Saloman World Govt. Bond
-------------------------------------------------------------------------------------------------------------------------
  7/31/95                      $10,000                 $10,000                        $10,000                     $10,000
  8/31/95                      $10,129                 $ 9,965                        $ 9,777                     $ 9,656
  9/30/95                      $10,293                 $10,232                        $10,068                     $ 9,871
 10/31/95                      $10,362                 $10,167                        $ 9,909                     $ 9,944
 11/30/95                      $10,655                 $10,472                        $10,255                     $10,057
 12/31/95                      $10,861                 $10,665                        $10,558                     $10,162
  1/31/96                      $11,063                 $10,839                        $10,753                     $10,037
  2/29/96                      $11,008                 $10,870                        $10,818                     $ 9,986
  3/31/96                      $11,091                 $10,963                        $10,998                     $ 9,972
  4/30/96                      $11,229                 $11,152                        $11,258                     $ 9,932
  5/31/96                      $11,266                 $11,234                        $11,265                     $ 9,934
  6/30/96                      $11,324                 $11,257                        $11,325                     $10,013
  7/31/96                      $11,157                 $10,961                        $10,925                     $10,205
  8/31/96                      $11,334                 $11,138                        $11,054                     $10,245
  9/30/96                      $11,687                 $11,505                        $11,488                     $10,287
 10/31/96                      $11,873                 $11,620                        $11,567                     $10,479
 11/30/96                      $12,329                 $12,109                        $12,219                     $10,617
 12/31/96                      $12,332                 $12,001                        $12,025                     $10,531
  1/31/97                      $12,475                 $12,177                        $12,172                     $10,250
  2/28/97                      $12,567                 $12,234                        $12,311                     $10,173
  3/31/97                      $12,373                 $11,965                        $12,064                     $10,096
  4/30/97                      $12,506                 $12,207                        $12,460                     $10,007
  5/31/97                      $13,008                 $12,824                        $13,231                     $10,279
  6/30/97                      $13,377                 $13,283                        $13,889                     $10,402
  7/31/97                      $13,797                 $13,812                        $14,531                     $10,321
  8/31/97                      $13,428                 $13,306                        $13,547                     $10,314
  9/30/97                      $13,838                 $13,882                        $14,284                     $10,534
 10/31/97                      $13,428                 $13,434                        $13,534                     $10,753
 11/30/97                      $13,449                 $13,554                        $13,771                     $10,589
 12/31/97                      $13,589                 $13,717                        $13,939                     $10,557
  1/31/98                      $13,735                 $13,902                        $14,330                     $10,659
  2/28/98                      $14,230                 $14,575                        $15,299                     $10,746
  3/31/98                      $14,556                 $14,988                        $15,943                     $10,639
  4/30/98                      $14,568                 $15,135                        $16,099                     $10,810
  5/31/98                      $14,478                 $14,922                        $15,904                     $10,834
  6/30/98                      $14,394                 $15,111                        $16,276                     $10,851
  7/31/98                      $14,349                 $15,032                        $16,251                     $10,865
  8/31/98                      $13,193                 $13,512                        $14,085                     $11,160
  9/30/98                      $13,601                 $13,978                        $14,335                     $11,754
 10/31/98                      $14,088                 $14,813                        $15,634                     $12,102
 11/30/98                      $14,473                 $15,418                        $16,565                     $11,931
 12/31/98                      $14,622                 $15,974                        $17,370                     $12,171
31-Jan-99                       14,647                  16,196                         17,752                      12,059
28-Feb-99                       14,274                  15,766                         17,280                      11,672
31-Mar-99                       14,498                  16,264                         17,997                      11,701
30-Apr-99                       15,083                  16,830                         18,709                      11,697
31-May-99                       14,796                  16,404                         18,020                      11,500
  6/30/99                       14,958                  16,906                         18,858                      11,299

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

 Global Fund
--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]



 Asset Allocation

As of June 30, 1999

                                                       Current
                                          Benchmark    Strategy
----------------------------------------------------------------
U.S. Equities                                  40.0%        17.0%
Global (Ex-U.S.) Equities                      22.0         15.0
Emerging Markets Equities                       3.0          3.0
Dollar Bonds                                   21.0         41.0
High Yield Bonds                                3.0          3.0
Global (Ex-U.S.) Bonds                          9.0         16.0
Emerging Markets Debt                           2.0          5.0
Cash Equivalents                                0.0          0.0
----------------------------------------------------------------
                                              100.0%       100.0%

  Top Ten U.S. Equity Holdings

As of June 30, 1999

                                                      Percent of
                                                      Net Assets
----------------------------------------------------------------
 1. Xerox Corp.                                             1.39%
 2. FDX Corp.                                               0.94
 3. Burlington Northern Santa Fe Corp.                      0.88
 4. Raytheon Co., Class B                                   0.81
 5. Electronic Data Systems Corp.                           0.80
 6. Corning, Inc.                                           0.78
 7. Aetna, Inc.                                             0.76
 8. Lockheed Martin Corp.                                   0.67
 9. CIGNA Corp.                                             0.62
10. General Instrument Corp.                                0.61
----------------------------------------------------------------

  Currency Allocation

As of June 30, 1999

                                                                    Current
                                                       Benchmark   Strategy
---------------------------------------------------------------------------
U.S.                                                        66.0%      62.5%
Japan                                                        7.8        0.0
U.K.                                                         5.5        0.0
Euro                                                        12.4       19.7
Other Europe                                                 2.6        6.6
Canada                                                       1.3        1.3
Emerging Markets                                             3.0        3.0
Other                                                        1.4        6.9
---------------------------------------------------------------------------
                                                           100.0%     100.0%

Top Ten Global (Ex-U.S.) Equity Holdings

As of  June 30, 1999

                                                                              Percent of
                                                                              Net Assets
----------------------------------------------------------------------------------------
 1. BP Amoco PLC                                                                    0.25%
 2. Veba AG                                                                         0.24
 3. ING Groep NV                                                                    0.22
 4. Lloyds TSB Group PLC                                                            0.20
 5. Nippon Telegraph & Telephone Corp.                                              0.19
 6. Nestle S.A. (Reg.)                                                              0.19
 7. General Electric Co. PLC                                                        0.18
 8. Glaxo Wellcome PLC                                                              0.18
 9. Marks & Spencer PLC                                                             0.18
10. Siemens AG                                                                      0.17
----------------------------------------------------------------------------------------

================================================================================
8

Global Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
--------------------------------------------------------------------------------
U.S. Equities
Energy.....................................   0.17%
Capital Investment.........................
 Capital Goods.............................   2.41
 Technology                                   3.50
                                             -----
                                              5.91
Basic Industries
 Chemicals.................................   1.01
 Housing/Paper.............................   1.93
 Metals....................................   0.75
                                             -----
                                              3.69
Consumer
 Non-Durables..............................   0.74
 Retail/Apparel............................   1.37
 Autos/Durables............................   0.95
 Health: Drugs.............................   1.09
 Health: Non-Drugs.........................   1.26
                                            ------
                                              5.41
Financial
 Banks.....................................   2.37
 Non-Banks.................................   2.27
                                            ------
                                              4.64
Utilities
 Electric..................................   0.99
 Telephone.................................   0.40
                                            ------
                                              1.39

Transportation.............................   2.15

Services/Misc..............................   1.48

Post Venture...............................   1.55
                                            ------
     Total U.S. Equities...................  26.39*

GLOBAL (EX-U.S.) EQUITIES
Aerospace & Military.......................   0.16
Airlines...................................   0.12
Appliances & Household.....................   0.20
Autos/Durables.............................   0.37
Banking....................................   1.57
Beverages & Tobacco........................   0.44
Broadcasting & Publishing..................   0.67
Building Materials.........................   0.14
Business & Public Service..................   0.63
Chemicals..................................   0.61
Construction...............................   0.10
Data Processing............................   0.21
Electric Components........................   0.18
Electronics................................   0.84
Energy.....................................   0.81
Financial Services.........................   0.36
Food & House Products......................   0.57
Forest Products............................   0.17
Health: Drugs..............................   0.93
Industrial Components......................   0.35
Insurance..................................   0.76%
Leisure & Tourism..........................   0.05
Machinery & Engineering....................   0.12
Merchandising..............................   0.69
Metals--Steel..............................   0.06
Multi-Industry.............................   0.23
Non-Ferrous Metals.........................   0.40
Real Estate................................   0.12
Recreation.................................   0.14
Telecommunications.........................   1.30
Textiles & Apparel.........................   0.03
Transportation.............................   0.23
Utilities..................................   0.75
Wholesale & International Trade............   0.08
                                            ------
     Total Global (Ex-U.S.) Equities.......  14.39

Emerging Markets Equities..................   3.56
                                            ------
Total Equities.............................  44.34

U.S. Bonds
Corporate Bonds
 Aerospace & Military......................   0.61
 Airlines..................................   0.03
 Asset-Backed..............................   0.72
 Banks.....................................   0.03
 CMO.......................................   0.10
 Consumer..................................   0.44
 Energy....................................   0.32
 Financial Services........................   0.44
 Food and Housing Products.................   0.41
 Services and Miscellaneous................   0.96
 Telecommunications........................   0.48
 Transportation............................   0.31
                                            ------
                                              4.85

International Dollar Bonds.................   1.96
Mortgage-Backed Securities.................   1.86
U.S. Government Agencies...................   5.08
U.S. Government Obligations................  15.43
                                            ------
     Total U.S. Bonds......................  29.18*

High Yield Bonds...........................   2.89

Global (Ex-U.S.) Bonds
Foreign Financial Bonds....................   1.62
Foreign Government Bonds...................  13.57
                                            ------
     Total Global (Ex-U.S.) Bonds..........  15.19

Emerging Markets Debt                         5.02

Short-Term Investments.....................  25.10*
                                            ------
    Total Investments...................... 121.72
Liabilities, Less Cash and
 Other Assets.............................. (21.72)
                                            ------
     Net Assets............................ 100.00%
                                            ======

--------------------------------------------------------------------------------
* The Fund held a long position in U.S. Treasury futures on June 30, 1999 which increased U.S. Bond exposure from 29.18% to 39.37%.
* The Fund held a short position in stock index futures on June 30, 1999 which reduced U.S. Equity exposure from 26.

================================================================================

                    Global Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                     Shares      Value
                                                    -------  ------------
Equities -- 44.34%
U.S. Equities -- 26.39%
Advanced Micro Devices, Inc. (b)............         62,700  $  1,132,519
Aetna, Inc..................................         41,700     3,729,544
Allergan, Inc...............................         13,300     1,476,300
Alza Corp. (b)..............................         55,100     2,803,212
American Standard Companies, Inc. (b).......         28,900     1,387,200
Aon Corp....................................         70,947     2,926,564
Armstrong World Industries, Inc.............          7,700       445,156
BankBoston Corp.............................         15,300       782,213
Baxter International, Inc...................         30,700     1,861,187
Brinson Post-Venture Fund (b)...............        397,192     7,660,445
Burlington Northern Santa Fe Corp...........        140,400     4,352,400
Champion Enterprises, Inc. (b)..............         24,700       460,038
Champion International Corp.................          8,700       416,513
Chase Manhattan Corp........................         24,300     2,104,987
CIGNA Corp..................................         34,100     3,034,900
Circuit City Stores-Circuit City Group......         25,800     2,399,400
CMS Energy Corp.............................         25,900     1,084,562
CommScope, Inc. (b).........................         22,133       680,590
Compaq Computer Corp........................          7,800       184,763
Computer Sciences Corp. (b).................         14,600     1,010,137
Compuware Corp. (b).........................         29,000       922,563
Comverse Technology, Inc. (b)...............          8,540       644,770
Consolidated Stores Corp. (b)...............         34,900       942,300
Corning, Inc................................         55,000     3,856,875
Covance, Inc. (b)...........................         22,072       528,349
Delphi Automotive Systems Corp..............         50,600       939,262
Dial Corp...................................         14,500       539,219
Dominion Resources Inc......................          7,000       303,188
Eastman Chemical Co.........................         15,500       802,125
Electronic Data Systems Corp................         69,700     3,942,406
Eli Lilly and Co............................         15,200     1,088,700
Entergy Corp................................         73,500     2,296,875
FDX Corp. (b)...............................         85,700     4,649,225
Federal-Mogul Corp..........................         14,100       733,200
First American Corp. of Tennessee...........          7,300       303,406
First Data Corp.............................         56,230     2,751,756
First Security Corp.........................         13,875       378,094
First Union Corp............................         23,300     1,095,100
Fleet Financial Group, Inc..................         35,200     1,562,000
Fleetwood Enterprises, Inc..................         16,300       430,931
Food Lion Inc., Class A.....................         82,700       982,062
Fort James Corp.............................         48,600     1,840,725
GATX Corp...................................          4,000       152,250
General Instrument Corp. (b)................         71,200     3,026,000
Genzyme Corp. (b)...........................         11,300       548,050
Genzyme Surgical Products Division (b)......          2,023         8,913
Geon Co.....................................          4,500       145,125
GreenPoint Financial Corp...................         45,400     1,489,687
Hibernia Corp...............................         34,800       545,925
Household International, Inc................         45,400     2,150,825
Illinois Tool Works, Inc....................          8,300       680,600
IMC Global Inc..............................         50,800       895,350
Johnson Controls, Inc.......................         13,300       921,856
Kimberly-Clark Corp.........................         28,200     1,607,400
Lafarge Corp................................         15,200       538,650
Lear Corp. (b)..............................         33,600     1,671,600
Lockheed Martin Corp........................         89,046     3,316,963
Lyondell Chemical Company...................         40,400       833,250
Martin Marietta Materials, Inc..............          8,184  $    482,856
Masco Corp..................................         87,600     2,529,450
Mattel, Inc.................................         40,700     1,076,006
MCN Energy Group, Inc.......................         10,700       222,025
Nabisco Holdings Corp.......................          3,100       134,075
National Service Industries, Inc............         13,800       496,800
New York Times Co...........................         16,200       596,363
Newell Rubbermaid, Inc......................         28,800     1,339,200
Nextel Communications, Inc..................         39,200     1,967,350
Norfolk Southern Corp.......................         48,100     1,449,012
Peco Energy Co..............................         28,100     1,176,687
Pentair, Inc................................         14,896       681,492
Philip Morris Companies, Inc................         44,500     1,788,344
PNC Bank Corp...............................         22,800     1,313,850
Praxair, Inc................................         24,100     1,179,394
Raytheon Co., Class B.......................         56,800     3,997,300
Regions Financial Corp......................          7,200       276,750
Southdown, Inc..............................         16,136     1,036,738
St. Jude Medical, Inc. (b)..................         39,600     1,410,750
Tyson Foods, Inc............................         52,198     1,174,455
U.S. Bancorp................................         35,980     1,223,320
Ultramar Diamond Shamrock Corp..............         28,902       630,425
United Healthcare Corp......................         28,100     1,759,762
USG Corp....................................         12,600       705,600
Vencor, Inc. (b)............................         28,100         4,215
Ventas, Inc.................................         19,200       103,200
Viad Corp...................................         27,600       853,875
W.W. Grainger, Inc..........................          7,500       403,594
Wells Fargo and Co..........................         49,000     2,094,750
Westvaco Corp...............................         11,400       330,600
Xerox Corp..................................        115,900     6,845,344
York International Corp.....................         17,500       749,219
                                                              -----------
Total U.S. Equities.........................                  130,031,006
                                                              -----------

Global (Ex-U.S.) Equities -- 14.39%
Australia -- 1.17%
Amcor Ltd...................................         16,420        91,273
Amp Limited.................................         23,100       252,528
Brambles Industries Ltd.....................          9,570       252,109
Broken Hill Proprietary Co., Ltd............         49,610       574,646
CSR Ltd.....................................         62,270       178,056
David Jones Ltd.............................         73,830        72,325
Lend Lease Corp., Ltd.......................         16,432       225,608
National Australia Bank Ltd.................         49,427       817,894
News Corp. Ltd..............................         74,389       634,680
News Corp. Ltd., Preferred..................         20,436       155,691
Orica Ltd...................................         10,350        56,525
Pacific Dunlop Ltd..........................         10,610        15,310
Qantas Airways Ltd..........................         95,837       316,539
QBE Insurance Group Ltd.....................         37,683       143,419
Rio Tinto Ltd...............................         16,945       277,840
Santos Ltd..................................         39,790       130,368
Telstra Corp., Ltd..........................        131,300       752,359
Westpac Banking Corp., Ltd..................         82,028       532,085
WMC Ltd.....................................         39,840       171,142
Woolworth's Ltd.............................         40,060       133,242
                                                                ---------
                                                                5,783,639
                                                                ---------
Austria -- 0.02%
Austria Tabakwerke AG.......................          1,800       104,883
                                                                ---------

================================================================================
10

                    Global Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                     Shares      Value
                                                     ------  ------------
   .........................................
Belgium -- 0.17%
Fortis (B)..................................         20,367  $    639,587
KBC Bancassurance Holding...................          3,490       206,956
                                                             ------------
                                                                  846,543
                                                             ------------

Canada -- 0.35%
Agrium, Inc.................................          9,940        86,633
Alcan Aluminum Ltd..........................          3,720       117,499
Bank of Montreal............................          2,320        83,859
Canadian National Railway Co................          2,260       151,013
Canadian Pacific Ltd........................          6,873       162,526
Hudson's Bay Co.............................          7,210        80,376
Imasco, Ltd.................................          3,690        98,975
Imperial Oil Ltd............................          5,710       108,020
Magna International, Inc., Class A..........          1,360        76,587
Newbridge Networks Corp. (b)................          4,060       115,208
Nova Chemicals Corp. NPV....................          4,204        97,992
Potash Corporation of Saskatchewan, Inc.....            960        49,391
Royal Bank of Canada........................          3,170       139,214
Seagram Co., Ltd............................          1,250        61,947
Shaw Communications, Inc., Class B..........          4,580       180,403
TransCanada Pipelines Ltd...................          5,490        76,966
Westcoast Energy, Inc.......................          2,050        40,028
                                                             ------------
                                                                1,726,637
                                                             ------------
Denmark -- 0.05%
Tele Danmark A/S............................          4,920       242,169
                                                             ------------
Finland -- 0.26%
Merita PLC, Class A.........................         47,730       271,224
Nokia Oyj...................................          7,160       627,649
UPM-Kymmene Corp............................         13,670       391,921
                                                             ------------
                                                                1,290,794
                                                             ------------
France -- 1.24%
Aerospatiale Matra..........................          9,160       211,134
Air Liquide.................................          2,205       346,787
Banque Nationale de Paris...................          3,899       324,900
Carrefour S.A...............................          1,920       282,164
Cie de Saint Gobain.........................          1,597       254,459
Elf Aquitaine S.A...........................          3,734       547,979
France Telecom S.A..........................          6,070       458,544
Groupe Air France (b).......................         13,060       233,010
Groupe Danone...............................          1,620       417,676
Michelin, Class B...........................          4,239       173,425
Rhone-Poulenc, Class A......................          6,094       278,477
SEITA.......................................         11,830       683,216
Societe Generale............................          1,705       300,505
Suez Lyonnaise des Eaux S.A.................          2,261       407,826
Thomson CSF.................................         14,210       493,866
Total Fina S.A., Class B....................          3,016       389,111
Vivendi.....................................          4,040       327,275
                                                             ------------
                                                                6,130,354
                                                             ------------
Germany -- 1.43%
Allianz AG..................................          2,030       567,349
Bayer AG....................................         19,880       827,266
Continental AG..............................         12,200       291,899
DaimlerChrysler AG..........................          6,456       563,939
Deutsche Bank AG............................         11,740  $    715,551
Deutsche Telekom AG.........................         13,260       557,258
Deutsche Telekom AG, Rights (b).............         13,260         2,598
Dresdner Bank AG............................         11,670       453,730
Mannesmann AG...............................          4,530       677,409
SAP AG......................................            570       195,457
Siemens AG..................................         10,750       829,268
Veba AG.....................................         20,089     1,185,057
Volkswagen AG...............................          2,970       191,650
                                                             ------------
                                                                7,058,431
                                                             ------------
Italy -- 0.37%
Assicurazioni Generali......................         12,800       443,542
ENI Spa.....................................         83,000       495,612
ENI Spa ADR.................................          3,070       184,200
La Rinascente Spa...........................         29,740       225,124
Montedison Spa..............................        119,964       195,476
San Paolo-imi Spa...........................         19,511       265,606
                                                             ------------
                                                                1,809,560
                                                             ------------
Japan -- 3.31%
Acom Co., Ltd...............................          3,800       328,073
Amada Co., Ltd..............................         19,000       134,212
Bank of Tokyo-Mitsubushi, Ltd...............         31,000       441,284
Bridgestone Corp............................         10,000       302,379
Canon, Inc..................................         15,000       431,262
Citizen Watch Co., Ltd......................         18,000       156,147
Dai Nippon Printing Co., Ltd................         17,000       271,770
Daiichi Pharmaceutical Co., Ltd.............         15,000       232,733
Daikin Industries Ltd.......................         38,000       441,094
Daiwa House Industry Co., Ltd...............          9,000        94,655
East Japan Railway Co.......................             53       284,617
Fanuc.......................................          7,400       397,389
Fuji Photo Film.............................          5,000       189,194
Fujitsu.....................................         31,000       623,637
Honda Motor Co..............................         13,000       550,975
Hoya Corp...................................          4,000       225,710
Ito Yokado Co., Ltd.........................          9,000       602,280
Kaneka Corp.................................         19,000       178,949
Kao Corp....................................         12,000       337,079
Kirin Brewery Co., Ltd......................         20,000       239,590
Kokuyo......................................          6,000        96,662
Kuraray Co., Ltd............................         22,000       264,640
Marui Co., Ltd..............................         10,000       165,235
Matsushita Electric Industrial Co...........         22,000       427,132
Mitsubishi Estate Co., Ltd..................         35,000       341,499
Mitsubishi Corp.............................         60,000       406,477
NGK Insulators..............................         30,000       313,285
Nintendo Corp., Ltd.........................          2,200       309,171
Nippon Denso Co., Ltd.......................         16,000       325,182
Nippon Meat Packers, Inc....................         14,000       182,749
Nippon Steel Co.............................        127,000       294,836
Nippon Telegraph & Telephone Corp...........             80       931,923
Nomura Securities Co., Ltd..................         32,000       374,620
Obayashi Corp...............................         32,000       161,005
Osaka Gas Co................................         90,000       305,601
Sankyo Co., Ltd.............................         13,000       327,578
Sanwa Bank Ltd..............................         21,000       206,634
Secom Co., Ltd..............................          4,000       416,391
Sega Enterprises Ltd........................          2,400        31,745

================================================================================

                     Global Fund -- Schedule Of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                              Shares          Value
                                              ------       -----------
Sekisui House Ltd........................     20,000       $   215,796
Shin-Etsu Chemical Co., Ltd..............      4,000           133,840
Sony Corp................................      4,200           452,826
Sumitomo Bank............................     23,000           285,220
Sumitomo Chemical Co.....................     51,000           233,848
Sumitomo Electric Industries.............     20,000           227,363
Takeda Chemical Industries...............     11,000           509,831
TDK Corp.................................      3,000           274,372
Tokio Marine & Fire......................     18,000           195,555
Tokyo Electric Power.....................     19,000           401,066
Toshiba Corp.............................     45,000           320,844
Toyota Motor Corp........................     17,000           537,921
Yamato Transport Co., Ltd................     11,000           191,755
                                                           -----------
                                                            16,325,631
                                                           -----------
Netherlands -- 0.67%
Elsevier NV..............................     41,570           482,300
Heineken NV..............................      3,152           161,395
ING Groep NV.............................     19,727         1,068,084
Koninklijke KPN NV.......................     11,276           529,117
Royal Dutch Petroleum Co.................     11,090           649,628
Unilever NV..............................      5,723           385,704
                                                           -----------
                                                             3,276,228
                                                           -----------
New Zealand -- 0.25%
Auckland International Airport Ltd.......     62,150            95,507
Carter Holt Harvey Ltd...................     70,640            84,597
Fletcher Challenge Paper.................    138,030           103,130
Lion Nathan Ltd..........................     53,920           129,146
Telecom Corp. of New Zealand Ltd.........    189,010           811,266
                                                           -----------
                                                             1,223,646
                                                           -----------
Norway -- 0.06%
Norsk Hydro ASA..........................      3,190           120,347
Norske Skogindustrier ASA................      4,550           167,608
                                                           -----------
                                                               287,955
                                                           -----------
Portugal -- 0.06%
EDP Electricidade de Portugal S.A........     15,300           275,499
                                                           -----------
Singapore -- 0.20%
Singapore Press Holdings Ltd.............     39,820           678,285
United Overseas Bank Ltd. (Frgn.)........     44,360           310,064
                                                           -----------
                                                               988,349
                                                           -----------
Spain -- 0.31%
Banco Popular............................      4,329           311,399
Banco Santander Central Hispano SA.......     42,398           441,623
Endesa S.A...............................     14,323           305,470
Telefonica S.A. (b)......................      9,278           446,940
                                                           -----------
                                                             1,505,432
                                                           -----------
Sweden -- 0.35%
Electrolux AB,  B Shares.................     25,740           538,899
Investor AB - B Shares...................     24,400           272,642
Nordbanken Holding AB....................     32,110           187,705
Swedish Match AB.........................     92,620           330,085
Telefonaktiebolaget LM Ericsson, B Shares     12,940           414,744
                                                           -----------
                                                             1,744,075
                                                           -----------
Switzerland -- 0.71%
Adecco S.A...............................        289           154,855
Holderbank Financiere Glarus AG, B Shares        234       $   276,206
Nestle S.A. (Reg.).......................        515           927,901
Novartis AG (Reg.).......................        543           792,879
Roche Holding AG (Gen.)..................         69           709,263
Swiss Reinsurance Co. (Reg.).............         46            87,585
Swisscom AG (Reg.).......................      1,416           532,844
                                                           -----------
                                                             3,481,533
                                                           -----------
United Kingdom -- 3.41%
Allied Zurich PLC........................     31,052           390,352
AstraZeneca Group PLC....................     12,002           464,264
Barclays PLC.............................     16,050           467,029
BOC Group PLC............................     38,350           749,590
Boots Company PLC........................     26,230           311,543
British Aerospace PLC....................     10,000            64,904
British Airways PLC......................     40,000           276,009
BP Amoco PLC.............................     69,473         1,245,126
British Telecommunications PLC...........     29,000           485,924
Charter PLC..............................     69,676           408,567
Coats Viyella PLC........................    181,970           146,287
Diageo PLC...............................     44,209           461,672
FKI PLC..................................    165,040           512,654
General Electric Co. PLC.................     88,360           901,149
Glaxo Wellcome PLC.......................     32,260           896,507
Greenalls Group PLC......................     42,358           237,028
House of Fraser PLC......................     82,780           114,175
Lloyds TSB Group PLC.....................     71,969           975,620
Marks & Spencer PLC......................    153,060           885,451
Mirror Group PLC.........................    101,390           393,765
National Power PLC.......................     63,500           462,437
Nycomed Amersham PLC.....................     54,844           381,245
Peninsular & Oriental Steam Navigation Co.    18,540           278,363
Prudential Corp. PLC.....................     55,540           817,692
Reckitt & Colman PLC.....................     26,000           271,106
Reed International PLC...................     47,010           313,635
Rio Tinto Ltd............................     48,190           807,851
RJB Mining PLC...........................     66,590            55,107
Royal & Sun Alliance Insurance Group PLC      21,884           196,280
Sainsbury (J.) PLC.......................     19,300           121,690
Scottish Hydro-Electric PLC..............     67,880           694,422
Tesco PLC................................    259,190           666,973
Thames Water PLC.........................     20,997           332,960
Unilever PLC.............................     34,000           302,538
United News & Media PLC..................     48,490           466,250
Yorkshire Water PLC......................     37,080           257,760
                                                           -----------
                                                            16,813,925
                                                           -----------
Total Global (Ex-U.S.) Equities                             70,915,283
                                                           -----------
Emerging Markets Equities -- 3.56%
Brinson Emerging Markets Equity
 Fund (b)...............................   1,868,295        17,543,286
                                                           -----------
Total Equities (Cost $193,689,005)                         218,489,575
                                                           -----------

================================================================================
12

                    Global Fund -- Schedule Of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                Face
                                               Amount                 Value
                                               ------               ----------
Bonds -- 52.28%
U.S. Bonds -- 29.18%
U.S. Corporate Bonds -- 4.85%
Banque Paribas, Sub. Notes, 6.875%,
  due 03/01/09..............................   $  175,000           $  168,787
Bell Atlantic Corp., 8.000%, due 10/15/29...       78,000               85,590
Cendant Corp., 7.750%, due 12/01/03.........      640,000              646,414
Centaur Funding Corp., 144A.................          750              804,844
Centaur Funding Corp., 144A (b).............        1,430              220,935
Chase Manhattan Auto Owner Trust, 96-C,
  Class A4, 6.150%, due 03/15/02............      730,000              733,570
Chemical Master Credit Card Trust, 95-Z,
  Class A, 6.230%, due 06/15/03.............    1,055,000            1,061,193
Continental Airlines, Inc., 98-1B, 6.748%,
  due 09/15/18..............................      166,569              158,588
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03.............    1,055,000            1,058,070
GATX Capital Corp., 6.500%, due 11/01/00        1,500,000            1,510,387
General Motors Acceptance Corp., 9.625%,
  due 12/15/01..............................      241,000              258,478
Hertz Corp., 6.625%, due 07/15/00...........    2,500,000            2,525,184
International Telecom Satelite, 8.125%,
  due 02/28/05..............................      245,000              258,423
Lehman Brothers, Inc., 7.250%,
  due 04/15/03..............................      510,000              511,775
MBNA Global Capital Securities FRN,
  5.795%, due 02/01/27......................      810,000              702,346
Monsanto Co., 144A, 6.600%, due 12/01/28          545,000              484,331
Morgan Stanley Dean Witter, Series MTN,
  5.625%, due 01/20/04......................      355,000              340,895
Noram Energy Corp., 6.375%, due 11/01/03          615,000              601,222
Norwest Asset Securities Corp., 96-2,
  Class A9, 7.000%, due 09/25/11............      435,000              430,167
PanAmSat Corp...............................
  6.000%, due 01/15/03......................      225,000              220,234
  6.375%, due 01/15/08......................    1,000,000              944,227
Raytheon Co., 6.300%, due 08/15/00..........    3,000,000            3,027,356
Rohm & Haas Co., 144A, 7.400%,
  due 07/15/09..............................      750,000              749,820
Safeway, Inc., 5.750%, due 11/15/00.........    1,000,000              998,792
Service Corp., International, 6.000%,
  due 12/15/05..............................    1,000,000              918,929
Sprint Capital Corp., 6.875%, due 11/15/28        750,000              682,898
Supervalu Stores, Inc., Series A, MTN
  6.500%, due 10/06/00......................    1,000,000            1,008,079
Telecommunicaciones de Puerto Rico Inc.,
  144A, 6.150%, due 05/15/02................      200,000              197,923
Thrift Financial Corp., 11.250%, due 01/01/16      59,949               62,625
Time Warner Entertainment,  Inc., 8.375%,
  due 03/15/23..............................      386,000              417,715
Time Warner, Inc., 6.625%, due 05/15/29.....      550,000              484,490
Waste Management, Inc., 6.875%, 144A,
  due 05/15/09..............................      640,000              623,763
Western Resources, Inc., 6.875%,
  due 08/01/04..............................      975,000              972,777
                                                                    ----------
                                                                    23,870,827
                                                                    ----------
Mortgage-Backed Securities -- 1.86%
Asset Securitization Corp., 96-D,
  Class A1B, 7.210%, due 10/13/26...........   $1,695,000           $1,730,612
Prudential Home Mortgage Securities, 94-3,
  Class A10, 6.500%, due 02/25/24...........      730,000              706,348
Residential Asset Securitization Trust,
  97-A11, Class A2, 7.000%, due 01/25/28           60,229               60,382
  97-A7, Class A1, 7.500%, due 09/25/27.....      324,501              327,143
  97-A7, Class A1, 7.250%, due 12/25/27.....    1,080,000            1,060,106
Structured Asset Securities Corp.,
  98-RF1, Class A, 8.712%, due 03/15/27.....    1,125,637            1,179,105
  98-RF2, 144A, 8.582%, due 07/15/27........    1,433,113            1,497,603
UCFC Home Equity Loan 97-C,
  Class A8, FRN, 5.069%, due 09/15/27.......      904,870              902,689
Vendee Mortgage Trust, 98-2,
  Class 1G, 6.750%, due 06/15/28............    1,760,000            1,700,459
                                                                    ----------
                                                                     9,164,447
                                                                    ----------
International Dollar Bonds -- 1.96%
Abbey National PLC, Resettable
  Perpetual Preferred, 6.700%, due 06/29/49     1,075,000              997,001
Amvescap PLC, 6.600%,
  due 05/15/05................................    870,000              822,067
Banco Santiago S.A., 7.000%, due 07/18/07         650,000              569,976
Banque Centrale de Tunisie, 8.250%,
  due 09/19/27................................    785,000              651,550
British Sky Broadcasting Group PLC, 6.875%,
  due 02/23/09................................    135,000              123,109
Credit Suisse-London, 144A, Resettable
  Perpetual Preferred, 7.900%, due 05/01/07       600,000              584,139
Empresa Nacional de Electricidad S.A.,
  7.875%, due 02/01/27........................    166,000              140,554
Government of Malaysia, 8.750%,
  due 06/01/09................................    690,000              695,175
Korea Development Bank, 7.125%,
  due 09/17/01................................    180,000              179,487
National Australia Bank,  FRN, 6.400%,
  due 12/10/07................................    700,000              690,468
Pan Pacific Industry PLC 144A, 0.000%,
  due 04/28/07................................  1,565,000              759,025
Ras Laffan Liquified Natural Gas Co., Ltd.,
  144A, 8.294%, due 03/15/14..................  1,000,000              922,830
Repsol International Finance, 7.000%,
  due 08/01/05................................    575,000              571,491
Republic of South Africa, 9.625%,
  due 12/15/99................................    794,000              801,940
Royal Bank of Scotland, Resettable
  Perpetual Preferred, 7.375%, due 04/29/49       505,000              490,902
Skandinaviska Enskilda Banken, 144A, 6.625%,
  due 03/29/49................................    285,000              281,829
  144A, Resettable Perpetual Preferred, 6.500%,
  due 12/29/49................................    415,000              394,697
                                                                     ---------
                                                                     9,676,240
                                                                     ---------

================================================================================

                    Global Fund -- Schedule of Investments


June 30, 1999

-------------------------------------------------------------------------------

                                                     Face
                                                    Amount          Value
                                                -------------   ------------
U.S. Government Agencies -- 5.08%
Aid-Israel, Series 10-Z, 0.000%,
 due 02/15/03...............................     $  4,935,000   $  3,986,537
Fannie Mae Whole Loan, Series 95-W3,
Class A, 9.000%, due 04/25/25...............           22,488         23,498
Federal Home Loan Mortgage Corp.
 6.200%, due 08/15/07.......................          446,183        440,013
 7.238%, due 05/01/26.......................          125,917        126,868
Federal Home Loan Mortgage Corp. Gold
 8.000%, due 11/01/22.......................           75,066         77,367
 8.000%, due 05/01/23.......................          806,381        831,105
 9.000%, due 03/01/24.......................          543,328        578,400
Federal National Mortgage Association
 5.625%, due 05/14/04.......................        1,790,000      1,746,852
 8.000%, due 02/25/07.......................        1,045,657      1,066,888
 6.500%, due 03/01/19.......................          286,120        278,532
 8.000%, due 05/25/21.......................        1,300,000      1,324,018
 8.500%, due 07/15/21.......................          498,509        515,960
 8.000%, due 05/01/22.......................           63,828         65,501
 8.500%, due 07/01/22.......................          352,813        371,076
 7.500%, due 07/25/22.......................        2,425,413      2,424,210
 7.000%, due 10/01/28.......................          979,919        970,033
 6.500%, due 02/01/29.......................        1,523,101      1,473,192
 7.000%, due 03/01/29.......................          272,067        269,468
Federal National Mortgage Association Strips
 8.000%, due 08/01/23.......................        1,417,412        362,753
 0.000%, due 02/01/28.......................        1,017,105        713,655
FGGI, 7.500%, due 10/01/11..................          795,665        809,113
FNCI, 8.000%, due 02/01/13..................          589,589        607,514
Freddie Mac Series
 194 Class PO, 0.000%, due 04/01/28.........          745,014        491,765
 2121 Class H, 5.500%, due 02/15/14.........        2,302,392      2,153,174
Government National Mortgage Association
 10.000%, due 09/15/00......................            1,482          1,579
 10.000%, due 05/15/01......................            1,735          1,849
 9.000%, due 11/15/04.......................            8,714          9,177
 9.000%, due 11/15/04.......................            3,532          3,720
 8.000%, due 08/15/22.......................          304,236        313,678
 8.000%, due 11/15/22.......................          231,255        238,750
 TBA, 7.000%, due 06/15/29..................        2,780,000      2,745,250
                                                                ------------
                                                                  25,021,495
                                                                ------------
U.S. Government Obligations -- 15.43%
U.S. Treasury Bond, 8.000%,
 due 11/15/21...............................        7,200,000      8,662,500
U.S. Treasury Inflation Indexed Note
 3.625%, due 01/15/08.......................        6,945,000      6,942,105
 3.625%, due 04/15/28.......................       45,590,000     44,230,725
 3.875%, due 04/15/29.......................       15,000,000     14,962,259
U.S. Treasury Note
 4.875%, due 03/31/01.......................          970,000        959,997
 5.625%, due 05/15/08.......................          290,000        284,019
                                                                ------------
                                                                  76,041,605
                                                                ------------
Total U.S. Bonds............................                     143,774,614
                                                                ------------

                                                    Shares
                                                -------------
High Yield Bonds -- 2.89%
Brinson High Yield Fund (b).................        1,058,868     14,221,334
                                                                ------------

                                                     Face
                                                    Amount          Value
                                                -------------   ------------
Global (Ex-U.S.) Bonds -- 15.19%
Australia -- 1.48%
Queensland Treasury Corp., Series 05-G,
 6.500%, due 06/14/05....................AUD       10,900,000   $  7,303,822
                                                                ------------
Canada -- 1.48%
Government of Canada
7.000%, due 12/01/06.....................CAD        2,640,000      1,943,141
 6.000%, due 06/01/08.......................        1,600,000      1,108,574
 4.250%, due 12/01/21.......................        5,440,000      4,227,844
                                                                ------------
                                                                   7,279,559
                                                                ------------
Denmark -- 1.12%
Kingdom of Denmark
 9.000%, due 11/15/00....................DKK       11,100,000      1,654,505
 7.000%, due 12/15/04.......................        7,980,000      1,248,484
 8.000%, due 03/15/06.......................       12,100,000      2,008,479
 7.000%, due 11/10/24.......................        3,850,000        624,072
                                                                ------------
                                                                   5,535,540
                                                                ------------
France -- 2.31%
Government of France (BTAN),
 5.750%, due 03/12/01....................EUR          990,000      1,064,481
Government of France (OAT)
 9.500%, due 01/25/01.......................        3,200,000      3,607,405
 7.500%, due 04/25/05.......................          850,000      1,026,943
 8.500%, due 12/26/12.......................        3,499,999      4,950,496
 5.500%, due 04/25/29.......................          700,000        728,407
                                                                ------------
                                                                  11,377,732
                                                                ------------
Germany -- 1.95%
Bundesrepublik Deutscheland
 8.375%, due 05/21/01.......................        3,500,000      3,944,516
 6.250%, due 01/04/24.......................        2,000,000      2,309,699
DePfa Deutsche Pfandbriefbank AG,
 4.750%, due 03/20/03.......................        1,080,000      1,144,879
Treuhandanstalt, 6.250%, due 03/04/04.......        1,950,000      2,205,502
                                                                ------------
                                                                   9,604,596
                                                                ------------
Italy -- 0.60%
Buoni Poliennali Del Tes,
 5.000%, due 05/01/08.......................        1,700,000      1,784,066
Republic of Italy (BTP)
 12.000%, due 09/01/02.......................         900,000      1,152,416
 8.500%, due 04/01/04.......................                1              1
                                                                ------------
                                                                   2,936,483
                                                                ------------
Netherlands -- 1.51%
Government of Netherlands
 8.250%, due 02/15/02.......................        3,700,000      4,258,444
 5.500%, due 01/15/28.......................        1,600,000      1,664,931
Koninklijke KPN NV..........................          550,000        557,686
LBW Finance NV, 5.125%, due 03/05/04........          900,000        964,879
                                                                ------------
                                                                   7,445,940
                                                                ------------
Spain -- 0.77%
Government of Spain
 8.000%, due 05/30/04.......................        1,352,277      1,633,196
 6.150%, due 01/31/13.......................        1,900,001      2,161,341
                                                                ------------
                                                                   3,794,537
                                                                ------------

================================================================================
14

                    Global Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                     Face
                                                    Amount          Value
                                                -------------   ------------
Sweden -- 1.08%
Government of Sweden
10.250%, due 05/05/03....................SEK       29,700,000  $   4,199,664
 6.750%, due 05/05/14.......................        8,400,000      1,117,057
                                                               -------------
                                                                   5,316,721
                                                               -------------
United Kingdom -- 2.89%
Halifax PLC, Series E, MTN, 8.75%
 due 07/10/06............................GBP        2,980,000      5,302,925
UK Treasury
 7.250%, due 12/07/07.......................        4,450,000      7,929,894
 8.750%, due 08/25/17.......................          440,000      1,012,610
                                                               -------------
                                                                  14,245,429
                                                               -------------
Total Global (Ex-U.S.) Bonds................                      74,840,359
                                                               -------------

                                                     Shares
                                                   ----------
Emerging Markets Debt -- 5.02%
Brinson Emerging Markets Debt Fund (b)......        1,240,578     24,713,550
                                                               -------------
Total Bonds (Cost $256,399,033).............                     257,549,857
                                                               -------------

Short-Term Investments -- 25.10%
Investment Companies -- 6.51%
Brinson Supplementary Trust U.S. Cash
 Management Prime Fund......................       32,094,680     32,094,680
                                                               -------------

                                                     Face
                                                    Amount
                                                -------------
U.S. Corporate Bonds -- 10.08%
Burlington Resources,
6.875%, due 08/01/99........................    $   2,000,000      2,001,755
Centex Corp., Series A, MTN
 5.828%, due 06/30/00.......................        5,000,000      5,000,000
Enron Corp., 5.778%, due 03/30/00...........        5,000,000      5,000,000
General Motors Corporate Notes,
9.375%, due 04/01/00........................        2,000,000      2,058,750
James River Corp., 6.750%, due 10/01/99.....        1,000,000      1,002,560
Lehman Brothers, Inc., Series A, MTN
6.920%, due 10/04/99........................        3,000,000      3,007,690
Lehman Brothers, Inc., Series E, MTN
 6.300%, due 08/11/99.......................        2,000,000      2,001,016
MCI Communications Corp.,
7.125%, due 01/20/00........................        1,200,000      1,210,857
MCI Communications Corp., Series A, MTN
 6.260%, due 03/03/00.......................        2,000,000      2,011,325
Nabisco Inc., 6.300%, due 08/26/99..........        1,000,000      1,000,786
Occidental Petroleum, Inc., Series B, MTN
 6.080%, due 11/26/99.......................        3,000,000      3,005,074
Philadelphia Electric Co.,
9.250%, due 10/01/99........................        1,000,000      1,009,845
Quaker Oats, Inc., Series B, MTN
 9.100%, due 08/31/99.......................        1,800,000      1,811,690
Sonat, Inc.
 9.500%, due 08/15/99.......................        2,000,000      2,008,509
Supervalu Stores, Inc.
7.250%, due 07/15/99........................    $   2,000,000  $   2,001,026
Texas Utilities, Inc.
 7.375%, due 11/01/99.......................        3,500,000      3,520,893
Textron Financial Corp., Series C, MTN
 5.299%, due 12/20/99.......................        3,000,000      3,000,307
Ultramar Corp., 8.250%, due 07/01/99........        1,500,000      1,500,000
Union Carbide, Inc., 7.000%, due 08/01/99...        5,000,000      5,004,598
Vastar Resources, Inc.
 6.000%, due 04/20/00.......................        2,500,000      2,508,589
                                                               -------------
                                                                  49,665,270
                                                               -------------
U.S. Government Obligations -- 0.65%
U.S. Treasury Bill, 0.000%, due 08/05/99....        3,200,000      3,186,310
                                                               -------------

Commercial Paper -- 7.86%
FMC Corp., 6.25%, due 07/01/99..............        5,000,000      5,000,000
GPU Australia, 5.15%, due 07/07/99..........        5,000,000      4,995,708
Kroger Corp., 6.40%, due 07/01/99...........        3,560,000      3,560,000
Phillips Petroleum Co.,
5.22%, due 07/15/99.........................        5,236,000      5,225,368
Rohm & Haas Co., 6.30%, due 07/01/99........        5,000,000      5,000,000
Tyco International Corp.,
5.12%, due 07/30/99.........................        5,000,000      4,979,378
U.S. Generating LLC,
6.30%, due 07/01/99.........................        5,000,000      5,000,000
Union Pacific Corp., 5.30%, due 07/30/99....        5,000,000      4,978,653
                                                               -------------
                                                                  38,739,107
                                                               -------------

Total Short-Term Investments
(Cost $123,682,048).........................                     123,685,367
                                                               -------------
Total Investments
(Cost $573,770,086) --  121.72% (a).........                     599,724,799
Liabilities, less cash and
other assets --  (21.72%)...................                    (107,008,544)
                                                               -------------
Net Assets --  100%.........................                   $ 492,716,255
                                                               =============

================================================================================

                    Global Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $573,770,086; and net unrealized appreciation consisted of:

          Gross unrealized appreciation.......................   $ 42,244,574
          Gross unrealized depreciation.......................    (16,289,861)
                                                                 ------------
            Net unrealized appreciation.......................   $ 25,954,713
                                                                 ============

(b) Non-income producing security.
FRN:  Floating Rate Note -- The rate disclosed is that in effect at June 30,
      1999
TBA:  Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1999, the value of these securities amounted to $7,521,739 or 1.53% of net assets.

Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FORWARD FOREIGN CURRENCY CONTRACTS

The Global Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                             Settlement       Local           Current          Unrealized
                                                                Date         Currency          Value           Gain/(Loss)
                                                             ----------   -------------     ------------      ------------
Forward Foreign Currency Buy Contracts
Australian Dollar.......................................       8/6/99        33,200,000     $ 21,984,134      $  1,052,514
British Pound...........................................       8/6/99         3,200,000        5,045,488           (80,133)
Canadian Dollar.........................................       8/6/99        26,100,000       17,643,122           454,542
Danish Kroner...........................................       8/6/99         7,600,000        1,059,269           (65,191)
Euro....................................................       8/6/99        22,200,000       22,959,263        (1,244,933)
Japanese Yen............................................       8/6/99       200,000,000        1,661,403            (9,986)
Swedish Krona...........................................       8/6/99       114,000,000       13,439,371        (1,470,093)
Swiss Franc.............................................       8/6/99         4,400,000        2,842,616          (315,581)

Forward Foreign Currency Sale Contracts
Australian Dollar.......................................       8/6/99         2,500,000        1,655,432          (102,182)
British Pound...........................................       8/6/99        18,700,000       29,484,572         1,319,939
Danish Kroner...........................................       8/6/99        42,800,000        5,965,356           742,414
Euro....................................................       8/6/99         6,500,000        6,722,307           878,273
Japanese Yen............................................       8/6/99     1,950,000,000       16,198,681           248,437
                                                                                                              ------------
  Total.................................................                                                      $  1,408,020
                                                                                                              ============


FUTURES CONTRACTS
The Global Fund had the following open futures contracts as of June 30, 1999:

                                                               Settlement        Cost/            Current          Unrealized
                                                                  Date          Proceeds           Value              Loss
                                                             --------------   -------------     ------------      ------------
U.S. Interest Rate Futures Buy Contracts
5 year U.S. Treasury Notes, 297 contracts.............       September 1999   $  32,600,149     $ 32,373,000      $   (227,149)
10 year U.S. Treasury Notes, 72 contracts.............       September 1999       8,097,692        8,005,500           (92,192)
30 year U.S. Treasury Bonds, 85 contracts.............       September 1999       9,977,704        9,852,031          (125,673)

Index Futures Sales Contracts
Standard & Poor's 500, 142 contracts..................       September 1999      46,854,992       49,050,350        (2,195,358)
                                                                                                                  ------------
 Total................................................                                                            $ (2,640,372)
                                                                                                                  ============

The segregated cash and aggregate market value of investments pledged to cover margin requirements for the open positions at June 30, 1999 were $291,353 and $3,186,310, respectively.

                See accompanying notes to financial statements.

================================================================================
16

                    Global Fund -- Financial Statements


--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $480,775,779).......................................................    $503,491,504
  Affiliated issuers (Cost $92,994,307)..........................................................      96,233,295
 Cash............................................................................................       1,791,353
 Foreign currency, at value (Cost $2,375,814)....................................................       2,369,487
 Receivables:
  Investment securities sold.....................................................................       8,893,781
  Dividends......................................................................................         343,049
  Interest.......................................................................................       2,891,212
  Fund shares sold...............................................................................       5,680,357
 Net unrealized appreciation on forward foreign currency contracts...............................       1,408,020
 Other assets....................................................................................           1,548
                                                                                                     ------------
     TOTAL ASSETS................................................................................     623,103,606
                                                                                                     ------------
LIABILITIES:
 Payables:
  Securities loaned..............................................................................      97,474,174
  Investment securities purchased................................................................      25,213,162
  Investment advisory fees.......................................................................         321,311
  Fund shares redeemed...........................................................................       6,648,047
  Variation margin...............................................................................         525,125
  Accrued expenses...............................................................................         205,532
                                                                                                     ------------
     TOTAL LIABILITIES...........................................................................     130,387,351
                                                                                                     ------------
NET ASSETS.......................................................................................    $492,716,255
                                                                                                     ============
NET ASSETS CONSIST OF:
 Paid in capital.................................................................................    $456,511,413
 Accumulated undistributed net investment income.................................................         753,116
 Accumulated net realized gain...................................................................      10,789,381
 Net unrealized appreciation.....................................................................      24,662,345
                                                                                                     ------------
     NET ASSETS..................................................................................    $492,716,255
                                                                                                     ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $469,080,017 and 39,038,154 shares issued and outstanding).....................................    $      12.02
                                                                                                     ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $1,576,267 and 131,510 shares issued and outstanding)..........................................    $      11.99
                                                                                                     ============
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
  $22,059,971 and 1,845,252 shares issued and outstanding).......................................    $      11.95
                                                                                                     ============


                See accompanying notes to financial statements.

================================================================================

                    Global Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Interest (net of $15,418 for foreign taxes withheld; including securities lending income of $442,842)......     $ 13,551,311
 Dividends (net of $201,714 for foreign taxes withheld).....................................................        4,051,102
                                                                                                                 ------------
    TOTAL INCOME............................................................................................       17,602,413
                                                                                                                 ------------
EXPENSES:
 Advisory...................................................................................................        4,403,642
 Administration.............................................................................................          381,250
 Professional...............................................................................................          173,750
 Distribution...............................................................................................          173,246
 Printing...................................................................................................          116,160
 Custodian..................................................................................................           98,852
 Other......................................................................................................          146,069
                                                                                                                 ------------
     TOTAL EXPENSES.........................................................................................        5,492,969
                                                                                                                 ------------
   NET INVESTMENT INCOME....................................................................................       12,109,444
                                                                                                                 ------------
net realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments...............................................................................................       54,822,140
  Futures contracts.........................................................................................       (5,993,590)
  Foreign currency transactions.............................................................................       (4,134,930)
                                                                                                                 ------------
     Net realized gain......................................................................................       44,693,620
                                                                                                                 ------------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency..........................................................................      (41,176,138)
  Futures contracts.........................................................................................       (1,693,063)
  Forward contracts.........................................................................................        4,947,447
  Translation of other assets and liabilities denominated in foreign currency...............................          (71,293)
                                                                                                                 ------------
     Change in net unrealized appreciation or depreciation..................................................      (37,993,047)
                                                                                                                 ------------
 Net realized and unrealized gain...........................................................................        6,700,573
                                                                                                                 ------------
 Net increase in net assets resulting from operations.......................................................     $ 18,810,017
                                                                                                                 ============


                See accompanying notes to financial statements.

================================================================================
18

                    Global Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations........................................       $    18,810,017
 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activites:
  Net realized and unrealized gain on investments............................................            (6,700,573)
  Decrease in receivable for investment securities sold......................................             8,618,236
  Decrease in dividends and interest receivable..............................................             2,683,034
  Decrease in other assets...................................................................                55,119
  Increase in payable for securities purchased...............................................             1,976,692
  Decrease in payable for investment advisory fee............................................              (139,904)
  Decrease in accrued expenses...............................................................                (4,070)
  Increase in variation margin...............................................................               967,434
  Net amortization of premium................................................................               716,822
                                                                                                    ---------------
   Net cash provided by operating activities.................................................            26,982,807
                                                                                                    ---------------
CASH FLOWS USEDFOR FINANCING ACTIVITIES:
 Purchases of investments....................................................................        (2,072,240,772)
 Proceeds from sales of investments..........................................................         2,290,447,040
 Net realized loss on futures contracts......................................................            (5,993,590)
 Net realized loss on foreign currency transactions..........................................            (4,134,930)
 Change in net unrealized appreciaton or depreciation on futures contracts...................            (1,693,063)
 Change in net unrealized appreciation or depreciation on other assets and liabilities.......               (71,293)
 Net decrease in foreign currency............................................................               312,488
                                                                                                    ---------------
   Net cash provided by investing activities.................................................           206,625,880
                                                                                                    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net capital shares transactions.............................................................          (220,959,157)
 Net decrease from securities lending........................................................            (7,471,870)
 Dividends and capital gain distributions paid...............................................            (3,401,660)
                                                                                                    ---------------
   Net cash used for financing activities....................................................          (231,832,687)
                                                                                                    ---------------
Net increase in cash.........................................................................             1,776,000
CASH AT BEGINNING OF YEAR....................................................................                15,353
                                                                                                    ---------------
CASH AT END OF YEAR..........................................................................       $     1,791,353
                                                                                                    ===============



                See accompanying notes to financial statements.

================================================================================

                      Global Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      Year Ended      Year Ended
                                                                                    June 30, 1999   June 30, 1998
                                                                                    -------------   -------------
OPERATIONS:
 Net investment income...........................................................   $  12,109,444   $  17,956,852
 Net realized gain...............................................................      44,693,620      39,774,075
 Change in net unrealized appreciation or depreciation...........................     (37,993,047)     (6,545,821)
                                                                                    -------------   -------------
 Net increase in net assets resulting from operations............................      18,810,017      51,185,106
                                                                                    -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income.........................................     (12,109,444)    (28,265,915)
Distributions in excess of net investment income.................................      (6,197,274)     (5,070,122)
Distributions from net realized gain.............................................     (33,009,121)    (35,465,456)
                                                                                    -------------   -------------
 Total distributions to shareholders*............................................     (51,315,839)    (68,801,493)
                                                                                    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold.....................................................................     410,521,495     256,422,880
 Shares issued on reinvestment of distributions..................................      47,914,179      64,950,197
 Shares redeemed.................................................................    (632,556,320)   (217,384,769)
                                                                                    -------------   -------------
 Net increase (decrease) in net assets resulting from capital share
  transactions...................................................................    (174,120,646)    103,988,308
                                                                                    -------------   -------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS......................................    (206,626,468)     86,371,921
                                                                                    -------------   -------------
NET ASSETS:
 Beginning of year...............................................................     699,342,723     612,970,802
                                                                                    -------------   -------------
 End of year (including undistributed net investment
  income of $753,116 and ($845,490), respectively)...............................   $ 492,716,255   $ 699,342,723
                                                                                    =============   =============

*DISTRIBUTIONS BY CLASS:
Distributions from and in excess of net investment income:
 Brinson Class I.................................................................     (17,500,696)    (32,129,657)
 Brinson Class N.................................................................        (753,377)         (9,572)
 UBS Investment Funds Class......................................................         (52,645)     (1,196,808)
Distributions from net realized gain:
 Brinson Class I.................................................................     (31,201,392)    (33,973,096)
 Brinson Class N.................................................................      (1,710,286)            (53)
 UBS Investment Funds Class......................................................         (97,443)     (1,492,307)
                                                                                    -------------   -------------

Total distributions to shareholders..............................................     (51,315,839)    (68,801,493)
                                                                                    =============   =============


                See accompanying notes to financial statements.


===============================================================================
20

                      Global Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                         Year Ended June 30,                  July 31, 1995*
                                                             -------------------------------------------        Through
UBS Investment Funds Class                                      1999               1998            1997       June 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................         $ 12.71          $ 13.05         $ 12.18      $  11.60
 Income from investment operations:....................      ----------          -------         -------      --------
  Net investment income................................            0.20             0.30            0.34          0.39
  Net realized and unrealized gain.....................            0.25             0.61            1.75          1.10
                                                             ----------          -------         -------      --------
      Total income from investment operations..........            0.45             0.91            2.09          1.49
                                                             ----------          -------         -------      --------
 Less distributions:
  Distributions from and in excess of net
   investment income...................................           (0.37)           (0.55)          (0.57)        (0.59)
  Distributions from net realized gain.................           (0.84)           (0.70)          (0.65)        (0.32)
                                                             ----------          -------         -------      --------
     Total distributions...............................           (1.21)           (1.25)          (1.22)        (0.91)
                                                             ----------          -------         -------      --------
Net asset value, end of year...........................         $ 11.95          $ 12.71         $ 13.05      $  12.18
                                                             ==========          =======         =======      ========

Total return (non-annualized)..........................            3.92%            7.60%          18.13%        13.24%
Ratios/Supplemental data:

  Net assets, end of year (in 000s)....................         $22,060          $30,436         $26,303      $ 14,030
  Ratio of expenses to average net assets..............            1.61%            1.59%           1.64%         1.69%**
  Ratio of net investment income to average
    net assets.........................................            1.58%            2.05%           2.38%         3.04%**
  Portfolio turnover rate..............................             105%              88%            150%          142%

*  Commencement of UBS Investment Funds Class
** Annualized


                See accompanying notes to financial statements.



================================================================================

Global Bond Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

In managing the Global Equity Fund, our investment research focuses on identifying discrepancies between a security's fundamental value and its observed market price -- both across and within global equity markets. We exploit these discrepancies using a disciplined fundamental approach. Our research teams evaluate companies in their markets around the world and assign relative price/value rankings based on the present value of each company's expected future cash flows. Industry and factor teams, in cooperation with the dedicated country strategy team, use our global network of resources to systematically develop portfolio strategy in the context of integrated global capital markets. Currency strategies are separately developed and coordinated with country allocations.

The UBS Investment Fund -- Global Equity has provided an annualized return of 14.44% since its inception, July 31, 1995. Its benchmark, the MSCI World Equity
(Free) Index has returned 17.58% over the same period. The Fund achieved these results while maintaining a risk or volatility level much lower than the benchmark at 11.50% versus 13.76%. The lower risk level implies that the Fund has generated a relatively constant return stream over time, protecting its investors from unwanted fluctuations in the Fund's value. For the year-to-date period, the Fund has returned 6.68% versus the benchmark return of 8.57%.

For the year-to-date period, security selection was the largest cause of the Fund's underperformance relative to the index. More specifically, our underweights of large growth-oriented stocks and internet-related technology stocks in the U.S. detracted from performance. While a shift toward value-oriented cyclicals boosted Fund performance in the second quarter, earlier influences dominate year-to-date results. We continue to believe that the U.S. equity market is overvalued by a wide margin, and maintain our underweight. Security selection in Japan also hampered performance as some of the financially risky stocks (which we have steered away from) provided strong returns during the first part of the year, as expectations for some strengthening in the Japanese economy were increased. Currency allocation provided the largest positive contribution, mainly due to the Fund's overweights in the Australian dollar and Swedish krona, two of the strongest performing currencies for the year.

Equity prices in Australia/New Zealand are still depressed, having been disproportionately impacted by their geographic proximity to Asia and the related cyclical downturn in basic material prices. In the case of Japan, long-term fundamental valuation of the equity market is critically dependent upon expectations of government reform of the domestic microeconomic environment, and the nature and timing of overdue corporate restructuring. While we believe that restructuring may raise profit margins in Japan to levels of a decade ago, it is unlikely that they will reach levels similar to those found in Continental Europe or the U.K. The implications for employment, bankruptcy and social stress are too severe. As a result, we maintain our neutral exposure to Japan at the present time.

The current set of socialist-oriented governments in core Europe seems to have slowed previous reform momentum there. While we continue to expect a policy that is more favorable to capital returns over the long run (driven by a combination of demographic pressure and globalization of capital markets), near term prospects have dimmed. As a result, we favor U.K. equities over those of Continental Europe.

================================================================================
22

Global Equity Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

Total Return

                                                                             6 months       1 year        3 years      7/31/95*
                                                                               ended         ended         ended         to
                                                                              6/30/99       6/30/99       6/30/99      6/30/99
-------------------------------------------------------------------------------------------------------------------------------
UBS Investment Fund -- Global Equity                                         6.68%          9.28%         12.46%       14.44%
-------------------------------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                                               8.57           15.87         18.53        17.58
-------------------------------------------------------------------------------------------------------------------------------

*Inception date of the UBS Investment Fund -- Global Equity.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

     Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund -- Global Equity and the MSCI World Equity (Free) Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Investment Fund - Global Equity
vs. MSCI World Equity (Free) Index
Wealth Value with Dividends Reinvested

---------------------------------
Date          Brinson  MSCI Index
---------------------------------
 7/31/95      $10,000     $10,000
 8/31/95      $10,155     $ 9,777
 9/30/95      $10,329     $10,066
10/31/95      $10,300     $ 9,909
11/30/95      $10,667     $10,255
12/31/95      $10,993     $10,556
 1/31/96      $11,312     $10,753
 2/29/96      $11,354     $10,818
 3/31/96      $11,539     $10,998
 4/30/96      $11,858     $11,256
 5/31/96      $11,889     $11,265
 6/30/96      $11,925     $11,325
 7/31/96      $11,544     $10,925
 8/31/96      $11,739     $11,054
 9/30/96      $12,110     $11,488
10/31/96      $12,152     $11,567
11/30/96      $12,760     $12,219
12/31/96      $12,787     $12,025
 1/31/97      $12,899     $12,172
 2/28/97      $13,067     $12,311
 3/31/97      $13,011     $12,064
 4/30/97      $13,067     $12,460
 5/31/97      $13,832     $13,231
 6/30/97      $14,351     $13,889
 7/31/97      $14,813     $14,531
 8/31/97      $14,125     $13,547
 9/30/97      $14,711     $14,284
10/31/97      $13,900     $13,534
11/30/97      $13,888     $13,771
12/31/97      $14,048     $13,939
 1/31/98      $14,271     $14,330
 2/28/98      $15,138     $15,299
 3/31/98      $15,757     $15,943
 4/30/98      $15,720     $16,099
 5/31/98      $15,658     $15,904
 6/30/98      $15,520     $16,276
 7/31/98      $15,433     $16,251
 8/31/98      $13,734     $14,085
 9/30/98      $13,932     $14,335
10/31/98      $14,850     $15,634
11/30/98      $15,408     $16,565
12/31/98      $15,897     $17,370
 1/31/99      $15,897     $17,752
 2/28/99      $15,404     $17,280
 3/31/99      $15,885     $17,997
 4/30/99      $16,960     $18,709
 5/31/99      $16,340     $18,020
 6/30/99      $16,960     $18,858

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

Global Equity Fund

-----------------------------------------------------------------
[UBS LOGO APPEARS HERE]

Market Allocation

As of June 30, 1999

                                                       Current
                                          Benchmark    Strategy
-----------------------------------------------------------------
U.S.                                           52.0%        43.0%
Australia                                       1.3          5.1
Austria                                         0.1          0.1
Belgium                                         0.6          0.7
Canada                                          2.0          1.7
Denmark                                         0.4          0.2
Finland                                         0.9          1.1
France                                          4.5          5.2
Germany                                         4.5          6.0
Hong Kong                                       1.2          0.0
Ireland                                         0.2          0.0
Italy                                           2.0          1.5
Japan                                          11.0         11.0
Netherlands                                     2.6          2.7
New Zealand                                     0.1          0.6
Norway                                          0.2          0.1
Portugual                                       0.2          0.2
Singapore                                       0.4          0.8
Spain                                           1.4          1.3
Sweden                                          1.1          1.5
Switzerland                                     3.1          3.0
United Kingdom                                 10.2         14.2
Cash Reserves                                   0.0          0.0
-----------------------------------------------------------------
                                              100.0%       100.0%


Top Ten U.S. Equity Holdings

As of June 30, 1999

                                                      Percent of
                                                      Net Assets
-----------------------------------------------------------------
 1. Xerox Corp.                                             2.33%
 2. FDX Corp.                                               1.58
 3. Burlington Northern Santa Fe Corp.                      1.48
 4. Raytheon Co., Class B                                   1.36
 5. Electronic Data Systems Corp.                           1.34
 6. Corning, Inc.                                           1.32
 7. Aetna, Inc.                                             1.27
 8. Lockheed Martin Corp.                                   1.13
 9. General Instrument Corp.                                1.04
10. CIGNA Corp.                                             1.03
-----------------------------------------------------------------


Currency Allocation

As of June 30, 1999

                                    Current
                       Benchmark   Strategy
--------------------------------------------
U.S.                        52.0%      49.2%
Australia                    1.3        6.8
Canada                       2.0        2.0
Denmark                      0.4        0.4
Euro                        17.0       27.0
Hong Kong                    1.2        0.0
Japan                       11.0        3.0
New Zealand                  0.1        0.6
Norway                       0.2        0.2
Singapore                    0.4        0.4
Sweden                       1.1        5.1
Switzerland                  3.1        3.1
United Kingdom              10.2        2.2
--------------------------------------------
                           100.0%     100.0%


Top Ten Global (Ex-U.S.) Equity Holdings

As of June 30, 1999

                                                             Percent of
                                                             Net Assets
-----------------------------------------------------------------------
 1. BP Amoco PLC                                                1.08%
 2. Veba AG                                                     1.01
 3. ING Groep NV                                                0.86
 4. Nestle S.A. (Reg.)                                          0.84
 5. Lloyds TSB Group PLC                                        0.80
 6. Glaxo Wellcome PLC                                          0.79
 7. Marks & Spencer PLC                                         0.78
 8. General Electric Co. PLC                                    0.73
 9. Bayer AG                                                    0.72
10. Siemens AG                                                  0.72
-----------------------------------------------------------------------

=======================================================================
24

Global Equity Fund

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999

---------------------------------------------------------------------------------------
U.S. EQUITIES
Energy......................................................................      0.28%
Capital Investment
   Capital Goods............................................................      4.46
   Technology...............................................................      5.88
                                                                                ------
                                                                                 10.34
Basic Industries
   Chemicals................................................................      1.69
   Housing/Paper............................................................      3.09
   Metals...................................................................      1.17
                                                                                ------
                                                                                  5.95
Consumer
   Non-Durables.............................................................      1.28
   Retail/Apparel...........................................................      2.29
   Autos/Durables...........................................................      1.56
   Health: Drugs............................................................      1.83
   Health: Non-Drugs........................................................      2.12
                                                                                ------
                                                                                  9.08
Financial
   Banks....................................................................      4.41
   Non-Banks................................................................      3.30
                                                                                ------
                                                                                  7.71
Utilities
   Electric.................................................................      1.66
   Telephone................................................................      0.67
                                                                                ------
                                                                                  2.33
Transportation..............................................................      3.61
Services/Misc...............................................................      2.49
                                                                                ------
            Total U.S. Equities.............................................     41.79

GLOBAL (EX-U.S.) EQUITIES
Aerospace & Military........................................................      0.65
Airlines....................................................................      0.73
Appliances &Household.......................................................      1.04
Autos/Durables..............................................................      1.38
Banking.....................................................................      6.25
Beverages and Tobacco.......................................................      1.80
Broadcasting & Publishing...................................................      2.69
Building Materials..........................................................      0.64
Business & Public Service...................................................      2.31
Chemicals...................................................................      2.38
Construction................................................................      0.31%
Data Processing.............................................................      0.72
Electric Components.........................................................      0.61
Electronics.................................................................      3.08
Energy......................................................................      3.88
Financial Services..........................................................      1.31
Food & House Products.......................................................      2.35
Forest Products.............................................................      0.70
Health & Personal Care......................................................      3.76
Industrial Components.......................................................      1.22
Insurance...................................................................      3.13
Leisure & Tourism...........................................................      0.22
Machinery & Engineering.....................................................      0.39
Merchandising...............................................................      2.99
Metals--Steel...............................................................      0.20
Multi-Industry..............................................................      0.92
Non-Ferrous Metals..........................................................      1.19
Real Estate.................................................................      0.44
Recreation..................................................................      0.43
Telecommunications..........................................................      5.21
Textiles & Apparel..........................................................      0.12
Transportation..............................................................      0.66
Utilities...................................................................      3.07
Wholesale & International Trade.............................................      0.27
                                                                                ------
            Total Global (Ex-U.S.) Equities.................................     57.05
                                                                                ------
SHORT-TERM INVESTMENTS......................................................      1.18
                                                                                ------
            TOTAL INVESTMENTS...............................................    100.02
                                                                                ------
LIABILITIES, LESS CASH
 AND OTHER ASSETS...........................................................     (0.02)
                                                                                ------
            NET ASSETS......................................................    100.00%
                                                                                ======
---------------------------------------------------------------------------------------

================================================================================

                 Global Equity Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                                              Shares            Value
                                                             --------       --------------
Equities--98.84%
U.S. Equities--41.79%
Advanced Micro Devices, Inc. (b)..........................     17,800       $      321,513
Aetna, Inc................................................     12,300            1,100,081
Allergan, Inc.............................................      3,900              432,900
Alza Corp. (b)............................................     16,200              824,175
American Standard Companies, Inc. (b).....................      8,500              408,000
Aon Corp..................................................     20,925              863,156
Armstrong World Industries, Inc...........................      2,200              127,188
BankBoston Corp...........................................      4,500              230,063
Baxter International, Inc.................................      9,000              545,625
Burlington Northern Santa Fe Corp.........................     41,300            1,280,300
Champion Enterprises, Inc. (b)............................      6,700              124,788
Champion International Corp...............................      2,600              124,475
Chase Manhattan Corp......................................      7,100              615,037
CIGNA Corp................................................     10,000              890,000
Circuit City Stores-Circuit City Group....................      7,600              706,800
CMS Energy Corp...........................................      7,600              318,250
CommScope, Inc. (b).......................................      7,133              219,340
Compaq Computer Corp......................................      2,400               56,850
Computer Sciences Corp. (b)...............................      3,700              255,994
Compuware Corp. (b).......................................      8,600              273,588
Comverse Technology, Inc. (b).............................      2,637              199,094
Consolidated Stores Corp. (b).............................     10,500              283,500
Corning, Inc..............................................     16,200            1,136,025
Covance, Inc. (b).........................................      6,500              155,594
Crown Cork & Seal Co., Inc................................      2,100               59,850
Delphi Automotive Systems Corp............................     14,900              276,581
Dial Corp.................................................      4,300              159,906
Dominion Resources, Inc...................................      2,000               86,625
Eastman Chemical Co.......................................      4,600              238,050
Electronic Data Systems Corp..............................     20,500            1,159,531
Eli Lilly and Co..........................................      4,500              322,312
Entergy Corp..............................................     21,600              675,000
FDX Corp. (b).............................................     25,200            1,367,100
Federal-Mogul Corp........................................      4,100              213,200
First American Corp. of Tennessee.........................      2,200               91,438
First Data Corp...........................................     17,304              846,814
First Security Corp.......................................      4,050              110,363
First Union Corp..........................................      6,900              324,300
Fleet Financial Group, Inc................................     10,300              457,062
Fleetwood Enterprises, Inc................................      5,300              140,119
Food Lion Inc., Class A...................................     24,100              286,188
Fort James Corp...........................................     14,300              541,612
GATX Corp.................................................      1,100               41,869
General Instrument Corp. (b)..............................     21,100              896,750
Genzyme Corp. (b).........................................      3,300              160,050
Genzyme Surgical Products Division (b)....................        591                2,603
Geon Co...................................................      1,400               45,150
GreenPoint Financial Corp.................................     12,400              406,875
Hibernia Corp.............................................      8,700              136,481
Household International, Inc..............................     13,400              634,825
Illinois Tool Works, Inc..................................      2,500              205,000
IMC Global, Inc...........................................     15,000              264,375
Johnson Controls, Inc.....................................      3,900              270,319
Kimberly-Clark Corp.......................................      9,600              547,200
Lafarge Corp..............................................      4,500              159,469
Lear Corp. (b)............................................      9,900       $      492,525
Lockheed Martin Corp......................................     26,202              976,024
Lyondell Chemical Company.................................     11,900              245,438
Martin Marietta Materials, Inc............................      2,435              143,665
Masco Corp................................................     25,800              744,975
Mattel, Inc...............................................     11,700              309,319
MCN Energy Group, Inc.....................................      2,800               58,100
Nabisco Holdings Corp.....................................      1,600               69,200
National Service Industries, Inc..........................      3,600              129,600
New York Times Co.........................................      4,400              161,975
Newell Rubbermaid, Inc....................................      8,500              395,250
Nextel Communications, Inc. (b)...........................     11,500              577,156
Norfolk Southern Corp.....................................     14,200              427,775
Peco Energy Co............................................      8,510              356,356
Pentair, Inc..............................................      4,400              201,300
Philip Morris Companies, Inc..............................     13,100              526,456
PNC Bank Corp.............................................      6,700              386,087
Praxair, Inc..............................................      7,000              342,562
Raytheon Co., Class B.....................................     16,700            1,175,263
Regions Financial Corp....................................      2,100               80,719
Southdown, Inc............................................      4,776              306,858
St. Jude Medical, Inc. (b)................................     11,700              416,812
Tyson Foods, Inc..........................................     15,400              346,500
U.S. Bancorp..............................................     10,563              359,142
Ultramar Diamond Shamrock Corp............................      8,552              186,541
United Healthcare Corp....................................      8,300              519,787
USG Corp..................................................      3,800              212,800
Vencor, Inc. (b)..........................................      9,100                1,365
Ventas, Inc...............................................      5,600               30,100
Viad Corp.................................................      8,100              250,594
W.W. Grainger, Inc........................................      1,700               91,481
Wells Fargo and Co........................................     14,400              615,600
Westvaco Corp.............................................      3,600              104,400
Xerox Corp................................................     34,100            2,014,031
York International Corp...................................      5,100              218,344
                                                                               -----------
Total U.S. Equities.......................................                      36,093,454
                                                                               -----------

Global (Ex-U.S.) Equities--57.05%
Australia--5.04%
Amcor Ltd.................................................     14,200               78,933
Amp Ltd...................................................     17,300              189,123
Brambles Industries Ltd...................................      6,900              181,771
Broken Hill Proprietary Co., Ltd..........................     39,350              455,802
CSR Ltd...................................................     54,400              155,552
David Jones Ltd...........................................     48,400               47,413
Lend Lease Corp., Ltd.....................................     13,194              181,151
National Australia Bank Ltd...............................     34,875              577,095
News Corp., Ltd...........................................     58,540              499,458
News Corp., Ltd., Preferred...............................     13,300              101,326
Orica Ltd.................................................      4,000               21,845
Qantas Airways Ltd........................................     73,977              244,338
QBE Insurance Group Ltd...................................     25,042               95,308
Rio Tinto Ltd.............................................     14,363              235,504
Santos Ltd................................................     26,000               85,187
Telstra Corp., Ltd........................................     98,400              563,839
Westpac Banking Corp., Ltd................................     57,945              375,868

================================================================================
26

                 Global Equity Fund -- Schedule of Investments


June 30, 1999

--------------------------------------------------------------------------------

                                               Shares       Value
                                               ------     ----------
WMC Ltd..................................      30,800     $  132,309
Woolworth's Ltd..........................      39,900        132,709
                                                          ----------
                                                           4,354,531
                                                          ----------
Austria -- 0.06%
Austria Tabakwerke AG....................         900         52,442
                                                          ----------
Belgium -- 0.75%
Fortis (B)...............................      15,562        488,695
KBC Bancassurance Holding................       2,620        155,365
                                                          ----------
                                                             644,060
                                                          ----------
Canada -- 1.19%
Agrium, Inc..............................       6,200         54,037
Alcan Aluminum Ltd.......................       2,300         72,647
Bank of Montreal.........................       1,400         50,605
Canadian National Railway Co.............       1,400         93,548
Canadian Pacific Ltd.....................       4,116         97,331
Hudson's Bay Co..........................       4,300         47,936
Imasco Ltd...............................       2,300         61,692
Imperial Oil Ltd.........................       3,600         68,103
Magna International, Inc., Class A.......         600         33,788
Newbridge Networks Corp. (b).............       1,900         53,915
NOVA Chemicals Corp......................       2,597         60,534
Potash Corporation of Saskatchewan, Inc..         600         30,870
Royal Bank of Canada.....................       1,600         70,265
Seagram Co., Ltd.........................         700         34,690
Shaw Communications, Inc., Class B.......       3,000        118,168
TransCanada Pipelines Ltd................       3,988         55,909
Westcoast Energy, Inc....................       1,000         19,526
                                                          ----------
                                                           1,023,564
                                                          ----------

Denmark -- 0.22%
Tele Danmark A/S.........................       3,800        187,041
                                                          ----------

Finland -- 1.14%
Merita Ltd., Class A.....................      36,700        208,546
Nokia Oyj................................       5,400        473,367
UPM-Kymmene Corp.........................      10,700        306,770
                                                          ----------
                                                             988,683
                                                          ----------

France -- 5.30%
Aerospatiale Matra.......................       7,180        165,496
Air Liquide..............................       1,638        257,614
Banque Nationale de Paris................       2,922        243,487
Carrefour S.A............................       1,500        220,440
Cie de Saint Gobain......................       1,136        181,005
Elf Aquitaine S.A........................       2,832        415,607
France Telecom S.A.......................       4,540        342,964
Air France (b)...........................       9,780        174,490
Groupe Danone............................       1,230        317,125
Michelin, Class B........................       3,031        124,003
Rhone-Poulenc, Class A...................       4,550        207,921
SEITA....................................       9,070        523,818
Societe Generale.........................       1,223        215,553
Suez Lyonnaise des Eaux S.A..............       1,687     $  304,292
Thomson CSF..............................      10,045        349,112
Total Fina S.A., Class B.................       2,249        290,156
Vivendi..................................       3,009        243,755
                                                          ----------
                                                           4,576,838
                                                          ----------
Germany -- 6.01%
Allianz AG...............................       1,463        408,882
Bayer AG.................................      14,890        619,617
Continental AG...........................       9,100        217,728
DaimlerChrysler AG.......................       4,625        403,999
Deutsche Bank AG.........................       8,811        537,029
Deutsche Telekom AG......................       9,960        418,574
Deutsche Telekom AG, Rights (b)..........       9,960          1,951
Dresdner Bank AG.........................       8,400        326,592
Mannesmann AG............................       3,250        486,000
SAP AG...................................         400        137,163
Siemens AG...............................       8,020        618,673
Veba AG..................................      14,810        873,647
Volkswagen AG............................       2,140        138,091
                                                          ----------
                                                           5,187,946
                                                          ----------

Italy -- 1.53%
Assicurazioni Generali...................       9,700        336,121
ENI Spa..................................      66,000        394,101
ENI Spa ADR..............................       1,700        102,000
La Rinascente Spa........................      20,875        158,018
Montedison Spa...........................      86,091        140,282
San Paolo-imi, Spa.......................      13,911        189,373
                                                          ----------
                                                           1,319,895
                                                          ----------

Japan -- 10.99%
Acom Co., Ltd............................       2,100        181,304
Amada Co., Ltd...........................      11,000         77,702
Bank of Tokyo-Mitsubushi Ltd.............      18,000        256,229
Bridgestone Corp.........................       6,000        181,428
Canon, Inc...............................       9,000        258,757
Citizen Watch Co., Ltd...................      10,000         86,748
Dai Nippon Printing Co., Ltd.............      10,000        159,864
Daiichi Pharmaceutical Co., Ltd..........       9,000        139,640
Daikin Industries Ltd....................      22,000        255,370
Daiwa House Industry Co., Ltd............       5,000         52,586
Denso Corp., Ltd.........................       9,000        182,915
East Japan Railway Co....................          31        166,474
Fanuc....................................       4,300        230,915
Fuji Photo Film..........................       3,000        113,516
Fujitsu..................................      18,000        362,112
Honda Motor Co...........................       8,000        339,061
Hoya Corp................................       2,000        112,855
Ito Yokado Co., Ltd......................       5,000        334,600
Kaneka Corp..............................      11,000        103,602
Kao Corp.................................       7,000        196,629
Kirin Brewery Co., Ltd...................      12,000        143,754
Kokuyo...................................       3,000         48,331
Kuraray Co., Ltd.........................      13,000        156,378
Marui Co., Ltd...........................       6,000         99,141
Matsushita Electric Industrial Co........      13,000        252,396

================================================================================
                                                                              27

                  Global Equity Fund--Schedule of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                  Shares        Value
                                                  ------  -----------
Mitsubishi Estate Co., Ltd......................  20,000  $   195,142
Mitsubishi Corp.................................  35,000      237,112
NGK Insulators..................................  17,000      177,528
Nintendo Corp., Ltd.............................   1,100      154,585
Nippon Meat Packers, Inc........................   8,000      104,428
Nippon Steel Co.................................  73,000      169,473
Nippon Telegraph & Telephone Corp...............      46      535,856
Nomura Securities Co., Ltd......................  18,000      210,724
Obayashi Corp...................................  17,000       85,534
Osaka Gas Co....................................  52,000      176,570
Sankyo Co., Ltd.................................   8,000      201,586
Sanwa Bank Ltd..................................  12,000      118,077
Secom Co., Ltd..................................   3,000      312,293
Sega Enterprises Ltd............................   1,000       13,227
Sekisui House Ltd...............................  12,000      129,478
Shin-Etsu Chemical Co., Ltd.....................   2,000       66,920
Sony Corp.......................................   2,300      247,976
Sumitomo Bank...................................  13,000      161,211
Sumitomo Chemical Co............................  26,000      119,217
Sumitomo Electric Industries....................  12,000      136,418
Takeda Chemical Industries......................   7,000      324,438
TDK Corp........................................   2,000      182,915
Tokio Marine & Fire Insurance Co................  10,000      108,642
Tokyo Electric Power............................  11,000      232,196
Toshiba Corp....................................  25,000      178,247
Toyota Motor Corp...............................  10,000      316,424
Yamato Transport Co., Ltd.......................   6,000      104,594
                                                          -----------
                                                            9,493,118
                                                          -----------
Netherlands - 2.78%
Elsevier NV.....................................  31,100      360,826
Heineken NV.....................................   2,393      122,531
ING Groep NV....................................  13,762      745,120
Koninklijke KPN NV..............................   8,644      405,612
Royal Dutch Petroleum Co........................   8,275      484,732
Unilever NV.....................................   4,236      285,487
                                                          -----------
                                                            2,404,308
                                                          -----------
New Zealand - 0.84%
Auckland International Airport Ltd..............  32,000       49,175
Carter Holt Harvey Ltd..........................  48,000       57,483
Fletcher Challenge Paper........................  73,100       54,617
Lion Nathan Ltd.................................  36,000       86,225
Telecom Corp. of New Zealand Ltd................ 111,400      478,150
                                                          -----------
                                                              725,650
                                                          -----------
Norway - 0.22%
Norsk Hydro ASA.................................   2,100       79,225
Norske Skogindustrier ASA.......................   3,000      110,511
                                                          -----------
                                                              189,736
                                                          -----------
Portugal - 0.24%
EDP Electricidade de Portugal S.A...............  11,500      207,075
                                                          -----------
Singapore - 0.69%
Singapore Press Holdings Ltd....................  24,046      409,594
United Overseas Bank Ltd. (Frgn.)...............  27,000      188,723
                                                          -----------
                                                              598,317
                                                          -----------
Spain - 1.28%
Banco Popular S.A...............................   2,883  $   207,383
Banco Santander Central Hispano, S.A............  32,134      334,712
Endesa, S.A.....................................  10,383      221,441
Telefonica, S.A. (b)............................   7,090      341,540
                                                          -----------
                                                            1,105,076
                                                          -----------
Sweden - 1.52%
Electrolux AB,  B Shares........................  19,060      399,045
Ericsson LM, B Shares...........................  10,080      323,077
Investor AB, B Shares...........................  18,240      203,811
Nordbanken Holding AB...........................  23,910      139,770
Swedish Match AB................................  69,250      246,798
                                                          -----------
                                                            1,312,501
                                                          -----------
Switzerland - 3.10%
Adecco S.A......................................     220      117,882
Holderbank Financiere Glarus AG, B Shares.......     180      212,466
Holderbank Financiere Glarus AG, Rights.........      24          352
Nestle S.A. (Reg.)..............................     402      724,303
Novartis AG (Reg.)..............................     415      605,976
Roche Holding AG (Gen.).........................      53      544,796
Swiss Reinsurance Co. (Reg.)....................      35       66,641
Swisscom AG (Reg.)..............................   1,083      407,536
                                                          -----------
                                                            2,679,952
                                                          -----------
United Kingdom - 14.15%
Allied Zurich PLC...............................  23,375      293,846
AstraZeneca PLC.................................   6,639      256,811
Barclays PLC....................................  12,000      349,180
BOC Group PLC...................................  29,000      566,834
Boots Company PLC...............................  19,500      231,609
British Aerospace PLC...........................   7,000       45,433
British Airways PLC.............................  31,000      213,907
BP Amoco PLC....................................  51,904      930,247
British Telecommunications PLC..................  20,000      335,120
Charter PLC.....................................  49,922      292,733
Coats Viyella PLC............................... 128,250      103,101
Diageo PLC......................................  32,630      340,753
FKI PLC......................................... 122,405      380,220
General Electric Co. PLC........................  61,820      630,478
Glaxo Wellcome PLC..............................  24,620      684,191
Greenalls Group PLC.............................  33,500      187,461
House of Fraser PLC.............................  45,250       62,411
Lloyds TSB Group PLC............................  51,220      694,344
Marks & Spencer PLC............................. 116,120      671,753
Mirror Group PLC................................  66,000      256,322
National Power PLC..............................  49,500      360,482
Nycomed Amersham PLC............................  41,000      285,009
Peninsular & Oriental Steam Navigation Co.......  13,475      202,316
Prudential Corp. PLC............................  39,000      574,180
Reckitt & Colman PLC............................  18,000      187,689
Reed International PLC..........................  35,000      233,508
Rio Tinto Ltd...................................  35,020      587,071
RJB Mining PLC..................................  52,500       43,447
Royal & Sun Alliance Insurance Group PLC........  16,162      144,959
Sainsbury (J.) PLC..............................  13,500       85,120

================================================================================

                 Global Equity Fund -- Schedule of Investments

June 30, 1999

--------------------------------------------------------------------------------

                                                   Shares           Value
                                                 ----------      -----------
Scottish Southern Energy PLC................         49,650      $   507,926
Tesco PLC...................................        190,250          489,570
Thames Water PLC............................         15,458          245,125
Unilever PLC................................         24,000          213,556
United News & Media PLC.....................         36,000          346,154
Yorkshire Water PLC.........................         27,500          191,165
                                                                 -----------
                                                                  12,224,031
                                                                 -----------
Total Global (Ex-U.S.) Equities.............                      49,274,764
                                                                 -----------
Total Equities (Cost $69,139,277)...........                      85,368,218
                                                                 -----------

Short-Term Investments - 1.18%
Investment Companies - 1.18%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund
  (Cost $1,022,188).........................     1,022,188       $ 1,022,188
                                                                 -----------
Total Investments
  (Cost $70,161,465) - 100.02% (a)..........                      86,390,406

Liabilities, less cash and other
  assets - (0.02%)..........................                         (22,199)
                                                                 -----------
Net Assets - 100%...........................                     $86,368,207
                                                                 ===========

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $70,161,465; and net unrealized appreciation consisted of:
          Gross unrealized appreciation.............        $ 18,488,893
          Gross unrealized depreciation.............          (2,259,952)
                                                            ------------
               Net unrealized appreciation..........        $ 16,228,941
                                                            ============

(b)  Non-income producing security
FORWARD FOREIGN CURRENCY CONTRACTS
The Global Equity Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                              Settlement       Local        Current      Unrealized
                                                 Date        Currency        Value       Gain/(Loss)
                                              ----------  ------------- ---------------  -----------
Forward Foreign Currency Buy Contracts
Australian Dollar.........................     12/3/99       2,300,000    $ 1,525,877    $   21,010
Canadian Dollar...........................     12/3/99       5,500,000      3,723,714        (7,123)
Euro......................................     12/3/99       3,400,000      3,549,505       (57,895)
Swedish Krona.............................     12/3/99      26,600,000      3,161,221        30,520
Forward Foreign Currency Sale Contracts
British Pound.............................     12/3/99       6,500,000     10,344,610       130,813
Japanese Yen..............................     12/3/99     818,000,000      6,923,483        13,424
                                                                                         ----------
     Total.....................................                                          $  130,749
                                                                                         ==========

                See accompanying notes to financial statements.

================================================================================

                  Global Equity Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
 Investments, at value:
   Unaffiliated issuers (Cost $69,139,277).......................................................................      $ 85,368,218
   Affiliated issuers (Cost $1,022,188)..........................................................................         1,022,188
 Foreign currency, at value (Cost $517,126)......................................................................           518,741
 Receivables:
  Investment securities sold.....................................................................................           351,137
  Dividends......................................................................................................           183,865
  Interest.......................................................................................................             2,812
  Fund shares sold...............................................................................................           134,588
 Net unrealized appreciation on forward foreign currency contracts...............................................           130,749
 Other assets....................................................................................................             2,450
                                                                                                                       ------------
     TOTAL ASSETS................................................................................................        87,714,748
                                                                                                                       ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................................................................           782,515
  Fund shares redeemed...........................................................................................           423,872
  Investment advisory fees.......................................................................................            53,551
  Accrued expenses...............................................................................................            86,603
                                                                                                                       ------------
     TOTAL LIABILITIES...........................................................................................         1,346,541
                                                                                                                       ------------
NET ASSETS.......................................................................................................      $ 86,368,207
                                                                                                                       ============
NET ASSETS CONSIST OF:
 Paid in capital.................................................................................................      $ 65,256,033
 Accumulated undistributed net investment income.................................................................           302,311
 Accumulated net realized gain...................................................................................         4,451,473
 Net unrealized appreciation.....................................................................................        16,358,390
                                                                                                                       ------------
     NET ASSETS..................................................................................................      $ 86,368,207
                                                                                                                       ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $42,106,094 and 3,136,505 shares issued and outstanding)......................................................      $      13.42
                                                                                                                       ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $220,133 and 16,424 shares issued and outstanding)............................................................      $      13.40
                                                                                                                       ============
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $44,041,980 and 3,285,531 shares issued and outstanding)......................................................      $      13.40
                                                                                                                       ============

               See accompanying notes to financial statements.

================================================================================
30

                  Global Equity Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends (net of $122,328 for foreign taxes withheld)..........................................................       $1,543,814
 Interest........................................................................................................          103,965
                                                                                                                        ----------
     TOTAL INCOME................................................................................................        1,647,779
                                                                                                                        ----------
EXPENSES:
 Advisory........................................................................................................          628,067
 Distribution....................................................................................................          362,686
 Printing........................................................................................................           66,751
 Professional....................................................................................................           44,351
 Custodian.......................................................................................................           26,931
 Other...........................................................................................................           58,844
                                                                                                                        ----------
     TOTAL EXPENSES..............................................................................................        1,187,630
                                                                                                                        ----------
     Expenses waived by Advisor..................................................................................          (36,960)
                                                                                                                        ----------
     NET EXPENSES................................................................................................        1,150,670
                                                                                                                        ----------
     NET INVESTMENT INCOME.......................................................................................          497,109
                                                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments....................................................................................................        5,304,186
  Futures contracts..............................................................................................         (511,514)
  Foreign currency transactions..................................................................................          804,005
                                                                                                                        ----------
     Net realized gain...........................................................................................        5,596,677
                                                                                                                        ----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency...............................................................................          346,586
  Futures contracts..............................................................................................          575,614
  Forward contracts..............................................................................................          214,544
  Translation of other assets and liabilities denominated in foreign currency....................................           (4,441)
                                                                                                                        ----------
     Change in net unrealized appreciation or depreciation.......................................................        1,132,303
                                                                                                                        ----------
 Net realized and unrealized gain................................................................................        6,728,980
                                                                                                                        ----------
 Net increase in net assets resulting from operations............................................................       $7,226,089
                                                                                                                        ==========


                See accompanying notes to financial statements.

================================================================================

                  Global Equity Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     Year Ended       Year Ended
                                                                                                    June 30, 1999    June 30, 1998
                                                                                                    -------------    -------------
OPERATIONS:
 Net investment income............................................................................  $     497,109    $     677,369
 Net realized gain................................................................................      5,596,677        6,903,703
 Change in net unrealized appreciation or depreciation............................................      1,132,303       (1,282,988)
                                                                                                    -------------    -------------
 Net increase in net assets resulting from operations.............................................      7,226,089        6,298,084
                                                                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I.................................................................................       (384,423)        (242,673)
  Brinson Class N.................................................................................         (2,181)             (11)
  UBSInvestment Funds Class.......................................................................       (219,326)        (397,017)
 Distributions from net realized gain:
  Brinson Class I.................................................................................       (352,100)      (1,266,777)
  Brinson Class N.................................................................................         (2,950)             (82)
  UBSInvestment Funds Class.......................................................................       (713,059)      (5,307,194)
                                                                                                    -------------    -------------
  Total distributions to shareholders.............................................................     (1,674,039)      (7,213,754)
                                                                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold......................................................................................     34,808,631       40,216,740
 Shares issued on reinvestment of distributions...................................................      1,462,446        6,378,677
 Shares redeemed..................................................................................    (37,326,928)     (73,542,587)
                                                                                                    -------------    -------------
 Net decrease in net assets resulting from capital share transactions.............................     (1,055,851)     (26,947,170)
                                                                                                    -------------    -------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS......................................................      4,496,199      (27,862,840)
                                                                                                    -------------    -------------
NET ASSETS:
 Beginning of year................................................................................     81,872,008      109,734,848
                                                                                                    -------------    -------------
 End of year (including accumulated undistributed net investment income of
  $302,311 and $377,184, respectively)............................................................  $  86,368,207    $  81,872,008
                                                                                                    =============    =============


                  See accompany notes to financial statements

================================================================================
32

                  Global Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                          Year Ended June 30,                   July 31, 1995*
                                                                  ------------------------------------------        Through
UBS Investment Funds Class                                         1999           1998            1997           June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........................   $ 12.51         $ 12.73         $ 11.57            $ 10.35
                                                                  -------         -------         -------            -------
 Income from investment operations:
  Net investment income (loss).................................      0.04**          0.07            0.08              (0.01)
  Net realized and unrealized gain.............................      1.09            0.83            2.13               1.93
                                                                  -------         -------         -------            -------
      Total income from investment operations..................      1.13            0.90            2.21               1.92
 Less distributions:...........................................   -------         -------         -------            -------
   Distributions from net investment income....................     (0.06)          (0.07)          (0.06)             (0.01)
   Distributions from net realized gain........................     (0.18)          (1.05)          (0.99)             (0.69)
                                                                  -------         -------         -------            -------
      Total distributions......................................     (0.24)          (1.12)          (1.05)             (0.70)
                                                                  -------         -------         -------            -------
Net asset value, end of period.................................   $ 13.40         $ 12.51         $ 12.73            $ 11.57
                                                                  =======         =======         =======            =======

Total return (non-annualized)..................................      9.28%           8.15%          20.34%             19.25%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)...........................   $44,042         $59,147         $61,680            $33,012
 Ratio of expenses to average net assets:
   Before expense reimbursement................................      1.81%           1.78%           2.00%              2.53%***
   After expense reimbursement.................................      1.76%           1.76%           1.75%              1.76%***
 Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement................................      0.29%           0.53%           0.60%             (0.19)%***
   After expense reimbursement.................................      0.34%           0.55%           0.85%              0.58%***
 Portfolio turnover rate.......................................        86%             46%             32%                74%

*  Commencement of UBSInvestment Funds Class
** The net investment income per share data was determined by using average shares outstanding throughout the period.
***Annualized


                See accompanying notes to financial statements

================================================================================
                                                                              33

Global Bond Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

Our Global Bond Fund strategy is the result of several key investment decisions. We determine optimal country and currency weightings based on our assessments of global macroeconomic and political landscapes. We choose a maturity mix that provides opportunity for appreciation while also limiting interest rate risks. And importantly, we analyze and select the very best issues within each country or market. All of these decisions are made in a global asset allocation framework. They are interactive and synthesize the ideas of our fixed income professionals around the world.

Since its inception on July 31, 1995, the UBS Investment Fund -- Global Bond has produced an annualized return of 5.38% compared to the 3.17% return of its benchmark, the Salomon Smith Barney World Government Bond Index. The annualized volatility of the Fund was lower than that of the benchmark at 4.92% and 5.83% respectively. During the first half of 1999, the Fund was down 6.67% while the benchmark was down 7.17%.

The first half of 1999 was very difficult for global bond markets with two consecutive quarters of negative returns. Yield increases have been spurred by increasing volatility and strong economic activity that is causing market participants to worry increasingly about future inflation rates.

Bond markets were characterized by a high level of volatility in the first quarter of 1999. After a fairly stable January, February turned in the worst one-month performance record for U.S. Treasury securities in 18 years. The largest changes took place among securities with longer terms to maturity, while shorter-term treasury bills were relatively stable.

This volatility was spurred somewhat by Federal Reserve (Fed) chairman Alan Greenspan's testimony to Congress in February. He stated that the Fed expects stronger growth and higher inflation in the U.S. than was originally called for in the fall of 1998. Even though these adjustments were modest, they were sufficient enough to disappoint investors.

U.S. bond yields in the second quarter were driven well above our estimates of fair value by market expectations of higher inflation and anticipation of the 25 basis point rate hike by the Fed which occurred on June 30. As a result, we have set representative duration strategies longer than the benchmark in the U.S. component of the Fund at 1.05 times the benchmark.

Interest rates were cut in the U.K. and EMU during the second quarter. While these rate cuts might ordinarily be seen as bullish developments, easier monetary policy in the context of improving economic prospects has led instead to steeper yield curves providing further evidence that market participants are concerned about the longer-term inflation outlook.

Downward movement in bond yields in Japan during the quarter took this already overvalued market to extremes not seen since last summer, and prompted us to eliminate our small exposure to Japan. Proceeds were invested in the U.K., taking it to an overweight position. Our strategies elsewhere continue to emphasize the higher yielding market of the U.S. (our largest country overweight), Australia and Canada.

================================================================================
34

Global Bond Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

     Total Return

                                                                 6 months   1 year    3 years   7/31/95*
                                                                  ended      ended     ended      to
                                                                 6/30/99    6/30/99   6/30/99   6/30/99
--------------------------------------------------------------------------------------------------------
UBS Investment Fund - Global Bond                                -6.67%     2.58%     4.00%     5.38%
--------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Gov't Bond Index                      -7.17      4.13      4.11      3.17
--------------------------------------------------------------------------------------------------------
*Inception date of the UBS Investment Fund - Global Bond.

Total return includes reinvestment of all capital gain and income distributions.

All total returns in excess of 1 year are average annualized returns.

     Illustration of an Assumed Investment of $10,000

This chart shows the growth in the value of an investment in the UBS Investment Fund Global Bond and the Salomon Smith Barney World Government Bond Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


UBS Investment Fund - Global Bond
vs. Salomon Smith Barney World Government Bond Index
Wealth Value with Dividends Reinvested
UBS Investment Fund Global Bond  Salomon Smith Barney World Govt Bond Index

-------------------------------------------------------------------------------------------------
Date           UBS Investment Fund Global Bond         Salomon Smith Barney World Govt Bond Index
-------------------------------------------------------------------------------------------------
  7/31/95                              $10,000                                            $10,000
  8/31/95                              $10,104                                            $ 9,656
  9/30/95                              $10,218                                            $ 9,871
 10/31/95                              $10,388                                            $ 9,944
 11/30/95                              $10,587                                            $10,057
 12/31/95                              $10,722                                            $10,162
  1/31/96                              $10,776                                            $10,037
  2/29/96                              $10,658                                            $ 9,986
  3/31/96                              $10,701                                            $ 9,972
  4/30/96                              $10,808                                            $ 9,932
  5/31/96                              $10,829                                            $ 9,934
  6/30/96                              $10,917                                            $10,013
  7/31/96                              $11,036                                            $10,205
  8/31/96                              $11,113                                            $10,245
  9/30/96                              $11,287                                            $10,287
 10/31/96                              $11,527                                            $10,479
 11/30/96                              $11,734                                            $10,617
 12/31/96                              $11,654                                            $10,531
  1/31/97                              $11,484                                            $10,250
  2/28/97                              $11,484                                            $10,173
  3/31/97                              $11,313                                            $10,096
  4/30/97                              $11,240                                            $10,007
  5/31/97                              $11,569                                            $10,279
  6/30/97                              $11,703                                            $10,402
  7/31/97                              $11,654                                            $10,321
  8/31/97                              $11,606                                            $10,314
  9/30/97                              $11,837                                            $10,534
 10/31/97                              $11,984                                            $10,753
 11/30/97                              $11,825                                            $10,589
 12/31/97                              $11,791                                            $10,557
  1/31/98                              $11,892                                            $10,659
  2/28/98                              $11,968                                            $10,746
  3/31/98                              $11,829                                            $10,639
  4/30/98                              $11,980                                            $10,810
  5/31/98                              $11,968                                            $10,834
  6/30/98                              $11,970                                            $10,851
  7/31/98                              $11,957                                            $10,865
  8/31/98                              $12,097                                            $11,160
  9/30/98                              $12,671                                            $11,754
 10/31/98                              $12,938                                            $12,102
 11/30/98                              $12,849                                            $11,931
 12/31/98                              $13,156                                            $12,171
  1/31/99                              $13,130                                            $12,059
  2/28/99                              $12,717                                            $11,672
  3/31/99                              $12,691                                            $11,701
  4/30/99                              $12,717                                            $11,697
  5/31/99                              $12,478                                            $11,500
  6/30/99                              $12,278                                            $11,299

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

================================================================================

Global Bond Fund

--------------------------------------------------------------------------------

[UBS LOGO APPEARS HERE]

Asset Allocation

As of June 30, 1999
                                  Current
                      Benchmark   Strategy
------------------------------------------
U.S.                    29.5%        39.5%
Australia                0.7          5.7
Austria                  0.9          0.0
Belgium                  2.7          0.0
Canada                   3.0          5.8
Denmark                  1.5          4.5
Finland                  0.7          0.0
France                   8.1          9.2
Germany                  8.5          6.7
Ireland                  0.3          0.0
Italy                    8.4          2.4
Japan                   21.3          0.0
Netherlands              2.8          4.8
Portugal                 0.4          0.0
Spain                    3.3          3.1
Sweden                   1.2          6.8
Switzerland              0.5          0.0
U.K.                     6.2          9.2
Euro                     0.0          2.3
------------------------------------------
                       100.0%       100.0%

Currency Allocation

As of June 30, 1999
                                  Current
                      Benchmark   Strategy
------------------------------------------
U.S.                    29.5%        25.5%
Australia                0.7          6.7
Canada                   3.0          3.0
Denmark                  1.5          1.5
Euro                    36.0         44.3
Japan                   21.3         13.3
Sweden                   1.3          5.2
Switzerland              0.5          0.5
U.K.                     6.2          0.0
                       100.0%       100.0%

Industry Diversification

As a Percent of Net Assets
As of June 30, 1999
------------------------------------------------
U.S. BONDS
Corporate Bonds
 Airlines.........................   0.72%
 Asset-Backed.....................   2.05
 CMO..............................   1.38
 Consumer.........................   0.57
 Financial Services...............   1.28
 Food and Housing Products........   0.51
 Industrial Components............   0.55
 Services/Miscellaneous...........   0.82
 Utilities........................   0.24
                                    -----
                                     8.12
                                    -----
 International Dollar Bonds.......   3.95
 Mortgage-Backed Securities.......   6.08
 U.S. Government Agencies.........  10.74
 U.S. Government Obligations......   7.91
                                    -----
                                    28.68
                                    -----
    Total U.S. Bonds..............  36.80
                                    -----
GLOBAL (EX-U.S.) BONDS
Foreign Financial Bonds...........   8.52
Foreign Government Bonds..........  70.21
                                    -----
    Total Global (Ex-U.S.) Bonds..  78.73
SHORT-TERM INVESTMENTS............   6.24
                                    -----
    TOTAL INVESTMENTS............. 121.77
LIABILITIES, LESS CASH
 AND OTHER ASSETS................. (21.77)
                                    -----
    NET ASSETS.................... 100.00%
                                   ======

================================================================================
36

                  Global Bond Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------

                                                         Face
                                                         Amount                 Value
                                                         ------                 -----
Bonds -- 115.53%
U.S. Bonds -- 36.80%
U.S. Corporate Bonds -- 8.12%
ABN Amro Mortgage Corp., Series
  99-2 IA2, 6.300%, due 04/25/29..................       $ 345,000              $ 335,243
Bear Stearns Mortgage Securities, Inc.,
 96-7A4 6.000%, due 01/28/09......................         200,000                193,000
Cendant Corp., 7.750%, due 12/01/03...............         500,000                505,011
Centaur Funding Corp., 144A, 0.000%,
  due 04/21/20 (b)................................             750                115,875
Centaur Funding Corp., 144A, 9.080%,
  due 04/21/20....................................             390                418,519
Chase Manhattan Auto Owner Trust, 96-C,
  Class A4, 6.150%, due 03/15/02..................         125,000                125,611
Citigroup Inc., 5.800%, due 03/15/04..............         500,000                484,932
Comed Transitional Funding Trust, 98-1,
  Class A7, 5.740%, due 12/25/10..................         370,000                345,081
Continental Airlines, Inc., 99-2, 7.056%,
  due 09/15/09....................................         710,000                712,577
Countrywide Capital, Inc., 8.000%, due 12/15/26...         250,000                238,167
First Bank Corporate Card Master Trust, 97-1,
  Class A, 6.400%, due 02/15/03...................         240,000                240,698
First Union Lehman Brothers, 97-C2,
  Class A2, 6.600%, due 05/18/07..................         240,000                235,702
Kroger Co., 6.000%, due 07/01/00..................         500,000                499,475
News America Holdings, 7.750%, due 12/01/45.......         575,000                545,045
Noram Energy Corp., 6.375%, due 11/01/03..........          75,000                 73,320
Norwest Asset Securities Corp., 98-25,
  Class A5, 6.000%, due 12/25/28..................         965,000                927,317
Peco Energy Transition Trust, 6.130%,
  due 03/01/09....................................         540,000                512,012
Premier Auto Trust, 96-3, Class A4,
  96-3A 6.750%, due 11/06/00......................         400,365                402,183
The Money Store, 98-B, Class AF2,
  6.115%, due 05/15/10............................          56,335                 56,272
Time Warner, Inc., 7.570%, due 02/01/04...........         560,000                557,693
USA Waste Services, 7.000%, due 10/01/04..........         300,000                302,797
Western Resources, Inc., 6.875%, due 08/01/04.....         160,000                159,635
                                                                                ---------
                                                                                7,986,165
                                                                                ---------
Mortgage-Backed Securities -- 6.08%
 GE Capital Mortgage Services, Inc., 93-7F,
 Class FA3, 6.500%, due 09/25/08..................         194,457                194,429
Heller Financial Commercial Mortgage Assets,
 Series 99-PH1 A1, 6.500%, due 05/15/31...........         413,048                409,281
LB Commercial Conduit Mortgage Trust,
 Series 99-C1 A1, 6.410%, due 10/15/30............         560,000                552,591
PNC Mortgage Securities Corp., 94-3,
 Class A8, 7.500%, due 07/25/24...................         190,000                188,026
Prudential Home Mortgage Securities
 93-43, Class A9, 6.750%, due 10/25/23............         206,269                201,568
 96-7, Class A4, 6.750%, due 06/25/11.............         150,000                148,257
Residential Accredit Loans, Inc.
 96-QS4, Class Al10, 7.900%, due 08/25/26.........         625,000                635,387
 98-QS4, Class AI5, 7.000%, due 03/25/28..........         400,000                398,919
Residential Asset Securitization Trust
 97-A11, Class A2, 7.000%, due 01/25/28...........          86,997                 87,218
 97-A11, Class A6, 7.000%, due 01/25/28...........         430,000                418,515

 97-A7, Class A1, 7.250%, due 12/25/27............       $ 335,000              $ 328,829
 97-A7, Class A1, 7.500%, due 09/25/27............          99,847                100,659
 98-A1, Class A1, 7.000%, due 03/25/28............          92,018                 92,036
Structured Asset Securities Corp.
 98-RF1, Class A, 8.712%, due 03/15/27............         233,027                244,096
 98-RF2, 144A, 8.582%, due 07/15/27...............         351,051                366,848
Structured Mortgage Asset Residential Trust,
 96-5C, Class CI, 7.150%, due 03/25/23............         925,000                917,563
UCFC Home Equity Loan 97-C,
 Class A8, FRN, 5.069%, due 09/15/27..............          98,356                 98,119
Vanderbilt Mortgage Finance, 98-B,
 Class 1A2, 6.120%, due 05/07/09..................         600,000                599,892
                                                                                ---------
                                                                                5,982,233
                                                                                ---------
International Dollar Bonds -- 3.95%
Banco Santiago S.A., 7.000%, due 07/18/07.........         400,000                350,754
Banque Centrale de Tunisie, 8.250%,
  due 09/19/27....................................         400,000                332,000
British Sky Broadcasting Group plc,
  6.875%, due 02/23/09............................         130,000                118,549
Credit Suisse-London, 144A, Resettable
  Perpetual Preferred, 7.900%, due 05/01/07.......         500,000                486,783
Empresa National Electric, 7.875%,
  due 10/01/97....................................         500,000                398,826
Korea Development Bank, 7.125%,
  due 09/17/01....................................         300,000                299,144
National Australia Bank, FRN, 6.400%,
  due 12/10/07....................................         640,000                631,285
Pan Pacific Industry PLC 144A, 0.000%,
  due 04/28/07....................................         715,000                346,775
PDVSA Fin. LTD 1999-F, 144A, 8.750%,
  due 02/15/04....................................         500,000                501,370
Republic of South Africa, 9.625%,
  due 12/15/99....................................         125,000                126,250
Royal Bank of Scotland, Resettable Perpetual
  Preferred, 7.375%, due 04/29/49.................         300,000                291,625
                                                                                ---------
                                                                                3,883,361
                                                                                ---------
U.S. Government Agencies -- 10.74%
Fannie Mae Whole Loan, Series 95-W3,
  Class A, 9.000%, due 04/25/25...................          10,652                 11,131
Federal Home Loan Mortgage Corp.
  7.000%, due 10/15/13............................          68,215                 67,400
  7.238%, due 05/01/26............................          21,406                 21,567
  9.000%, due 01/01/29............................         824,897                873,102
Federal Home Loan Mortgage Corp. Gold
  8.000%, due 05/01/23............................          50,238                 51,778
  9.000%, due 03/01/24............................         136,173                144,963
Federal National Mortgage Assoc.
  6.000%, due 01/01/29............................         157,532                148,263
  6.500%, due 04/29/09............................       1,170,000              1,127,039
  6.500%, due 03/01/19............................         123,327                120,057
  6.500%, due 09/01/28............................       1,236,954              1,197,256
  6.500%, due 02/01/29............................         611,212                591,184
  7.000%, due 12/01/24............................         435,297                430,905
  7.000%, due 03/01/29............................          28,639                 28,365
  7.500%, due 07/01/10............................         852,730                866,802

================================================================================

                  Global Bond Fund - Schedule of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                   Face
                                                  Amount          Value
                                                ----------    -----------
U.S. Government Agencies -- Continued          $      348,692  $     352,646
  7.500%, due 12/01/23.....................           250,000        251,937
  7.500%, due 05/18/25.....................           675,821        683,484
  7.500%, due 12/01/27.....................           213,724        218,950
  7.890%, due 04/01/26.....................            79,069         81,473
  8.000%, due 03/01/11.....................             9,961         10,476
  8.500%, due 07/01/22.....................
Federal National Mortgage Assoc. Strips               151,092        106,014
  0.000%, due 02/01/28.....................           210,034         53,753
  8.000%, due 08/01/23.....................            85,491         88,090
FNCI, 8.000%, due 02/01/13
Freddie Mac                                            32,399         30,299
  5.500%, due 02/15/14.....................         1,300,000      1,297,713
  5.750%, due 06/15/01.....................             9,180          8,858
  6.000%, due 09/15/25.....................
Government National Mortgage Assoc.                   382,338        378,923
  7.000%, due 08/15/24.....................            53,545         53,046
  7.000%, due 07/15/25.....................            67,926         68,830
  7.500%, due 08/15/23.....................           103,588        105,009
  7.500%, due 12/15/23.....................            74,547         75,524
  7.500%, due 01/15/24.....................           452,530        514,083
Jordan Aid, 8.750%, due 09/01/19
Tennesse Valley Authority, 6.375%,                    500,000        501,468
  due 06/15/05.............................                       ----------
                                                                  10,560,388
                                                                  ----------

U.S. Government Obligations -- 7.91%                4,505,000      5,420,078
U.S. Treasury Bond, 8.000%, due 11/15/21
U.S. Treasury Inflation Indexed Note,                 570,000        553,005
  3.625%, due 04/15/28.....................
U.S. Treasury Notes and Bonds, 6.625%,              1,765,000      1,801,956
  due 07/31/01.............................                       ----------
                                                                   7,775,039
                                                                  ----------
                                                                  36,187,186
Total U.S. ................................                       ----------


Global (Ex-U.S.) Bonds -- 78.73%
Australia -- 7.79%
Queensland Treasury Corp.-Global Note          AUD  5,230,000      3,504,495
  6.500%, due 06/14/05.....................         3,000,000      2,124,206
  8.000%, due 05/14/03.....................         2,800,000      2,033,493
  8.000%, due 09/14/07.....................                       ----------
                                                                   7,662,194
                                                                  ----------
Austria -- 2.19%
Republic of Austria, 5.500%,                   EUR  1,951,347      2,152,590
  due 01/18/04.............................                       ----------


Canada -- 7.94%
Government of Canada                           CAD  5,550,000      4,313,333
  4.250%, due 12/01/21.....................         2,800,000      1,951,558
  6.000%, due 06/01/08.....................
Province of Ontario, 7.500%,                        2,100,000      1,548,858
  due 01/19/06                                                    ----------
                                                                   7,813,749
                                                                  ----------

Denmark -- 5.77%
City of Copenhagen, 6.250%,                    DKK  2,400,000        346,368
  due 03/15/01.............................         3,650,000        553,006
Great Belt, 7.000%, due 09/02/03...........

Kingdom of Denmark
  7.000%, due 12/15/04.......................  DKK 12,200,000    $ 1,908,710
  7.000%, due 11/15/07.......................       1,400,000        224,230
  7.000%, due 11/10/24.......................       5,200,000        842,903
  8.000%, due 11/15/01.......................      11,800,000      1,797,400
                                                                 -----------
                                                                   5,672,617
                                                                 -----------
Finland -- 1.37%
Republic of Finland, 9.000%,
  due 08/13/03...............................  EUR  1,097,633      1,345,029


France -- 7.33%
Government of France (BTAN), 7.750%,
  due 04/12/00...............................         609,796        652,654
Government of France (OAT)
  6.000%, due 10/25/25.......................         950,000      1,056,154
  7.500%, due 04/25/05.......................       2,000,000      2,416,337
  8.500%, due 04/25/23.......................       1,350,000      1,971,433
  9.500%, due 01/25/01.......................         990,000      1,116,041
                                                                  ----------
                                                                   7,212,619
                                                                  ----------
Germany -- 8.72%
Bundesrepublik Deutschland
  5.250%, due 01/04/08.......................         900,000        973,465
  5.625%, due 01/04/28.......................       1,000,000      1,063,064
  6.250%, due 01/04/24.......................         357,904        413,326
European Economic Community, 6.500%,
  due 03/10/00...............................         567,534        599,286
International Bank of Recon & Dev,
  7.125%, due 04/12/05.......................       2,019,603      2,372,536
KFW International Finance, 6.625%,
  due 04/15/03...............................       2,800,000      3,154,891
                                                                  ----------
                                                                   8,576,568
                                                                  ----------
Ireland -- 1.73%
Republic of Ireland, 7.250%,
  due 03/18/03...............................       1,482,746      1,700,881
                                                                  ----------

Italy -- 2.73%
Republic of Italy (BTP)
  7.750%, due 11/01/06.......................       1,800,000      2,203,537
  9.000%, due 10/01/03.......................         387,849        477,026
                                                                  ----------
                                                                   2,680,563
                                                                  ----------
Netherlands -- 7.32%
LKB Baden-Wuerttemberg Finance,
  6.500%, due 09/15/08.......................         818,067        942,382
Netherlands Government
  5.500%, due 01/15/28.......................       1,700,000      1,768,989
  8.250%, due 02/15/02.......................       3,900,000      4,490,283
                                                                  ----------
                                                                   7,201,654
                                                                  ----------
Portugal -- 1.19%
Republic of Portugal, 5.625%,
  due 04/03/07...............................       1,067,143      1,173,731
                                                                  ----------

Spain -- 4.00%
Kingdom of Spain
  7.350%, due 03/31/07.......................       2,150,000      2,597,162
  10.000%, due 02/28/05......................       1,000,000      1,332,773
                                                                  ----------
                                                                   3,929,935
                                                                  ----------

===============================================================================
38

                  Global Bond Fund -- Schedule of Investments


June 30, 1999
--------------------------------------------------------------------------------

                                                    Face
                                                   Amount         Value
                                                 ----------   ------------
Sweden -- 5.69%
Government of Sweden
  6.000%, due 02/09/05..................SEK      15,000,000   $  1,876,937
  6.750%, due 05/05/14..................          6,900,000        917,582
  10.250%, due 05/05/03.................         19,800,000      2,799,777
                                                              ------------
                                                                 5,594,296
                                                              ------------
United Kingdom -- 14.96%
Abbey National Treasury Service,
  6.500%, due 03/05/04..................GBP         850,000      1,346,816
British Gas PLC, 8.125%, due 03/31/03               795,000      1,316,248
European Investment Bank, 7.625%,
  due 12/07/06..........................          1,400,000      2,414,029
UK Treasury
  7.250%, due 12/07/07..................          4,800,000      8,553,594
  8.000%, due 09/27/13..................            530,000      1,082,724
                                                              ------------
                                                                14,713,411
                                                              ------------
Total Global (Ex-U.S.) Bonds............                        77,429,837
                                                              ------------
Total Bonds (Cost $118,625,590).........                       113,617,023
                                                              ------------

                                          Shares       Value
                                         ---------  ------------
Short-Term Investments -- 6.24%
Investment Companies -- 6.24%
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund,
  (Cost $6,139,233)...................   6,139,233  $  6,139,233
                                                    ------------

Total Investments
  (Cost $124,764,823) -- 121.77% (a)..               119,756,256
Liabilities, less cash and
  other assets-- (21.77%).............               (21,410,524)
                                                    ------------
Net Assets-- 100%.....................              $ 98,345,732
                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $124,764,823; and net unrealized depreciation consisted of:

          Gross unrealized appreciation.....................................    $   503,056
          Gross unrealized depreciation.....................................     (5,511,623)
                                                                               ------------
                      Net unrealized depreciation...........................   ($ 5,008,567)
                                                                               ============

(b) Non-income producing security.

FRN:  Floating Rate Note
TBA:  Security is subject to delayed delivery.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $2,236,170 or 2.27% of net assets.
Resettable Perpetual Preferred: A bond with either no maturity date or a maturity date that is so far in the future that the bond will pay interest indefinitely. The issuer generally retains the right to call such a bond.

FORWARD FOREIGN CURRENCY CONTRACTS

The Global Bond Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                                  Settlement          Local          Current     Unrealized
                                                                     Date           Currency          Value      Gain/(Loss)
                                                                  ----------     -------------     -----------   -----------
Forward Foreign Currency Buy Contracts
Australian Dollar............................................       9/1/99           2,500,000     $ 1,655,936    $   63,936
British Pound................................................       9/1/99           1,700,000       2,681,177       (25,427)
Canadian Dollar..............................................       9/1/99           3,100,000       2,096,351        14,976
Danish Kroner................................................       9/1/99           3,900,000         544,495           676
Euro.........................................................       9/1/99          22,100,000      22,902,978    (1,856,372)
Japanese Yen.................................................       9/1/99       2,510,000,000      20,934,897      (356,029)
Swedish Krona................................................       9/1/99          18,200,000       2,149,237      (162,901)

Forward Foreign Currency Sale Contracts
British Pound................................................       9/1/99          11,100,000      17,506,506       344,192
Canadian Dollar..............................................       9/1/99           1,000,000         676,242         8,896
Danish Kroner................................................       9/1/99          32,400,000       4,523,497       351,852
Euro.........................................................       9/1/99           5,400,000       5,596,203       247,654
Japanese Yen.................................................       9/1/99         310,000,000       2,585,585        28,750
Swedish Krona................................................       9/1/99           3,300,000         389,697        14,888
                                                                                                                 -----------
          Total..............................................                                                    ($1,324,909)
                                                                                                                 ===========

                See accompanying notes to financial statements.

================================================================================

                   Global Bond Fund -- Financial Statements


--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE30, 1999

ASSETS:
   Investments, at value:
     Unaffiliated issuers (Cost $118,625,590)........................................................    $113,617,023
     Affiliated issuers (Cost $6,139,233)............................................................       6,139,233
   Foreign currency, at value (Cost $64,733).........................................................          65,260
   Receivables:
     Investment securities sold......................................................................      15,848,438
     Interest........................................................................................       1,940,121
     Fund shares sold................................................................................       3,474,923
   Other assets......................................................................................          17,566
                                                                                                         ------------
          TOTAL ASSETS...............................................................................     141,102,564
                                                                                                         ------------
LIABILITIES:
   Payables:
     Investment securities purchased.................................................................         637,698
     Fund shares redeemed............................................................................      39,306,083
     Investment advisory fees........................................................................          89,477
     Accrued expenses................................................................................          34,638
     Due to custodian bank...........................................................................       1,364,027
   Net unrealized depreciation on forward foreign currency contracts.................................       1,324,909
                                                                                                         ------------
          TOTAL LIABILITIES..........................................................................      42,756,832
                                                                                                         ------------
NET ASSETS...........................................................................................    $ 98,345,732
                                                                                                         ============
NET ASSETS CONSIST OF:
   Paid in capital...................................................................................    $105,466,609
   Accumulated undistributed net investment income...................................................       1,161,994
   Distribution in excess of net realized gain.......................................................      (1,902,730)
   Net unrealized depreciation.......................................................................      (6,380,141)
                                                                                                         ------------
          NET ASSETS.................................................................................    $ 98,345,732
                                                                                                         ------------
OFFERING PRICE PER SHARE:
   Brinson Class I:
     Net asset value, offering price and redemption price per share (Based
      on net assets of $92,832,427 and 10,117,968 shares issued and outstanding).....................    $       9.18
                                                                                                         ============
Brinson Class N:
     Net asset value, offering price and redemption price per share (Based on
      net assets of $1,084,713 and 118,464 shares issued and outstanding)............................    $       9.16
                                                                                                         ============
UBS Investment Funds Class:
     Net asset value, offering price and redemption price per share (Based on net assets of
      $4,428,592 and 483,424 shares issued and outstanding)..........................................    $       9.16
                                                                                                         ============

                See accompanying notes to financial statements.

================================================================================
40

                   Global Bond Fund -- Financial Statements

-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
    Interest (net of $13,362 for foreign taxes withheld)............................      $      6,294,138
    Dividends.......................................................................                16,230
                                                                                          ----------------
       TOTAL INCOME.................................................................             6,310,368
                                                                                          ----------------
EXPENSES:
    Advisory........................................................................               957,176
    Professional....................................................................                38,814
    Distribution....................................................................                21,834
    Administration..................................................................                15,889
    Other...........................................................................               136,719
                                                                                          ----------------
       TOTAL EXPENSES...............................................................             1,170,432
                                                                                          ----------------
       NET INVESTMENT INCOME........................................................             5,139,936
                                                                                          ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain on:
     Investments....................................................................               435,436
     Foreign currency transactions..................................................             1,064,191
                                                                                          ----------------
      Net realized gain.............................................................             1,499,627
                                                                                          ----------------
    Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency...............................................            (5,039,115)
     Forward contracts..............................................................              (968,525)
     Translation of other assets and liabilities denominated in foreign currency....               (44,778)
                                                                                          ----------------
      Change in net unrealized appreciation or depreciation.........................            (6,052,418)
                                                                                          ----------------
    Net realized and unrealized loss................................................            (4,552,791)
                                                                                          ----------------
    Net increase in net assets resulting from operations............................      $        587,145
                                                                                          ================

                See accompanying notes to financial statements.

================================================================================

                   Global Bond Fund -- Financial Statements

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       Year               Year
                                                                                                       Ended              Ended
                                                                                                   June 30, 1999      June 30, 1998
                                                                                                   -------------      -------------
OPERATIONS:
  Net investment income...................................................................         $   5,139,936      $   3,009,836
  Net realized gain (loss)................................................................             1,499,627         (1,114,801)
  Change in net unrealized appreciation or depreciation...................................            (6,052,418)          (276,626)
                                                                                                   -------------      -------------
  Net increase in net assets resulting from operations....................................               587,145          1,618,409
                                                                                                   -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income:
    Brinson Class I.......................................................................            (5,705,972)        (2,070,571)
    Brinson Class N.......................................................................               (13,166)               (98)
    UBS Investment Funds Class............................................................              (180,397)          (112,673)
  Distributions from net realized gain:
    Brinson Class I.......................................................................              (925,451)          (969,902)
    Brinson Class N.......................................................................                  (811)               (18)
    UBS Investment Funds Class............................................................               (35,005)           (71,935)
                                                                                                   -------------      -------------
  Total distributions to shareholders.....................................................            (6,860,802)        (3,225,197)
                                                                                                   -------------      -------------

Capital share transactions:
  Shares sold.............................................................................           115,882,090         46,034,839
  Shares issued on reinvestment of distributions..........................................             4,872,310          2,230,731
  Shares redeemed.........................................................................          (111,795,220)        (9,266,587)
                                                                                                   -------------      -------------
  Net increase in net assets resulting from capital share transactions....................             8,959,180         38,998,983
                                                                                                   -------------      -------------
       TOTAL INCREASE IN NET ASSETS.......................................................             2,685,523         37,392,195
                                                                                                   -------------      -------------

NET ASSETS:
  Beginning of year.......................................................................            95,660,209         58,268,014
                                                                                                   -------------      -------------
  End of year (including accumulated undistributed net investment income of
   $1,161,994 and $1,003,399, respectively)...............................................         $  98,345,732      $  95,660,209
                                                                                                   =============      =============

                See accompanying notes to financial statements.

================================================================================

                   Global Bond Fund -- Financial Highlights


--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                                                                 July 31, 1995*
                                                                                      Year Ended June 30,           Through
                                                                              -------------------------------
UBS Investment Funds Class                                                     1999        1998       1997       June 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......................................    $  9.39    $   9.61    $ 10.02        $  10.56
                                                                              -------    --------    -------        --------
  Income from investment operations:
  Net investment income...................................................       0.34**      0.38**     0.62            0.78
  Net realized and unrealized gain (loss).................................      (0.07)      (0.18)      0.10            0.15
                                                                              -------    --------    -------        --------
    Total income from investment operations...............................       0.27        0.20       0.72            0.93
                                                                              -------    --------    -------        --------

  Less distributions:
  Distributions from and in excess of net investment income...............      (0.42)      (0.25)     (0.94)          (1.37)
  Distributions from net realized gain....................................      (0.08)      (0.17)     (0.19)          (0.10)
                                                                              -------    --------    -------        --------
    Total distributions...................................................      (0.50)      (0.42)     (1.13)          (1.47)
                                                                              -------    --------    -------        --------
Net asset value, end of period............................................    $  9.16    $   9.39    $  9.61        $  10.02
                                                                              =======    ========    =======        ========
Total return (non-annualized).............................................       2.58%       2.28%      7.20%           9.17%
Ratios/Supplemental data:
  Net assets, end of period (in 000s).....................................    $ 4,429    $  4,377    $ 4,110        $  3,653
  Ratio of expenses to average net assets:
  Before expense reimbursement............................................       1.39%       1.45%      1.81%           2.14%***
  After expense reimbursement.............................................        N/A        1.39%      1.39%           1.39%***
  Ratio of net investment income to average net assets:
  Before expense reimbursement............................................       3.56%       3.98%      4.41%           4.49%***
  After expense reimbursement.............................................        N/A        4.04%      4.83%           5.24%***
  Portfolio turnover rate.................................................        138%        151%       235%            184%

  *  Commencement of investment operations
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized
N/A = Not Applicable

                See accompanying notes to financial statements.

================================================================================

                       The UBS Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBSInvestment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the Brinson Class I and the Brinson Class N are presented separately. The following is a summary of significant accounting policies consistently followed by the Global Fund, Global Equity Fund and Global Bond Fund in the preparation of their financial statements.

A.  Investment Valuation:   Securities for which market quotations are readily
available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are priced at the most recent bid price. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.  Foreign Currency Translation:   Investment securities and other assets and
liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.  Investment Transactions:   Investment transactions are accounted for on a
trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. Investment Income: Interest income, which includes the amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.  Federal Income Taxes:   It is the policy of the Funds to comply with all
requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1999, therefore, no federal income tax provision was required.

F.  Distributions To Shareholders:   It is the policy of the Funds to distribute
their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses. Amounts equal to 14.04% and 58.92% of the amount taxable as ordinary income qualify for the dividends received deduction available to corporate shareholders for the Global Fund and Global Equity Fund, respectively.

G.  Income And Expense Allocation:   All income earned and expenses incurred by
each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

===============================================================================
44

                       The UBS Investment Funds -- Notes To Financial Statements

-------------------------------------------------------------------------------

H.  Use Of Estimates:   The preparation of financial statements in conformity
with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.  Investment Advisory Fees And Other Transactions With Affiliates

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the year ended June 30, 1999, were as follows:

                                                                     UBS Investment
                      Advisory   Brinson Class I   Brinson Class N    Funds Class     Advisory
                        Fee        Expense Cap       Expense Cap      Expense Cap       Fees     Fees Waived
                      --------   ---------------   ---------------   -------------    ---------  -----------
Global Fund..........     0.80%             1.10%             1.35%           1.75%  $4,403,642      $    --
Global Equity Fund...     0.80              1.00              1.25            1.76      628,067       36,960
Global Bond Fund.....     0.75              0.90              1.15            1.39      957,176           --

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $11,680, $4,993 and $4,380 for the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

The Global Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 19.53% of the Fund's total net assets at June 30, 1999. Activity for the year ended June 30, 1999 was as follows:

                                                                        Net          Change In
                                                          Sales       Realized    Net Unrealized   Interest
Affiliates                                Purchases      Proceeds    Gain/(loss)    Gain/(loss)     Income      Value
----------                               ------------  ------------  -----------  --------------  ---------  -----------
Brinson Post-Venture Fund..............  $  1,500,000  $  1,949,866  $  448,329    $ (850,533)    $     --   $ 7,660,445
Brinson High Yield Fund................     3,900,000     6,400,682   1,016,827      (840,129)          --    14,221,334
Brinson Emerging Markets Equity Fund...            --     7,602,574   3,701,103     1,483,000           --    17,543,286
Brinson Emerging Markets Debt Fund.....     6,400,000    15,503,323   4,019,383      (699,055)          --    24,713,550
Brinson Supplementary Trust U.S. Cash
Management Prime Fund..................   319,658,653   287,563,973          --            --      500,538    32,094,680


The Global Equity Fund and Global Bond Fund also invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income in the statement of operations. Amounts relating to those investments at June 30, 1999 and for the year then ended were as follows:


                                                                                                                          % of
                                                                                   Sales       Interest                     Net
Affiliates                                                         Purchases      Proceeds      Income       Value        Assets
----------                                                        ------------   -----------   --------  -----------      ------
Global Equity Fund........................................         $26,901,425   $25,879,238   $ 43,064  $ 1,022,188       1.18%
Global Bond Fund..........................................          77,341,746    71,202,513    276,943    6,139,233       6.24%

3.  Investment Transactions

Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                                                                        Proceeds
                                                                                                          Purchases    From Sales
                                                                                                        ------------  ------------
Global Fund..........................................................................................   $555,636,189  $775,205,447
Global Equity Fund...................................................................................     68,882,280    65,637,189
Global Bond Fund.....................................................................................    194,378,936   160,439,778

===============================================================================

         The Ubs Investment Funds -- Notes To Financial Statements

-------------------------------------------------------------------------------

4.   FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1999, was the Funds' custodian or an affiliate of the Funds' custodian.

5.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as net unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6.   SECURITY LENDING

The Global Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. Securities loaned are recorded at the amount of cash collateral received. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of non-U.S. securities loaned. The cash collateral received is invested in short-term investments. The value of loaned securities and related collateral outstanding at June 30, 1999 were as follows:

                                               Value of Loaned  Cash Collateral
                                                  Securities        Received
                                               ---------------  ---------------
Global Fund.................................   $90,987,855      $97,474,174
                                               ===============  ===============

7.   DISTRIBUTION PLANS

The Trust has adopted distribution plans (the `'Plans'') pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBSInvestment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBSInvestment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of each of the Funds. Annual fees under the UBSInvestment Funds Plan, which include a 0.25% service fee, total 0.65%, 0.76% and 0.49% of the average daily net assets of the UBSInvestment Funds Class of the Global Fund, Global Equity Fund and Global Bond Fund, respectively.

8.   LINE OF CREDIT

The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364-day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.08% of the average daily unutilized balance of the line of credit. During the year ended June 30, 1999, the Global Equity and Global Bond Funds had no borrowings under the agreement. During the year ended June 30, 1999, the Global Fund had borrowings of $33,900,000, $62,000,000 and $47,400,000 outstanding for 1 day each under the agreement.

================================================================================
46

           The Ubs Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

9.   CAPITAL TRANSACTIONS

Capital stock transactions were as follows:

                                                                                      Global Fund
                                                             -------------------------------------------------------------
                                                                     Year Ended                      Year Ended
                                                                    June 30, 1999                   June 30, 1998
                                                             -------------------------------------------------------------
                                                               Shares            Value          Shares            Value
                                                             ----------      ------------     ----------      ------------
Sales:
     Brinson Class I...................................      33,634,272      $404,497,836     18,850,057      $244,898,004
     Brinson Class N...................................          31,878           401,372         90,370         1,177,290
     UBS Investment Funds Class........................         469,115         5,622,287        803,666        10,347,586
                                                             ----------      ------------     ----------      ------------
          Total Sales..................................      34,135,265      $410,521,495     19,744,093      $256,422,880
                                                             ==========      ============     ==========      ============

Dividend Reinvestment:
     Brinson Class I...................................       3,914,936      $ 45,438,730      5,179,618      $ 62,332,662
     Brinson Class N...................................          12,826           148,599            769             9,625
     UBS Investment Funds Class........................         201,293         2,326,850        217,810         2,607,910
                                                             ----------      ------------     ----------      ------------
          Total Dividend Reinvestment..................       4,129,055      $ 47,914,179      5,398,197      $ 64,950,197
                                                             ==========      ============     ==========      ============

Redemptions:
     Brinson Class I...................................      50,809,625      $617,784,220     16,402,396      $209,137,318
     Brinson Class N...................................           4,388            53,226             21               276
     UBS Investment Funds Class........................       1,220,493        14,718,874        641,736         8,247,175
                                                             ----------      ------------     ----------      ------------
          Total Redemptions............................      52,034,506      $632,556,320     17,044,153      $217,384,769
                                                             ==========      ============     ==========      ============

                                                                                    Global Equity Fund
                                                             -------------------------------------------------------------
                                                                     Year Ended                      Year Ended
                                                                    June 30, 1999                   June 30, 1998
                                                             -------------------------------------------------------------
                                                               Shares            Value          Shares            Value
                                                             ----------      ------------     ----------      ------------
Sales:
     Brinson Class I...................................      2,413,314       $ 30,206,170     1,466,054       $ 17,934,645
     Brinson Class N...................................         15,911            200,000            --                 --
     UBS Investment Funds Class........................        352,164          4,402,461     1,779,376         22,282,095
                                                             ---------       ------------     ---------       ------------
          Total Sales..................................      2,781,389       $ 34,808,631     3,245,430       $ 40,216,740
                                                             =========       ============     =========       ============

Dividend Reinvestment:
     Brinson Class I...................................         54,126       $    661,376       126,859       $  1,426,171
     Brinson Class N...................................            426              5,130             9                 93
     UBS Investment Funds Class........................         66,261            795,940       442,472          4,952,413
                                                             ---------       ------------     ---------       ------------
          Total Dividend Reinvestment..................        120,813       $  1,462,446       569,340       $  6,378,677
                                                            ==========       ============     =========       ============

Redemptions:
     Brinson Class I...................................      1,142,595       $ 14,484,716     3,546,702       $ 44,596,092
     Brinson Class N...................................             --                 --            --                 --
     UBS Investment Funds Class........................      1,860,700         22,842,212     2,339,080         28,946,495
                                                            ----------       ------------     ---------       ------------
          Total Redemptions............................      3,003,295       $ 37,326,928     5,885,782       $ 73,542,587
                                                            ==========       ============     =========       ============

================================================================================
                                                                              47

           The UBS Investment Funds -- Notes To Financial Statements

--------------------------------------------------------------------------------

                                                             Global Bond Fund
                                   -------------------------------------------------------------------
                                           Year Ended                        Year Ended
                                         June 30, 1999                     June 30, 1998
                                   -------------------------------------------------------------------
                                      Shares             Value          Shares            Value
                                   -------------     --------------   --------------    --------------
Sales:
 Brinson Class I..................    11,338,295       $110,539,879        4,561,105       $43,233,367
 Brinson Class N..................       117,021          1,120,104              860             8,169
 UBS Investment Funds Class.......       432,357          4,222,107          293,533         2,793,303
                                   -------------     --------------   --------------    --------------
     Total Sales..................    11,887,673       $115,882,090        4,855,498       $46,034,839
                                   =============     ==============   ==============    ==============
Dividend Reinvestment:
 Brinson Class I..................       484,490       $  4,679,150          220,347       $ 2,058,040
 Brinson Class N..................           579              5,581               12               115
 UBS Investment Funds Class.......        19,366            187,579           18,525           172,576
                                   -------------     --------------   ---------------   --------------
     Total Dividend Reinvestment..       504,435       $  4,872,310          238,884       $ 2,230,731
                                   =============     ==============   ===============   ==============
Redemptions:
 Brinson Class I..................    11,403,020       $107,591,860          699,882       $ 6,667,104
 Brinson Class N..................            90                871               22               210
 UBS Investment Funds Class.......       434,492          4,202,489          273,680         2,599,273
                                   -------------------------------------------------------------------
     Total Redemptions............    11,837,602       $111,795,220          973,584       $ 9,266,587
                                   ===================================================================

================================================================================
48

                        REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Brinson Funds--
  Global Fund
  Global Equity Fund
  Global Bond Fund

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund as of June 30, 1999, the related statements of operations and cash flows (Global Fund only) for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global Fund, Global Equity Fund and Global Bond Fund at June 30, 1999, the results of their operations and cash flows (Global Fund only) for the year then ended and the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Chicago, Illinois
August 11, 1999

================================================================================

                                Distributed by:
                            Funds Distributor, Inc.
                                60 State Street
                                Boston, MA 02109

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

================================================================================

                            [UBS LOGO APPEARS HERE]

P.O. Box 2798, Boston, Massachusetts 02208-9915 . Tel: (800) 794-7753

                            [UBS LOGO APPEARS HERE]



                         Global (Ex-U.S.) Equity Fund

                                 Annual Report

                                 June 30, 1999

                    Trustees And Officers

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]


               Trustees

               Walter E. Auch

               Frank K. Reilly, CFA

               Edward M. Roob


               Officers

               Frank K. Reilly, CFA                 Carolyn M. Burke, CPA
               Chairman of the Board                Secretary and Treasurer

               E. Thomas McFarlan                   David E. Floyd, CPA
               President                            Assistant Secretary

               Thomas J. Digenan, CFA, CPA          Mark F. Kemper
               Vice President                       Assistant Secretary

               Debra L. Nichols
               Vice President

               =================================================================

                    The Fund's Advisor -- Brinson Partners, Inc.

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

               Since the entrepreneurial founding of our organization nearly twenty years ago, we have focused our collective energy on two goals: creating meaningful value-added investment performance; and providing our clients with unrivaled, custom-tailored service of the highest quality.

               Now, in 1999, more than 1,100 employees located in 11 countries around the world continue to deliver investment strategies that meet our clients' needs. With an unrelenting focus on our goals, we have grown into one of the world's premier investment management organizations, with approximately

               USD 280 billion in assets under management, and industry recognition as a global thought leader. In North America, we make our services available to institutions and individual investors through the Brinson Family of Funds. The Brinson Funds are diversified, institutionally priced mutual funds that provide investors convenient access to our global investment expertise and services.

               Within a framework of integrated capital markets, we select portfolio investments by focusing on long-term investment fundamentals. Investment performance for our clients is maximized within and across asset classes through a comprehensive understanding of global investment markets and their interrelationships. We apply a systematic, disciplined approach to valuing investments and combine the seasoned judgement of our global investment teams to construct optimal portfolios-- balancing considerations for both risk and return.

               Brinson Partners, Inc. is a member of the UBS Brinson Division, the institutional asset management division of UBS AG.

               =================================================================
2

                    Table Of Contents

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

               Shareholder Letter.........................................   4

               Global Economic and Market Highlights......................   5

               Global (Ex-U.S.) Equity Fund...............................   6

               Schedule of Investments....................................   9

               Financial Statements.......................................  13

               Financial Highlights.......................................  16

               Notes to Financial Statements..............................  17

               Report of Independent Auditors.............................  20

               =================================================================

                    Shareholder Letter

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]


               July 26, 1999

               Dear Shareholder:

               We are pleased to present the Annual Report for the Global (Ex-U.S.) Equity Fund covering the year ended June 30, 1999. This report focuses on the current international economic outlook as well as our current strategy and performance update.

               Global Capital markets are becoming more integrated and global industries more homogenous. These trends have important implications for the management of both Global Equities and Global (Ex-U.S.) Equities. Allocation to, and the management of, industry exposure are increasing in relative importance, providing investors with important investment characteristics that require thoughtful attention.

               The accelerating globalization of business enterprise and integration of capital markets will also create a change in active equity portfolio management. During the coming years, capital market integration will reduce the market inefficiency produced by country segmentation. The period during which this inefficiency is reduced presents a compelling active management opportunity. To fully capture this opportunity for excess returns, portfolio mandates must be structured to allow active industry management across countries and active stock selection across the domestic/foreign boundary.

               The Global (Ex-U.S) Equity Fund is an actively managed fund that provides integrated asset management across and within security markets. The Global (Ex-U.S.) Equity Fund employs a value-oriented investment philosophy. The Fund also uses the resources of our entire worldwide research team. All of our analysts apply the same value philosophy to their work. All of our portfolios are structured to specific objectives and focused upon both risk and return considerations in the context of full investment cycles. The enclosed report highlights the investment characteristics and the performance of the Fund.

               We very much appreciate your continued trust and the confidence you have placed in the UBS Investment Funds, and look forward to a long lasting, quality relationship.

               Sincerely,

               /s/ Hanspeter A. Walder                   /s/ Raymond Simon
               -----------------------                   ------------------
               Hanspeter A. Walder                       Raymond Simon
               Executive Director                        Managing Director
               Private Banking                           Private Banking

               =================================================================
4

                    Global Economcic And Market Highlights


-------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

               Thanks to a weaker euro and better prospects for the world economy, growth in Euroland is picking up steam after having experienced a slowdown in the first half of 1999. Business confidence is supported by ever stronger commitments of the European governments to implement structural reforms. This should eventually create a better environment for the labor market, boost employment and lift consumers' confidence. Due to divergence of inflation and GDP growth rates, the ECB is still facing a very heterogeneous situation, ranging from above average growth and below average inflation (as in France) to below average growth and above average inflation (as in Italy). No signs of strain have emerged from this situation so far.

               In Japan, first quarter growth (at 7.9% QI/99 over QIV/98 annualized rate) caught market attention. The positive expectations shared by many market participants depend heavily on the government's massive injection of public funds rather than on increased productivity resulting from structural reforms undertaken in the private sector. Only the latter would allow the Japanese economy to move toward a sustainable long-term growth path. The Bank of Japan continues its policy of zero overnight call rates, which it sees as an alternative for full-fledged money supply targeting.

               Growing current account imbalances are emerging. A healthy American economy is attracting capital from all over the world, but at the same time private savings are falling in the U.S. (and this is only partly compensated by higher public savings). The result is a widening current account deficit. With growth picking up in the rest of the world, capital flows are likely to be rerouted. This should alleviate the current account problem and weaken the USD.

               Global (Ex-U.S.) Equity Environment

                                                                        6 months         1 year        3 years       7/31/95*
               Major Markets                                              ended           ended          ended          to
               Total Return in U.S. Dollar Hedged Terms                 6/30/99          6/30/99       6/30/99       6/30/99
               ------------------------------------------------------------------------------------------------------------------
               MSCI World Ex USA (Free) Index                             14.26%          9.72%        16.34%        18.18%
               Europe Ex U.K.                                              9.08           3.60         31.73         29.19
               U.K.                                                        7.64           8.50         20.34         17.80
               Canada                                                     14.41           3.08         18.60         17.38
               Japan                                                      32.60          19.51          1.42          9.03
               Asia Ex Japan                                              33.51          68.29         -4.08          0.13
               ------------------------------------------------------------------------------------------------------------------
                                                                        6 months         1 year        3 years       7/31/95*
               Major Currencies                                           ended           ended          ended          to
               Percent Change Relative to U.S. Dollars                  6/30/99          6/30/99       6/30/99       6/30/99
               ------------------------------------------------------------------------------------------------------------------
               Yen                                                        -6.81%         14.66%        -3.23%        -7.81%
               Pound                                                      -5.26          -5.53          0.48         -0.38
               Euro**                                                    -12.18          -4.83         -7.07         -7.79
               Canadian Dollar                                             3.78          -0.64         -2.65         -1.91
               ------------------------------------------------------------------------------------------------------------------

               *Performance inception date of the UBS Investment Fund -- Global
                (Ex-U.S.) Equity

               **Deutschemark prior to 1/1/99

               All total returns in excess of 1 year are average annualized total returns

               =================================================================

                         Global (Ex-U.S.) Equity Fund

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

               In managing the Global (Ex-U.S.) Equity Fund, we apply our fundamental price/value philosophy with an integrated view of global capital markets. We add value by focusing on four key portfolio management activities. We select the best securities, focus on industries that have the best earnings prospects, concentrate investments in countries with above average political and structural environments, and control exposure to various global currencies. We manage the portfolio within predefined ranges (relative to the benchmark) and use both qualitative and quantitative techniques to control portfolio risk.

               Since its inception on July 31, 1995, the UBSInvestment Fund-- Global (Ex-U.S.) Equity has produced an annualized return of 10.43% compared to the 8.64% return of its benchmark, the MSCI World Ex USA (Free) Index. These results were achieved at a risk level or volatility well below that of the benchmark at 13.07% versus 14.43% respectively. For the most recent six months, the Fund has returned 2.00% versus the benchmark return of 4.34%.

               The main driver of the Fund's relative underperformance on a year-to-date basis was unfavorable security selection decisions. We continued to underweight many of the high-flying internet stocks and stocks in the growth sector of the market. While these stocks are overvalued in our opinion, and we did see some correction in favor of value stocks in the second quarter, growth stocks continued to drive the overall markets higher during the first half of 1999.

               Most European equity markets were very strong in the first quarter, and we took that strength as an opportunity to reduce our overweight position in Europe. Proceeds from the sales were deployed in Japan, where recent macroeconomic policy moves have recently served to support higher asset prices. The Japan equity position is now approximately equal to the benchmark weighting. During the first quarter we also increased the Fund's currency exposure to the euro, while decreasing exposure to the U.K. sterling and Japanese yen.

               Renewed investor confidence in global growth boosted economically sensitive stocks during the second quarter. Value stocks outperformed growth by a wide margin opposing a long-running trend of overperformance by growth issues. An improving economic picture coupled with increased profitability for value stocks suggests that there is scope for continued outperformance of growth stocks in the coming months. Our work continues to suggest that many large capitalization growth stocks remain significantly overvalued.

               As a result, the Fund's largest industry overweights (relative to the benchmark) are to producer goods, basic materials and consumer stocks. The largest underweights are maintained in financials, telecommunication services & equipment and information technology. With respect to country strategy, the Fund's largest overweights are to Australia/New Zealand, the U.K. and Germany, with the largest underweights in Hong Kong, Canada and Switzerland.

               Strong price increases among the European cyclicals prompted us to pare back on certain positions near the end of the second quarter. The unexciting outlook for the British steel industry prompted us to eliminate our position in British Steel after taking advantage of a recent rebound in the stock price. We maintain an overweight in cyclicals however, due to some strong value opportunities in Australia and New Zealand, a new position in the German tire manufacturer, Continental, and a position in Swiss construction and building group, Holderbank.

================================================================================
6

                         Global (Ex-U.S.) Equity Fund

--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

                     TOTAL RETURN
                                                                         6 months        1 year        3 years          7/31/95*
                                                                          ended           ended          ended           to
                                                                          6/30/99        6/30/99        6/30/99         6/30/99
               ------------------------------------------------------------------------------------------------------------------
               UBS INVESTMENT FUND -- GLOBAL (EX-U.S.) EQUITY              2.00%          2.78%         8.41%           10.43%
               ------------------------------------------------------------------------------------------------------------------
               MSCI World Ex USA (Free) Index                              4.34           7.18          8.90             8.64
               ------------------------------------------------------------------------------------------------------------------

               *Inception date of the UBS Investment Fund -- Global (Ex-U.S.) Equity Performance is net of withholding taxes on dividends. Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns

               Illustration of an Assumed Investment of $10,000

               This chart shows the growth in the value of an investment in the UBS Investment Fund -- Global (Ex-U.S.) Equity and the MSCI World Ex USA (Free) Index if you had invested $10,000 on July 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 1999. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.


               UBS Investment Fund -- Global (Ex-U.S.) Equity
               VS. MSCI World Ex USA (Free) Index
               Wealth Value with Dividends Reinvested


               -------------------------------------------------
                                  UBS Fund       MSCI Index
               -------------------------------------------------
                7/31/95           $10,000         $10,000
               -------------------------------------------------
                                  $10,146         $ 9,632
               -------------------------------------------------
                9/30/95           $10,302         $ 9,817
               -------------------------------------------------
                                  $10,205         $ 9,563
               -------------------------------------------------
                                  $10,448         $ 9,835
               -------------------------------------------------
                12/31/95          $10,858         $10,220
               -------------------------------------------------
                                  $11,065         $10,291
               -------------------------------------------------
                                  $11,024         $10,320
               -------------------------------------------------
                3/31/96           $11,158         $10,538
               -------------------------------------------------
                                  $11,563         $10,848
               -------------------------------------------------
                                  $11,500         $10,662
               -------------------------------------------------
                6/30/96           $11,578         $10,713
               -------------------------------------------------
                                  $11,256         $10,398
               -------------------------------------------------
                                  $11,287         $10,443
               -------------------------------------------------
                9/30/96           $11,630         $10,727
               -------------------------------------------------
                                  $11,578         $10,654
               -------------------------------------------------
                                  $12,161         $11,099
               -------------------------------------------------
                12/31/96          $12,140         $10,947
               -------------------------------------------------
                                  $12,074         $10,612
               -------------------------------------------------
                                  $12,262         $10,770
               -------------------------------------------------
                3/31/97           $12,328         $10,775
               -------------------------------------------------
                                  $12,405         $10,844
               -------------------------------------------------
                                  $13,220         $11,561
               -------------------------------------------------
                6/30/97           $13,815         $12,174
               -------------------------------------------------
                                  $14,059         $12,400
               -------------------------------------------------
                                  $13,063         $11,468
               -------------------------------------------------
                9/30/97           $13,782         $12,111
               -------------------------------------------------
                                  $12,920         $11,200
               -------------------------------------------------
                                  $12,687         $11,068
               -------------------------------------------------
                12/31/97          $12,750         $11,174
               -------------------------------------------------
                                  $13,166         $11,653
               -------------------------------------------------
                                  $13,844         $12,411
               -------------------------------------------------
                3/31/98           $14,379         $12,814
               -------------------------------------------------
                                  $14,486         $12,912
               -------------------------------------------------
                                  $14,475         $12,855
               -------------------------------------------------
                6/30/98           $14,354         $12,909
               -------------------------------------------------
                                  $14,497         $12,994
               -------------------------------------------------
                                  $12,698         $11,335
               -------------------------------------------------
                9/30/98           $12,377         $11,011
               -------------------------------------------------
                                  $13,318         $12,160
               -------------------------------------------------
                                  $13,985         $12,778
               -------------------------------------------------
                12/31/98          $14,463         $13,259
               -------------------------------------------------
                1/31/99            14,415          13,257
               -------------------------------------------------
                2/28/99            13,945          12,924
               -------------------------------------------------
                3/31/99            14,331          13,458
               -------------------------------------------------
                4/30/99            14,994          14,039
               -------------------------------------------------
                5/31/99            14,198          13,321
               -------------------------------------------------
                6/30/99            14,752          13,835
               -------------------------------------------------

               -------------------------------------------------

               -------------------------------------------------

               -------------------------------------------------

               -------------------------------------------------


               Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

===============================================================================
                                                                              7

GLOBAL (EX-U.S.) EQUITY FUND


--------------------------------------------------------------------------------
[UBS LOGO APPEARS HERE]

INDUSTRY DIVERSIFICATION

As a Percent of Net Assets
As of June 30, 1999
---------------------------------------------------------
GLOBAL (Ex-U.S.) EQUITIES
Aerospace & Military.........................       1.05%
Airlines.....................................       1.03
Appliances &Households.......................       2.01
Autos/Durables...............................       2.69
Banking......................................      10.06
Beverages &Tobacco...........................       2.98
Broadcasting & Publishing....................       4.06
Building Materials...........................       0.98
Business & Public Service....................       3.73
Chemicals....................................       4.26
Construction.................................       0.64
Data Processing..............................       1.45
Electric Components..........................       1.27
Electronics..................................       5.17
Energy.......................................       6.05
Financial Services...........................       2.39
Food & House Products........................       4.00
Forest Products..............................       1.06
Health &Personal Care........................       6.36
Industrial Components........................       2.37
Insurance....................................       5.14
Leisure & Tourism............................       0.32
Machinery &Engineering.......................       0.75
Merchandising................................       4.85
Metals-Steel.................................       0.40
Multi-Industry...............................       1.67
Non-Ferrous Metals...........................       1.76
Real Estate..................................       0.72
Recreation...................................       0.92
Telecommunications...........................       8.39
Textiles & Apparel...........................       0.19
Transportation...............................       1.28
Utilities....................................       5.15
Wholesale & International Trade..............       0.56
                                                  ------
   Total Global (Ex-U.S.) Equities...........      95.71
CONVERTIBLEBONDS.............................       0.03
SHORT-TERM INVESTMENTS.......................       0.87
                                                  ------
   TOTAL INVESTMENTS.........................      96.61
CASH AND OTHER ASSETS,
   LESS LIABILITIES..........................       3.39
                                                  ------
NET ASSETS...................................     100.00%
                                                  ======


MARKET AND CURRENCY STRATEGY

As of June 30, 1999

                           Fund
                    -------------------
                     Market    Currency
                    Strategy   Strategy     Index
--------------------------------------------------
Australia              5.74%      8.24%      2.75%
Austria                0.16       0.00       0.00
Belgium                1.30       0.00       0.00
Canada                 2.91       4.18       4.18
Denmark                0.38       0.73       0.73
Euro                   0.00      43.79      35.36
Finland                1.94       0.00       0.00
France                 9.50       0.00       0.00
Germany               10.80       0.00       0.00
Hong Kong              0.00       0.00       2.43
Italy                  2.70       0.00       0.00
Japan                 23.01      15.01      23.01
Netherlands            4.94       0.00       0.00
New Zealand            0.70       0.70       0.19
Norway                 0.23       0.40       0.40
Portugal               0.42       0.00       0.00
Singapore              0.92       0.92       0.92
Spain                  2.26       0.00       0.00
Sweden                 2.75       6.19       2.19
Switzerland            5.49       6.49       6.49
U.K.                  23.85      13.35      21.35
--------------------------------------------------
                     100.00%    100.00%    100.00%

Top Ten Global (Ex-U.S.) Equity Holdings

As Of June 30, 1999

                                        Percent of
                                        Net Assets
---------------------------------------------------
1.  BPAmoco PLC                            1.67%
2.  Veba AG                                1.65
3.  ING Groep NV                           1.46
4.  Nestle S.A. (Reg.)                     1.40
5.  Nippon Telegraph & Telephone Corp.     1.27
6.  Lloyds TSB Group PLC                   1.24
7.  Bayer AG                               1.24
8.  Siemens AG                             1.24
9.  Glaxo Wellcome PLC                     1.20
10. Novartis AG (Reg.)                     1.20
---------------------------------------------------

================================================================================
8

                    Global (Ex-U.S.) Equity Fund -- Schedule of Investments


June 30, 1999

------------------------------------------------------------------------------

                                                   Shares         Value
                                                  --------      ----------
Global (Ex-U.S.) Equities -- 95.71%
Australia -- 5.79%
Amcor Ltd.................................          85,740      $  476,598
Amp Limited...............................         116,500       1,273,573
Brambles Industries Ltd...................          37,040         975,769
Broken Hill Proprietary Co., Ltd..........         244,720       2,834,657
CSR Ltd...................................         350,590       1,002,481
David Jones Ltd...........................         334,200         327,387
Lend Lease Corp., Ltd.....................          92,296       1,267,207
National Australia Bank Ltd...............         221,648       3,667,726
News Corp. Ltd............................         373,588       3,187,417
News Corp. Ltd., Preferred................         157,179       1,197,465
Orica Ltd.................................          54,020         295,022
Qantas Airways Ltd........................         473,538       1,564,042
QBE Insurance Group Ltd...................         211,823         806,184
Rio Tinto Ltd.............................          97,060       1,591,455
Santos Ltd................................         241,340         790,729
Telstra Corp. Ltd.........................         632,310       3,623,185
Westpac Banking Corp., Ltd................         373,841       2,424,968
WMC Ltd...................................         187,070         803,603
Woolworth's Ltd...........................         200,960         668,403
                                                                ----------
                                                                28,777,871
                                                                ----------
Austria -- 0.14%
Austria Tabakwerke AG.....................          12,300         716,702
                                                                ----------
Belgium -- 1.25%
Fortis (B)................................         149,047       4,680,535
KBC Bancassurance Holding.................          25,510       1,512,737
                                                                ----------
                                                                 6,193,272
                                                                ----------
Canada -- 2.79%
Agrium, Inc...............................          74,680         650,883
Alcan Aluminum Ltd........................          31,240         986,737
Bank of Montreal..........................          19,210         694,369
Canadian National Railway Co..............          19,190       1,282,272
Canadian Pacific Ltd......................          57,614       1,362,401
Hudson's Bay Co...........................          60,120         670,211
Imasco, Ltd...............................          31,200         836,862
Imperial Oil Ltd..........................          47,960         907,290
Magna International, Inc., Class A........           9,860         555,254
Newbridge Networks Corp. (b)..............          30,610         868,604
NOVA Chemicals Corp.......................           8,800         205,121
NOVA Corp.................................          26,521         618,184
Potash Corporation of Saskatchewan, Inc...           7,660         394,101
Royal Bank of Canada......................          24,620       1,081,211
Seagram Co., Ltd..........................           8,300         411,327
Shaw Communications, Inc., Class B........          35,580       1,401,469
TransCanada Pipelines Ltd.................          42,876         601,093
Westcoast Energy, Inc.....................          17,120         334,280
                                                                ----------
                                                                13,861,669
                                                                ----------
Denmark -- 0.37%..........................
Tele Danmark A/S..........................          36,800       1,811,346
                                                                ----------
Finland -- 1.86%
Merita Ltd., Class A......................         357,400       2,030,912
Nokia Oyj.................................          49,060       4,300,624
UPM-Kymmene Corp..........................         102,200       2,930,088
                                                                 ---------
                                                                 9,261,624
                                                                 ---------
France -- 8.68%
Aerospatiale Matra........................          63,150      $1,455,579
Air Liquide...............................          15,632       2,458,495
Banque Nationale de Paris.................          27,686       2,307,048
Carrefour S.A.............................          13,970       2,053,035
Cie de Saint Gobain.......................          10,813       1,722,898
Elf Aquitaine S.A.........................          26,244       3,851,412
France Telecom S.A........................          44,530       3,363,917
Air France (b)............................          95,890       1,710,820
Groupe Danone.............................          11,360       2,928,892
Michelin, Class B.........................          28,783       1,177,561
Rhone-Poulenc, Class A....................          43,280       1,977,762
SEITA.....................................          83,099       4,799,200
Societe Generale..........................          11,593       2,043,256
Suez Lyonnaise des Eaux S.A...............          16,052       2,895,369
Thomson CSF...............................          95,800       3,329,511
Total S.A., Class B.......................          21,443       2,766,482
Vivendi...................................          28,195       2,284,038
                                                                ----------
                                                                43,125,275
                                                                ----------
Germany -- 10.55%
Allianz AG................................          15,308       4,278,315
Bayer AG..................................         148,206       6,167,289
Continental AG............................          90,800       2,172,495
DaimlerChrysler AG........................          49,513       4,325,015
Deutsche Bank AG..........................          87,591       5,338,656
Deutsche Telekom AG.......................          98,910       4,156,740
Deutsche Telekom AG, Rights (b)...........         100,610          19,714
Dresdner Bank AG..........................          88,030       3,422,607
Mannesmann AG.............................          34,250       5,121,694
SAP AG....................................           4,280       1,467,643
Siemens AG................................          79,940       6,166,671
Veba AG...................................         138,638       8,178,305
Volkswagen AG.............................          25,506       1,645,862
                                                                ----------
                                                                52,461,006
                                                                ----------
Italy -- 2.60%
Assicurazioni Generali....................        94,446         3,272,712
ENI Spa...................................       688,000         4,108,204
ENI Spa ADR...............................        11,080           664,800
La Rinascente Spa.........................       208,140         1,575,566
Montedison Spa............................       849,305         1,383,903
San Paolo-imi, Spa........................       141,610         1,927,760
                                                                ----------
                                                                12,932,945
                                                                ----------
Japan -- 22.25%
Acom Co., Ltd.............................        24,400         2,106,576
Amada Co., Ltd............................       127,000           897,100
Bank of Tokyo-Mitsubushi,  Ltd............       208,000         2,960,872
Bridgestone Corp..........................        65,000         1,965,466
Canon,  Inc...............................       102,000         2,932,584
Citizen Watch Co., Ltd....................       117,000         1,014,954
Dai Nippon Printing Co., Ltd..............       117,000         1,870,415
Daiichi Pharmaceutical Co., Ltd...........       103,000         1,598,100
Daikin Industries Ltd.....................       245,000         2,843,895
Daiwa House Industry Co., Ltd.............        61,000           641,548
East Japan Railway Co.....................           361         1,938,615
Fanuc.....................................        50,700         2,722,654
Fuji Photo Film...........................        34,000         1,286,517
Fujitsu...................................       213,000         4,284,988
Honda Motor Co............................        88,000         3,729,676

================================================================================
                                                                               9

                    Global (Ex-U.S.) Equity Fund -- Schedule of Investments


June 30, 1999

-------------------------------------------------------------------------------

                                                   Shares          Value
                                                  --------     -----------
Japan -- continued
Hoya Corp.................................          28,000      $1,579,974
Ito Yokado Co., Ltd.......................          60,000       4,015,202
Kaneka Corp...............................         125,000       1,177,297
Kao Corp..................................          81,000       2,275,281
Kirin Brewery Co., Ltd....................         137,000       1,641,193
Kokuyo....................................          41,000         660,525
Kuraray Co., Ltd..........................         154,000       1,852,479
Marui Co., Ltd............................          66,000       1,090,549
Matsushita Electric Industrial Co.........         149,000       2,892,845
Mitsubishi Estate Co., Ltd................         238,000       2,322,191
Mitsubishi Corp...........................         410,000       2,777,594
NGK Insulators............................         205,000       2,140,780
Nintendo Corp., Ltd.......................          14,500       2,037,715
Nippon Denso Co., Ltd.....................         106,000       2,154,329
Nippon Meat Packers,  Inc.................          98,000       1,279,247
Nippon Steel Co...........................         865,000       2,008,138
Nippon Telegraph & Telephone Corp.........             544       6,337,079
Nomura Securities Co., Ltd................         217,000       2,540,392
Obayashi Corp.............................         209,000       1,051,561
Osaka Gas Co..............................         578,000       1,962,640
Sankyo Co., Ltd...........................          91,000       2,293,044
Sanwa Bank Ltd............................         146,000       1,436,600
Secom Co., Ltd............................          29,000       3,018,837
Sega Enterprises Ltd......................          16,100         212,955
Sekisui House Ltd.........................         138,000       1,488,995
Shin-Etsu Chemical Co.,  Ltd..............          25,000         836,500
Sony Corp.................................          28,800       3,105,089
Sumitomo Bank.............................         148,000       1,835,327
Sumitomo Chemical Co......................         329,000       1,508,551
Sumitomo Electric Industries..............         140,000       1,591,540
Taiheiyo Cement Corp......................             600           1,720
Takeda Chemical Industries................          77,000       3,568,820
TDK Corp..................................          22,000       2,012,062
Tokio Marine & Fire Insurance Co..........         115,000       1,249,380
Tokyo Electric Power......................         129,400       2,731,469
Toshiba Corp..............................         295,000       2,103,313
Toyota Motor Corp.........................         116,000       3,670,522
Yamato Transport Co.,  Ltd................          76,000       1,324,851
                                                               -----------
                                                               110,580,546
                                                               -----------
Netherlands -- 4.70%
Elsevier NV...............................         301,170       3,494,212
Heineken NV...............................          23,602       1,208,518
ING Groep NV..............................         134,000       7,255,195
Koninklijke KPN NV........................          84,012       3,942,192
Royal Dutch Petroleum Co..................          80,180       4,696,771
Unilever NV...............................          41,143       2,772,851
                                                               -----------
                                                                23,369,739
                                                               -----------
New Zealand -- 0.92%
Auckland International Airport Ltd........         223,210         343,009
Carter Holt Harvey Ltd....................         325,940         390,337
Fletcher Challenge Paper..................         500,840         374,207
Lion Nathan Ltd...........................         251,670         602,786
Telecom Corp. of New Zealand Ltd..........         670,890       2,879,585
                                                               -----------
                                                                 4,589,924
                                                               -----------

Norway -- 0.37%
Norsk Hydro ASA...........................          20,510      $  773,766
Norske Skogindustrier ASA.................          29,150       1,073,801
                                                                ----------
                                                                 1,847,567
                                                                ----------
Portugal -- 0.40%
EDP Electricidade de Portugal S.A.........         111,000       1,998,721
                                                                ----------
Singapore -- 0.91%
Singapore Press Holdings Ltd..............         181,975       3,099,721
United Overseas Bank Ltd. (Frgn.).........         203,000       1,418,913
                                                                ----------
                                                                 4,518,634
                                                                ----------
Spain -- 2.17%
Banco Popular Espanol S.A.................          27,615       1,986,435
Banco Santander Central Hispano, S.A......         317,557       3,307,715
Endesa S.A................................         100,186       2,136,695
Telefonica S.A. (b).......................          69,915       3,367,947
                                                                ----------
                                                                10,798,792
                                                                ----------
Sweden -- 2.58%
Electrolux AB,  B Shares..................         191,870       4,017,038
Investor AB, B Shares.....................         179,480       2,005,481
Nordbanken Holding AB.....................         231,960       1,355,965
Swedish Match AB..........................         655,980       2,337,826
Ericsson LM, B Shares.....................          96,600       3,096,154
                                                                ----------
                                                                12,812,464
                                                                ----------
Switzerland -- 5.24%
Adecco S.A................................           2,036       1,090,948
Holderbank Financiere Glarus AG, B Shares.           1,795       2,118,760
Holderbank Financiere Glarus AG, Rights...               1              15
Nestle S.A. (Reg.)........................           3,854       6,943,943
Novartis AG (Reg.)........................           4,093       5,976,528
Roche Holding AG (Gen.)...................             512       5,262,936
Swiss Reinsurance Co. (Reg.)..............             341         649,273
Swisscom AG (Reg.)........................          10,674       4,016,654
                                                                ----------
                                                                26,059,057
                                                                ----------
United Kingdom -- 22.14%
Allied Zurich PLC.........................         210,252       2,643,064
AstraZeneca Group PLC.....................          62,234       2,407,349
Barclays PLC..............................         105,230       3,062,021
BOC Group PLC.............................         256,450       5,012,579
Boots Company PLC.........................         176,340       2,094,454
British Aerospace PLC.....................          66,000         428,365
British Airways PLC.......................         268,000       1,849,259
BP Amoco PLC..............................         463,475       8,306,606
British Telecommunications PLC............         183,000       3,066,346
Charter PLC...............................         461,988       2,709,009
Coats Viyella PLC.........................       1,154,489         928,104
Diageo PLC................................         297,935       3,111,317
FKI PLC...................................       1,103,225       3,426,884
General Electric Co. PLC..................         561,240       5,723,869
Glaxo Wellcome PLC........................         215,260       5,982,084
Greenalls Group PLC.......................         283,375       1,585,721
House of Fraser PLC.......................         555,090         765,611
John Mansfield Group PLC..................         108,500          13,682
Lloyds TSB Group PLC......................         456,545       6,188,977
Marks & Spencer PLC.......................       1,013,550       5,863,380
Mirror Group PLC..........................         650,240       2,525,317
National Power PLC........................         423,000       3,080,486

================================================================================
10

            GLobal (Ex-U.S.) Equity Fund -- Schedule Of Investments

June 30, 1999
--------------------------------------------------------------------------------

                                                                       Shares     Value
                                                                      --------  ----------
UNITED KINGDOM -- continued
Nycomed Amersham PLC........................................           363,090  $ 2,524,002
Peninsular & Oriental Steam Navigation Co...................           121,986    1,831,521
Pennon Group PLC............................................               177        2,963
Prudential Corp. PLC........................................           354,820    5,223,863
Reckitt & Colman PLC........................................           168,000    1,751,765
Reed International PLC......................................           316,190    2,109,512
Rio Tinto Ltd...............................................           318,890    5,345,831
RJB Mining PLC..............................................           476,840      394,611
Royal & Sun Alliance Insurance Group PLC....................           163,794    1,469,086
Sainsbury (J.) PLC..........................................           120,950      762,610
Scottish & Southern Energy PLC..............................           448,720    4,590,468
Tesco PLC...................................................         1,647,830    4,240,357
Thames Water PLC............................................           139,589    2,213,533
Unilever PLC................................................           217,000    1,930,903
United News & Media PLC.....................................           327,580    3,149,808
Yorkshire Water PLC.........................................           249,000    1,730,911
                                                                               ------------
                                                                                110,046,228
                                                                               ------------
Total Global (Ex-U.S.) Equities
        (Cost $398,136,572).................................                    475,763,382
                                                                               ------------

                                                                      Face
                                                                     Amount
                                                                     ------
Convertible Bonds -- 0.03%
AUSTRALIA -- 0.03%
Burns, Philp Treasury, 7.50%,
due 08/14/03.............................................AUD         1,228,664      162,651
Burns, Philp & Co., Ltd., Warrants (b)......................         1,228,664           --
                                                                                  -----------
Total Convertible Bonds (Cost $147,071).....................                        162,651
                                                                                  -----------

                                                                       Shares     Value
                                                                      --------  ----------
Short-Term Investments Companies -- 0.87%
Short-Term Investments Companies -- 0.87%
Brinson Supplementary Trust U.S.
 Cash Management Prime Fund
 (Cost $4,300,836)..........................................         4,300,836   $  4,300,836
                                                                                 ------------
Total Investments
 (Cost $402,584,479) -- 96.61% (a)..........................                      480,226,869
Cash and other assets, less liabilities -- 3.39%............                       16,850,002
                                                                                 ------------
Net Assets -- 100%..........................................                     $497,076,871
                                                                                 ============

See accompanying notes to schedule of investments.

================================================================================

            GLobal (Ex-U.S.) Equity Fund -- Schedule Of Investments

June 30, 1999
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $402,584,479; and net unrealized appreciation consisted of:

     Gross unrealized appreciation.......................................   $ 92,641,130
     Gross unrealized depreciation.......................................    (14,998,740)
                                                                            ------------
          Net unrealized appreciation....................................   $ 77,642,390
                                                                            ------------

(b) Non-income producing security

FORWARD FOREIGN CURRENCY CONTRACTS

The Global (Ex-U.S.) Equity Fund had the following open forward foreign currency contracts as of June 30, 1999:

                                                                           Settlement      Local       Current     Unrealized
                                                                             Date         Currency      Value      Gain/(Loss)
                                                                           ----------     --------     -------     ----------
Forward Foreign Currency Buy Contracts
Australian Dollar..........................................................  8/19/99     38,300,000   $25,364,742  $   617,401
British Pound..............................................................  8/19/99      7,800,000    12,299,541     (167,910)
Canadian Dollar............................................................  8/19/99     11,800,000     7,978,040       48,838
Euro.......................................................................  8/19/99     39,350,000    40,735,833   (2,280,810)
Swedish Krona..............................................................  8/19/99    142,600,000    16,824,549   (1,213,556)
Swiss Franc................................................................  8/19/99      7,500,000     4,852,767     (364,721)

Forward Foreign Currency Sale Contracts
Australian Dollar..........................................................  8/19/99      3,100,000     2,053,021        2,589
British Pound..............................................................  8/19/99     36,500,000    57,555,545    1,797,020
Euro.......................................................................  8/19/99      3,150,000     3,260,937       76,803
Japanese Yen...............................................................  8/19/99  4,740,000,000    39,451,235    1,003,056
                                                                                                                   -----------
     Total.................................................................                                        $  (481,290)
                                                                                                                   ===========

                See accompanying notes to financial statements.

================================================================================
12

                            GLOBAL (EX-U.S.) EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
ASSETS:
 Investments, at value:
  Unaffiliated issuers (Cost $398,283,643).........................................................       $475,926,033
  Affiliated issuers (Cost $4,300,836).............................................................          4,300,836
 Foreign currency, at value (Cost $1,015,491)......................................................          1,049,683
 Cash..............................................................................................         17,112,328
 Receivables:
  Investment securities sold.......................................................................         13,832,745
  Dividends........................................................................................          1,240,203
  Interest.........................................................................................             73,124
  Fund shares sold.................................................................................          8,440,505
 Variation margin..................................................................................            575,931
                                                                                                          ------------
     TOTAL ASSETS..................................................................................        522,551,388
                                                                                                          ------------
LIABILITIES:
 Payables:
  Investment securities purchased..................................................................          2,012,851
  Fund shares redeemed.............................................................................         22,339,144
  Investment advisory fees.........................................................................            360,906
  Accrued expenses.................................................................................            280,326
 Net unrealized depreciation on forward foreign currency contracts.................................            481,290
                                                                                                          ------------
     TOTAL LIABILITIES.............................................................................         25,474,517
                                                                                                          ------------
NET ASSETS.........................................................................................       $497,076,871
                                                                                                          ============
NET ASSETS CONSIST OF:
 Paid in capital...................................................................................       $416,353,774
 Accumulated undistributed net investment income...................................................          2,738,174
 Accumulated net realized gain.....................................................................            823,091
 Net unrealized appreciation.......................................................................         77,161,832
                                                                                                          ------------
     NET ASSETS....................................................................................       $497,076,871
                                                                                                          ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $490,322,498 and 39,737,271 shares issued and outstanding)......................................       $      12.34
                                                                                                          ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $15,148 and 1,232 shares issued and outstanding)................................................       $      12.30
                                                                                                          ============
 UBS Investment Funds Class:
  Net asset value, offering price and redemption price per share (Based on net assets of
   $6,739,225 and 552,223 shares issued and outstanding)...........................................       $      12.20
                                                                                                          ============

                See accompanying notes to financial statements.

================================================================================

               GLOBAL (EX-U.S.) EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends (net of $1,179,337 for foreign taxes withheld)........................    $  9,985,856
 Interest (including securities lending income of $148,237)......................         882,438
                                                                                     ------------
     TOTAL INCOME................................................................      10,868,294
                                                                                     ------------

EXPENSES:
 Advisory........................................................................       3,713,448
 Administration..................................................................         347,175
 Custodian.......................................................................         200,713
 Distribution....................................................................          43,892
 Other...........................................................................         354,845
                                                                                     ------------
     TOTAL EXPENSES..............................................................       4,660,073
                                                                                     ------------
     NET INVESTMENT INCOME.......................................................       6,208,221
                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments....................................................................      (2,681,583)
  Futures contracts..............................................................         575,931
  Foreign currency transactions..................................................         188,730
                                                                                     ------------
    Net realized loss............................................................      (1,916,922)
                                                                                     ------------

 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency...............................................      17,631,875
  Forward contracts..............................................................       1,988,204
  Translation of other assets and liabilities denominated in foreign currency....         (61,073)
                                                                                     ------------
    Change in net unrealized appreciation or depreciation........................      19,559,006
                                                                                     ------------
 Net realized and unrealized gain................................................      17,642,084
                                                                                     ------------
 Net increase in net assets resulting from operations............................    $ 23,850,305
                                                                                     ============


                See accompanying notes to financial statements.


================================================================================
14

               GLOBAL (EX-U.S.) EQUITY FUND -- FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Year                Year
                                                                                             Ended               Ended
                                                                                          June 30, 1999       June 30, 1998
                                                                                          -------------       -------------
OPERATIONS:
 Net investment income................................................................    $   6,208,221       $   6,539,098
 Net realized gain (loss).............................................................       (1,916,922)         12,223,856
 Change in net unrealized appreciation or depreciation................................       19,559,006           6,875,111
                                                                                          -------------       -------------
 Net increase in net assets resulting from operations.................................       23,850,305          25,638,065
                                                                                          -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I.....................................................................       (4,564,403)         (6,380,973)
  Brinson Class N.....................................................................             (121)                (58)
  UBS Investment Funds Class..........................................................          (23,356)            (51,271)
 Distributions from net realized gain:
  Brinson Class I.....................................................................       (4,498,729)        (25,288,399)
  Brinson Class N.....................................................................             (126)                (59)
  UBS Investment Funds Class..........................................................          (52,439)           (521,640)
                                                                                          -------------       -------------
 Total distributions to shareholders..................................................       (9,139,174)        (32,242,400)
                                                                                          -------------       -------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold..........................................................................      842,598,303         317,039,181
 Shares issued in connection with acquisition of UBS International Equity Fund........       21,515,034                  --
 Shares issued on reinvestment of distributions.......................................        8,583,385          31,189,854
 Shares redeemed......................................................................     (834,980,130)       (325,627,875)
                                                                                          -------------       -------------
 Net increase in net assets resulting from capital share transactions.................       37,716,592          22,601,160
                                                                                          -------------       -------------
     TOTAL INCREASE IN NET ASSETS.....................................................       52,427,723          15,996,825
                                                                                          -------------       -------------

NET ASSETS:
 Beginning of year....................................................................      444,649,148         428,652,323
                                                                                          -------------       -------------
 End of year (including accumulated undistributed net investment income of
  $2,738,174 and $1,437,308, respectively)............................................    $ 497,076,871       $ 444,649,148
                                                                                          =============       =============


                  See accompany notes to financial statements


================================================================================

                    Global (Ex-U.S.) Equity Fund -- Financial Highlights

--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                           Year Ended June 30,                     July 31, 1995*
                                                            -------------------------------------------------
                                                                                                                     Through
UBS Investment Funds Class                                      1999               1998               1997         June 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....................   $       12.05      $      12.49       $      11.12     $       10.26
                                                            -------------      ------------       ------------     -------------
 Income from investment operations:
   Net investment income.................................            0.05              0.08               0.11              0.12
   Net realized and unrealized gain......................            0.27              0.30               1.93              1.45
                                                            -------------      ------------       ------------     -------------
      Total income from investment operations............            0.32              0.38               2.04              1.57
                                                            -------------      ------------       ------------     -------------
 Less distributions:
   Distributions from investment income..................           (0.05)            (0.08)             (0.11)            (0.15)
   Distributions from net realized gain..................           (0.12)            (0.74)             (0.56)            (0.56)
                                                            -------------      ------------       ------------     -------------
      Total distributions................................           (0.17)            (0.82)             (0.67)            (0.71)
                                                            -------------      ------------       ------------     -------------
Net asset value, end of period...........................   $       12.20      $      12.05       $      12.49     $       11.12
                                                            =============      ============       ============     =============

Total return (non-annualized)............................            2.78%             3.90%             19.32%            15.78%
Ratios/Supplemental data:
 Net assets, end of period (in 000s).....................   $       6,739      $      5,310       $      7,797     $       1,262
 Ratio of expenses to average net assets:
   Before expense reimbursement..........................            1.83%             1.84%              1.81%             2.04%**
   After expense reimbursement...........................             N/A               N/A                N/A              1.84%**
 Ratio of net investment income to average net assets:
   Before expense reimbursement..........................            0.51%             0.68%              1.02%             0.83%**
   After expense reimbursement...........................             N/A               N/A                N/A              1.03%**
 Portfolio turnover rate.................................              74%               49%                25%               20%

   *  Commencement of UBS Investment Funds Class
  **  Annualized
 N/A = Not Applicable


                See accompanying notes to financial statements.
================================================================================
16

                   GLOBAL (EX-U.S.) EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eleven series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (Ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBS Investment Funds Class (formerly, SwissKey Class). There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the Brinson Class I and the Brinson Class N are presented separately.

On December 19, 1998, the Global (Ex-U.S.) Equity Fund (the "Fund") acquired all the net assets of the UBS International Equity Fund pursuant to a plan of reorganization approved by shareholders on December 11, 1998. The acquisition was accomplished by a tax-free exchange of 1,827,955 Brinson Class I shares of the Global (Ex-U.S.) Equity Fund for the shares of UBS International Equity Fund outstanding on December 18, 1998. The net assets of the UBS International Equity Fund, including $38,003 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Global (Ex-U.S.) Equity Fund and the UBS International Equity Fund immediately before the merger were $463,315,718 and $21,515,034, respectively.

The following is a summary of significant accounting policies consistently followed by the Global (Ex-U.S.) Equity Fund in the preparation of its financial statements.

A.   INVESTMENT VALUATION:   Securities for which market quotations are readily
available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Investments in affiliated investment companies are valued each day based on the closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.   FOREIGN CURRENCY TRANSLATION:   Investment securities and other assets and
liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.   INVESTMENT TRANSACTIONS:   Investment transactions are accounted for on a
trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.   INVESTMENT INCOME:   Interest income, which includes the amortization of
premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.   FEDERAL INCOME TAXES:   It is the policy of the Fund to comply with all
requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1999, therefore, no federal income tax provision was required.

F.   DISTRIBUTIONS TO SHAREHOLDERS:   It is the policy of the Fund to distribute
its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

================================================================================

                   GLOBAL (EX-U.S.) EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

G.   INCOME AND EXPENSE ALLOCATION:   All income earned and expenses incurred by
the Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the UBS Investment Funds Class.

H.   USE OF ESTIMATES:   The preparation of financial statements in conformity
with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. The expense cap is 1.00%, 1.25% and 1.84% of the average daily net assets of the Brinson Class I, Brinson Class N and UBS Investment Funds Class, respectively. Investment advisory fees for the year ended June 30, 1999, were as follows:

                                                        Advisory    Advisory
                                                           Fee        Fees
                                                       ----------  ----------
Global (Ex-U.S.) Equity Fund........................      0.80%    $3,713,448

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1999 were $6,792.

The Fund invests in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. The Supplementary Trust is offered as a cash management option to mutual funds and other accounts managed by the Advisor. The Supplementary Trust charges no management fees. Distributions received from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at June 30, 1999 and for the year then ended, were as follows:

                                                                                                  % of
                                                           Sales       Interest                    Net
                                          Purchases      Proceeds       Income       Value        Assets
                                        ------------   ------------   ----------   ----------   ----------
Global (Ex-U.S.) Equity Fund.........   $424,308,794   $420,007,958    $331,042    $4,300,836      0.87%

3.   INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 1999, excluding short-term investments, were as follows:

                                                                    Proceeds
                                                     Purchases     From Sales
                                                   ------------   ------------
Global (Ex-U.S.) Equity Fund...................    $358,514,001   $333,571,232

4.   FORWARD FOREIGN CURRENCY CONTRACTS

The Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts at and for the year ended June 30, 1999, was the Fund's custodian or an affiliate of the Fund's custodian.

5.   FUTURES CONTRACTS

The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such

================================================================================
18

          Global (Ex-U.S.) Equity Fund--Notes To Finacial Statements

-------------------------------------------------------------------------------

contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

6.   SECURITY LENDING

The Fund loaned securities to certain brokers with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. The Fund receives securities, which are not reflected in the statement of assets and liabilities, as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 105% of the value of non-U.S. securities loaned. The value of loaned securities and related collateral at June 30, 1999 was $19,889,426 and $21,802,826, respectively.

7.   DISTRIBUTION PLANS

The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBS Investment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBS Investment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the daily net assets of the Brinson Class N. Annual fees under the UBS Investment Funds Plan, which include a 0.25% service fee, shall not exceed 0.84% of the average daily net assets of the UBS Investment Funds Class.

8.   LINE OF CREDIT

The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is based on the Federal Funds rate plus 0.50% per year. The Funds pay a commitment fee of 0.08% per year of the average daily unutilized balance of the line of credit. During the year ended June 30, 1999, the Global (Ex-U.S.) Equity Fund had borrowings of $1,300,000 and $3,600,000 outstanding for 1 day each under the agreement.

9.   CAPITAL TRANSACTIONS

Capital stock transactions were as follows:

                                                                       Year Ended                Year Ended
                                                                     June 30, 1999             June 30, 1998
                                                                 ------------------------   ----------------------
                                                                   Shares        Value      Shares         Value
                                                                 ---------   ------------   ---------  ------------
Sales:
  Brinson Class I*...........................................    72,650,740  $857,199,838  26,268,807  $312,436,986
  Brinson Class N............................................           365         4,263         798         9,817
  UBS Investment Funds Class.................................       587,229     6,909,236     387,174     4,592,378
                                                                 ----------  ------------  ----------  ------------
     Total Sales.............................................    73,238,334  $864,113,337  26,656,779  $317,039,181
                                                                 ==========  ============  ==========  ============
Dividend Reinvestment:
  Brinson Class I............................................       726,832  $  8,514,975   2,849,536  $ 30,664,100
  Brinson Class N............................................            21           247          10           117
  UBS Investment Funds Class.................................         5,917        68,163      49,433       525,637
                                                                 ----------  ------------  ----------  ------------
     Total Dividend Reinvestment.............................       732,770  $  8,583,385   2,898,979  $ 31,189,854
                                                                 ==========  ============  ==========  ============
Redemptions:
  Brinson Class I............................................    69,803,887  $829,422,705  26,391,131  $318,236,785
  Brinson Class N............................................            41           487          --            --
  UBS Investment Funds Class.................................       481,376     5,556,938     620,542     7,391,090
                                                                 ----------  ------------  ----------  ------------
     Total Redemptions.......................................    70,285,304  $834,980,130  27,011,673  $325,627,875
                                                                 ==========  ============  ==========  ============

 * Includes shares issued in connection with acquisition of UBS International Equity Fund.

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                                                                              19

                        REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
The Brinson Funds--Global (Ex-U.S.) Equity

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Brinson Funds--Global (Ex-U.S.) Equity Fund (formerly Non-U.S. Equity Fund) as of June 30, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Global (Ex-U.S.) Equity Fund at June 30, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


                                                          /s/ Ernest & Young LLP


Chicago, Illinois
August 11, 1999

================================================================================
20

                                Distributed by:
                            Funds Distributor, Inc.
                                60 State Street
                               Boston, MA 02109


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.

================================================================================

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